--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced V.I. Fund...........    1
                                                              Basic Value V.I. Fund.................   15
                                                              Core Bond V.I. Fund...................   29
                                                              Developing Capital Markets V.I.
                                                                Fund................................   48
                                                              Domestic Money Market V.I. Fund.......   64
                                                              Focus Twenty V.I. Fund................   75
                                                              Fundamental Growth V.I. Fund..........   86
                                                              Global Allocation V.I. Fund...........   99
                                                              Global Growth V.I. Fund...............  123
                                                              Government Bond V.I. Fund.............  137
                                                              High Current Income V.I. Fund.........  149
                                                              Index 500 V.I. Fund...................  168
                                                              Large Cap Core V.I. Fund..............  182
                                                              Large Cap Value V.I. Fund.............  194
                                                              Reserve Assets V.I. Fund..............  206
                                                              Small Cap Value V.I. Fund.............  216
                                                              Utilities and Telecommunications V.I.
                                                                Fund................................  232

                                                              Semi-Annual Report
                                                                   June 30, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to American Balanced V.I. Fund. For the six months ended June 30, 2002, American Balanced V.I. Fund had a total return of -5.50%. For the same period, the unmanaged benchmark Standard & Poor's (S&P) 500 Index declined 13.16%, while the NASDAQ Composite Index plunged almost 25%. Value stocks outperformed growth stocks during the period as investors preferred shares of more stable, predictable, and less expensive companies. As a case in point, the unmanaged S&P/Barra Value Index declined 9.5% during the first six months of 2002, while the unmanaged S&P/Barra Growth Index fell almost 17%.

  The market environment was challenging for equities but friendlier to bonds. The fixed income market performed well as inflationary pressures remained benign and the Federal Reserve Board remained unlikely to raise interest rates in the near future. Government bonds were especially favored during the last six months because investors valued the safety and stability they offered. During the period, the unmanaged benchmark Merrill Lynch Domestic Bond Master Index generated a +3.6% total return.

  The Fund's equities outperformed their market benchmark while bonds underperformed. Within the Fund's equity portfolio, positive contributions from our positions in basic materials, health care, and selected specialty retailers more than offset relative weakness in the media, technology, and diversified energy sectors. Within the Fund's fixed income portfolio, pronounced weakness in high-yield bonds overwhelmed the benefits realized from a longer than average duration in a declining interest rate environment, and from our concentration in securities with intermediate maturities.

INVESTMENT ENVIRONMENT

  U.S. equity markets were extremely volatile during the past six months. Investors struggled to assess the strength of economic growth and corporate earnings prospects while digesting what impact corporate governance scandals and the war on terrorism would have on future profitability. In early 2002, evidence continued to build that the economy was recovering from its 2001 downturn. Economic data finally began to indicate that massive fiscal and monetary stimuli were achieving desired results. These data demonstrated improvements in employment trends, industrial order activity, housing and auto sales, and business inventory levels. They also provided evidence that corporate earnings were stabilizing. Despite these factors, ongoing debate about the pace of growth in corporate earnings, the quality of corporate accounting, and the appropriate level of stock valuations meant stagnant performance for most major market indices.

  A shocking series of corporate misdeeds precipitated a "crisis of confidence" that took place largely during the second quarter of 2002. This crisis led to significant declines in equity prices and encouraged many investors to flee the U.S. stock market. This corporate wrongdoing--exemplified by high profile bankruptcies, accounting scandals, earnings restatements, and fraud allegations--has caused investors to question the integrity of all corporate managements and the accuracy of their financial statements. This skepticism helped drive broad market indices to multiyear lows, despite the growing body of evidence that a solid economic recovery is underway and that declines in stock prices and interest rates have positive implications for future increases in valuations and corporate earnings.

PORTFOLIO MATTERS

  At the end of the period, 66.5% of the portfolio's net assets were invested in equities, 30.7% in fixed income securities, and 2.8% in cash equivalents. This is only modestly changed from six months earlier, when 66.9% of the portfolio was invested in stocks, 30.8% in fixed income securities, and 2.3% in cash equivalents.

  Throughout the period, we adjusted the Fund's holdings in response to ongoing price volatility. Within the equity portfolio, we further increased our exposure to retail stocks, adding Circuit City Stores while increasing our position in Gap Inc. Consumer electronics retailers such as Circuit City continue to benefit from strong consumer demand for home entertainment products, while we believe Gap appears poised to recover after two years of poor merchandising and weak sales. Further, both companies enjoy a strong brand name, solid competitive positions, and restructuring opportunities that we do not believe are being reflected in current share prices. We also increased our exposure to technology companies, establishing new positions in Microsoft and Accenture. The recent sharp correction in technology stock prices has provided an opportunity to invest in several superior companies with strong competitive positions, solid financial characteristics, high returns, and proven managements. These com-

--------------------------------------------------------------------------------

panies were selling at attractive valuation levels for the first time in several years.

  By contrast, we reduced the Fund's exposure to stocks such as Aetna Inc., General Dynamics Corporation, and Nucor Corporation because recent share price advances have reduced the opportunities for further gains. We also eliminated positions in companies such as Williams Companies, Inc. and Applied Materials, Inc. because deteriorating fundamental trends, whether actual or anticipated, suggested a risk of further stock price erosion.

  Within the Fund's fixed income portfolio, we reduced our position in U.S. Treasury bonds. We also increased our holdings in corporate bonds to generate additional yield while still maintaining credit quality. Investment grade corporate bonds, at 72.4% of fixed income assets as of June 30 (up from 69.6% six months earlier), continued to represent the portfolio's largest sector weighting. High yield corporate bonds, meanwhile, made up 10.9% of fixed income assets (up from 10.1%), and U.S. government securities comprised 16.7% (down from 20.3%).The portfolio's average credit quality declined slightly to Baa1/BBB+, while average-yield-to-maturity declined just 15 basis points (0.15%) to 7.31%.

  We are constructive about the U.S. stock market for the rest of 2002 based on the resurgent economy and favorable monetary and psychological indicators. We have confidence in our strategy of maintaining a high exposure to stocks and remaining invested in a variety of economically sensitive securities. Despite this optimism, we think that continued volatility is likely in the near-term, given global political instability, uncertain corporate earnings prospects, and the potential for more revelations of unethical corporate behavior. We believe bond yields must stabilize and corporate earnings demonstrate improvement before increases in stock prices can be sustained. The volatility we anticipate should provide continued opportunities to adjust our equity exposure as valuations change. We expect that this flexibility may be extremely valuable as we move through the remainder of the year.

IN CONCLUSION

  We appreciate your investment in American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                                          % RETURN
-----------------------------------------------------------------------------------------
One Year Ended 6/30/02                                                           -7.29%
-----------------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                         +2.92
-----------------------------------------------------------------------------------------
Ten Years Ended 6/30/02                                                          +6.73
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -5.50%         -7.29%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                 SHARES                                                                     PERCENT OF
          INDUSTRY                HELD                        COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                 13,500      General Dynamics Corporation.............    $  1,435,725       1.3%
                                    40,000      Honeywell International Inc. ............       1,409,200       1.3
                                     7,000      Raytheon Company.........................         285,250       0.2
                                    22,500      United Technologies Corporation..........       1,527,750       1.4
                                                                                             ------------     -----
                                                                                                4,657,925       4.2
----------------------------------------------------------------------------------------------------------------------
AIRLINES                            15,000      +AMR Corporation.........................         252,900       0.2
----------------------------------------------------------------------------------------------------------------------
BANKS                               20,000      FleetBoston Financial Corporation........         647,000       0.6
                                    40,000      Mellon Financial Corporation.............       1,257,200       1.1
                                     5,000      PNC Bank Corp. ..........................         261,400       0.3
                                    40,000      Wells Fargo Company......................       2,002,400       1.8
                                                                                             ------------     -----
                                                                                                4,168,000       3.8
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                           40,000      Anheuser-Busch Companies, Inc. ..........       2,000,000       1.8
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                           35,000      E.I. du Pont de Nemours and Company......       1,554,000       1.4
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            60,000      +CommScope, Inc. ........................         750,000       0.7
                                   155,000      Lucent Technologies Inc. ................         257,300       0.2
                                   110,000      Motorola, Inc. ..........................       1,586,200       1.4
                                                                                             ------------     -----
                                                                                                2,593,500       2.3
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS             15,001      Hewlett-Packard Company..................         229,215       0.2
                                    20,000      International Business Machines
                                                  Corporation............................       1,440,000       1.3
                                                                                             ------------     -----
                                                                                                1,669,215       1.5
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS              50,000      Citigroup Inc. ..........................       1,937,500       1.7
                                    25,000      Fannie Mae...............................       1,843,750       1.7
                                    45,000      J.P. Morgan Chase & Co. .................       1,526,400       1.4
                                    20,000      Morgan Stanley Dean Witter & Co. ........         861,600       0.8
                                    10,000      +Prudential Financial, Inc. .............         333,600       0.3
                                    45,000      Stilwell Financial, Inc. ................         819,000       0.7
                                                                                             ------------     -----
                                                                                                7,321,850       6.6
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         45,000      Verizon Communications...................       1,806,750       1.6
TELECOMMUNICATION SERVICES
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &              40,000      +Agilent Technologies, Inc. .............         946,000       0.9
INSTRUMENTS
                                    55,000      +Sanmina Corporation.....................         346,500       0.3
                                                                                             ------------     -----
                                                                                                1,292,500       1.2
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                        8,000      Nestle SA (Registered Shares)............       1,865,215       1.7
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                       45,000      El Paso Corporation......................         927,450       0.8
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             20,000      Aetna Inc. (New Shares)..................         959,400       0.8
SERVICES
                                    25,000      HCA Inc. ................................       1,187,500       1.1
                                    15,000      +Tenet Healthcare Corporation............       1,073,250       1.0
                                                                                             ------------     -----
                                                                                                3,220,150       2.9
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               20,000      Carnival Corporation.....................         553,800       0.5
LEISURE
                                     5,000      +Harrah's Entertainment, Inc. ...........         221,750       0.2
                                    50,000      McDonald's Corporation...................       1,422,500       1.3
                                     5,000      Starwood Hotels & Resorts Worldwide,
                                                  Inc. ..................................         164,450       0.1
                                                                                             ------------     -----
                                                                                                2,362,500       2.1
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                  20,000      Kimberly-Clark Corporation...............       1,240,000       1.1
----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES            20,000      +Accenture Ltd. 'A'......................         380,000       0.4
                                     5,000      +Computer Sciences Corporation...........         239,000       0.2
                                                                                             ------------     -----
                                                                                                  619,000       0.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                 SHARES                                                                     PERCENT OF
          INDUSTRY                HELD                        COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES             3,000      3M Co. ..................................    $    369,000       0.3%
                                    30,000      General Electric Company.................         871,500       0.8
                                                                                             ------------     -----
                                                                                                1,240,500       1.1
----------------------------------------------------------------------------------------------------------------------
INSURANCE                           45,000      ACE Limited..............................       1,422,000       1.3
                                    30,000      American International Group, Inc. ......       2,046,900       1.8
                                    20,000      XL Capital Ltd. (Class A)................       1,694,000       1.5
                                                                                             ------------     -----
                                                                                                5,162,900       4.6
----------------------------------------------------------------------------------------------------------------------
MACHINERY                           30,000      Dover Corporation........................       1,050,000       0.9
                                    30,000      ITT Industries, Inc. ....................       2,118,000       1.9
                                    17,500      +SPX Corporation.........................       2,056,250       1.9
                                                                                             ------------     -----
                                                                                                5,224,250       4.7
----------------------------------------------------------------------------------------------------------------------
MEDIA                               50,000      +Clear Channel Communications, Inc. .....       1,601,000       1.4
                                    60,000      +Liberty Media Corporation (Class A).....         570,000       0.5
                                    27,500      The New York Times Company (Class A).....       1,416,250       1.3
                                    15,000      Tribune Company..........................         652,500       0.6
                                    47,500      +Viacom, Inc. (Class B)..................       2,107,575       1.9
                                    20,000      The Walt Disney Company..................         378,000       0.4
                                                                                             ------------     -----
                                                                                                6,725,325       6.1
----------------------------------------------------------------------------------------------------------------------
METALS & MINING                     30,000      Alcoa Inc. ..............................         994,500       0.9
                                    20,000      Nucor Corporation........................       1,300,800       1.2
                                                                                             ------------     -----
                                                                                                2,295,300       2.1
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                    35,000      The May Department Stores Company........       1,152,550       1.0
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                           35,000      Anadarko Petroleum Corporation...........       1,725,500       1.6
                                     3,000      ChevronTexaco Corporation................         265,500       0.2
                                                                                             ------------     -----
                                                                                                1,991,000       1.8
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS             35,000      International Paper Company..............       1,525,300       1.4
                                    15,000      Weyerhaeuser Company.....................         957,750       0.8
                                                                                             ------------     -----
                                                                                                2,483,050       2.2
----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                   35,000      Avon Products, Inc. .....................       1,828,400       1.6
                                    25,000      The Gillette Company.....................         846,750       0.8
                                                                                             ------------     -----
                                                                                                2,675,150       2.4
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     40,000      Pharmacia Corporation....................       1,498,000       1.3
                                    20,000      Schering-Plough Corporation..............         492,000       0.4
                                    25,000      Wyeth....................................       1,280,000       1.2
                                                                                             ------------     -----
                                                                                                3,270,000       2.9
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &           60,000      +Advanced Micro Devices, Inc. ...........         583,200       0.5
PRODUCTS
                                    75,000      +Agere Systems Inc. (Class A)............         105,000       0.1
                                    41,000      +Agere Systems Inc. (Class B)............          61,500       0.1
                                    20,000      Texas Instruments Incorporated...........         474,000       0.4
                                                                                             ------------     -----
                                                                                                1,223,700       1.1
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                             7,500      +Microsoft Corporation...................         410,250       0.4
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                    17,500      Circuit City Stores--Circuit City
                                                  Group..................................         328,125       0.3
                                    40,000      The Gap, Inc. ...........................         568,000       0.5
                                    10,000      The Home Depot, Inc. ....................         367,300       0.3
                                    50,000      The Limited, Inc. .......................       1,065,000       1.0
                                                                                             ------------     -----
                                                                                                2,328,425       2.1
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS (COST--$82,201,327)        73,733,355      66.3
----------------------------------------------------------------------------------------------------------------------
                                      FACE
                                    AMOUNT              FIXED INCOME INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE             $1,000,000      Raytheon Co., 6.15% due 11/01/2008.......       1,026,421       0.9
----------------------------------------------------------------------------------------------------------------------
AIRLINES                           500,000      Continental Airlines, 8% due
                                                  12/15/2005.............................         440,000       0.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                                  PERCENT OF
INDUSTRY                            AMOUNT              FIXED INCOME INVESTMENTS                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                 $1,000,000      The Goodyear Tire & Rubber Company,
                                                  6.625% due 12/01/2006..................    $    950,697       0.9%
----------------------------------------------------------------------------------------------------------------------
BANKS                            1,000,000      FleetBoston Financial Corporation, 6.375%
                                                  due 5/15/2008..........................       1,040,592       0.9
                                   500,000      PNC Funding Corp., 6.125% due
                                                  2/15/2009..............................         504,515       0.4
                                   500,000      Provident Bank, 6.375% due 1/15/2004.....         516,933       0.5
                                 1,000,000      Union Planters Corp., 7.75% due
                                                  3/01/2011..............................       1,098,331       1.0
                                   500,000      Washington Mutual Inc., 5.625% due
                                                  1/15/2007..............................         506,420       0.5
                                                                                             ------------     -----
                                                                                                3,666,791       3.3
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          500,000      Equistar Chemicals LP, 6.50% due
                                                  2/15/2006..............................         450,407       0.4
                                 1,000,000      International Flavors & Fragrance, 6.45%
                                                  due 5/15/2006..........................       1,040,342       0.9
                                                                                             ------------     -----
                                                                                                1,490,749       1.3
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           660,000      Harris Corporation, 6.35% due
                                                  2/01/2028..............................         630,913       0.6
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS             750,000      GATX Capital Corporation, 6.86% due
                                                  10/13/2005.............................         704,939       0.6
                                 1,000,000      General Electric Capital Corporation, 6%
                                                  due 6/15/2012..........................         995,257       0.9
                                 1,500,000      General Motors Acceptance Corp., 5.85%
                                                  due 1/14/2009..........................       1,447,062       1.3
                                   900,000      Hertz Corp., 6.25% due 3/15/2009.........         858,016       0.8
                                 1,000,000      Household Finance Corp., 6.50% due
                                                  11/15/2008.............................       1,003,191       0.9
                                                                                             ------------     -----
                                                                                                5,008,465       4.5
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        500,000      Pacific Telecom, Inc., 6.625% due
TELECOMMUNICATION SERVICES                        10/20/2005.............................         523,340       0.5
                                 1,000,000      Sprint Capital Corporation, 6.90% due
                                                  5/01/2019..............................         667,767       0.6
                                                                                             ------------     -----
                                                                                                1,191,107       1.1
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES               1,000,000      Empresa Nacional de Electricidad SA
                                                  (Endesa), 7.325% due 2/01/2037.........         960,488       0.9
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                    1,000,000      Conagra Inc., 6.70% due 8/01/2027........       1,034,878       0.9
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                      500,000      The Coastal Corporation, 6.70% due
                                                  2/15/2027..............................         491,039       0.4
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &          1,000,000      HealthSouth Corporation, 7.375% due
SERVICES                                          10/01/2006.............................       1,000,000       0.9
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES               1,000,000      Champion Enterprises, Inc., 7.625% due
                                                  5/15/2009..............................         630,000       0.6
----------------------------------------------------------------------------------------------------------------------
MACHINERY                          500,000      Cummins Engine, 6.75% due 2/15/2027......         494,895       0.4
----------------------------------------------------------------------------------------------------------------------
MARINE                           1,000,000      Transportacion Maritima Mexicana, SA de
                                                  CV, 10.25% due 11/15/2006..............         720,000       0.7
----------------------------------------------------------------------------------------------------------------------
MEDIA                            1,000,000      AOL Time Warner Inc., 6.875% due
                                                  5/01/2012..............................         922,249       0.8
                                 1,000,000      News America Inc., 6.75% due 1/09/2038...         991,010       0.9
                                 1,000,000      Univision Communication Inc., 7.85% due
                                                  7/15/2011..............................       1,041,236       1.0
                                                                                             ------------     -----
                                                                                                2,954,495       2.7
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                1,000,000      Williams Holdings of Delaware, Inc.,
UNREGULATED POWER                                 6.25% due 2/01/2006....................         825,287       0.7
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                        1,000,000      Anderson Exploration Ltd., 6.75% due
                                                  3/15/2011..............................       1,016,285       0.9
                                   500,000      Perez Companc SA, 8.125% due
                                                  7/15/2007(a)...........................         250,000       0.2
                                                                                             ------------     -----
                                                                                                1,266,285       1.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                                  PERCENT OF
INDUSTRY                            AMOUNT              FIXED INCOME INVESTMENTS                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS         $1,000,000      Champion International Corp., 6.65% due
                                                  12/15/2037.............................    $  1,045,215       1.0%
                                 1,000,000      Weyerhaeuser Company, 6.75% due
                                                  3/15/2012(a)...........................       1,035,516       0.9
                                                                                             ------------     -----
                                                                                                2,080,731       1.9
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                      1,000,000      CSX Corporation, 6.75% due 3/15/2011.....       1,048,761       0.9
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY                        U.S. Treasury Notes:
OBLIGATIONS
                                 5,000,000        4.75% due 11/15/2008...................       5,091,475       4.6
                                   500,000        5.50% due 5/15/2009....................         528,985       0.5
                                                                                             ------------     -----
                                                                                                5,620,460       5.1
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION         500,000      Nextel Communications, Inc., 9.375% due
SERVICES                                          11/15/2009.............................         253,750       0.2
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL FIXED INCOME INVESTMENTS
                                                (COST--$34,261,624)                            33,786,212      30.4
----------------------------------------------------------------------------------------------------------------------
                                                          SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                3,053,000      General Motors Acceptance Corp., 2.10%
                                                  due 7/01/2002..........................       3,052,466       2.7
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST--$3,052,466)                              3,052,466       2.7
----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST--$119,515,417)...     110,572,033      99.4
                                                OTHER ASSETS LESS LIABILITIES............         678,587       0.6
                                                                                             ------------     -----
                                                NET ASSETS...............................    $111,250,620     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $2,497,160) (identified cost--$119,515,417)...............                $110,572,033
Investments held as collateral for loaned securities, at
  value.....................................................                   2,449,500
Cash........................................................                         516
Receivables:
  Securities sold...........................................  $ 1,709,000
  Interest..................................................      565,583
  Dividends.................................................       63,576
  Capital shares sold.......................................        1,562
  Loaned securities.........................................          602      2,340,323
                                                              -----------
Prepaid expenses............................................                      16,584
                                                                            ------------
Total assets................................................                 115,378,956
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   2,449,500
Payables:
  Securities purchased......................................    1,505,205
  Capital shares redeemed...................................       93,226
  Investment adviser........................................       48,932      1,647,363
                                                              -----------
Accrued expenses............................................                      31,473
                                                                            ------------
Total liabilities...........................................                   4,128,336
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $111,250,620
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $  1,044,281
Paid-in capital in excess of par............................                 125,425,751
Undistributed investment income--net........................  $ 1,543,839
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (7,821,460)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (8,941,791)
                                                              -----------
Total accumulated losses--net...............................                 (15,219,412)
                                                                            ------------
NET ASSETS..................................................                $111,250,620
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $111,250,620 and 10,442,814
  shares outstanding........................................                $      10.65
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $ 1,352,510
Dividends (net of $4,635 foreign withholding tax)...........                    550,052
Securities lending--net.....................................                      2,943
                                                                            -----------
Total income................................................                  1,905,505
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   336,976
Accounting services.........................................       20,985
Professional fees...........................................       11,601
Custodian fees..............................................        9,542
Transfer agent fees.........................................        7,679
Printing and shareholder reports............................        6,113
Pricing services............................................        3,440
Directors' fees and expenses................................        2,499
Other.......................................................        2,803
                                                              -----------
Total expenses..............................................                    401,638
                                                                            -----------
Investment income--net......................................                  1,503,867
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (3,325,146)
  Foreign currency transactions--net........................         (643)   (3,325,789)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (4,638,853)
  Foreign currency transactions--net........................        1,390    (4,637,463)
                                                              -----------   -----------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                 (7,963,252)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(6,459,385)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX          FOR THE
                                                              MONTHS ENDED       YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,503,867       $  3,250,330
Realized loss on investments and foreign currency
  transactions--net.........................................   (3,325,789)          (370,561)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (4,637,463)       (13,398,574)
                                                              ------------      ------------
Net decrease in net assets resulting from operations........   (6,459,385)       (10,518,805)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................           --         (3,362,126)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................           --         (3,362,126)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................  (12,794,188)        11,294,734
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (19,253,573)        (2,586,197)
Beginning of period.........................................  130,504,193        133,090,390
                                                              ------------      ------------
End of period*..............................................  $111,250,620      $130,504,193
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 1,543,839       $     39,972
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2002         2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  11.27     $  12.49    $  14.80    $  16.74    $  16.59
                                                          --------     --------    --------    --------    --------
Investment income--net................................         .14+         .28+        .34+        .45         .40
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................        (.76)       (1.20)       (.58)        .83        1.60
                                                          --------     --------    --------    --------    --------
Total from investment operations......................        (.62)        (.92)       (.24)       1.28        2.00
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --         (.30)       (.38)       (.85)       (.54)
  In excess of investment income--net.................          --           --          --++        --          --
  Realized gain on investments--net...................          --           --       (1.33)      (2.37)      (1.31)
  In excess of realized gain on investments--net......          --           --        (.36)         --          --
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................          --         (.30)      (2.07)      (3.22)      (1.85)
                                                          --------     --------    --------    --------    --------
Net asset value, end of period........................    $  10.65     $  11.27    $  12.49    $  14.80    $  16.74
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      (5.50%)+++   (7.39%)     (1.68%)      8.73%      13.56%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .66%*        .68%        .62%        .61%        .62%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       2.45%*       2.42%       2.32%       2.70%       2.37%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $111,251     $130,504    $133,090    $166,405    $187,084
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................      17.20%      134.43%      85.30%     105.48%     102.47%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. American Balanced V.I. Fund (the "Fund") (formerly American Balanced Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S") a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $2,497,160 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $736,077 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,713,423 was invested in the Merrill Lunch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $1,136 in securities lending agent fees.

  For the six months ended June 30, 2002, MLPF&S earned $3,280 in commissions in the execution of portfolio security transactions.

  For the six months ended June 30, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $459 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $2,179 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $20,729,680 and $32,107,960, respectively.

--------------------------------------------------------------------------------

  Net realized losses for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

-------------------------------------------------------------------
                                        Realized       Unrealized
                                         Losses      Gains (Losses)
-------------------------------------------------------------------
Long-term investments................  $(3,325,146)   $(8,943,384)
Foreign currency transactions........         (643)         1,593
                                       -----------    -----------
Total................................  $(3,325,789)   $(8,941,791)
                                       ===========    ===========
-------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $8,897,744, of which $6,993,953 related to appreciated securities and $15,891,697 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $119,469,776.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2002                              Shares        Amount
------------------------------------------------------------------
Shares sold............................       6,871   $     77,622
Shares redeemed........................  (1,141,482)   (12,871,810)
                                         ----------   ------------
Net decrease...........................  (1,134,611)  $(12,794,188)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 2001                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      52,740   $    614,674
Shares issued to shareholders in
 reinvestment of dividends.............     297,270      3,362,126
Shares issued resulting from
 reorganization........................   3,272,316     38,741,380
                                         ----------   ------------
Total issued...........................   3,622,326     42,718,180
Shares redeemed........................  (2,700,801)   (31,423,446)
                                         ----------   ------------
Net increase...........................     921,525   $ 11,294,734
                                         ==========   ============
------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $3,876,150, of which $593,021 expires in 2007 and $3,283,129 expires 2009. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Basic Value V.I. Fund. For the six-month period ended June 30, 2002, Basic Value V.I. Fund's Class A and Class B Shares had total returns of -8.53% and -8.56%, respectively, compared to -4.78% for the Fund's unmanaged benchmark, the Russell 1000 Value Index. The six-month period was characterized by extreme stock market volatility. Contributing to this volatility were continued economic uncertainty, questionable accounting practices by Corporate America, and an increase in global terrorism. While it appears that the economy has already begun to recover, the latter two factors will require more time before investors determine improvement.

  The Fund's holdings in traditional cyclical stocks were among the strongest performers during the period, thanks to their modest valuations and expectations for continued economic improvement. In particular, companies in the auto, energy, paper, and industrial sectors generated positive returns as investors anticipated significant improvement in earnings with an expected economic recovery. Our holdings in the consumer staples sector also enjoyed six months of good performance because of their defensive nature and the boost that a weaker dollar may continue to provide to their reported earnings.

  On the negative side, the Fund's overweight position in broadcasting and cable stocks hurt performance during the past six months. Ironically, the decline in these sectors occurred even though their fundamentals have been improving, the result of a more favorable advertising environment. In addition, media-related companies encountered challenges because of investors' preference for companies that can generate more consistent cash flows, as well as their disdain for companies built through acquisitions. We also encountered weak results from some of our financial holdings, despite being underweighted in the sector. Poor-performing stocks for the Fund included Morgan Stanley Dean Witter & Co. and Stilwell Financial, Inc., which were hurt by their exposure to uncertain stock markets. The Fund's investments in large-capitalization pharmaceutical companies, traditionally seen as defensive investments, also were a drag on performance. Companies in this sector were hurt by the inability to get new products approved as well as by ongoing speculation that government price controls might be implemented. Finally, the Fund's overweighting in the technology sector had an especially negative impact on overall results. The most extreme declines came from companies exposed to the depressed telecommunications industry. With the economic environment so uncertain, corporations have reined in budgets for new technologies, reducing earnings for the businesses that produce these technologies.

PORTFOLIO MATTERS

  Our investment philosophy leads us to purchase stocks in those sectors that have been the hardest hit by a market downturn. Accordingly, during the first half of 2002, we added to many of our media, technology and telecommunications holdings. With these stocks declining further during the period, this decision turned out to be premature. We nevertheless continue to believe that the companies we invested in are strong franchises with sustainable balance sheets, and that the Fund will be rewarded once we encounter a more vibrant economy and these companies realize their peak earnings potential. Our stock sales included exiting a number of positions in the consumer product and retail sectors. The stocks we sold had met our objectives, and we wanted to redeploy proceeds into areas with more appreciation potential.

  As of June 30, 2002, the Fund was aggressively positioned in economically sensitive companies. We remained overweighted in industries such as media, industrials and technology, while staying underweighted in financials and utilities. In the current economic environment, in which financial statements are questioned and corporate managements are mistrusted, it is difficult to imagine advances in the stock market. We find it equally difficult to believe, however, that the majority of U.S. corporations have been reporting fraudulent earnings. We believe that investor confidence will return with greater scrutiny and more accountable corporate managers. At that point, investors can then focus on positive U.S. economic trends, such as high worker productivity, respectable gross domestic product growth, low unemployment and minimal inflation. With that in mind, we are seeking to invest in a portfolio of high-quality, well-managed companies that we believe offer an attractive balance of risk and return and should benefit from a more normal economic environment.

IN CONCLUSION

  We appreciate your investment in Basic Value V.I. Fund of Merrill Lynch Variable Series Funds,

--------------------------------------------------------------------------------

Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

/s/ Robert J. Martorelli
Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   - 8.64%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                  + 8.75
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/02                                       +12.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    -8.79%
--------------------------------------------------------------------------------
Inception (11/03/97) through 6/30/02                                       +7.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -8.53%         -8.64%
-----------------------------------------------------------------------------------------
Class B Shares                                                   -8.56          -8.79
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                   SHARES                                                                    PERCENT OF
INDUSTRY                             HELD                       STOCKS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT        4,683,200      +3Com Corporation........................    $   20,840,240       1.6%
INSURANCE                         394,300      ACE Limited..............................        12,459,880       1.0
SEMICONDUCTOR EQUIPMENT &       1,006,200      +Advanced Micro Devices, Inc. ...........         9,780,264       0.8
  PRODUCTS
SEMICONDUCTOR EQUIPMENT &               1      +Agere Systems Inc. (Class A)............                 1       0.0
  PRODUCTS
SEMICONDUCTOR EQUIPMENT &       1,180,082      +Agere Systems Inc. (Class B)............         1,770,124       0.1
  PRODUCTS
METALS & MINING                    98,000      Arch Coal, Inc. .........................         2,225,580       0.2
PAPER & FOREST PRODUCTS           958,700      Boise Cascade Corporation................        33,103,911       2.6
ENERGY EQUIPMENT & SERVICE        702,600      ENSCO International Incorporated.........        19,152,876       1.5
MEDIA                             834,000      +Fox Entertainment Group, Inc. (Class
                                                 A).....................................        18,139,500       1.4
PAPER & FOREST PRODUCTS           494,800      Georgia-Pacific Group....................        12,162,184       1.0
INSURANCE                         213,800      The Hartford Financial Services Group,
                                                 Inc. ..................................        12,714,686       1.0
MEDIA                           2,784,500      +Liberty Media Corporation (Class A).....        26,452,750       2.1
COMMUNICATIONS EQUIPMENT        4,909,200      +Lucent Technologies Inc. ...............         8,149,272       0.6
METALS & MINING                   479,800      Massey Energy Company....................         6,093,460       0.5
COMMUNICATIONS EQUIPMENT        1,201,970      Motorola, Inc. ..........................        17,332,407       1.4
ELECTRONIC EQUIPMENT &          1,207,700      Symbol Technologies, Inc. ...............        10,265,450       0.8
  INSTRUMENTS
SPECIALTY RETAIL                  716,400      +Toys 'R' Us, Inc. ......................        12,515,508       1.0
MEDIA                             503,100      Tribune Company..........................        21,884,850       1.7
MEDIA                             547,200      The Walt Disney Company..................        10,342,080       0.8
                                                                                            --------------     -----
                                                                                               255,385,023      20.1
-----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE EARNINGS/RATIO
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                         449,700      The Allstate Corporation.................        16,629,906       1.3
BANKS                             343,700      Bank One Corporation.....................        13,225,576       1.1
MACHINERY                         224,200      Caterpillar Inc. ........................        10,974,590       0.9
DIVERSIFIED FINANCIALS            722,920      Citigroup Inc. ..........................        28,013,150       2.2
MACHINERY                         456,500      Deere & Company..........................        21,866,350       1.7
AUTO COMPONENTS                 1,248,500      Delphi Automotive Systems Corporation....        16,480,200       1.3
ENERGY EQUIPMENT & SERVICE        713,400      Diamond Offshore Drilling, Inc. .........        20,331,900       1.6
CHEMICALS                         603,700      E.I. du Pont de Nemours and Company......        26,804,280       2.1
MACHINERY                          82,200      Eaton Corporation........................         5,980,050       0.5
BANKS                             396,800      FleetBoston Financial Corporation........        12,836,480       1.0
MEDIA                             140,000      Gannett Co., Inc. .......................        10,626,000       0.8
AUTOMOBILES                       247,800      General Motors Corporation...............        13,244,910       1.1
ENERGY EQUIPMENT & SERVICE      1,609,700      +Grant Prideco, Inc. ....................        21,891,920       1.7
COMPUTERS & PERIPHERALS           839,131      Hewlett-Packard Company..................        12,821,922       1.0
COMPUTERS & PERIPHERALS           196,610      International Business Machines
                                                 Corporation............................        14,155,920       1.1
DIVERSIFIED FINANCIALS            698,500      J.P. Morgan Chase & Co. .................        23,693,120       1.9
MEDIA                             163,000      Knight Ridder, Inc. .....................        10,260,850       0.8
ELECTRONIC EQUIPMENT &            647,900      Koninklijke (Royal) Philips Electronics
  INSTRUMENTS                                    NV (NY Registered Shares)..............        17,882,040       1.4
BANKS                             433,400      Mellon Financial Corporation.............        13,621,762       1.1
DIVERSIFIED FINANCIALS            359,400      Morgan Stanley Dean Witter & Co. ........        15,482,952       1.2
SEMICONDUCTOR EQUIPMENT &         315,900      +National Semiconductor Corporation......         9,214,803       0.7
  PRODUCTS
BANKS                             242,200      PNC Bank Corp. ..........................        12,662,216       1.0
HOUSEHOLD PRODUCTS                262,200      The Procter & Gamble Company.............        23,414,460       1.9
ENERGY EQUIPMENT & SERVICE        764,800      Rowan Companies, Inc. ...................        16,404,960       1.3
PAPER & FOREST PRODUCTS         1,444,200      Sappi Limited (ADR)*.....................        20,247,684       1.6
FOOD PRODUCTS                     900,000      Sara Lee Corporation.....................        18,576,000       1.5
DIVERSIFIED FINANCIALS            638,400      Stilwell Financial, Inc. ................        11,618,880       0.9
INDUSTRIAL CONGLOMERATES          431,800      Textron, Inc. ...........................        20,251,420       1.6
IT CONSULTING & SERVICES        1,987,200      +Unisys Corporation .....................        17,884,800       1.4

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                    PERCENT OF
INDUSTRY                             HELD                       STOCKS                          VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE EARNINGS/RATIO (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------
BANKS                             862,600      Wachovia Corporation.....................    $   32,934,068       2.6%
DIVERSIFIED                     3,542,200      +WorldCom, Inc. .........................           177,110       0.0
  TELECOMMUNICATION SERVICES
                                                                                            --------------     -----
                                                                                               510,210,279      40.3
-----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                     1,036,300      AT&T Corp. ..............................        11,088,410       0.9
  TELECOMMUNICATION SERVICES
METALS & MINING                   396,200      Alcoa Inc. ..............................        13,134,030       1.0
BANKS                             269,700      Bank of America Corporation..............        18,976,092       1.5
PHARMACEUTICALS                   455,500      Bristol-Myers Squibb Company.............        11,706,350       0.9
AUTOMOBILES                       391,300      +DaimlerChrysler AG......................        18,872,399       1.5
OIL & GAS                         659,100      Exxon Mobil Corporation..................        26,970,372       2.1
AUTOMOBILES                       577,500      Ford Motor Company.......................         9,240,000       0.7
PERSONAL PRODUCTS                 632,400      The Gillette Company.....................        21,419,388       1.7
AEROSPACE & DEFENSE               567,500      Honeywell International Inc. ............        19,993,025       1.6
HOTELS, RESTAURANTS &             847,400      McDonald's Corporation...................        24,108,530       1.9
  LEISURE
PHARMACEUTICALS                   311,000      Merck & Co., Inc. .......................        15,749,040       1.2
METALS & MINING                   513,500      Phelps Dodge Corporation.................        21,156,200       1.7
DIVERSIFIED                       373,500      SBC Communications Inc. .................        11,391,750       0.9
  TELECOMMUNICATION SERVICES
PHARMACEUTICALS                   553,900      Schering-Plough Corporation..............        13,625,940       1.1
ELECTRICAL EQUIPMENT              988,300      Thomas & Betts Corporation...............        18,382,380       1.5
OIL & GAS                         941,200      Unocal Corporation.......................        34,767,928       2.7
DIVERSIFIED                       433,700      Verizon Communications...................        17,413,055       1.4
  TELECOMMUNICATION SERVICES
MEDIA                             647,400      Vivendi Universal SA (ADR)*..............        13,919,100       1.1
                                                                                            --------------     -----
                                                                                               321,913,989      25.4
-----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION        825,600      +AT&T Wireless Services Inc. ............         4,829,760       0.4
  SERVICES
ELECTRONIC EQUIPMENT &            492,500      +Agilent Technologies, Inc. .............        11,647,625       0.9
  INSTRUMENTS
INSURANCE                         381,000      American International Group, Inc. ......        25,995,630       2.0
SOFTWARE                        1,201,500      +Borland Software Corporation............        12,363,435       1.0
HEALTH CARE EQUIPMENT &           588,600      +Boston Scientific Corporation...........        17,257,752       1.4
  SUPPLIES
HOUSEHOLD PRODUCTS                305,600      The Clorox Company.......................        12,636,560       1.0
SOFTWARE                          666,500      Computer Associates International,
                                                 Inc. ..................................        10,590,685       0.8
SEMICONDUCTOR EQUIPMENT &         391,300      +Micron Technology, Inc. ................         7,912,086       0.6
  PRODUCTS
MEDIA                             427,300      +Viacom, Inc. (Class B)..................        18,959,301       1.5
                                                                                            --------------     -----
                                                                                               122,192,834       9.6
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS
                                               (COST--$1,318,723,255)                        1,209,702,125      95.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                     FACE                                                                    PERCENT OF
                                   AMOUNT                SHORT-TERM SECURITIES                  VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $35,000,000      Fortis Funding LLC, 1.76% due 7/15/2002..    $   34,970,911       2.8%
                               20,669,000      General Motors Acceptance Corp., 2.10%
                                                 due 7/01/2002..........................        20,665,383       1.6
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$55,636,294)                              55,636,294       4.4
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$1,374,359,549)...................     1,265,338,419      99.8
                                               OTHER ASSETS LESS LIABILITIES............         2,193,614       0.2
                                                                                            --------------     -----
                                               NET ASSETS...............................    $1,267,532,033     100.0%
                                                                                            ==============     =====
-----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $312,866,585) (identified cost--$1,374,359,549)...........                  $1,265,338,419
Investments held as collateral for loaned securities, at
  value.....................................................                     326,559,000
Receivables:
  Securities sold...........................................  $   5,148,143
  Dividends.................................................      1,483,765
  Capital shares sold.......................................        224,114
  Loaned securities.........................................         95,994        6,952,016
                                                              -------------
Prepaid expenses............................................                         110,409
                                                                              --------------
Total assets................................................                   1,598,959,844
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     326,559,000
Payables:
  Capital shares redeemed...................................      4,015,413
  Investment adviser........................................        613,001
  Distributor...............................................          4,991        4,633,405
                                                              -------------
Accrued expenses and other liabilities......................                         235,406
                                                                              --------------
Total liabilities...........................................                     331,427,811
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,267,532,033
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $   10,040,474
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         338,707
Paid-in capital in excess of par............................                   1,358,048,358
Undistributed investment income--net........................  $   6,400,062
Undistributed realized capital gains on investments--net....      1,725,562
Unrealized depreciation on investments--net.................   (109,021,130)
                                                              -------------
Total accumulated losses--net...............................                    (100,895,506)
                                                                              --------------
NET ASSETS..................................................                  $1,267,532,033
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,226,301,973 and
  100,404,744 shares outstanding............................                  $        12.21
                                                                              ==============
Class B--Based on net assets of $41,230,060 and 3,387,073
  shares outstanding........................................                  $        12.17
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $175,850 foreign withholding tax).........               $   9,891,409
Interest....................................................                     827,954
Securities lending--net.....................................                     255,060
                                                                           -------------
Total income................................................                  10,974,423
                                                                           -------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $4,068,828
Accounting services.........................................     223,511
Printing and shareholder reports............................      63,523
Professional fees...........................................      56,660
Transfer agent fees.........................................      46,334
Custodian fees..............................................      40,719
Distribution fees--Class B..................................      34,037
Directors' fees and expenses................................      25,891
Pricing services............................................         350
Registration fees...........................................          98
Other.......................................................      14,410
                                                              ----------
Expenses....................................................                   4,574,361
                                                                           -------------
Investment income--net......................................                   6,400,062
                                                                           -------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain from investments--net.........................                  10,843,325
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (137,777,338)
                                                                           -------------
Total realized and unrealized loss on investments--net......                (126,934,013)
                                                                           -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(120,533,951)
                                                                           =============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX         FOR THE
                                                                 MONTHS ENDED       YEAR ENDED
                                                                   JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                   2002              2001
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    6,400,062    $   12,829,826
Realized gain on investments--net...........................        10,843,325        45,882,129
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (137,777,338)       (3,651,565)
                                                                --------------    --------------
Net increase (decrease) in net assets resulting from
  operations................................................      (120,533,951)       55,060,390
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................                --       (12,800,752)
  Class B...................................................                --          (380,219)
Realized gain on investments--net:
  Class A...................................................       (12,660,695)      (63,303,028)
  Class B...................................................          (436,927)       (2,071,756)
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (13,097,622)      (78,555,755)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................        44,998,187       165,220,758
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       (88,633,386)      141,725,393
Beginning of period.........................................     1,356,165,419     1,214,440,026
                                                                --------------    --------------
End of period*..............................................    $1,267,532,033    $1,356,165,419
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    6,400,062                --
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            -----------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                   FOR THE SIX
                                                        MONTHS ENDED            FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2002          2001          2000          1999         1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $    13.47    $    13.71    $    13.60    $    14.67    $  15.84
                                                         ----------    ----------    ----------    ----------    --------
Investment income--net++............................            .06           .14           .24           .22         .19
Realized and unrealized gain(loss) on investments
  and foreign currency transactions--net............          (1.19)          .44          1.41          2.37        1.10
                                                         ----------    ----------    ----------    ----------    --------
Total from investment operations....................          (1.13)          .58          1.65          2.59        1.29
                                                         ----------    ----------    ----------    ----------    --------
Less dividends and distributions:
  Investment income--net............................             --          (.13)         (.24)         (.38)       (.19)
  Realized gain on investments--net.................           (.13)         (.69)        (1.30)        (3.28)      (2.27)
                                                         ----------    ----------    ----------    ----------    --------
Total dividends and distributions...................           (.13)         (.82)        (1.54)        (3.66)      (2.46)
                                                         ----------    ----------    ----------    ----------    --------
Net asset value, end of period......................     $    12.21    $    13.47    $    13.71    $    13.60    $  14.67
                                                         ==========    ==========    ==========    ==========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         (8.53%)+       4.26%        12.65%        21.12%       9.44%
                                                         ==========    ==========    ==========    ==========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................           .67%*         .68%          .65%          .66%        .66%
                                                         ==========    ==========    ==========    ==========    ========
Investment income--net..............................           .95%*        1.00%         1.75%         1.59%       1.26%
                                                         ==========    ==========    ==========    ==========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $1,226,302    $1,310,134    $1,179,853    $1,042,885    $754,519
                                                         ==========    ==========    ==========    ==========    ========
Portfolio turnover..................................         19.65%        61.04%        67.31%        86.46%     113.44%
                                                         ==========    ==========    ==========    ==========    ========
-------------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Aggregate total investment return.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS                   --------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                     FOR THE SIX
                                                          MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30,     -----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2002        2001       2000       1999        1998
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................    $ 13.43      $ 13.68    $ 13.58    $ 14.65    $  15.84
                                                            -------      -------    -------    -------    --------
Investment income--net++................................        .05          .11        .22        .21         .16
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................      (1.18)         .45       1.40       2.36        1.10
                                                            -------      -------    -------    -------    --------
Total from investment operations........................      (1.13)         .56       1.62       2.57        1.26
                                                            -------      -------    -------    -------    --------
Less dividends and distributions:
  Investment income--net................................         --         (.12)      (.22)      (.36)       (.18)
  Realized gain on investments--net.....................       (.13)        (.69)     (1.30)     (3.28)      (2.27)
                                                            -------      -------    -------    -------    --------
Total dividends and distributions.......................       (.13)        (.81)     (1.52)     (3.64)      (2.45)
                                                            -------      -------    -------    -------    --------
Net asset value, end of period..........................    $ 12.17      $ 13.43    $ 13.68    $ 13.58    $  14.65
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................     (8.56%)+      4.05%     12.46%     20.97%       9.28%
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       .82%*        .83%       .80%       .81%        .82%
                                                            =======      =======    =======    =======    ========
Investment income--net..................................       .80%*        .85%      1.60%      1.49%       1.12%
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................    $41,230      $46,031    $34,587    $19,051    $  3,385
                                                            =======      =======    =======    =======    ========
Portfolio turnover......................................     19.65%       61.04%     67.31%     86.46%     113.44%
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Aggregate total investment return.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Basic Value V.I. Fund (the "Fund") (formerly Basic Value Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $82,565,486 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $98,131,966 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $228,427,034 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $100,634 in securities lending agent fees.

  For the six months ended June 30, 2002, MLPF&S earned $189,999 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $22,790 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $283,932,698 and $252,346,277, respectively.

--------------------------------------------------------------------------------

  Net realized gains for the six months ended June 30, 2002 and net unrealized losses as of June 30, 2002 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                          Gains         Losses
------------------------------------------------------------------
Long-term investments................  $10,842,541   $(109,021,130)
Short-term investments...............          784              --
                                       -----------   -------------
Total................................  $10,843,325   $(109,021,130)
                                       ===========   =============
------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $109,021,130, of which $87,574,369 related to appreciated securities and $196,595,499 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $1,374,359,549.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $44,998,187 and $165,220,758 for the six months ended June 30, 2002 and for the year ended December 31, 2001, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2002                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    6,093,690    $ 83,355,922
Shares issued to shareholders in
 reinvestment of distributions........      912,154      12,660,695
                                         ----------    ------------
Total issued..........................    7,005,844      96,016,617
Shares redeemed.......................   (3,872,201)    (50,549,682)
                                         ----------    ------------
Net increase..........................    3,133,643    $ 45,466,935
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2001                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  13,352,667    $ 179,176,410
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   5,574,026       76,103,780
                                      ----------    -------------
Total issued........................  18,926,693      255,280,190
Shares redeemed.....................  (7,688,531)    (102,348,813)
                                      ----------    -------------
Net increase........................  11,238,162    $ 152,931,377
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months Ended                 Dollar
June 30, 2002                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   156,660    $ 2,099,673
Shares issued to shareholders in
 reinvestment of distributions..........    31,570        436,927
                                          --------    -----------
Total issued............................   188,230      2,536,600
Shares redeemed.........................  (227,602)    (3,005,348)
                                          --------    -----------
Net decrease............................   (39,372)   $  (468,748)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,015,056    $13,792,531
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    180,131      2,451,975
                                         ---------    -----------
Total issued...........................  1,195,187     16,244,506
Shares redeemed........................   (296,342)    (3,955,125)
                                         ---------    -----------
Net increase...........................    898,845    $12,289,381
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Core Bond V.I. Fund. The following report details the major events that influenced the Core Bond V.I. Fund's performance during the first half of 2002. For the six-month period, ended June 30, 2002, the Fund's Class A Shares had a total return of +3.41%, compared to +3.79% for the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index.

INVESTMENT ENVIRONMENT

  At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

  Given all of these uncertainties, it appears that the U.S. equity markets are suffering the most, as the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index were down approximately 8%, 15% and 27%, respectively, for the six months ended June 30, 2002. In this environment, fixed income securities and gold investments were the main beneficiaries as the broad fixed income indices posted gains of 3.7%, while gold prices advanced more than 13%.

  During the six-month period ended June 30, 2002, the U.S. economy appeared to grow by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was revised to 6.1%, and, based on recent economic releases, growth should moderate between 2.5% and 3% for the second quarter. The restocking of inventories will add less to growth in the second quarter than in the first quarter, but the consumer continues to do more than its part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all time high, suggesting that the housing sector will continue to add growth.

  The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they will continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well underway. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, which could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

  The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) will suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty

--------------------------------------------------------------------------------

expectations investors had for U.S. financial assets during the late 1990s.

PORTFOLIO MATTERS

  Throughout the six months ended June 30, 2002, we continued to position the portfolio with a pro-cyclical bias. We maintained overweight positions in the corporate and mortgage markets with an overall portfolio duration that was slightly shorter than the benchmark. As we moved through the first quarter of 2002, we shifted our 6% underweight in the mortgage sector to a 3% overweight. We believed that the mortgage sector represented value given our view that nominal spreads and option-adjusted spreads were wide, and we believed that volatility would remain low. In addition, we thought that the steep yield curve would continue to benefit this sector. This allocation strategy proved to be correct as the mortgage sector outperformed Treasury securities by over 150 basis points (1.50%).

  More recently we moderately lowered our overweight exposure in the corporate sector and slightly increased our allocation to the mortgage sector. The sub-sectors within the corporate market that we reduced included banking, consumer goods and non-corporate credit. We believe that these sectors are trading at expensive levels relative to alternative investments. Within the corporate market, we are overweight in autos and electric utilities, and have just a slight overweight in the banking sector.

  Due to the many uncertainties in this difficult environment, we recently added to the portfolio's duration, bringing it even to the benchmark. The overall portfolio duration currently is 4.45 years. We also hedged some of our spread exposure by entering into a "spread lock" trade that will benefit the portfolio if swap spreads widen. Moreover, in an effort to continue to exploit as many options that are available to us, we recently purchased dollar-denominated Brazilian debt that trades at 970 basis points over Treasury securities. We believe that the fundamentals along with the relative value of this market make it an attractive investment for the Fund that should provide beneficial results.

IN CONCLUSION

  We appreciate your investment in Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Patrick Maldari
Patrick Maldari
Vice President and Portfolio Manager

/s/ James J. Pagano
James J. Pagano
Vice President and Portfolio Manager

July 25, 2002

---------------------------------------------------------

  We are pleased to announce that Patrick Maldari has been named Portfolio Manager and with Mr. Pagano is responsible for the day-to-day management of the Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984. He has been Senior Portfolio Manager since 2001. Mr. Maldari is also head of a team of investment professionals managing high-quality investment-grade portfolios. He also has broad experience managing institutional fixed income portfolios. Mr. Maldari is a CFA(R) charterholder.

---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    +7.19%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                   +6.23
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                                                    +6.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2002                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +3.41%         +7.19%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 4,000,000      Advanta Mortgage Loan Trust, 7.75% due
SECURITIES+--15.4%                                                10/25/2026................................  $   4,303,816
                            AAA       Aaa        5,000,000      Banc of America Commercial Mortgage Inc.,
                                                                  7.197% due 5/15/2010......................      5,510,569
                            AAA       NR*        8,000,000      Bank of America-First Union NB, Series
                                                                  2001-3, Class A2, 5.464% due 4/11/2037....      7,934,016
                            AAA       Aaa        4,551,000      CIT Equipment Collateral, Series 2002-VT1,
                                                                  Class A2, 2.90% due 6/21/2004.............      4,575,073
                            NR*       Aaa        5,091,197      Countrywide Home Loans, Series 2001-24,
                                                                  Class 1A6, 6% due 1/25/2032...............      5,181,158
                            AAA       Aaa        4,919,675      EQCC Home Equity Loan Trust, Series 1999-1,
                                                                  Class A3F, 5.915% due 11/20/2024..........      5,037,920
                            A         A3         6,000,000      First Dominion Funding I, 2.583% due
                                                                  7/10/2013(a)(b)...........................      5,542,500
                            NR*       Aaa        5,000,000      First Union-Chase Commercial Mortgage,
                                                                  Series 1999-C2, Class A2, 6.645% due
                                                                  4/15/2009.................................      5,365,459
                            AAA       NR*        4,000,000      General Electric Capital Commercial Mortgage
                                                                  Corporation, Series 2001-3, Class A2,
                                                                  6.07% due 6/10/2038.......................      4,113,750
                            AAA       NR*        4,846,890      General Motors Acceptance Corporation,
                                                                  Mortgage Corporation Loan Trust, 6.25% due
                                                                  1/25/2032.................................      4,934,740
                            AAA       Aaa        5,700,000      Household Automotive Trust, Series 2002-1,
                                                                  Class A2, 2.75% due 5/17/2005.............      5,716,476
                            AAA       Aaa        5,700,000      Household Home Equity Loan Trust, Series
                                                                  2002-2, Class A, 2.14% due 4/20/2032(a)...      5,700,000
                            AAA       Aaa        5,700,000      Ikon Receivables LLC, Series 2002-1, Class
                                                                  A2, 2.91% due 2/15/2005...................      5,728,147
                            AAA       Aaa        4,900,000      LB-UBS Commercial Mortgage Trust, Series
                                                                  2002-C1, Class A3, 6.226% due 3/15/2026...      5,148,421
                            A+        A2         2,222,200      MBNA Master Credit Card Trust, Series
                                                                  1999-F, Class B, 2.29% due 1/16/2007(a)...      2,224,200
                            AAA       NR*        5,000,000      Nationslink Funding Corporation, Series
                                                                  1999-2, Class A3, 7.181% due 12/20/2006...      5,433,764
                            AAA       Aaa        5,700,000      Option One Mortgage Loan Trust, Series
                                                                  2002-4, Class A, 2.10% due 7/25/2032(a)...      5,696,375
                            AAA       NR*        2,826,265      Residential Funding Mortgage Securities
                                                                  Inc., Series 2001-S23, Class 2A1, 5.50%
                                                                  due 10/25/2031............................      2,864,928
                            AAA       Aaa        4,253,375      Structured Asset Securities Corporation,
                                                                  Series 2002-9, Class A2, 2.14% due
                                                                  10/25/2027(a).............................      4,253,375
                            A         A2         4,500,000      Superior Wholesale Inventory Financing
                                                                  Trust, Series 2001-A7, 2.24% due
                                                                  6/15/2006(a)..............................      4,501,440
                            AAA       Aaa        1,600,000      Washington Mutual Inc., Series 2002-AR4,
                                                                  Class A7, 5.598% due 4/25/2032............      1,641,000
                            AAA       Aaa        5,130,491      Wells Fargo Mortgage-Backed Securities
                                                                  Trust, Series 2002-A, Class A2, 5.90% due
                                                                  3/25/2032.................................      5,250,383
                                                                                                              -------------
                                                                                                                106,657,510
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--2.3%       A-        A2           585,000      BB&T Corporation, 6.50% due 8/01/2011.......        611,981
                            A-        A1         1,050,000      Banc One Corp., 8% due 4/29/2027............      1,204,069
                            A+        Aa2          805,000      The Bank of New York, 5.20% due 7/01/2007...        820,727
                            A         Aa3        1,094,000      Bank One Corp., 6.875% due 8/01/2006........      1,182,290
                            A+        Aa2        2,400,000      BankAmerica Corp., 5.875% due 2/15/2009.....      2,419,826

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS             A         A1       $ 1,995,000      FleetBoston Financial Corp., 7.25% due
(CONCLUDED)                                                       9/15/2005.................................  $   2,169,501
                            BB+       NR*          425,000      Hudson United Bancorp Inc., 8.20% due
                                                                  9/15/2006.................................        446,987
                            A+        A1         1,136,000      J.P. Morgan Chase & Company, 6.625% due
                                                                  3/15/2012.................................      1,168,279
                            BBB+      Baa1       1,000,000      MBNA America Bank NA, 6.875% due
                                                                  7/15/2004.................................      1,053,919
                            A-        A2           595,000      Regions Financial Corporation, 6.375% due
                                                                  5/15/2012.................................        612,432
                            BBB+      A3           900,000      Washington Mutual Inc., 7.50% due
                                                                  8/15/2006.................................        973,497
                                                                Wells Fargo Company:
                            A+        Aa2        1,000,000        7.25% due 8/24/2005.......................      1,089,234
                            A+        Aa2        2,086,000        5.125% due 2/15/2007......................      2,110,529
                                                                                                              -------------
                                                                                                                 15,863,271
---------------------------------------------------------------------------------------------------------------------------
BEVERAGE BREWING &          BBB+      Baa2         595,000      Coors Brewing Company, 6.375% due
DISTILLING--0.1%                                                  5/15/2012(b)..............................        612,254
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING/ MEDIA--0.2%   BBB-      Baa3       1,355,000      Liberty Media Corporation, 7.875% due
                                                                  7/15/2009.................................      1,362,172
---------------------------------------------------------------------------------------------------------------------------
CANADIAN                    BBB-      Baa3         230,000      Abitibi Consolidated Inc., 8.55% due
CORPORATES**--0.5%                                                8/01/2010(3)..............................        240,073
                            A-        A2           180,000      Alcan Inc., 7.25% due 3/15/2031(3)..........        194,462
                            BBB+      Baa2         930,000      Canadian National Railway Co., 6.90% due
                                                                  7/15/2028(3)..............................        950,420
                            BBB+      Baa2       1,920,000      Potash Corporation of Saskatchewan, 7.75%
                                                                  due 5/31/2011(3)..........................      2,137,893
                                                                                                              -------------
                                                                                                                  3,522,848
---------------------------------------------------------------------------------------------------------------------------
CANADIAN                    AA+       Aaa        1,829,000      Canada Government Bond, 5.25% due
SOVEREIGNS**--0.6%                                                11/05/2008(2).............................      1,887,521
                            AA        Aa3        1,781,000      Province of Ontario, 5.50% due
                                                                  10/01/2008(2).............................      1,848,411
                            A+        Aa3          454,000      Province of Saskatchewan, 8% due
                                                                  7/15/2004(2)..............................        494,818
                                                                                                              -------------
                                                                                                                  4,230,750
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.4%             BBB+      Baa1         940,000      Chevron Phillips Chemical Company, 5.375%
                                                                  due 6/15/2007(b)..........................        936,564
                            BBB       Baa2         490,000      Eastman Chemical, 7% due 4/15/2012..........        513,589
                            BBB-      Ba1          445,000      Methanex Corporation, 8.75% due 8/15/2012...        453,900
                            BBB+      A3           960,000      Praxair Inc., 6.375% due 4/01/2012..........        995,452
                                                                                                              -------------
                                                                                                                  2,899,505
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &       BBB       Baa1         990,000      Cendant Corporation, 6.875% due 8/15/2006...        995,691
SUPPLIES--0.2%
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC--0.9%              BBB       Baa2         595,000      Allete Inc., 7.80% due 2/15/2008............        638,788
                            BBB+      Baa2       1,080,000      AmerenEnergy Generating, 7.95% due
                                                                  6/01/2032.................................      1,126,942
                            A+        A1           330,000      Duke Energy Corporation, 6.25% due
                                                                  1/15/2012.................................        336,514
                            BBB+      A3         1,975,000      Oncor Electric Delivery, 6.375% due
                                                                  5/01/2012(b)..............................      2,029,218
                            BBB       Baa1         675,000      PSEG Power, 6.95% due 6/01/2012(b)..........        678,538
                            BBB+      Baa1       1,110,000      Southern Power Company, 6.25% due
                                                                  7/15/2012(b)..............................      1,113,110
                                                                                                              -------------
                                                                                                                  5,923,110
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE--7.3%               BBB+      A2       $   845,000      AT&T Capital Corporation, 6.60% due
                                                                  5/15/2005.................................  $     805,293
                                                                Anadarko Finance Company:
                            BBB+      Baa1       1,765,000        6.75% due 5/01/2011.......................      1,846,873
                            BBB+      Baa1         290,000        7.50% due 5/01/2031.......................        309,327
                            A+        A3           900,000      Boeing Capital Corporation, 7.10% due
                                                                  9/27/2005.................................        973,823
                                                                Capital One Bank:
                            BBB-      Baa2       2,346,000        6.50% due 7/30/2004.......................      2,369,697
                            BBB-      Baa2         350,000        6.875% due 2/01/2006......................        345,947
                                                                Chrysler Financial Company LLC(a):
                            BBB+      A3         1,111,000        2.02% due 2/03/2003.......................      1,110,122
                            BBB+      A3         1,111,000        2.01% due 3/06/2003.......................      1,109,745
                            AA-       Aa1          920,000      Commercial Credit Co., 6.75% due
                                                                  7/01/2007.................................        994,090
                                                                Ford Motor Credit Company:
                            BBB+      A3         8,700,000        2.66% due 4/17/2003(a)....................      8,668,523
                            BBB+      A3         1,100,000        7.50% due 6/15/2003.......................      1,137,410
                            BBB+      A3         3,761,000        6.875% due 2/01/2006......................      3,847,751
                            BBB+      A3           749,000        7.375% due 2/01/2011......................        758,655
                            AAA       Aaa        2,081,000      General Electric Capital Corporation, 6.75%
                                                                  due 3/15/2032.............................      2,044,110
                                                                General Motors Acceptance Corp.:
                            BBB+      A2        13,000,000        3.43% due 10/16/2003(a)...................     13,107,120
                            BBB+      A2         1,414,000        6.85% due 6/17/2004.......................      1,478,719
                            BBB+      A2         1,769,000        7.75% due 1/19/2010.......................      1,871,772
                            BBB+      A2         3,654,000        8% due 11/01/2031.........................      3,737,128
                                                                Household Financial Corporation:
                            A         A2         1,590,000        6.50% due 1/24/2006.......................      1,625,594
                            A         A2           300,000        7.875% due 3/01/2007......................        319,971
                            A         A2           500,000        6.75% due 5/15/2011.......................        492,111
                            A         A2           850,000        6.375% due 10/15/2011.....................        813,125
                            AA-       A1           475,000      International Lease Finance Corporation,
                                                                  5.50% due 6/07/2004.......................        489,626
                            AA        Aa3          420,000      Texaco Capital Inc., 8.625% due 6/30/2010...        500,957
                                                                                                              -------------
                                                                                                                 50,757,489
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--4.7%        A-        A2           250,000      ACE INA Holdings, 8.30% due 8/15/2006.......        277,145
                                                                CIT Group Inc.:
                            BBB+      A2         1,260,000        5.625% due 5/17/2004......................      1,208,920
                            BBB+      A2           440,000        7.25% due 8/15/2005.......................        425,590
                            BBB+      A2           300,000        6.50% due 2/07/2006.......................        290,873
                            BBB+      A2         1,270,000        7.75% due 4/02/2012.......................      1,250,222
                                                                Citigroup Inc.:
                            AA-       Aa1          788,000        5.70% due 2/06/2004.......................        819,538
                            AA-       Aa1        2,094,000        5.75% due 5/10/2006.......................      2,178,474
                            AA-       Aa1        1,569,000        6.50% due 1/18/2011.......................      1,631,498
                            A+        Aa2        1,160,000        6.625% due 6/15/2032......................      1,121,476
                            A         A3         1,200,000      Countrywide Home Loans, 5.25% due
                                                                  6/15/2004.................................      1,233,547
                                                                Goldman Sachs Group, Inc.:
                            A+        A1         1,300,000        7.625% due 8/17/2005......................      1,424,680
                            A+        A1           575,000        6.875% due 1/15/2011......................        596,127
                            A+        A2         1,650,000      John Hancock Financial Services, 5.625% due
                                                                  12/01/2008................................      1,679,510
                                                                Lehman Brothers Holdings, Inc.:
                            A         A2         1,200,000        6.625% due 4/01/2004......................      1,258,740
                            A         A2           800,000        7% due 2/01/2008..........................        856,422
                            A         A2           702,000        7.875% due 8/15/2010......................        768,987
                            BBB       Baa2       1,240,000      MBNA Corporation, 6.25% due 1/17/2007.......      1,269,052
                            A         A2         1,700,000      Mellon Funding Corporation, 6.40% due
                                                                  5/14/2011.................................      1,777,845

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER              A         A2       $   300,000      MetLife Inc., 5.25% due 12/01/2006..........  $     306,851
(CONCLUDED)
                                                                Morgan Stanley, Dean Witter, Discover & Co.:
                            AA-       Aa3        1,700,000        7.125% due 1/15/2003......................      1,744,625
                            AA-       Aa3          930,000        7.25% due 4/01/2032.......................        947,877
                            AA-       Aa1        1,600,000      Salomon Smith Barney Holdings, Inc., 6.625%
                                                                  due 11/15/2003............................      1,679,682
                            NR*       NR*        6,000,000      Security Life of Denver, 0.33% due
                                                                  10/01/2002(d).............................      6,335,513
                            A+        A1         1,576,000      Verizon Global Funding Corporation, 6.75%
                                                                  due 12/01/2005............................      1,633,444
                                                                                                              -------------
                                                                                                                 32,716,638
---------------------------------------------------------------------------------------------------------------------------
HOTELS--0.1%                BBB-      Ba1          985,000      Starwood Hotels & Resorts, 7.375% due
                                                                  5/01/2007.................................        968,994
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        A         A2           830,000      Coca-Cola Enterprises, 6.125% due
GOODS--0.7%                                                       8/15/2011.................................        854,748
                            BBB-      Ba1          480,000      Dole Foods Company, 7.25% due
                                                                  5/01/2009(b)..............................        490,789
                            A-        A2            95,000      Kraft Foods Inc., 4.625% due 11/01/2006.....         94,645
                            A         A1         1,060,000      Pepsi Bottling Holdings Inc., 5.625% due
                                                                  2/17/2009(b)..............................      1,077,067
                            BBB       Baa3       2,110,000      Tyson Foods, Inc., 6.625% due 10/01/2004....      2,199,734
                                                                                                              -------------
                                                                                                                  4,716,983
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.9%    BBB+      Baa1         400,000      Anadarko Petroleum Corporation, 5.375% due
                                                                  3/01/2007.................................        405,472
                                                                Apache Corporation:
                            A-        A3         1,285,000        6.25% due 4/15/2012.......................      1,326,589
                            A-        A3           275,000        7.625% due 7/01/2019......................        300,576
                            BBB       Baa2         675,000      The Coastal Corporation, 6.50% due
                                                                  6/01/2008.................................        648,983
                            A         A2         1,010,000      Colonial Pipeline, 7.63% due 4/15/2032(b)...      1,072,917
                            BBB+      Baa1       2,277,000      Conoco Inc., 5.90% due 4/15/2004............      2,371,452
                            BBB       Baa2         475,000      Duke Energy Field Services, 8.125% due
                                                                  8/16/2030.................................        494,091
                            BBB-      Baa2       1,930,000      FirstEnergy Corp., 6.45% due 11/15/2011.....      1,873,829
                            A-        Baa1         920,000      Murphy Oil Corporation, 6.375% due
                                                                  5/01/2012.................................        937,720
                            BBB-      Baa3       2,700,000      Ocean Energy Inc., 7.25% due 10/01/2011.....      2,832,948
                            A-        Baa2         485,000      Transocean Sedco Forex, 6.50% due
                                                                  4/15/2003.................................        495,817
                                                                                                              -------------
                                                                                                                 12,760,394
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Alcoa Inc.:
MANUFACTURING--2.0%         A+        A1           900,000        2.28% due 12/06/2004(a)...................        900,569
                            A+        A1           820,000        6% due 1/15/2012..........................        841,518
                            BBB       Baa2         500,000      Delphi Auto Systems Corporation, 6.55% due
                                                                  6/15/2006.................................        521,334
                            BBB+      Baa1       3,700,000      Ford Motor Company, 7.45% due 7/16/2031.....      3,444,134
                            BBB       Baa2         660,000      Martin Marietta Corp., 7.375% due
                                                                  4/15/2013.................................        726,246
                            BBB-      Baa3       2,500,000      Northrop Grumman Corporation, 7.125% due
                                                                  2/15/2011.................................      2,662,643
                                                                Raytheon Company:
                            BBB-      Baa3       1,830,000        6.50% due 7/15/2005.......................      1,919,330
                            BBB-      Baa3         830,000        6.75% due 3/15/2018.......................        837,770
                            A+        A2           870,000      United Technology Corporation, 6.35% due
                                                                  3/01/2011.................................        914,627
                            BBB       Baa2         830,000      Weyerhaeuser Company, 5.95% due
                                                                  11/01/2008................................        838,756
                                                                                                              -------------
                                                                                                                 13,606,927
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB-      Baa3     $ 1,035,000      Aramark Services Inc., 6.75% due
                                                                  8/01/2004.................................  $   1,065,889
SERVICES--3.6%              BB+       Ba2        1,980,000      Circus Circus Enterprises, Inc., 6.70% due
                                                                  11/15/2096................................      1,988,118
                            BBB       Baa2       1,600,000      Citizens Communications Company, 7.625% due
                                                                  8/15/2008.................................      1,462,056
                            BBB-      Baa3       1,527,000      Clear Channel Communications, 7.875% due
                                                                  6/15/2005.................................      1,606,602
                            BBB       Baa2         500,000      Comcast Cable Communications, 6.375% due
                                                                  1/30/2006.................................        484,259
                            A+        A1         1,635,000      First Data Corporation, 6.75% due
                                                                  7/15/2005.................................      1,763,562
                            BBB-      Ba1          990,000      HealthSouth Corporation, 7.625% due
                                                                  6/01/2012(b)..............................        980,713
                                                                Kroger Company:
                            BBB-      Baa3         840,000        6.20% due 6/15/2012.......................        836,281
                            BBB-      Baa3       1,870,000        7.50% due 4/01/2031.......................      1,946,735
                            BBB-      Baa3       3,490,000      News America Inc., 7.25% due 5/18/2018......      3,297,579
                            BBB       Baa2         230,000      Safeway Inc., 6.50% due 3/01/2011...........        236,976
                                                                Tele-Communications Inc.:
                            BBB+      Baa2       1,160,000        8.25% due 1/15/2003.......................      1,177,075
                            BBB+      Baa2         990,000        9.80% due 2/01/2012.......................      1,077,800
                                                                Tenet Healthcare Corporation:
                            BBB       Baa3       2,890,000        5% due 7/01/2007..........................      2,865,796
                            BBB       Baa3       1,050,000        6.875% due 11/15/2031.....................      1,033,615
                            BBB       Ba1        1,000,000      USA Waste Services Inc., 6.50% due
                                                                  12/15/2002................................      1,011,356
                            A-        A3         2,000,000      Viacom Inc., 7.875% due 7/30/2030...........      2,171,830
                                                                                                              -------------
                                                                                                                 25,006,242
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa2       1,125,000      Burlington Northern Santa Fe, 6.75% due
TRANSPORTATION--0.6%                                              7/15/2011.................................      1,180,752
                            AAA       Aaa          600,000      Continental Airlines, 6.563% due
                                                                  2/15/2012.................................        624,768
                                                                Southwest Airlines Co.:
                            A         Baa1         990,000        8% due 3/01/2005..........................      1,084,893
                            A         Baa1         940,000        7.875% due 9/01/2007......................      1,061,231
                                                                                                              -------------
                                                                                                                  3,951,644
---------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--0.4%          A-        Baa1       1,745,000      Kinder Morgan Energy, 6.75% due
                                                                  3/15/2011.................................      1,795,586
                            BBB-      Baa3       1,025,000      Noranda Inc., 7.25% due 7/15/2012...........      1,019,562
                                                                                                              -------------
                                                                                                                  2,815,148
---------------------------------------------------------------------------------------------------------------------------
PAPER--0.3%                 BBB-      Baa3         230,000      Domtar Inc., 7.875% due 10/15/2011..........        249,581
                            BBB-      Ba1        1,355,000      Georgia-Pacific Corporation, 8.125% due
                                                                  5/15/2011.................................      1,296,868
                            BBB       Baa2         420,000      Sappi Papier Holdings AG, 6.75% due
                                                                  6/15/2012(b)..............................        425,285
                                                                                                              -------------
                                                                                                                  1,971,734
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                                          EOP Operating LP:
TRUST--1.2%
                            BBB+      Baa1       2,575,000        7.375% due 11/15/2003.....................      2,694,037
                            BBB+      Baa1         980,000        6.75% due 2/15/2012.......................      1,014,144
                                                                Health Care Properties Inc.:
                            BBB+      Baa2         300,000        7.48% due 4/05/2004.......................        319,296
                            BBB+      Baa2       1,260,000        6.45% due 6/25/2012.......................      1,255,425
                            BBB+      Baa1       3,055,000      Prologis Trust, 7% due 10/01/2003...........      3,162,658
                                                                                                              -------------
                                                                                                                  8,445,560
---------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES--0.3%        A-        Baa1         950,000      Sears Roebuck Acceptance Corporation, 7% due
                                                                  6/01/2032.................................        910,046
                            BBB       Baa3       1,000,000      SuperValu Inc., 7.50% due 5/15/2012.........      1,044,493
                                                                                                              -------------
                                                                                                                  1,954,539
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
SPECIAL SERVICES--0.1%      AA        Aa2      $   960,000      Principal Life Global, 6.25% due
                                                                  2/15/2012(b)..............................  $     983,748
---------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.3%         A         A2         1,870,000      Corp Andina de Fomento, 6.875% due
                                                                  3/15/2012(b)..............................      1,918,278
---------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.1%               BBB-      Baa2         395,000      RJ Reynolds Tobacco Holdings, 6.50% due
                                                                  6/01/2007.................................        404,426
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 A         A2           630,000      360 Communications Co., 7.50% due
COMMUNICATIONS--1.8%                                              3/01/2006.................................        665,175
                            BBB+      Baa2       1,484,000      AT&T Corporation, 6% due 3/15/2009..........      1,172,360
                                                                AT&T Wireless Services Inc.:
                            BBB       Baa2         210,000        8.125% due 5/01/2012......................        171,242
                            BBB       Baa2         551,000        8.75% due 3/01/2031.......................        425,532
                            A         A2           870,000      Alltel Corporation, 7% due 7/01/2012........        868,069
                            AA-       Aa3        1,500,000      Ameritech Capital Funding, 6.45% due
                                                                  1/15/2018.................................      1,486,879
                            BBB       Baa3         440,000      France Telecom, 9% due 3/01/2031............        389,188
                            A+        A2         3,420,000      GTE Corporation, 6.84% due 4/15/2018........      3,147,556
                            BBB-      Baa3       4,370,000      Sprint Capital Corporation, 5.70% due
                                                                  11/15/2003................................      3,883,265
                                                                                                              -------------
                                                                                                                 12,209,266
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--1.4%                                       Commonwealth Edison Company:
                            A-        A3           850,000        6.15% due 3/15/2012(b)....................        874,647
                            BBB+      Baa1         830,000        6.95% due 7/15/2018.......................        843,561
                            BBB       Baa1       1,095,000      Conectiv Inc., 5.30% due 6/01/2005..........      1,103,058
                            A+        A1           355,000      Consolidated Edison Inc., 7.15% due
                                                                  12/01/2009................................        388,049
                            BBB+      Baa1       1,051,000      Dominion Resources Inc., 7.625% due
                                                                  7/15/2005.................................      1,139,537
                            A         A1           830,000      Mississippi Power, 6.05% due 5/01/2003......        850,662
                            BBB       Baa1         820,000      Progress Energy Inc., 5.85% due
                                                                  10/30/2008................................        825,817
                                                                South Carolina Electric & Gas:
                            A         A1         1,910,000        7.50% due 6/15/2005.......................      2,080,282
                            A         A1           830,000        6.70% due 2/01/2011.......................        875,286
                            BBB+      A3           940,000      Teco Energy Inc., 7% due 5/01/2012..........        985,801
                                                                                                              -------------
                                                                                                                  9,966,700
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS--0.3%        BBB+      Baa1       2,000,000      Colorado International Gas, 10% due
                                                                  6/15/2005.................................      2,177,680
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--2.3%   A         A1           400,000      BSCH Issuances Ltd., 7.625% due
                                                                  9/14/2010(1)..............................        438,569
                            A-        Baa1       1,369,000      British Telecom PLC, 8.375% due
                                                                  12/15/2010(4).............................      1,489,743
                                                                Daimler-Chrysler NA Holdings(3):
                            BBB+      A3         9,035,000        7.125% due 4/10/2003......................      9,287,122
                            BBB+      A3         1,250,000        6.40% due 5/15/2006.......................      1,297,826
                            BBB+      Baa1         540,000      Deutsche Telekom International Finance,
                                                                  7.75% due 6/15/2005(4)....................        552,503
                            A         A1         1,280,000      HSBC Holding PLC, 7.50% due
                                                                  7/15/2009(1)..............................      1,427,217
                            A         A2           600,000      Norsk Hydro A/S, 6.36% due 1/15/2009(3).....        620,509
                            BBB-      Baa1       1,000,000      Pemex Project Funding Master Trust, 9.125%
                                                                  due 10/13/2010(1).........................      1,050,000
                                                                                                              -------------
                                                                                                                 16,163,489
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
        INDUSTRY           RATINGS   RATINGS        AMOUNT                CORPORATE BONDS & NOTES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS**--2.7%   BBB+      A3       $ 1,400,000      Korea Development Bank, 7.125% due
                                                                  4/22/2004(1)..............................  $   1,485,042
                            A+        A1         2,515,000      Quebec Province, 7.50% due 9/15/2029(2).....      2,879,743
                            BB-       B1         6,000,000      Republic of Brazil, 11.625% due
                                                                  4/15/2004(2)..............................      5,316,000
                            AAA       Aaa        1,345,000      Republic of Finland, 5.875% due
                                                                  2/27/2006(2)..............................      1,432,128
                            AA        Aa2        3,641,000      Republic of Italy, 4.375% due
                                                                  10/25/2006(2).............................      3,635,841
                            BBB-      Baa2       3,560,000      United Mexican States, 9.875% due
                                                                  2/01/2010(2)..............................      3,978,300
                                                                                                              -------------
                                                                                                                 18,727,054
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS & NOTES
                                                                (COST--$372,331,305)--52.7%                     364,290,044
---------------------------------------------------------------------------------------------------------------------------
                                                                    U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT &                                               Fannie Mae:
AGENCY OBLIGATIONS--        AAA       Aaa        2,900,000        6%(c).....................................      2,961,860
61.5%                       AAA       Aaa       14,900,000        6%(c).....................................     14,883,059
                            AAA       Aaa       16,200,000        6.50%(c)..................................     16,543,278
                            AAA       Aaa       27,800,000        7%(c).....................................     28,806,721
                            AAA       Aaa        7,225,000        8%(c).....................................      7,662,654
                            AAA       Aaa       15,000,000        7% due 7/15/2005..........................     16,403,985
                            AAA       Aaa        8,690,000        5.25% due 6/15/2006.......................      9,043,944
                            AAA       Aaa        2,430,000        7.125% due 3/15/2007......................      2,712,772
                            AAA       Aaa        5,250,000        6.375% due 6/15/2009......................      5,678,862
                            AAA       Aaa        3,660,000        6% due 5/15/2011..........................      3,835,772
                            AAA       Aaa        4,785,752        6% due 6/01/2016+.........................      4,888,628
                            AAA       Aaa        1,733,786        6% due 7/01/2016+.........................      1,771,056
                            AAA       Aaa        2,699,481        6.50% due 7/01/2016+......................      2,800,945
                            AAA       Aaa        7,491,288        6% due 2/01/2017+.........................      7,652,324
                            AAA       Aaa        2,933,886        7% due 11/18/2027+........................      3,031,218
                            AAA       Aaa        6,090,000        7.125% due 1/15/2030......................      6,819,649
                            AAA       Aaa        1,272,016        8% due 9/01/2030+.........................      1,350,834
                            AAA       Aaa        4,222,577        7.50% due 2/01/2031+......................      4,433,692
                            AAA       Aaa       12,970,942        7% due 5/01/2031+.........................     13,448,017
                            AAA       Aaa        3,559,877        7.50% due 5/01/2031+......................      3,737,897
                            AAA       Aaa       30,867,923        6.50% due 6/01/2031+......................     31,518,918
                            AAA       Aaa        2,191,113        7% due 6/01/2031+.........................      2,271,703
                            AAA       Aaa        7,065,891        7.50% due 6/01/2031+......................      7,419,238
                            AAA       Aaa        2,685,372        7.50% due 8/01/2031+......................      2,819,660
                            AAA       Aaa        5,455,520        7% due 9/01/2031+.........................      5,656,176
                            AAA       Aaa          542,637        7.50% due 9/01/2031+......................        569,767
                            AAA       Aaa        5,157,364        7.50% due 12/01/2031+.....................      5,415,216
                            AAA       Aaa       11,823,174        6.50% due 1/01/2032+......................     12,072,522
                            AAA       Aaa        4,984,095        6.50% due 4/01/2032+......................      5,088,596
                            AAA       Aaa        8,000,000        Series 2001-43, Class EC, 6% due
                                                                    4/25/2025+..............................      8,160,578
                            AAA       Aaa        5,500,000        Series 2001-52, Class VE, 6.50% due
                                                                    7/25/2027+..............................      5,600,501
                                                                Freddie Mac:
                            AAA       Aaa        9,000,000        6.50%(c)..................................      9,196,344
                            AAA       Aaa       10,000,000        7%(c).....................................     10,365,370
                            AAA       Aaa       12,000,000        7% due 7/15/2005..........................     13,140,576
                            AAA       Aaa        6,860,000        6.625% due 9/15/2009......................      7,524,460
                            AAA       Aaa        2,886,685        7.50% due 11/01/2029+.....................      3,034,127
                            AAA       Aaa          898,180        7.50% due 9/01/2030+......................        944,015

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           S&P       MOODY'S          FACE
INDUSTRY                   RATINGS   RATINGS        AMOUNT          U.S. GOVERNMENT & AGENCY OBLIGATIONS          VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                                Freddie Mac (concluded):

U.S. GOVERNMENT &           AAA       Aaa      $ 2,693,483        7.50% due 8/01/2031+......................  $   2,830,048
AGENCY OBLIGATIONS
(CONCLUDED)
                            AAA       Aaa        2,871,610        6.50% due 12/01/2031+.....................      2,933,777
                            AAA       Aaa        2,997,925        7.50% due 5/01/2032+......................      3,149,959
                            AAA       Aaa        2,860,829        Series 2113, Class MA, 5.57% due
                                                                    7/15/2022+..............................      2,926,068
                            AAA       Aaa        3,155,387        Series 2140, Class KE, 6.30% due
                                                                    5/15/2026+..............................      3,250,876
                            AAA       Aaa        5,500,000        Series 2351, Class PT, 6.5, 6.50% due
                                                                    1/15/2025+..............................      5,729,634
                                                                Government National Mortgage Association:
                            AAA       Aaa       21,843,109        6%(c).....................................     21,865,323
                            AAA       Aaa        3,929,745        6.50% due 5/15/2031+......................      4,023,707
                            AAA       Aaa        9,945,396        6.50% due 4/15/2032+......................     10,166,836
                                                                U.S. Treasury Bonds & Notes:
                            AAA       Aaa        4,150,000        7.50% due 2/15/2005.......................      4,594,179
                            AAA       Aaa       10,200,000        6.50% due 5/15/2005.......................     11,072,661
                            AAA       Aaa        1,290,000        5.75% due 11/15/2005......................      1,376,673
                            AAA       Aaa        3,450,000        6.25% due 2/15/2007.......................      3,775,114
                            AAA       Aaa       12,500,000        4.375% due 5/15/2007(e)...................     12,671,875
                            AAA       Aaa        4,370,000        6.125% due 8/15/2007......................      4,763,051
                            AAA       Aaa        3,010,000        4.75% due 11/15/2008......................      3,065,068
                            AAA       Aaa        1,820,000        6.50% due 2/15/2010.......................      2,034,542
                            AAA       Aaa        2,540,000        5% due 2/15/2011..........................      2,582,992
                            AAA       Aaa       16,630,000        4.875% due 2/15/2012......................     16,692,363
                            AAA       Aaa        2,960,000        7.50% due 11/15/2016......................      3,562,194
                            AAA       Aaa        1,810,000        8.125% due 8/15/2019......................      2,318,422
                            AAA       Aaa        6,290,000        7.25% due 8/15/2022.......................      7,492,409
                            AAA       Aaa        1,290,000        6.25% due 8/15/2023.......................      1,382,141
                            AAA       Aaa        1,290,000        6.625% due 2/15/2027......................      1,448,425
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                                (COST--$406,777,112)--61.5%                     424,973,271
---------------------------------------------------------------------------------------------------------------------------
                                                                                   ISSUE
---------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--0.8%                        5,687,000      Amerada Hess Corporation, 2.10% due
                                                                  7/01/2002.................................      5,686,005
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$5,686,005)--0.8%                          5,686,005
---------------------------------------------------------------------------------------------------------------------------
                                               NOMINAL VALUE
                                                COVERED BY
OPTIONS WRITTEN                                   OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                       14,500,000       Fannie Mae, expiring August 2002 at USD
                                                                    103.33....................................        (54,375)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                  RECEIVED--$58,340)--0.0%                            (54,375)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                                  (COST--$784,736,082)--115.0%................    794,894,945
                                                                  UNREALIZED APPRECIATION ON INTEREST RATE
                                                                  SPREADLOCKS(D)****--0.0%....................         36,754
                                                                  LIABILITIES IN EXCESS OF OTHER
                                                                  ASSETS--(15.0%).............................   (103,913,890)
                                                                                                                -------------
                                                                  NET ASSETS--100.0%..........................  $ 691,017,809
                                                                                                                =============
-----------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Corresponding industry groups for foreign securities:
(1) Financial Institution.
(2) Government Entity.
(3) Industrial.
(4) Telecommunications.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

**** Interest rate spreadlocks purchased as of June 30, 2002 were as follows:

----------------------------------------------------------------------------------
NOTIONAL
PAR VALUE          ISSUE                EXCHANGE         EXPIRATION DATE   VALUE
----------------------------------------------------------------------------------
34,000,000  European Spreadlock  Over-the-Counter--Other    July 2002     $188,904
----------------------------------------------------------------------------------
TOTAL INTEREST RATE SPREADLOCKS PURCHASED (TOTAL CONTRACT
  PRICE--$152,150)                                                        $188,904
                                                                          ========
----------------------------------------------------------------------------------

+ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $6,524,000, representing 0.9% of net assets.

------------------------------------------------------------------------------------------------------------
ISSUE                                                           ACQUISITION DATE          COST         VALUE
------------------------------------------------------------------------------------------------------------
European Spreadlock.........................................           6/05/2002    $  152,150    $  188,904
Security Life of Denver, 0.33% due 10/01/2002...............           3/28/2002     6,000,000     6,335,513
------------------------------------------------------------------------------------------------------------
TOTAL                                                                               $6,152,150    $6,524,417
                                                                                    ==========    ==========
------------------------------------------------------------------------------------------------------------

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $1,502,838) (identified cost--$784,794,422)...............                  $794,949,320
Investments held as collateral for loaned securities, at
value.......................................................                     1,566,000
Unrealized appreciation on interest rate spreadlocks........                        36,754
Cash........................................................                         1,764
Receivables:
  Securities sold...........................................  $ 50,822,971
  Interest..................................................     7,892,905
  Capital shares sold.......................................        74,818      58,790,694
                                                              ------------
Prepaid expenses and other assets...........................                        58,747
                                                                              ------------
Total assets................................................                   855,403,279
                                                                              ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     1,566,000
Options written, at value (premiums received--$58,340)......                        54,375
Payables:
  Securities purchased......................................   162,116,177
  Investment adviser........................................       222,508
  Capital shares redeemed...................................        19,958     162,358,643
                                                              ------------
Accrued expenses and other liabilities......................                       406,452
                                                                              ------------
Total liabilities...........................................                   164,385,470
                                                                              ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $691,017,809
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 600,000,000
shares authorized+..........................................                  $  5,906,466
Paid-in capital in excess of par............................                   706,908,592
Undistributed investment income--net........................  $  2,741,083
Accumulated realized capital losses on investments--net.....   (34,733,949)
Unrealized appreciation on investments--net.................    10,195,617
                                                              ------------
Total accumulated losses--net...............................                   (21,797,249)
                                                                              ------------
NET ASSETS..................................................                  $691,017,809
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $691,017,809 and 59,064,662
  shares outstanding........................................                  $      11.70
                                                                              ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $17,656,082
Securities lending--net.....................................                      1,365
                                                                            -----------
Total income................................................                 17,657,447
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,371,116
Accounting services.........................................     105,942
Professional fees...........................................      31,626
Printing and shareholder reports............................      30,491
Transfer agent fees.........................................      21,519
Custodian fees..............................................      19,316
Directors' fees and expenses................................      12,875
Pricing services............................................      12,210
Registration fees...........................................         520
Other.......................................................       7,900
                                                              ----------
Total expenses..............................................                  1,613,515
                                                                            -----------
Investment income--net......................................                 16,043,932
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (2,425,630)
Change in unrealized appreciation on investments--net.......                  8,693,912
                                                                            -----------
Total realized and unrealized gain on investments--net......                  6,268,282
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $22,312,214
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $16,043,932     $ 28,846,303
Realized gain (loss) on investments--net....................   (2,425,630)       9,803,669
Change in unrealized appreciation/depreciation on
investments--net............................................    8,693,912       (5,011,111)
                                                              ------------    ------------
Net increase in net assets resulting from operations........   22,312,214       33,638,861
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
income--net.................................................  (15,861,810)     (29,010,817)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
transactions................................................   38,539,769      134,151,763
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   44,990,173      138,779,807
Beginning of period.........................................  646,027,636      507,247,829
                                                              ------------    ------------
End of period*..............................................  $691,017,809    $646,027,636
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $ 2,741,083     $  2,558,961
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                        CLASS A
                                                         -----------------------------------------------------------
                                                         FOR THE SIX
                                                         MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2002         2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  11.59     $  11.49    $  11.14    $  12.25    $  12.11
                                                           --------     --------    --------    --------    --------
Investment income--net.................................         .28++        .63         .78         .77         .77
Realized and unrealized gain (loss) on
  investments--net.....................................         .11          .12         .29       (1.05)        .15
                                                           --------     --------    --------    --------    --------
Total from investment operations.......................         .39          .75        1.07        (.28)        .92
                                                           --------     --------    --------    --------    --------
Less dividends from investment income--net.............        (.28)        (.65)       (.72)       (.83)       (.78)
                                                           --------     --------    --------    --------    --------
Net asset value, end of period.........................    $  11.70     $  11.59    $  11.49    $  11.14    $  12.25
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................       3.41%+       6.68%      10.01%      (2.35%)      7.85%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .50%*        .51%        .49%        .47%        .48%
                                                           ========     ========    ========    ========    ========
Investment income--net.................................       4.95%*       5.50%       6.96%       6.53%       6.35%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $691,018     $646,028    $507,248    $543,578    $594,301
                                                           ========     ========    ========    ========    ========
Portfolio turnover.....................................     110.40%      277.86%     120.99%      97.14%     103.24%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Aggregate total investment return.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Core Bond V.I. Fund (the "Fund") (formerly Core Bond Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary for a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Interest rate spreadlocks--The Fund is authorized to enter into interest rate spreadlock agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

  (c) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended June 30, 2002, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,022,883,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $470,437 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,095,563 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $619 in securities lending agent fees.

  For the six months ended June 30, 2002, the Fund paid Merrill Lynch Pricing Service, an affiliate of MLPF&S, $5,516 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $10,038 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $905,924,401 and $747,040,207, respectively.
  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:

-------------------------------------------------------------------
                                          Realized      Unrealized
                                       Gains (Losses)      Gains
-------------------------------------------------------------------
Long-term investments................   $(2,013,957)    $10,154,878

Short-term investments...............         4,015              --

Options written......................            --           3,965

Interest rate spreadlocks............            --          36,754

Financial futures contracts..........      (415,688)             --
                                        -----------     -----------

Total................................   $(2,425,630)    $10,195,617
                                        ===========     ===========
-------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $10,314,007, of which $13,641,182 related to appreciated securities and $3,327,175 related to depreciated securities. At June 30, 2002, the aggregate cost of investments, including options written, for Federal income tax purposes was $784,580,938.

  Transactions in call options written for the six months ended June 30, 2002 were as follows:

-------------------------------------------------------------------
                                          Nominal Value    Premiums
                                             Covered       Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of period....................           --           --

Options written.........................   14,500,000      $58,340
                                           ----------      -------

Outstanding call options written,
 end of period..........................   14,500,000      $58,340
                                           ==========      =======
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2002                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................    3,691,098    $42,850,499

Shares issued to shareholders in
 reinvestment of dividends............    1,373,619     15,861,810
                                         ----------    -----------

Total issued..........................    5,064,717     58,712,309

Shares redeemed.......................   (1,742,139)   (20,172,540)
                                         ----------    -----------

Net increase..........................    3,322,578    $38,539,769
                                         ==========    ===========
------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  12,209,879    $141,143,507

Shares issued to shareholders in
 reinvestment of dividends...........   2,499,981      29,010,817
                                       ----------    ------------

Total issued.........................  14,709,860     170,154,324

Shares redeemed......................  (3,109,967)    (36,002,561)
                                       ----------    ------------

Net increase.........................  11,599,893    $134,151,763
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $32,089,804, of which $954,535 expires in 2002, $855,394 expires in 2003,
$681,026 expires in 2005, $12,372,687 expires in 2007 and $17,226,162 expires in
2008. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On July 1, 2002, an ordinary income dividend of $.048237 was declared. The dividend was paid on July 1, 2002, to shareholders of record on June 28, 2002.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
  Effective May 1, 2002, the Fund changed its name to Developing Capital Markets V.I. Fund. For the six-month period ended June 30, 2002, Developing Capital Markets V.I. Fund's Class A and Class B Shares had total returns each of +0.56%. The Fund's performance lagged its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned +1.94% during the same period.

INVESTMENT ENVIRONMENT

  The emerging markets asset class continued to perform well relative to the world's developed markets during the first six months of 2002. The unmanaged MSCI World Index, for example, fell by 7.22% in U.S. dollars during the period.

  In the first quarter of the year, abundant liquidity, investors' rising appetite for risk and signs of global economic recovery combined to produce gains for investors in emerging markets. During the second quarter, however, emerging markets declined because of concerns about the strength of the economic recovery in the United States as well as many company-specific developments. As the second quarter came to a close, several U.S. companies announced that their upcoming earnings would fall short of analysts' expectations. This revelation was compounded by renewed concerns about companies' accounting practices, as telecommunications giant WorldCom, Inc. announced a $3.8 billion misstatement of expenses.

  In the developing markets, Latin America was particularly weak during the period. Concerns about the forthcoming election in Brazil generated dramatically widening debt spreads and falling equity prices. In Argentina, the peso finally collapsed as domestic investors scrambled to convert their pesos into foreign currency. In Mexico, the country's stock markets rose an impressive 17% during the first quarter. In the second quarter, however, the weakness of the country's peso, which finally ended its long period of relative strength, took center stage.

  Investors in Asia encountered strong performance during the first three months of the year, especially in South Korea and the smaller Asian markets. These smaller markets also achieved positive gains during the year's second quarter, as the economic fundamentals improved for countries in that region. Within EMEA (Europe, Middle East and Africa), South Africa produced positive returns in U.S. dollars due largely to its strengthening currency. Turkey, meanwhile, suffered from sharp losses in its stock market and currency as the health of Prime Minister Ecevit deteriorated. Russia, benefiting from strong oil prices and narrowing debt spreads, performed well during the first half of the year.

  Despite the drop in the world's developed markets in recent weeks and the subsequent correction in emerging markets, we remain convinced that an opportunity exists in developing markets. As we have consistently argued, a number of factors supporting the continued outperformance of the asset class are currently in place. First, the global economy appears to be recovering. Emerging markets are highly sensitive to expectations of future global growth. Although there is some debate about the strength of the recovery, there is little to suggest that a "double-dip" recession is imminent. The macroeconomic environment in the asset class is improving, especially in Asia, and expectations for growth in gross domestic product have been revised higher in many countries. Second, liquidity conditions for developing markets have become favorable. Global interest rate increases look less likely at this time than three months ago, while domestic liquidity conditions in many countries may provide support to equity prices. Finally, valuations currently appear to be attractive. Relative to developed markets, assets are trading at a substantial discount to book value.

  We think it is unlikely that developing markets can make substantial progress on an absolute basis until U.S. markets realize some stability. However, we believe relative performance is likely to be strong and absolute returns should be impressive once that stability is achieved.

PORTFOLIO MATTERS

  Positive contribution to the Fund's performance was made through overweight positions in Indonesia, Russia and Thailand and an underweight position in Israel. Stock selection was strong in Malaysian securities. Fund performance was reduced, however, by an overweight position in Brazil and an underweight position in South Africa, and by stock selection in China, South Korea and Taiwan.

  On a sector basis, stock selection in the consumer discretionary, consumer staples and energy sectors added to overall returns. Meanwhile, overweighting the information technology and telecommunications sectors detracted from performance, as did stock selection in industrials and utilities.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Developing Capital Markets V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ David Soden

David Soden
Senior Portfolio Manager

July 25, 2002

---------------------------------------------------------
  We are pleased to announce that David Soden is responsible for the day-to-day management of Developing Capital Markets V.I. Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Soden joined Merrill Lynch Investment Managers, L.P. in 1996.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    -1.02%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                   -7.48
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/02                                        -2.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    -1.19%
--------------------------------------------------------------------------------
Inception (11/03/97) through 6/30/02                                       -3.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2002                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    +0.56%         -1.02%
-----------------------------------------------------------------------------------------
Class B Shares                                                    +0.56          -1.19
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                                    PERCENT OF
     AFRICA           INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKS                     10,910   Nedcor Limited...............................  $   123,809        0.3%
                                            34,211   Standard Bank Investment Corporation
                                                       Limited....................................      106,184        0.3
                                                                                                    -----------      -----
                                                                                                        229,993        0.6
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                 19,675   South African Breweries PLC..................      155,530        0.4
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                130,638   Sanlam Limited...............................      108,844        0.3
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           72,750   Anglo American PLC...........................    1,213,535        3.3
                                             5,100   Anglo American Platinum Corporation
                                                       Limited....................................      200,339        0.6
                                            11,216   AngloGold Limited (ADR)(a)...................      292,513        0.8
                                             4,045   Impala Platinum Holdings Limited.............      224,339        0.6
                                                                                                    -----------      -----
                                                                                                      1,930,726        5.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 27,070   Sasol Limited................................      288,817        0.8
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST             9,900   Sappi Limited................................      139,234        0.4
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN AFRICA
                                                     (COST--$2,512,003)                               2,853,144        7.8
-----------------------------------------------------------------------------------------------------------------------------
EUROPE
-----------------------------------------------------------------------------------------------------------------------------
CZECH             BANKS                      9,300   Komercni Banka AS............................      159,495        0.4
                  -----------------------------------------------------------------------------------------------------
REPUBLIC
                                                     TOTAL INVESTMENTS IN THE CZECH REPUBLIC            159,495        0.4
-----------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKS                      9,955   OTP Bank Rt. (GDR)(b)........................      157,787        0.4
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            2,010   Gedeon Richter (GDR)(b)......................      113,565        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HUNGARY                       271,352        0.7
-----------------------------------------------------------------------------------------------------------------------------
RUSSIA            ELECTRIC                  25,488   RAO Unified Energy System (Registered S)
                  UTILITIES                            (GDR)(b)...................................      253,606        0.7
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 10,135   LUKoil Holding (ADR)(a)......................      657,494        1.8
                                            12,000   OAO Gazprom (ADR)(a).........................      196,800        0.5
                                            27,548   Surgutneftegaz (ADR)(a)......................      537,186        1.5
                                             3,462   YUKOS (ADR)(a)...............................      481,218        1.3
                                                                                                    -----------      -----
                                                                                                      1,872,698        5.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN RUSSIA                      2,126,304        5.8
-----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    METALS & MINING           40,000   Billiton PLC.................................      217,975        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE UNITED KINGDOM            217,975        0.6
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN EUROPE
                                                     (COST--$2,329,339)                               2,775,126        7.5
-----------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            AEROSPACE &               12,700   Embraer-Empresa Brasileira de Aeronautica SA
                  DEFENSE                              (ADR)(a)...................................      271,780        0.7
                  -----------------------------------------------------------------------------------------------------
                  BANKS                 60,000,000   Banco Bradesco SA (Preferred)................      233,643        0.6
                                            11,793   Uniao de Bancos Brasileiros SA (Unibanco)
                                                       (GDR)(b)...................................      194,584        0.5
                                                                                                    -----------      -----
                                                                                                        428,227        1.1
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES              1,080,000   Companhia de Bebidas das Americas
                                                       (Preferred)................................      165,760        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                6,209   +Brasil Telecom Participacoes SA (ADR)(a)....      175,777        0.5
                  TELECOMMUNICATION
                  SERVICES

                                             9,000   Telecomunicacoes Brasileiras SA-Telebras
                                                       (Preferred Block) (ADR)(a).................      204,120        0.5
                                                                                                    -----------      -----
                                                                                                        379,897        1.0
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC              24,907,460   Companhia Energetica de Minas Gerais
                  UTILITIES                            SA--CEMIG (Preferred)......................      279,614        0.8
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                          SHARES HELD/                                                                 PERCENT OF
  (CONCLUDED)         INDUSTRY        FACE AMOUNT                     INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL            METALS & MINING
(CONCLUDED)

                                     Brl    10,296   Companhia Vale do Rio Doce, 0% due
                                                       12/31/2049(c)..............................  $         0        0.0%
                                            19,800   Companhia Vale do Rio Doce (ADR)(a)..........      513,810        1.4
                                            23,700   Gerdau SA (ADR)(a)...........................      247,665        0.7
                                                                                                    -----------      -----
                                                                                                        761,475        2.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 62,129   Petroleo Brasileiro SA--Petrobras
                                                       (Preferred)................................    1,070,175        2.9
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST            14,471   Aracruz Celulose SA (ADR)(a).................      289,420        0.8
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS               5,560,682   Tele Centro Sul Participacoes SA.............       29,242        0.1
                  TELECOMMUNICATION
                  SERVICES

                                         3,487,156   Tele Norte Leste Participacoes SA............       28,749        0.1
                                            16,132   Tele Norte Leste Participacoes SA (ADR)(a)...      160,513        0.4
                                                                                                    -----------      -----
                                                                                                        218,504        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN BRAZIL                      3,864,852       10.5
-----------------------------------------------------------------------------------------------------------------------------
CHILE             BANKS                      8,500   Banco Santander Chile (ADR)(a)...............      110,500        0.3
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHILE                         110,500        0.3
-----------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKS                    245,914   +Grupo Financiero Bancomer, SA de CV 'O'.....      201,034        0.6
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                  5,042   Coca-Cola Femsa SA (ADR)(a)..................      121,008        0.3
                                             3,266   Fomento Economico Mexicano, SA de CV
                                                       (ADR)(a)...................................      128,092        0.4
                                            96,733   Grupo Modelo, SA de CV 'C'...................      227,607        0.6
                                                                                                    -----------      -----
                                                                                                        476,707        1.3
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION              12,586   Cemex SA de CV (ADR)(a)......................      331,767        0.9
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               21,689   Telefonos de Mexico SA (ADR)(a)..............      695,783        1.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                 43,777   Kimberly-Clark de Mexico, SA de CV 'A'.......      116,651        0.3
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL                58,300   +Alfa, SA 'A'................................       98,486        0.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                      1,446   +Grupo Televisa SA (ADR)(a)..................       54,051        0.1
                                           128,931   TV Azteca, SA de CV..........................       54,710        0.2
                                                                                                    -----------      -----
                                                                                                        108,761        0.3
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL           1,828   Wal-Mart de Mexico SA de CV 'C'..............        4,228        0.0
                                            66,743   Wal-Mart de Mexico SA de CV 'V'..............      181,270        0.5
                                                                                                    -----------      -----
                                                                                                        185,498        0.5
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                  17,100   America Movil SA de CV 'L' (ADR)(a)..........      229,140        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MEXICO                      2,443,827        6.7
-----------------------------------------------------------------------------------------------------------------------------
PERU              METALS & MINING           11,353   Compania de Minas Buenaventura SA (ADR)(a)...      290,637        0.8
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN PERU                          290,637        0.8
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN LATIN AMERICA
                                                     (COST--$7,850,993)                               6,709,816       18.3
-----------------------------------------------------------------------------------------------------------------------------
MIDDLE EAST
-----------------------------------------------------------------------------------------------------------------------------
ISRAEL            IT CONSULTING &           12,090   +Check Point Software Technologies Ltd.......      163,819        0.5
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            6,619   Teva Pharmaceutical Industries
                                                       Ltd. (ADR)(a)..............................      442,017        1.2
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN ISRAEL                        605,836        1.7
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

  MIDDLE EAST                           SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKS                 71,669,400   +Turkiye Garanti Bankasi AS..................  $    89,276        0.2%
                                        16,816,229   +Yapi ve Kredi Bankasi AS....................       16,705        0.1
                                                                                                    -----------      -----
                                                                                                        105,981        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED           54,256,731   +Haci Omer Sabanci Holdings AS...............      133,460        0.4
                  FINANCIALS
                                        13,627,700   Koc Holding AS...............................      133,226        0.3
                                                                                                    -----------      -----
                                                                                                        266,686        0.7
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS              6,927,200   Petrol Ofisi AS..............................      104,858        0.3
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                   9,600   Turkcell Iletisim Hizmetleri AS..............      117,120        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TURKEY                        594,645        1.6
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE MIDDLE EAST
                                                     (COST--$1,762,680)                               1,200,481        3.3
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
-----------------------------------------------------------------------------------------------------------------------------
CHINA             COMPUTERS &              371,900   Legend Holdings Limited......................      135,886        0.4
                  PERIPHERALS
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          710,000   Aluminum Corporation of China Limited........      131,077        0.3
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 319,500   +China Mobile (Hong Kong) Limited............      944,163        2.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN CHINA                       1,211,126        3.3
-----------------------------------------------------------------------------------------------------------------------------
HONG KONG         AUTOMOBILES              570,318   Brilliance China Automotive Holdings
                                                       Limited....................................       77,505        0.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                 332,000   Huaneng Power International, Inc. 'H'........      272,410        0.7
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL         276,000   Giordano International Limited...............      169,846        0.5
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN HONG KONG                     519,761        1.4
-----------------------------------------------------------------------------------------------------------------------------
INDIA             AUTOMOBILES               32,500   Hero Honda Motors Ltd........................      205,137        0.6
                  -----------------------------------------------------------------------------------------------------
                  BANKS                     39,600   State Bank of India..........................      194,920        0.5
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 43,294   Reliance Industries Ltd......................      238,799        0.7
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                 41,370   Hindustan Lever Ltd..........................      163,710        0.4
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &            4,557   Infosys Technologies Limited.................      306,371        0.8
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING           13,223   Hindalco Industries Ltd......................      192,296        0.5
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                 38,700   Bharat Petroleum Corporation Ltd.............      211,519        0.6
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            7,900   Ranbaxy Laboratories Limited.................      142,640        0.4
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDIA                       1,655,392        4.5
-----------------------------------------------------------------------------------------------------------------------------
INDONESIA         AUTOMOBILES            1,088,500   +PT Astra International Tbk..................      530,945        1.4
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              971,600   PT Telekomunikasi Indonesia..................      418,168        1.2
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS          3,099,000   PT Indofood Sukses Makmur Tbk................      382,351        1.1
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN INDONESIA                   1,331,464        3.7
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          AUTOMOBILES               86,900   Perusahaan Otomobil Nasional Berhad..........      218,393        0.6
                  -----------------------------------------------------------------------------------------------------
                  BANKS                     67,500   Malayan Banking Berhad.......................      156,316        0.4
                                           193,780   Public Bank Berhad 'Foreign'.................      176,442        0.5
                                                                                                    -----------      -----
                                                                                                        332,758        0.9
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &           119,900   IJM Corporation Berhad.......................      162,496        0.4
                  ENGINEERING
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                    PERCENT OF
  (CONTINUED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          DIVERSIFIED               80,000   +Maxis Communications Berhad.................  $    99,642        0.3%
(CONCLUDED)       TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,                   87,800   Resorts World Berhad.........................      244,916        0.7
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL                91,100   Sime Darby Berhad............................      119,868        0.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  MARINE                   101,000   Malaysia International Shipping Corporation
                                                       Berhad 'Foreign'...........................      190,039        0.5
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                   21,400   British American Tobacco Berhad..............      199,921        0.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN MALAYSIA                    1,568,033        4.3
-----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AUTOMOBILES               19,315   Hyundai Motor Company Ltd....................      580,413        1.6
                  -----------------------------------------------------------------------------------------------------
                  BANKS                     29,829   Kookmin Bank.................................    1,448,058        4.0
                                            39,000   Koram Bank...................................      348,504        0.9
                                                                                                    -----------      -----
                                                                                                      1,796,562        4.9
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                 46,800   +Hanwha Chemical Corporation.................      169,032        0.5
                                            12,700   LG Chem, Ltd.................................      459,227        1.2
                                                                                                    -----------      -----
                                                                                                        628,259        1.7
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED               34,960   Hyundai Securities...........................      223,477        0.6
                  FINANCIALS
                                             8,100   +Samsung Securities Company Ltd..............      231,621        0.6
                                                                                                    -----------      -----
                                                                                                        455,098        1.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                7,450   KT Corporation...............................      299,115        0.8
                  TELECOMMUNICATION
                  SERVICES

                                             9,354   KT Corporation (ADR)(a)......................      202,514        0.6
                                                                                                    -----------      -----
                                                                                                        501,629        1.4
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS              3,570   Cheil Jedang Corporation.....................      145,857        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                  7,000   +LG Electronics Inc..........................      279,302        0.8
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING            9,150   POSCO........................................    1,015,399        2.8
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR             11,929   Samsung Electronics..........................    3,262,378        8.9
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL         10,100   Cheil Industries Inc.........................      122,577        0.3
                  & LUXURY GOODS
                  -----------------------------------------------------------------------------------------------------
                  TRADING COMPANIES         41,600   Samsung Corporation..........................      248,978        0.7
                  & DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                   4,500   +KT Freetel..................................      148,130        0.4
                  TELECOMMUNICATION
                  SERVICES

                                             2,070   SK Telecom Co., Ltd..........................      463,728        1.2
                                                                                                    -----------      -----
                                                                                                        611,858        1.6
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SOUTH KOREA                 9,648,310       26.3
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKS                    352,000   +Taishin Financial Holdings Co., Ltd.........      189,644        0.5
                                           300,000   United World Chinese Commercial Bank.........      212,810        0.6
                                                                                                    -----------      -----
                                                                                                        402,454        1.1
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                422,000   Nan Ya Plastic Corporation...................      395,349        1.1
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &               71,850   Asustek Computer Inc.........................      216,131        0.6
                  PERIPHERALS
                                           298,725   Compal Electronics Inc.......................      287,012        0.8
                                            88,000   Quanta Computer Inc..........................      247,590        0.6
                                                                                                    -----------      -----
                                                                                                        750,733        2.0
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                59,000   Hon Hai Precision Industry...................      241,051        0.7
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                           SHARES                                                                    PERCENT OF
  (CONCLUDED)         INDUSTRY           HELD                         INVESTMENTS                      VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
TAIWAN            METALS & MINING          586,000   China Steel Corporation......................  $   301,682        0.8%
(CONCLUDED)
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            380,000   +Advanced Semiconductor Engineering Inc......      252,499        0.7
                  EQUIPMENT &
                  PRODUCTS

                                            75,000   Realtek Semiconductor Corp...................      268,258        0.7
                                           334,000   +Siliconware Precision Industries Company....      233,930        0.6
                                           384,979   +Taiwan Semiconductor Manufacturing
                                                       Company....................................      783,555        2.2
                                           733,620   +United Microelectronics Corporation, Ltd....      880,520        2.4
                                                                                                    -----------      -----
                                                                                                      2,418,762        6.6
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 135,000   +Taiwan Cellular Corp........................      172,538        0.5
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN TAIWAN                      4,682,569       12.8
-----------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKS                    254,100   +Bangkok Bank Public Company Limited
                                                       'Foreign'..................................      419,115        1.1
                                           289,000   +Thai Farmers Bank Public Company Limited
                                                       'Foreign'..................................      231,381        0.6
                                                                                                    -----------      -----
                                                                                                        650,496        1.7
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION              24,800   The Siam Cement Public Company Limited.......      642,543        1.8
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                192,200   +Land and Houses Public Company Limited
                  DURABLES                             'Foreign' (Registered).....................      363,296        1.0
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                     31,940   BEC World Public Company Limited
                                                       'Foreign'..................................      184,580        0.5
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                255,100   PTT Public Company Limited...................      221,132        0.6
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 501,100   +Shin Corporation Public Company Limited
                  TELECOMMUNICATION                    'Foreign'..................................      168,924        0.5
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THAILAND                    2,230,971        6.1
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN THE PACIFIC BASIN/ASIA
                                                     (COST--$21,382,594)                             22,847,626       62.4
-----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                               FACE
SECURITIES                              AMOUNT                           ISSUE
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                $287,000
PAPER*
                                                     General Motors Acceptance Corp.,
                                                       2.10% due 7/01/2002........................      286,950        0.8
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                     (COST--$286,950)                                   286,950        0.8
-----------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     (COST--$36,124,559)..........................   36,673,143      100.1
                                                     LIABILITIES IN EXCESS OF OTHER ASSETS........      (31,591)      (0.1)
                                                                                                    -----------      -----
                                                     NET ASSETS...................................  $36,641,552      100.0%
                                                                                                    ===========      =====
-----------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 2002, the bonds have not commenced trading and the coupon rate has not been determined.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$36,124,559)........                 $ 36,673,143
Cash........................................................                       10,090
Receivables:
  Dividends.................................................  $    156,115
  Capital shares sold.......................................         2,048        158,163
                                                              ------------
Prepaid expenses............................................                        7,527
                                                                             ------------
Total assets................................................                   36,848,923
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................       103,262
  Capital shares redeemed...................................        28,574
  Investment adviser........................................        24,788
  Distributor...............................................           203        156,827
                                                              ------------
Accrued expenses............................................                       50,544
                                                                             ------------
Total liabilities...........................................                      207,371
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $ 36,641,552
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                 $    472,162
Class B Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                       23,489
Paid-in capital in excess of par............................                   84,643,722
Undistributed investment income--net........................  $     54,250
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (49,097,846)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................       545,775
                                                              ------------
Total accumulated losses--net...............................                  (48,497,821)
                                                                             ------------
NET ASSETS..................................................                 $ 36,641,552
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $34,907,761 and 4,721,621
  shares outstanding........................................                 $       7.39
                                                                             ============
Class B--Based on net assets of $1,733,791 and 234,889
  shares outstanding........................................                 $       7.38
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $59,525 withholding tax on foreign
  dividends)................................................             $453,046
Interest....................................................                3,854
                                                                         --------
Total income................................................              456,900
                                                                         --------
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $200,287
Custodian fees..............................................    47,654
Professional fees...........................................     7,166
Accounting services.........................................     6,816
Transfer agent fees.........................................     6,135
Printing and shareholder reports............................     1,925
Distribution fees--Class B..................................     1,305
Directors' fees and expenses................................       797
Pricing services............................................       766
Registration fees...........................................        12
Other.......................................................     1,524
                                                              --------
Total expenses before reimbursement.........................   274,387
Reimbursement of expenses...................................   (25,699)
                                                              --------
Total expenses after reimbursement..........................              248,688
                                                                         --------
Investment income--net......................................              208,212
                                                                         --------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net (net of $957 withholding tax on foreign
    capital gains)..........................................   373,222
  Foreign currency transactions--net........................   (31,119)   342,103
                                                              --------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (39,583)
  Foreign currency transactions--net........................     2,779    (36,804)
                                                              --------   --------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................              305,299
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $513,511
                                                                         ========
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX      FOR THE
                                                              MONTHS ENDED    YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   208,212    $    464,610
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      342,103     (12,307,518)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      (36,804)     12,002,957
                                                              -----------    ------------
Net increase in net assets resulting from operations........      513,511         160,049
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (61,554)       (357,232)
  Class B...................................................       (2,854)        (13,551)
                                                              -----------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (64,408)       (370,783)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (1,942,365)    (10,668,342)
                                                              -----------    ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (1,493,262)    (10,879,076)
Beginning of period.........................................   38,134,814      49,013,890
                                                              -----------    ------------
End of period*..............................................  $36,641,552    $ 38,134,814
                                                              ===========    ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................  $    54,250    $    (89,554)
                                                              ===========    ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    ---------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   FOR THE SIX
FINANCIAL STATEMENTS.                                             MONTHS
                                                                   ENDED            FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,     -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  7.36     $  7.32    $  10.34    $   6.43    $   9.22
                                                                  -------     -------    --------    --------    --------
Investment income--net+.....................................          .04         .08         .06         .11         .18
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................           --++       .03       (3.01)       4.01       (2.86)
                                                                  -------     -------    --------    --------    --------
Total from investment operations............................          .04         .11       (2.95)       4.12       (2.68)
                                                                  -------     -------    --------    --------    --------
Less dividends on investment income--net....................         (.01)       (.07)       (.07)       (.21)       (.11)
                                                                  -------     -------    --------    --------    --------
Net asset value, end of period..............................      $  7.39     $  7.36    $   7.32    $  10.34    $   6.43
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         .56%++     1.47%     (28.69%)     65.52%     (29.39%)
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        1.24%*      1.15%       1.22%       1.25%       1.25%
                                                                  =======     =======    ========    ========    ========
Expenses....................................................        1.36%*      1.21%       1.36%       1.67%       1.42%
                                                                  =======     =======    ========    ========    ========
Investment income--net......................................        1.05%*      1.09%        .72%       1.47%       2.30%
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $34,908     $36,462    $ 46,858    $107,079    $ 64,312
                                                                  =======     =======    ========    ========    ========
Portfolio turnover..........................................       45.55%      94.42%      57.05%      97.79%     121.06%
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+Based on average shares outstanding.
++Amount is less than $.01 per share.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                         CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    ---------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   FOR THE SIX
FINANCIAL STATEMENTS.                                             MONTHS
                                                                   ENDED            FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,     -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  7.35     $  7.31    $  10.33    $   6.42    $   9.22
                                                                  -------     -------    --------    --------    --------
Investment income--net+.....................................          .04         .07         .03         .07         .17
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................           --++       .03       (2.99)       4.04       (2.86)
                                                                  -------     -------    --------    --------    --------
Total from investment operations............................          .04         .10       (2.96)       4.11       (2.69)
                                                                  -------     -------    --------    --------    --------
Less dividends on investment income--net....................         (.01)       (.06)       (.06)       (.20)       (.11)
                                                                  -------     -------    --------    --------    --------
Net asset value, end of period..............................      $  7.38     $  7.35    $   7.31    $  10.33    $   6.42
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         .56%++     1.31%     (28.82%)     65.38%     (29.51%)
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        1.38%*      1.30%       1.40%       1.40%       1.40%
                                                                  =======     =======    ========    ========    ========
Expenses....................................................        1.51%*      1.36%       1.51%       1.87%       1.72%
                                                                  =======     =======    ========    ========    ========
Investment income--net......................................         .91%*       .95%        .42%        .83%       2.37%
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $ 1,734     $ 1,673    $  2,156    $  1,313    $    241
                                                                  =======     =======    ========    ========    ========
Portfolio turnover..........................................       45.55%      94.42%      57.05%      97.79%     121.06%
                                                                  =======     =======    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.
+Based on average shares outstanding.
++Amount is less than $.01 per share.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Developing Capital Markets V.I. Fund (the "Fund") (formerly Developing Capital Markets Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investment and foreign currency transactions are allocated daily to each class based on its relative net assets. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments-- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed

--------------------------------------------------------------------------------

delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA. For the six months ended June 30, 2002, MLIM earned fees of $200,287, of which $25,699 was waived.

  For the six months ended June 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), earned $2,124 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $837 for certain accounting services.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $18,083,996 and $20,390,865, respectively.
  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------
Long-term investments.............     $373,222          $548,584
Foreign currency transactions.....      (31,119)           (2,809)
                                       --------          --------
Total.............................     $342,103          $545,775
                                       ========          ========
--------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $548,584, of which $5,116,113 related to appreciated securities and $4,567,529 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $36,124,559.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $1,942,365 and $10,668,342 for the six months ended June 30, 2002 and for the year ended December 31, 2001, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2002                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,744,413    $ 22,054,940
Shares issued to shareholders in
 reinvestment of dividends............        7,398          61,554
                                         ----------    ------------
Total issued..........................    2,751,811      22,116,494
Shares redeemed.......................   (2,985,440)    (24,114,738)
                                         ----------    ------------
Net decrease..........................     (233,629)   $ (1,998,244)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     728,719    $  5,497,004
Shares issued to shareholders in
 reinvestment of dividends...........      48,400         357,232
                                       ----------    ------------
Total issued.........................     777,119       5,854,236
Shares redeemed......................  (2,224,809)    (16,036,709)
                                       ----------    ------------
Net decrease.........................  (1,447,690)   $(10,182,473)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months Ended                  Dollar
June 30, 2002                                Shares      Amount
-----------------------------------------------------------------
Shares sold................................   28,332    $ 223,610
Shares issued to shareholders in
 reinvestment of dividends.................      344        2,854
                                             -------    ---------
Total issued...............................   28,676      226,464
Shares redeemed............................  (21,308)    (170,585)
                                             -------    ---------
Net increase...............................    7,368    $  55,879
                                             =======    =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                        Dollar
December 31, 2001                            Shares      Amount
-----------------------------------------------------------------
Shares sold...............................    41,437    $ 298,098
Shares issued to shareholders in
 reinvestment of dividends................     1,833       13,551
                                            --------    ---------
Total issued..............................    43,270      311,649
Shares redeemed...........................  (110,678)    (797,518)
                                            --------    ---------
Net decrease..............................   (67,408)   $(485,869)
                                            ========    =========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $41,938,848, of which $28,033,925 expires in 2006, $3,974,688 expires in 2007 and $9,930,235 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. COMMITMENTS:

At June 30, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase foreign currency with an approximate value of $103,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Domestic Money Market V.I. Fund. For the six months ended June 30, 2002, the Domestic Money Market V.I. Fund's Class A Shares had a net annualized yield of 1.65% and a seven-day yield of 1.48%. The Fund's average portfolio maturity was 50 days at June 30, 2002, compared to 49 days as of December 31, 2001.

INVESTMENT ENVIRONMENT

  During the six-month period ended June 30, 2002, the U.S. economy appears to have grown by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on May and June economic releases, growth should moderate between 3% and 3.5% for the second quarter. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the more than 2% rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels.

  Improving economic data, however, has taken a back seat to a series of events and world issues. The threat of terrorism in the United States, a potential nuclear conflict between Pakistan and India and the continued fallout from the Enron Corporation scandal have caused significant damage to equity valuations. The U.S. equity markets continued to suffer, with the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index all down significantly for the six months ended June 30, 2002. In this environment, fixed income securities and gold investments were the main beneficiaries as the broad fixed income indices posted gains of 3%, while gold prices advanced more than 15%.

PORTFOLIO MATTERS

  The Fund's duration target was reduced early in the period to the 60-day range, as we were concerned about both higher yields and a steeper curve. March saw a dramatic move in the front-end of the yield curve as the yield on the two-year Treasury note rose to 3.75%, representing a significant move higher from a low of 2.35% in November 2001. Our shift to London InterBank Offered Rate (LIBOR)-based floaters from the Federal funds and prime rate proved beneficial as the LIBOR curve steepened accordingly. Believing we had adequate protection against rising interest rates with a significant portion of the portfolio in variable rate product, we added 13-month agency fixed rate notes when yields surpassed 3%. We were able to capitalize on this particularly steep part of the curve, yet still maintain a relatively neutral duration in the 50-day--60-day range.

  Recent comments from the Federal Reserve Board revealing a willingness to exercise patience in regard to a shift in monetary policy saw yields retrace over 50 basis points (0.50%) of the move in March. Although we may have missed the ideal entry point, the testimony does provide important guidance as to the timing and magnitude of near-term monetary policy. Our analysis is currently based on the assumption that the Federal Reserve Board will remain on hold at least through the third quarter of 2002. Our short-dated investments remain predominantly in the 30-day--60-day range, as an extremely flat front-end LIBOR curve provides little incentive to do otherwise. The balance of our investments have been in one-year bank product, once again representing a steeper part of the yield curve, yet limiting our interest rate exposure to an area where our analysis seems most compelling.

--------------------------------------------------------------------------------

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

                                      6/30/02   12/31/01
                                      -------   --------
Bank Notes..........................     2.8%      1.0%
Commercial Paper....................    42.5      47.0
Corporate Notes.....................     8.7      16.9
Funding Agreements..................     7.6       6.2
Repurchase Agreements...............     2.0        --
U.S. Government, Agency &
  Instrumentality
Obligations--Discount...............     1.6       6.1
U.S. Government, Agency &
  Instrumentality
Obligations--Non-Discount...........    31.1      23.8
Other Assets Less Liabilities.......     3.7        --
Liabilities in Excess of Other
  Assets............................      --      (1.0)
                                       -----     -----
Total...............................   100.0%    100.0%
                                       =====     =====

IN CONCLUSION

  We appreciate your investment in Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--2.8%              $ 5,000,000      National City Bank of Indiana+...     1.82 %      5/19/2003  $  5,001,350
                                5,000,000      National City Bank of Ohio+......     2.036      10/10/2002     5,001,765
                                5,000,000      U.S. Bank, NA, North Dakota+.....     1.759       4/30/2003     4,998,468
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES
                                               (COST--$15,001,131)                                            15,001,583
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--42.5%         2,000,000      Apreco, Inc......................     1.84       10/15/2002     1,989,280
                                3,260,000      Beta Finance Inc.................     1.82        8/15/2002     3,252,866
                                4,684,000      Beta Finance Inc.................     2.21       10/04/2002     4,661,428
                                3,415,000      Blue Ridge Asset Funding Corp....     1.78        7/08/2002     3,413,818
                                1,470,000      Blue Ridge Asset Funding Corp....     1.79        7/08/2002     1,469,488
                                4,460,000      Blue Ridge Asset Funding Corp....     1.78        7/09/2002     4,458,236
                                3,000,000      Blue Ridge Asset Funding Corp....     1.79        8/20/2002     2,992,667
                                1,391,000      Clipper Receivables Corp.........     1.80        8/02/2002     1,388,774
                                2,685,000      Clipper Receivables Corp.........     1.83        8/02/2002     2,680,633
                                4,605,000      Clipper Receivables Corp.........     1.80        8/08/2002     4,596,250
                                7,827,000      Clipper Receivables Corp.........     1.80        8/15/2002     7,809,390
                                2,923,000      Clipper Receivables Corp.........     1.83        8/15/2002     2,916,314
                               13,000,000      Delaware Funding Corp............     1.80        7/17/2002    12,989,601
                               10,282,000      Dorada Finance Inc...............     1.87        7/10/2002    10,277,476
                                  451,000      Dorada Finance Inc...............     1.81        8/20/2002       449,898
                                3,000,000      Dorada Finance Inc...............     1.85        8/30/2002     2,990,706
                               11,000,000      Dorada Finance Inc...............     2.00       10/29/2002    10,933,461
                               10,347,000      Edison Asset Securitization,
                                                 LLC............................     1.83        7/16/2002    10,339,283
                               14,400,000      Edison Asset Securitization,
                                                 LLC............................     1.81        8/01/2002    14,377,921
                                2,683,000      Eureka Securitization Inc........     1.79        7/01/2002     2,683,000
                                3,182,000      Eureka Securitization Inc........     1.80        7/01/2002     3,182,000
                                9,947,000      Eureka Securitization Inc........     1.81        7/11/2002     9,941,999
                                7,000,000      Eureka Securitization Inc........     1.78        7/19/2002     6,993,770
                                2,991,000      Falcon Asset Securitization......     1.80        7/10/2002     2,989,654
                                6,000,000      Falcon Asset Securitization......     1.78        7/15/2002     5,995,847
                                7,000,000      Formosa Plastics Corporation,
                                                 USA............................     1.82        7/24/2002     6,992,039
                               10,000,000      Forrestal Funding Master Trust...     1.80        7/31/2002     9,985,000
                                9,000,000      Goldman Sachs Group, Inc.........     1.87        7/08/2002     8,996,920
                                5,000,000      Goldman Sachs Group, Inc.........     2.06       10/10/2002     4,974,430
                               16,968,000      International Lease Finance
                                                 Corporation....................     1.80        8/13/2002    16,932,329
                               10,000,000      Intrepid Funding Master Trust....     1.82        8/05/2002     9,982,694
                                7,000,000      Intrepid Funding Master Trust....     1.81        8/26/2002     6,980,944
                               10,106,000      Kitty Hawk Funding Corp..........     2.10       10/08/2002    10,055,308
                                3,304,000      Park Avenue Receivables Corp.....     1.78        7/15/2002     3,301,713
                                8,000,000      Park Avenue Receivables Corp.....     1.78        7/19/2002     7,992,880
                                6,968,000      Preferred Receivables Funding
                                                 Corp...........................     1.82        7/10/2002     6,964,830
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$228,906,755)                                          228,932,847
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--8.7%         $ 9,535,000      CIT Group Holdings, Inc..........     6.375%      8/01/2002  $  9,528,731
                                  500,000      Goldman Sachs Group, Inc.+.......     7.80        7/15/2002       501,006
                                  700,000      Goldman Sachs Group, Inc.........     2.23        7/15/2003       700,000
                               13,000,000      Household Finance Corp.+.........     2.295       8/06/2002    13,000,881
                                4,000,000      Household Finance Corp.+.........     2.14        9/10/2002     3,998,220
                                2,500,000      Household Finance Corp...........     1.91        2/18/2003     2,500,000
                                5,550,000      Morgan Stanley, Dean Witter &
                                                 Co.............................     1.90        7/16/2003     5,550,000
                                3,000,000      National Rural Utilities
                                                 Cooperative Finance Corp.+.....     1.99        8/13/2002     3,000,496
                                3,000,000      National Rural Utilities
                                                 Cooperative Finance Corp.+.....     2.023      12/02/2002     2,995,239
                                2,000,000      Strategic Money Market Trust
                                                 2001-H+........................     1.87        9/24/2002     1,999,600
                                1,800,000      Wal-Mart Stores, Inc.............     4.878       6/01/2003     1,842,556
                                1,305,000      Wells Fargo & Co.................     6.375       9/15/2002     1,316,599
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES
                                               (COST--$46,961,347)                                            46,933,328
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.6%        5,000,000      Allstate Life Insurance Co.+.....     1.911       7/01/2002     5,000,000
                                5,000,000      Allstate Life Insurance Co.+.....     1.944      11/01/2002     5,000,000
                                5,000,000      Allstate Life Insurance Co.+.....     1.909       7/01/2003     5,000,000
                                6,000,000      Jackson National Life Insurance
                                                 Co.+...........................     1.924       5/01/2003     6,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+.......................     1.914       4/01/2003     5,000,000
                               10,000,000      Monumental Life Insurance
                                                 Company........................     2.004       5/23/2003    10,000,000
                                5,000,000      New York Life Insurance
                                                 Company+.......................     1.90        5/30/2003     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$41,000,000)                                            41,000,000
------------------------------------------------------------------------------------------------------------------------
REPURCHASE                     10,803,000      Lehman Brothers Inc., purchased
AGREEMENTS**--2.0%                               on 6/28/2002 to yield 1.95% to
                                                 7/01/2002......................                              10,803,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$10,803,000)                                            10,803,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        3,000,000      Federal National Mortgage
INSTRUMENTALITY                                  Association....................     2.43        8/09/2002     2,994,800
  OBLIGATIONS--
DISCOUNT--1.6%                  4,075,000      Federal Home Loan Bank...........     2.43        8/12/2002     4,067,052
                                1,428,000      Federal Home Loan Bank...........     2.50        9/20/2002     1,422,572
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$8,475,517)                        8,484,424
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &      $10,000,000      Federal National Mortgage
INSTRUMENTALITY
  OBLIGATIONS--                                  Association+...................     1.80 %     12/06/2002  $  9,998,516
NON-DISCOUNT--31.1%             5,000,000      Federal National Mortgage
                                                 Association+...................     1.815      12/18/2002     5,000,810
                               15,000,000      Federal National Mortgage
                                                 Association+...................     1.733      12/23/2002    14,996,684
                               10,000,000      Federal National Mortgage
                                                 Association+...................     1.78        2/03/2003    10,000,000
                                6,000,000      Federal National Mortgage
                                                 Association....................     2.25        2/07/2003     6,007,824
                                5,000,000      Federal National Mortgage
                                                 Association....................     4.00        8/15/2003     5,098,195
                                5,000,000      Federal National Mortgage
                                                 Association+...................     1.828       2/19/2003     4,998,964
                               10,000,000      Federal National Mortgage
                                                 Association+...................     1.952       1/14/2004    10,000,000
                               10,000,000      Federal Home Loan Bank+..........     1.743       8/23/2002    10,000,041
                               11,800,000      Federal Home Loan Bank...........     6.25       11/15/2002    11,985,921
                                3,000,000      Federal Home Loan Bank...........     6.375      11/15/2002     3,048,651
                               10,000,000      Federal Home Loan Bank+..........     1.711       3/06/2003     9,996,474
                               10,000,000      Federal Home Loan Bank+..........     1.80        3/12/2003    10,001,470
                                2,250,000      Federal Home Loan Bank...........     4.50        4/25/2003     2,292,615
                                5,000,000      Federal Home Loan Bank...........     5.75        7/15/2003     5,185,240
                                3,000,000      Federal Home Loan Bank+..........     1.74       11/07/2003     2,999,586
                                4,400,000      Federal Home Loan Bank+..........     1.728      12/04/2003     4,399,190
                                2,600,000      Federal Home Loan Bank+..........     1.69       12/29/2003     2,598,442
                                2,600,000      Federal Home Loan Bank+..........     1.69        1/02/2004     2,598,242
                                9,750,000      Federal Home Loan Mortgage
                                                 Corporation Participation
                                                 Certificates...................     2.45        1/16/2003     9,773,702
                                1,600,000      Federal Home Loan Mortgage
                                                 Corporation Participation
                                                 Certificates...................     3.25        1/30/2004     1,601,173
                               14,700,000      Student Loan Marketing
                                                 Association+...................     2.192      12/06/2002    14,698,758
                               10,000,000      Student Loan Marketing
                                                 Association+...................     1.932       2/12/2004     9,996,812
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$167,044,579)                167,277,310
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$518,192,329)--96.3%......                             518,432,492
                                               OTHER ASSETS LESS
                                               LIABILITIES--3.7%................                              20,157,187
                                                                                                            ------------
                                               NET ASSETS--100.0%...............                            $538,589,679
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2002.

** Repurchase Agreements are fully collateralized by U.S. Government & Agency
   Obligations.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$518,192,329*)......                $518,432,492
Cash........................................................                         673
Receivables:
  Capital shares sold.......................................  $30,982,316
  Interest..................................................    1,208,109     32,190,425
                                                              -----------
Prepaid expenses............................................                      50,897
                                                                            ------------
Total assets................................................                 550,674,487
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   10,197,054
  Capital shares redeemed...................................    1,605,207
  Investment adviser........................................      191,617
  Dividends to shareholders.................................          507     11,994,385
                                                              -----------
Accrued expenses and other liabilities......................                      90,423
                                                                            ------------
Total liabilities...........................................                  12,084,808
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $538,589,679
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................                $ 53,834,952
Paid-in capital in excess of par............................                 484,514,564
Unrealized appreciation on investments--net.................                     240,163
                                                                            ------------
NET ASSETS..................................................                $538,589,679
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $538,589,679 and 538,349,515
  shares outstanding........................................                $       1.00
                                                                            ============
----------------------------------------------------------------------------------------

*Cost for Federal income tax purposes. As of June 30, 2002, net unrealized appreciation for Federal income tax purposes amounted to $240,163, of which $277,845 related to appreciated securities and $37,682 related to depreciated securities.
+The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $5,797,763
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,301,756
Accounting services.........................................      89,134
Professional fees...........................................      28,793
Transfer agent fees.........................................      27,660
Printing and shareholder reports............................      26,451
Custodian fees..............................................      11,725
Directors' fees and expenses................................      10,999
Pricing services............................................         984
Registration fees...........................................          10
Other.......................................................       3,082
                                                              ----------
Total expenses..............................................                1,500,594
                                                                           ----------
Investment income--net......................................                4,297,169
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                   10,262
Change in unrealized appreciation on investments--net.......                 (501,686)
                                                                           ----------
Total realized and unrealized loss on investments--net......                 (491,424)
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $3,805,745
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE            FOR THE
                                                                SIX MONTHS        YEAR ENDED
                                                              ENDED JUNE 30,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   4,297,169     $    19,506,561
Realized gain on investments--net...........................         10,262              94,101
Change in unrealized appreciation/depreciation on
  investments--net..........................................       (501,686)            666,699
                                                              -------------     ---------------
Net increase in net assets resulting from operations........      3,805,745          20,267,361
                                                              -------------     ---------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................     (4,297,169)        (19,506,561)
Realized gain on investments--net:
  Class A...................................................        (10,262)            (94,101)
                                                              -------------     ---------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (4,307,431)        (19,600,662)
                                                              -------------     ---------------
-----------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................    278,004,405       1,552,924,489
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................      4,305,632          19,603,334
                                                              -------------     ---------------
                                                                282,310,037       1,572,527,823
Cost of shares redeemed.....................................   (323,828,004)     (1,447,844,261)
                                                              -------------     ---------------
Net increase (decrease) in net assets derived from Class A
  capital share transactions................................    (41,517,967)        124,683,562
                                                              -------------     ---------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (42,019,653)        125,350,261
Beginning of period.........................................    580,609,332         455,259,071
                                                              -------------     ---------------
End of period...............................................  $ 538,589,679     $   580,609,332
                                                              =============     ===============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 FOR THE SIX
FINANCIAL STATEMENTS.                                           MONTHS
                                                                 ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     -----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002         2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                                               --------     --------   --------   --------   --------
Investment income--net......................................      .0081        .0384      .0588      .0473      .0506
Realized and unrealized gain (loss) on investments--net.....     (.0009)       .0015      .0008     (.0006)        --+
                                                               --------     --------   --------   --------   --------
Total from investment operations............................      .0072        .0399      .0596      .0467      .0506
                                                               --------     --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net....................................     (.0081)      (.0384)    (.0588)    (.0473)    (.0508)
  Realized gain on investments--net.........................         --+      (.0002)        --+        --+        --+
                                                               --------     --------   --------   --------   --------
Total dividends and distributions...........................     (.0081)      (.0386)    (.0588)    (.0473)    (.0508)
                                                               --------     --------   --------   --------   --------
Net asset value, end of period..............................   $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                                               ========     ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      1.65%*       3.89%      6.00%      4.84%      5.20%
                                                               ========     ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .58%*        .57%       .55%       .55%       .56%
                                                               ========     ========   ========   ========   ========
Investment income--net, and realized gain on
  investments--net..........................................      1.65%*       3.69%      5.88%      4.76%      5.03%
                                                               ========     ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $538,590     $580,609   $455,259   $467,781   $408,517
                                                               ========     ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Domestic Money Market V.I. Fund (the "Fund") (formerly Domestic Money Market Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class, and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in U.S. Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $8,916 for certain accounting services.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Focus Twenty V.I. Fund. The Fund's investment objective is long-term capital appreciation. The Fund is a non-diversified aggressive growth fund that seeks to achieve its investment objective by investing in a portfolio of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential.

INVESTMENT ENVIRONMENT

  During the six months ended June 30, 2002, stock prices moved mostly lower as investors increasingly focused on a number of macroeconomic issues that made them less willing to stay in the market. The strong stock market rally that occurred during the fall of 2001 was enabled by a number of factors including a series of interest rate cuts by the Federal Reserve Board, the return to more normal business conditions following the macroeconomic shock of September 11, 2001, the typical fourth-quarter budget flush of business capital spending and the extreme oversold conditions that resulted from the drubbing stocks took following the terrorist attacks. The fall rally was nearly complete by November 2001, and the optimism created by this brief, but very strong, rebound deteriorated in an amazingly short period into the cauldron of worries that presently characterizes investor sentiment.

  A lengthy menu of problems has replaced the optimistic environment of the late 1990s. The long list includes geo-political issues (the situation in the Middle East, global terrorism and the India/Pakistan clash over Kashmir), structural issues (corporate accounting issues, board governance, executive pay and options grants) and macroeconomic issues (rising government deficits, stagnant business capital spending and the falling dollar). In addition, large cap U.S. growth stocks have continued to struggle as two of their most historically dependable leaders, large cap pharmaceutical companies and technology stocks, have lagged. The large pharmaceutical companies face looming patent expirations, dwindling pipelines and increasing government scrutiny. A great deal of investor capital initially flowed out of pharmaceuticals and into biotechnology stocks, but a series of high-profile failures, expensive or poorly conceived mergers and acquisitions, and a slowdown of drug approvals by the Food and Drug Administration have broken the back of this sector as well. The technology sector faces a litany of issues including the overcapacity created by the initial public offerings craze of the late 1990s, a drastic slowdown in corporate capital spending and the telecommunications meltdown. Similar to the pharmaceutical companies, the technology sector also suffers from a dearth of exciting new growth drivers, as personal computers and wireless phones have reached very high levels of penetration.

  In short, the present market sentiment is very weak. At the most basic level, the economy and the market are going through the necessary process of cleaning up from the bull market of the 1990s. Many of the issues have existed for several years; however, it was easier for investors to push them aside when things were going well. In the strange logic of the financial markets, a high level of negativity can often be a good thing, as it creates a base from which things can get incrementally better. The present situation can always get worse, but for the first time during this bear market it seems that investors no longer expect stocks to rally. We do not and cannot attempt to handicap when the market will improve. Instead, we will continue to invest in as disciplined and consistent a manner as possible, which means investing in aggressive growth companies (i.e., those that are growing earnings faster than the market, experiencing upward earnings revisions and positive earnings surprises). Our emphasis on companies displaying earnings momentum means staying fully invested (less than 10% cash) under normal circumstances. While we cannot predict when the market will improve, we can state that we will be following the same investment process when it does.

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2002, the Fund's Class A Shares had a total return of -25.54%. This performance lagged the return of the unmanaged Standard & Poor's (S&P)/Barra Growth Index, which returned -16.91% and the unmanaged benchmark, the S&P 500 Index, which had a return of -13.15 for the same period. The NASDAQ Composite Index, which like Focus Twenty V.I. Fund, includes a large exposure to technology and biotechnology stocks, had a total return of -24.84% for the six-month period. The Fund's focus in a small number of investments (approximately 20) in order to achieve a potential greater return may increase the Fund's volatility because each investment has a greater effect on the Fund's performance. The Fund typically outperforms its benchmark and the

--------------------------------------------------------------------------------

NASDAQ in a rising investment environment and generally underperforms these measures when the market is falling. Unfortunately, the market declined five out of the six months during the period, leading to the Fund's overall underperformance. The Fund was also hurt by its focus on rapidly growing, higher earnings multiple stocks (also known as aggressive growth stocks), which tend to perform poorly in down markets. In addition, we continued to hold a higher-than-index weighting in the technology sector, which underperformed during the period. While it is true that the technology sector faces a myriad of challenges, all of our technology companies are experiencing upward business momentum. We believe that, over the long term, when measured from cycle to cycle, technology companies will continue to grow faster than the overall economy, and that technology will likely become one of the biggest beneficiaries of a recovering economy.

  During the past six months, our turnover was relatively high but we feel that the changes added value by improving the overall earnings growth characteristics of the portfolio. In addition, our new holdings have significantly outperformed the ones they replaced. One particularly large change in portfolio strategy involved the sale of what had been our largest position, IDEC Pharmaceuticals Corporation. We sold IDEC because we saw multiple signs that growth of the company's lead product, Rituxan, was slowing. As a result of this and several other factors, we felt that earnings expectations for the company were too high and would have to be reduced. The sale of IDEC was part of a larger move away from the biotechnology sector, as we also removed Millennium Pharmaceuticals, Inc. and one-half of our Amgen Inc. position from the portfolio. Fortunately, these shifts in strategy took place before large declines in the stocks and the biotechnology sector in general. The sales of these positions helped fund the purchases of two media stocks, Viacom, Inc. and Univision Communications Inc. We also initiated a position in Intuit Inc., which provides tax planning and financial management software for businesses and individuals.

  Within the technology sector, we have increased our holdings in semiconductor device companies. These companies are benefiting as their end-customers refill inventories that were drastically reduced as the economy slowed. Because of the fixed costs involved with the semiconductor manufacturing process, these companies are also enjoying increasing profit margins as revenues begin to rise again. It is still unclear when the demand for technology products will begin to increase, so we are focusing on companies that we believe can still benefit in a less robust demand environment. Therefore, each of our semiconductor holdings is building up its content in end-products or has targeted a specific product area that is currently growing. We also altered our positioning within enterprise software, where our research indicates that it remains extremely difficult to close business. As a result, we eliminated our position in VERITAS Software Corporation in early May. Microsoft Corporation has demonstrated that it can continue to grow in the current challenging environment and our other holding in the space, Intuit Inc., has an impressive menu of new products for small-business owners that is driving its earnings growth.

  As always, all of our portfolio changes were based on bottom-up fundamentals. Our aggressive growth investment style is based on our core belief that earnings drive stock prices. We strive to invest in a portfolio of companies that we believe are growing earnings faster than that of the S&P 500 Index average. When we see opportunities to upgrade the Fund's holdings in the portfolio, we will continue to do so.

IN CONCLUSION

  We greatly appreciate your investment in Merrill Lynch Focus Twenty V.I. Fund. While the environment continues to be challenging for aggressive growth equity investing, we remain confident that our process will prove itself over the long term. We intend to continue to offer a concentrated aggressive growth fund for those shareholders who desire such a product as part of their overall investment portfolio. We look forward to sharing our outlook and strategy in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Michael S. Hahn
Michael S. Hahn
Senior Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   -55.09%
--------------------------------------------------------------------------------
Inception (7/10/00) to 6/30/02                                            -58.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2002                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -25.54%        -55.09%
-----------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 7/10/00.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                           SHARES                                                                          PERCENT OF
INDUSTRY                    HELD                          COMMON STOCKS                         VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                 10,500    Harley-Davidson, Inc..................................  $  538,335       8.7%
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                2,800    +Amgen Inc............................................     117,264       1.9
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &        2,400    +Career Education Corporation.........................     107,976       1.8
SUPPLIES
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS              17,600    +Brocade Communications Systems, Inc..................     307,472       5.0
EQUIPMENT                   33,100    +Cisco Systems, Inc...................................     461,414       7.5
                                                                                              ----------     -----
                                                                                                 768,886      12.5
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS       5,800    Capital One Financial Corporation.....................     354,090       5.8
---------------------------------------------------------------------------------------------------------------------
INSURANCE                    4,400    Brown & Brown.........................................     138,600       2.2
---------------------------------------------------------------------------------------------------------------------
MEDIA                        9,700    +Univision Communications Inc. (Class A)..............     304,580       4.9
                             6,900
                                      +Viacom, Inc. (Class B)...............................     306,153       5.0
                                                                                              ----------     -----
                                                                                                 610,733       9.9
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              4,100    +Forest Laboratories, Inc.............................     290,280       4.7
                             3,600
                                      Pfizer Inc............................................     126,000       2.1
                                                                                              ----------     -----
                                                                                                 416,280       6.8
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                5,000    +Cymer, Inc...........................................     174,550       2.8
EQUIPMENT & PRODUCTS
                               100
                                      +Intersil Holding Corporation (Class A)...............       2,137       0.0
                             8,550
                                      +Microchip Technology.................................     234,441       3.8
                             9,400
                                      +National Semiconductor Corporation...................     274,198       4.5
                            11,500
                                      STMicroelectronics NV (NY Registered Shares)..........     279,795       4.6
                            16,800
                                      Texas Instruments Incorporated........................     398,160       6.5
                                                                                              ----------     -----
                                                                                               1,363,281      22.2
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                     2,800    +Cerner Corporation...................................     133,924       2.2
                             6,200
                                      +Intuit Inc...........................................     308,202       5.0
                             8,800
                                      +Microsoft Corporation................................     481,360       7.8
                                                                                              ----------     -----
                                                                                                 923,486      15.0
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL            10,250    +Best Buy Co., Inc....................................     372,075       6.0
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN COMMON STOCKS (COST--$6,395,488)    5,711,006      92.8
---------------------------------------------------------------------------------------------------------------------
                              FACE
                            AMOUNT                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $252,000    General Motors Acceptance Corp., 2.10% due
                                        7/01/2002...........................................     251,971       4.1
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                      (COST--$251,971)                                           251,971       4.1
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST--$6,647,459)                     5,962,977      96.9
---------------------------------------------------------------------------------------------------------------------
OPTIONS     NOMINAL VALUE COVERED
WRITTEN                BY OPTIONS     ISSUE
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN         2,000    Forest Laboratories, Inc., expiring November 2002 at
                                        USD 80..............................................      (6,800)     (0.1)
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED--$8,040)           (6,800)     (0.1)
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS,
                                      NET OF OPTIONS WRITTEN (COST--$6,639,419).............   5,956,177      96.8
                                      OTHER ASSETS LESS LIABILITIES.........................     194,424       3.2
                                                                                              ----------     -----
                                      NET ASSETS............................................  $6,150,601     100.0%
                                                                                              ==========     =====
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$6,647,459).........                 $  5,962,977
Cash........................................................                          688
Receivable for securities sold..............................                      488,497
Prepaid expenses and other assets...........................                        5,617
                                                                             ------------
Total assets................................................                    6,457,779
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$8,040).......                        6,800
Payables:
  Securities purchased......................................  $    282,197
  Investment adviser........................................         2,424
  Capital shares redeemed...................................           307        284,928
                                                              ------------
Accrued expenses............................................                       15,450
                                                                             ------------
Total liabilities...........................................                      307,178
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $  6,150,601
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $    357,420
Paid-in capital in excess of par............................                   70,021,785
Accumulated investment loss--net............................  $    (42,857)
Accumulated realized capital losses on investments--net.....   (63,502,505)
Unrealized depreciation on investments--net.................      (683,242)
                                                              ------------
Total accumulated losses--net...............................                  (64,228,604)
                                                                             ------------
NET ASSETS..................................................                 $  6,150,601
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $6,150,601 and 3,574,199
  shares outstanding........................................                 $       1.72
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................            $     4,611
Interest....................................................                  2,685
                                                                        -----------
Total income................................................                  7,296
                                                                        -----------
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $34,104
Transfer agent fees.........................................    8,405
Professional fees...........................................    5,864
Custodian fees..............................................    4,791
Accounting services.........................................    1,622
Printing and shareholder reports............................    1,095
Pricing services............................................      367
Directors' fees and expenses................................      182
Registration fees...........................................       50
Other.......................................................    1,441
                                                              -------
Total expenses before reimbursement.........................   57,921
Reimbursement of expenses...................................   (7,768)
                                                              -------
Total expenses after reimbursement..........................                 50,153
                                                                        -----------
Investment loss--net........................................                (42,857)
                                                                        -----------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (932,886)
Change in unrealized appreciation/depreciation on
  investments--net..........................................             (1,376,581)
                                                                        -----------
Total realized and unrealized loss on investments--net......             (2,309,467)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(2,352,324)
                                                                        ===========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
DECREASE IN NET ASSETS:                                             2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss--net........................................    $   (42,857)    $   (222,873)
Realized loss on investments--net...........................       (932,886)     (60,821,285)
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (1,376,581)      11,097,902
                                                                -----------     ------------
Net decrease in net assets resulting from operations........     (2,352,324)     (49,946,256)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (1,895,874)      (4,471,540)
                                                                -----------     ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (4,248,198)     (54,417,796)
Beginning of period.........................................     10,398,799       64,816,595
                                                                -----------     ------------
End of period*..............................................    $ 6,150,601     $ 10,398,799
                                                                ===========     ============
--------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................    $   (42,857)              --
                                                                ===========     ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                                -----------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE SIX       FOR THE       FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   MONTHS ENDED     YEAR ENDED     JULY 10, 2000+
FINANCIAL STATEMENTS.                                             JUNE 30,      DECEMBER 31,    TO DECEMBER 31,
DECREASE IN NET ASSET VALUE:                                        2002            2001             2000
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   2.31        $   7.51         $  10.00
                                                                  --------        --------         --------
Investment income (loss)--net...............................          (.01)++++       (.02)++++         .01
Realized and unrealized loss on investments--net............          (.58)          (5.18)           (2.49)
                                                                  --------        --------         --------
Total from investment operations............................          (.59)          (5.20)           (2.48)
                                                                  --------        --------         --------
Less dividends:
  Investment income--net....................................            --              --             (.01)
  In excess of investment income--net.......................            --              --               --++
                                                                  --------        --------         --------
Total dividends.............................................            --              --             (.01)
                                                                  --------        --------         --------
Net asset value, end of period..............................      $   1.72        $   2.31         $   7.51
                                                                  ========        ========         ========
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       (25.54%)++      (69.24%)         (24.80%)++
                                                                  ========        ========         ========
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................         1.25%*          1.09%            1.08%*
                                                                  ========        ========         ========
Expenses....................................................         1.44%*          1.10%            1.12%*
                                                                  ========        ========         ========
Investment income (loss)--net...............................        (1.07%)*         (.60%)            .74%*
                                                                  ========        ========         ========
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $  6,151        $ 10,399         $ 64,817
                                                                  ========        ========         ========
Portfolio turnover..........................................       152.37%         182.76%           32.05%
                                                                  ========        ========         ========
---------------------------------------------------------------------------------------------------------------

*Annualized.

**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

+Commencement of operations.

++Aggregate total investment return.

++Amount is less than $.01 per share.

++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Focus Twenty V.I. Fund (the "Fund") (formerly Focus Twenty Select
Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and it is expected that for debt securities this ordinarily would be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed

--------------------------------------------------------------------------------

delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .85% of the average daily value of the Fund's net assets. For the six months ended June 30, 2002, MLIM earned fees of $34,104, of which $7,768 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,725 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $423 for certain accounting services.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $11,686,093 and $12,404,788, respectively.

  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............    $(933,812)       $(684,482)
Short-term investments..............            2               --
Options written.....................          924            1,240
                                        ---------        ---------
Total...............................    $(932,886)       $(683,242)
                                        =========        =========
---------------------------------------------------------------------

  Transactions in options written for the six months ended June 30, 2002 were as follows:

---------------------------------------------------------------------
                                            Nominal Value
                                             Covered by      Premiums
Call Options Written                       Options Written   Received
---------------------------------------------------------------------
Outstanding call options written,
 beginning of period.....................          --             --
Options written..........................       2,000         $8,040
                                                -----         ------
Outstanding call options written, end of
 period..................................       2,000         $8,040
                                                =====         ======
---------------------------------------------------------------------

---------------------------------------------------------------------
                                            Nominal Value
                                             Covered by      Premiums
Put Options Written                        Options Written   Received
---------------------------------------------------------------------
Outstanding put options written,
 beginning of period.....................          --             --
Options written..........................       2,200        $ 2,596
Options closed...........................      (2,200)        (2,596)
                                               ------        -------
Outstanding put options written, end of
 period..................................          --        $    --
                                               ======        =======
---------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $683,242, of which $125,656 related to appreciated securities and $808,898 related to depreciated securities. At June 30, 2002, the aggregate cost of investments, including options written, for Federal income tax purposes was $6,639,419.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2002                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................      225,109    $   476,924
Shares redeemed.......................   (1,150,416)    (2,372,798)
                                         ----------    -----------
Net decrease..........................     (925,307)   $(1,895,874)
                                         ==========    ===========
------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                          Dollar
December 31, 2001                          Shares          Amount
-----------------------------------------------------------------
Shares sold..........................   3,308,614    $ 13,928,628
Shares redeemed......................  (7,437,200)    (18,400,168)
                                       ----------    ------------
Net decrease.........................  (4,128,586)   $ (4,471,540)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $53,503,468, of which $917,027 expires in 2008 and $52,586,441 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Fundamental Growth V.I. Fund. For the six-month period ended June 30, 2002, the Fund's Class A Shares had a total return of -17.24%, compared to a total return of -18.68% for the Lipper Large Cap Growth Fund Average. For the same six-month period, the Fund's benchmark, the unmanaged Standard & Poor's 500 Index, had a return of -13.16%.

  The Fund's negative return during the first six months of 2002 was meaningfully influenced by our focus on large-capitalization growth companies. This segment of the U.S. stock market was one of the worst performing asset classes for the period.

  The Fund's performance relative to its benchmark was helped by an overweight position in the consumer discretionary and financial sectors. Among specialty retail companies, the Fund's stock investments in Bed Bath & Beyond Inc., Lowe's Companies, Inc., and Family Dollar Stores, Inc. also contributed positively to relative results. Meanwhile, major detractors from relative performance included AOL Time Warner Inc. and Clear Channel Communications, Inc. In the financial sector, stock holdings in Wells Fargo & Company, Lincoln National Corporation, Marsh & McLennan Companies, T. Rowe Price Group, Inc., and State Street Corp. contributed positively to comparative results. Also helping relative performance was the Fund's underweighting of the health care and industrial sectors. The absence of any stock investments for the Fund in Bristol-Myers Squibb Company and General Electric Company was an additional major benefit to absolute and relative performance.

  The single biggest detractor from relative results during the past six months was our substantial underweighting of consumer staples stocks. In particular, we had no investment exposure to The Coca-Cola Company and The Procter & Gamble Company, which both enjoyed strong performance and helped the benchmark.

INVESTMENT ENVIRONMENT

  Since the fourth quarter of 2001, U.S. consumers have increased their spending on motor vehicles, consumer electronics, apparel, home improvement products and household goods. This higher level of spending could continue, due to significant income tax cuts, attractive financing rates for home purchases, and gradually improving labor market conditions. With economic activity in the U.S. increasing in real terms, we appear to be seeing improvements in capital goods orders--including those for computing and related electronic products--as well as a recovery in national radio, television and print advertising spending.

PORTFOLIO MATTERS

  The Fund's largest area of investment continued to be the consumer discretionary sector, representing almost 27% of net assets on June 30, 2002. This sector includes major discount and specialty retailers, restaurant chains, and media and entertainment companies. As of June 30, 2002, more than 26% of the Fund's net assets were invested in information technology companies. At this time an increase in technology spending appears to be underway, as the Semiconductor Industry Association reported recently that industry revenues for May 2002 were higher than in the previous year, the first time that this has happened since late 2000. This increase continues what appears to be an industry upturn that began in the fourth quarter of last year.

IN CONCLUSION

  We appreciate your investment in Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/02                                        -20.22%
----------------------------------------------------------------------
Inception (4/03/00) to 6/30/02                                 -18.70
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -17.24%        -20.22%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                           SHARES                                                                               PERCENT OF
     INDUSTRY                HELD                          COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &              26,800      United Parcel Service, Inc. (Class B).................    $  1,654,900       1.1%
LOGISTICS
--------------------------------------------------------------------------------------------------------------------------
BANKS                      62,600      Northern Trust Corporation............................       2,757,530       1.9
                           45,900      Wells Fargo Company...................................       2,297,754       1.5
                                                                                                 ------------     -----
                                                                                                    5,055,284       3.4
--------------------------------------------------------------------------------------------------------------------------
BEVERAGES                  45,000      Anheuser-Busch Companies, Inc. .......................       2,250,000       1.5
                           72,200      Coca-Cola Enterprises Inc. ...........................       1,594,176       1.1
                           56,800      PepsiCo, Inc. ........................................       2,737,760       1.8
                                                                                                 ------------     -----
                                                                                                    6,581,936       4.4
--------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY              87,000      +Amgen Inc. ..........................................       3,643,560       2.4
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                 85,350      +Concord EFS, Inc. ...................................       2,571,596       1.7
SERVICES &                 50,400      First Data Corporation................................       1,874,880       1.2
SUPPLIES                   62,100      H & R Block, Inc. ....................................       2,865,915       1.9
                           10,100      Manpower Inc. ........................................         371,175       0.3
                                                                                                 ------------     -----
                                                                                                    7,683,566       5.1
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS            268,900      +Cisco Systems, Inc. .................................       3,748,466       2.5
EQUIPMENT
                           75,400      +QUALCOMM Incorporated................................       2,071,992       1.4
                                                                                                 ------------     -----
                                                                                                    5,820,458       3.9
--------------------------------------------------------------------------------------------------------------------------
COMPUTERS &               105,700      +Dell Computer Corporation............................       2,768,283       1.8
PERIPHERALS                60,800      International Business Machines Corporation...........       4,377,600       2.9
                          175,100      +Sun Microsystems, Inc. ..............................         875,500       0.6
                                                                                                 ------------     -----
                                                                                                    8,021,383       5.3
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                19,800      Fannie Mae............................................       1,460,250       1.0
FINANCIALS                 33,600      Morgan Stanley Dean Witter & Co. .....................       1,447,488       0.9
                           85,400      State Street Corporation..............................       3,817,380       2.5
                           44,000      T. Rowe Price Group Inc. .............................       1,446,280       1.0
                                                                                                 ------------     -----
                                                                                                    8,171,398       5.4
--------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG                65,000      SYSCO Corporation.....................................       1,769,300       1.2
RETAILING
--------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS              19,800      Unilever NV (NY Registered Shares)....................       1,283,040       0.8
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                10,300      UnitedHealth Group Incorporated.......................         942,965       0.6
PROVIDERS &
SERVICES
--------------------------------------------------------------------------------------------------------------------------
HOTELS,                    30,000      +Brinker International, Inc. .........................         952,500       0.7
RESTAURANTS &              88,400      +YUM! Brands, Inc. ...................................       2,585,700       1.7
                                                                                                 ------------     -----
LEISURE                                                                                             3,538,200       2.4
--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD                  18,800      Colgate-Palmolive Company.............................         940,940       0.6
PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                 18,200      3M Co. ...............................................       2,238,600       1.5
CONGLOMERATES
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                  66,700      American International Group, Inc. ...................       4,550,941       3.0
                           50,400      Everest Re Group, Ltd. ...............................       2,819,880       1.9
                           46,000      Lincoln National Corporation..........................       1,932,000       1.3
                           31,500      Marsh & McLennan Companies, Inc. .....................       3,042,900       2.0
                                                                                                 ------------     -----
                                                                                                   12,345,721       8.2
--------------------------------------------------------------------------------------------------------------------------
LEISURE                    20,000      Mattel, Inc. .........................................         421,600       0.3
EQUIPMENT &
PRODUCTS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                           SHARES                                                                               PERCENT OF
     INDUSTRY                HELD                          COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
MEDIA                     200,000      +AOL Time Warner Inc. ................................    $  2,942,000       1.9%
                           66,100      +Clear Channel Communications, Inc. ..................       2,116,522       1.4
                           69,600      The Interpublic Group of Companies, Inc. .............       1,723,296       1.1
                           65,500      +Rogers Communications, Inc. 'B'......................         585,706       0.4
                           73,300      +Viacom, Inc. (Class B)...............................       3,252,321       2.2
                          187,700      The Walt Disney Company...............................       3,547,530       2.4
                                                                                                 ------------     -----
                                                                                                   14,167,375       9.4
--------------------------------------------------------------------------------------------------------------------------
MULTILINE                  55,600      Family Dollar Stores, Inc. ...........................       1,959,900       1.3
RETAIL                     45,000      Target Corporation....................................       1,714,500       1.2
                          131,500      Wal-Mart Stores, Inc. ................................       7,233,815       4.8
                                                                                                 ------------     -----
                                                                                                   10,908,215       7.3
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            40,800      Johnson & Johnson.....................................       2,132,208       1.4
                          109,400      Pfizer Inc. ..........................................       3,829,000       2.6
                                                                                                 ------------     -----
                                                                                                    5,961,208       4.0
--------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR              97,000      +Applied Materials, Inc. .............................       1,858,520       1.2
EQUIPMENT &               267,900      Intel Corporation.....................................       4,894,533       3.3
PRODUCTS                   37,800      +KLA-Tencor Corporation...............................       1,660,932       1.1
                           28,000      STMicroelectronics NV.................................         698,233       0.5
                           77,900      Texas Instruments Incorporated........................       1,846,230       1.2
                                                                                                 ------------     -----
                                                                                                   10,958,448       7.3
--------------------------------------------------------------------------------------------------------------------------
SOFTWARE                   12,100      +Electronic Arts Inc. ................................         799,205       0.5
                          149,200      +Microsoft Corporation................................       8,161,240       5.4
                          270,000      +Oracle Corporation...................................       2,556,900       1.7
                           74,000      SAP AG (Systeme, Anwendungen, Produkte in der
                                         Datenverarbeitung)(ADR)**...........................       1,797,460       1.2
                           32,900      +Siebel Systems, Inc. ................................         467,509       0.3
                                                                                                 ------------     -----
                                                                                                   13,782,314       9.1
--------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL           87,900      +Bed Bath & Beyond Inc. ..............................       3,317,346       2.2
                          115,500      The Home Depot, Inc. .................................       4,242,315       2.8
                           57,700      Lowe's Companies, Inc. ...............................       2,619,580       1.8
                                                                                                 ------------     -----
                                                                                                   10,179,241       6.8
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                   41,100      +Sprint Corp. (PCS Group).............................         183,717       0.1
TELECOMMUNICATIONS
SERVICES
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN COMMON STOCKS
                                       (COST--$163,445,250)                                       136,253,369      90.6
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                             FACE                                                                               PERCENT OF
                           AMOUNT                      SHORT-TERM SECURITIES                        VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*      $6,185,000      General Motors Acceptance Corp.,
                                         2.10% due 7/01/2002.................................    $  6,184,278       4.1%
                        2,605,000      San Paolo IMI US Financial Company,
                                         1.77% due 7/01/2002.................................       2,604,744       1.7
                                                                                                 ------------     -----
                                                                                                    8,789,022       5.8
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                        Freddie Mac:
AGENCY                  1,048,000        1.74% due 7/03/2002.................................       1,047,797       0.7
OBLIGATIONS*              900,000        1.75% due 7/25/2002.................................         898,863       0.6
                                                                                                 ------------     -----
                                                                                                    1,946,660       1.3
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                       (COST--$10,735,682)                                         10,735,682       7.1
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS
                                       (COST--$174,180,932)..................................     146,989,051      97.7
                                       OTHER ASSETS LESS LIABILITIES.........................       3,386,791       2.3
                                                                                                 ------------     -----
                                       NET ASSETS............................................    $150,375,842     100.0%
                                                                                                 ============     =====
--------------------------------------------------------------------------------------------------------------------------

  * Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  ** American Depositary Receipts (ADR).

  + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $1,071,211) (identified cost--$174,180,932)...............                 $146,989,051
Investments held as collateral for loaned securities, at
  value.....................................................                    1,083,300
Cash........................................................                          200
Receivables:
  Capital shares sold.......................................  $  3,422,947
  Dividends.................................................        54,933
  Loaned securities.........................................         1,216      3,479,096
                                                              ------------
Prepaid expenses............................................                       15,079
                                                                             ------------
Total assets................................................                  151,566,726
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    1,083,300
Payables:
  Investment adviser........................................        75,693
  Capital shares redeemed...................................         2,053         77,746
                                                              ------------
Accrued expenses............................................                       29,838
                                                                             ------------
Total liabilities...........................................                    1,190,884
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $150,375,842
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  2,409,497
Paid-in capital in excess of par............................                  187,207,619
Undistributed investment income--net........................  $     35,778
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (12,085,226)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (27,191,826)
                                                              ------------
Total accumulated losses--net...............................                  (39,241,274)
                                                                             ------------
NET ASSETS..................................................                 $150,375,842
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $150,375,842 and 24,094,971
  shares outstanding........................................                 $       6.24
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $8,260 foreign withholding tax)...........                 $    488,429
Interest....................................................                      144,088
Securities lending--net.....................................                        2,709
                                                                             ------------
Total income................................................                      635,226
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    520,099
Accounting services.........................................        24,233
Custodian fees..............................................        12,508
Professional fees...........................................         9,538
Printing and shareholder reports............................         6,550
Transfer agent fees.........................................         5,892
Directors' fees and expenses................................         2,863
Pricing services............................................         1,051
Registration fees...........................................           389
Other.......................................................         2,299
                                                              ------------
Total expenses..............................................                      585,422
                                                                             ------------
Investment income--net......................................                       49,804
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS &
  FOREIGN CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................      (642,260)
  Foreign currency transactions--net........................        (2,075)      (644,335)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (29,042,548)
  Foreign currency transactions--net........................        (1,750)   (29,044,298)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (29,688,633)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(29,638,829)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED        ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    49,804     $    342,526
Realized loss on investments and foreign currency
  transactions--net.........................................     (644,335)      (9,841,560)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........  (29,044,298)       2,577,663
                                                              ------------    ------------
Net decrease in net assets resulting from operations........  (29,638,829)      (6,921,371)
                                                              ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (6,513)        (353,430)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................       (6,513)        (353,430)
                                                              ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   16,803,644      138,012,447
                                                              ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (12,841,698)     130,737,646
Beginning of period.........................................  163,217,540       32,479,894
                                                              ------------    ------------
End of period*..............................................  $150,375,842    $163,217,540
                                                              ============    ============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................  $    35,778     $     (7,513)
                                                              ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS A
                                                              -----------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  FOR THE SIX     FOR THE YEAR    FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 MONTHS ENDED       ENDED        APRIL 3, 2000+
FINANCIAL STATEMENTS.                                           JUNE 30,      DECEMBER 31,    TO DECEMBER 31,
DECREASE IN NET ASSET VALUE:                                      2002            2001             2000
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   7.54        $   9.23          $ 10.00
                                                                --------        --------          -------
Investment income--net......................................          --++++++        .04++++         .03
Realized and unrealized loss on investments and foreign
  currency transactions--net................................       (1.30)          (1.71)            (.76)
                                                                --------        --------          -------
Total from investment operations............................       (1.30)          (1.67)            (.73)
                                                                --------        --------          -------
Less dividends:
  Investment income--net....................................          --++          (.02)            (.04)
  In excess of investment income--net.......................          --              --               --++
                                                                --------        --------          -------
Total dividends.............................................          --            (.02)            (.04)
                                                                --------        --------          -------
Net asset value, end of period..............................    $   6.24        $   7.54          $  9.23
                                                                ========        ========          =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     (17.24%)++      (18.12%)          (7.27%)++
                                                                ========        ========          =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .73%*           .79%            1.09%*
                                                                ========        ========          =======
Expenses....................................................        .73%*           .79%            1.12%*
                                                                ========        ========          =======
Investment income--net......................................        .06%*           .57%            1.18%*
                                                                ========        ========          =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $150,376        $163,218          $32,480
                                                                ========        ========          =======
Portfolio turnover..........................................      40.63%          94.56%           95.44%
                                                                ========        ========          =======
-------------------------------------------------------------------------------------------------------------

*Annualized.

**Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

+Commencement of operations.

++Amount is less than $.01 per share.

++Aggregate total investment return.

++++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth V.I. Fund (the "Fund") (formerly Fundamental Growth Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market and it is expected that for debt securities this ordinarily would be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed

--------------------------------------------------------------------------------

delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of

--------------------------------------------------------------------------------

..65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $328,662 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $754,638 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $1,269 in securities lending agent fees.
  For the six months ended June 30, 2002, MLPF&S earned $28,469 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $2,328 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $97,502,963 and $58,863,013, respectively.

  Net realized losses for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

--------------------------------------------------------------------
                                        Realized        Unrealized
                                         Losses       Gains (Losses)
--------------------------------------------------------------------
Long-term investments..............    $(642,155)      $(27,191,881)
Short-term investments.............         (105)                --
Foreign currency transactions......       (2,075)                55
                                       ---------       ------------
Total..............................    $(644,335)      $(27,191,826)
                                       =========       ============
--------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $27,191,881, of which $2,518,804 related to appreciated securities and $29,710,685 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $174,180,932.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months                       Dollar
Ended June 30, 2002                       Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   7,873,278   $ 56,993,706
Shares issued to shareholders in
 reinvestment of dividends............         888          6,513
                                        ----------   ------------
Total issued..........................   7,874,166     57,000,219
Shares redeemed.......................  (5,437,554)   (40,196,575)
                                        ----------   ------------
Net increase..........................   2,436,612   $ 16,803,644
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................  19,886,781   $151,112,743
Shares issued to shareholders in
 reinvestment of dividends............      46,511        353,430
                                        ----------   ------------
Total issued..........................  19,933,292    151,466,173
Shares redeemed.......................  (1,793,093)   (13,453,726)
                                        ----------   ------------
Net increase..........................  18,140,199   $138,012,447
                                        ==========   ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit

--------------------------------------------------------------------------------

agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $10,861,333, of which $110,592 expires in 2008 and $10,750,741 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

  Effective May 1, 2002, the Fund changed its name to Global Allocation V.I. Fund. For the six-month period ended June 30, 2002, the Fund's Class A Shares had a total return of -2.36%. The Fund slightly underperformed its composite benchmark or Reference Portfolio, which returned -2.31% for the same six-month timeframe. Comparing the Fund to the components of its Reference Portfolio, the Fund outperformed the unmanaged Standard & Poor's 500 Index's return of -13.16%. However, the Fund underperformed the unmanaged Financial Times Actuaries World Index's (Ex-U.S.) return of -0.95%, the Merrill Lynch Treasury Index GA05's return of +3.85%, and the Salomon World Government Bond (Ex-U.S.) Index's return of +11.84%.

INVESTMENT ENVIRONMENT

  Investors were worried about corporate accounting practices during the past six months, a concern that began with Enron's bankruptcy in December 2001. The markets traded sharply lower in January, after it was announced that regulators would investigate off-balance sheet partnerships, such as those that Enron engaged in. Focus turned to companies with strong balance sheets, while credit-rating agencies became more prone to downgrade companies with questionable earnings. In addition, economic and currency problems in Latin America hurt financial and energy companies with operations in that region. The stock market's sell-off halted, however, when it was reported that the U.S. economy grew by 1.4% during the fourth quarter of 2001, the fastest pace since the last quarter of 2000. In addition, U.S. unemployment fell in January for the first time in seven months, and positive data was reported for factory orders, durable goods orders, non-farm payrolls, housing starts and new home sales.

  The subsequent U.S. stock market rally continued into March, with the Dow Jones Industrial Average reaching a six-month peak. Technology stocks rallied in light of positive data such as a four-month low in unemployment, rising non-farm payrolls, rising industrial output and an increase in the producer price index. The Federal Reserve Board announced it would continue to hold interest rates steady. Toward the end of March, investors focused on companies' first-quarter earnings releases. They also paid attention to the Securities and Exchange Commission, which continued to announce probes into accounting practices at major U.S. corporations. Companies continued to indicate that their quarterly earnings would be lower than expected and that further employee layoffs would be required. To manage accounting concerns, many also announced initiatives to restructure their balance sheets. In the wake of the Enron debacle, credit-rating agencies continued to lower companies' debt ratings and review their financial situation much more closely. With many companies downgraded and a steady flow of negative news from Corporate America, liquidity in the capital markets dried up further.

  Economic data released in early April painted a somewhat more downbeat picture. For example, an increase in the jobless rate suggested the economic recovery would be weaker than anticipated. In addition, the producer price index increased because of the effect of rising oil prices. Finally, retail sales were weaker than expected because of a decline in automobile purchases. In this environment, the NASDAQ Composite Index hit a six-month low in late April, while the Dow reverted to its February levels. The U.S. stock market did rally briefly, however, on news that first-quarter 2002 gross domestic product rose 5.8%. The month closed with a report that S&P 500 company earnings were down 11% from the previous year, as well as with the expectation that the Federal Reserve Board was unlikely to raise interest rates before the summer.

  In May and June, global equity markets performed poorly. The U.S. stock market continued its slide downward on economic data indicating a sluggish recovery and more negative news about U.S. corporations. May began with news of a two-decade high in U.S. labor productivity and increased retail sales and industrial production. Unfortunately, negative reports, such as an increase in jobless claims and a decrease in consumer confidence, appeared toward the end of the month. The U.S. stock market turned downward, as attention refocused on corporate accounting issues and mounting investigations of U.S. corporations.

  June brought better economic news with indications of growth in the manufacturing and service sectors of the U.S. economy. In addition, unemployment in the previous month declined 5.8%, the first decrease since the recession began the previous year. Yet any increase in investor confidence was curbed by world events, including continued violence in the Middle East and tensions between India and Pakistan.

--------------------------------------------------------------------------------

Also, difficulties in Latin America continued, as investors grew concerned about Brazil's ability to pay its debts. Here at home, accounting questions persisted as numerous major corporations admitted to wrongdoing. The largest impact was felt when telecommunications giant WorldCom, Inc. announced it overstated profits by understating expenses; this announcement brought the company to the brink of bankruptcy. Several major-company CEOs, including that of WorldCom, were forced to step down amid mounting scandal. Following WorldCom's announcement, the market began an even more marked sell-off. Making the situation worse, economic data at the end of June indicated the economic recovery had slowed and that consumer confidence had slipped further.

  During the six-month period, the Federal Reserve Board left the Federal Funds rate unchanged at 1.75%. Prices of U.S. Treasury securities remained in a trading range from the beginning of the year through the end of February. At that point, they started falling on fears that the Federal Reserve Board might raise interest rates. In April, however, Treasury prices rose again when it became clear that short-term rates would probably not be increased until summer at the earliest. Buoyed by this expectation of stable rates, Treasuries continued to perform solidly through the end of June.

  For the first half of the year, global stock markets generally followed U.S. stock markets downward. In addition to the S&P 500 Index return of -13.16%, the NASDAQ Composite Index returned -24.84% and the Dow Jones Euro Stoxx 50 Index closed at -16.03%. In Japan, however, the Nikkei 225 Stock Average gained 1.16%, maintaining a small gain from a February rally on positive economic news.

PORTFOLIO MATTERS

  The Fund's asset mix changed somewhat during the past six months. In particular, we increased the Fund's equity and fixed income holdings while decreasing its cash reserves. The largest changes were an increase in the Fund's positions in U.S. stocks and debt and a decrease in the Fund's cash and Pacific Basin equity positions. During the six-month period, we used cash to purchase attractively priced debt and equity investments. Our weighting in U.S. equity securities rose from 34.5% to 39.1% of net assets. The Fund's Pacific Basin equity holdings dropped from 14.7% to 12.5% of net assets. Our weighting in European stocks increased almost a percentage point, to 12.9% from 11.8% of net assets. The Fund's fixed income holdings increased over the six-month period, from 28.8% to 31.2% of net assets. This increase was due primarily to a higher weighting in U.S. fixed income securities.

  In addition, during the six-month period, we increased the Fund's weighting in U.S. dollar-denominated bonds, decreased the weighting in Pacific Basin and Latin American stocks, increased the holdings in U.S. and European stocks, and decreased the cash position from 5.7% to 3.1% of net assets. The Fund is overweight in the U.S. dollar, particularly compared to the Japanese yen. As of the end of June, the Fund had a net weighting in the U.S. dollar of 57.7%; this weighting included both dollar-denominated assets and the portion of non-U.S. assets hedged back into dollars. The Fund's net weighting in the euro decreased from 28.4% to 22.8% during the period.

  With 65.9% of net assets invested in equities at June 30, 2002, the Fund was overweight compared to its benchmark equity weighting of 60%. In addition, the Fund's position in fixed income securities at 31.2% was under its benchmark weighting of 40%.

IN CONCLUSION

  We appreciate your investment in Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Bryan N Ison
Bryan N. Ison
Senior Vice President and Co-Portfolio Manager

/s/ Dennis W. Stattman
Dennis W. Stattman
Senior Vice President and Co-Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------

SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
                       AS OF 6/30/02                             NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
North & South American Equities                                     40.5%*                 36%
------------------------------------------------------------------------------------------------------
European Equities                                                   12.9                   11
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                              12.5                   13
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                      65.9                   60
------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated Fixed Income Securities                     10.2                   24
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                        9.1                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                    1.1                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar Denominated Fixed Income Securities                 21.0                   16
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                       31.2                   40
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              2.9**                 --
------------------------------------------------------------------------------------------------------

* Includes value of Financial Futures Contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

+ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard &
Poor's -- Actuaries World Index (Ex-U.S.), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    -2.37%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                   +0.75
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                                                    +5.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -2.36%          -2.37%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BANKS                          22,000    National Australia Bank Limited
                                                            (7.875% Convertible
                                                            Preferred)....................  $    768,900       0.2%
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN AUSTRALIA              768,900       0.2
---------------------------------------------------------------------------------------------------------------------
BRAZIL           AEROSPACE & DEFENSE            49,338    Embraer-Empresa Brasileira de
                                                            Aeronautica SA (ADR)*.........     1,055,833       0.3
                 ----------------------------------------------------------------------------------------------------
                 BANKS                          43,200    Uniao de Bancos Brasileiros SA
                                                            (Unibanco) (GDR)**............       712,800       0.2
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    96,800    +Embratel Participacoes SA
                 TELECOMMUNICATION                          (ADR)*........................        38,720       0.0
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      33,100    Petroleo Brasileiro
                                                            SA--Petrobras.................       615,436       0.1
                                                36,300    Petroleo Brasileiro
                                                            SA--Petrobras (ADR)*..........       684,618       0.2
                                                                                            ------------     -----
                                                                                               1,300,054       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BRAZIL               3,107,407       0.8
---------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS                 98,028    +Nortel Networks Corporation....       142,141       0.0
                 EQUIPMENT
                 ----------------------------------------------------------------------------------------------------
                 METALS & MINING                22,500    +Inco Limited...................       509,400       0.1
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                  37,700    +Genesis Microchip
                 EQUIPMENT & PRODUCTS                       Incorporated..................       314,041       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CANADA                 965,582       0.2
---------------------------------------------------------------------------------------------------------------------
CHINA            WIRELESS                      132,500    +China Mobile (Hong Kong)
                 TELECOMMUNICATION                          Limited.......................       391,554       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CHINA                  391,554       0.1
---------------------------------------------------------------------------------------------------------------------
DENMARK          COMMERCIAL SERVICES &           9,844    +ISS A/S........................       519,559       0.1
                 SUPPLIES
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN DENMARK                519,559       0.1
---------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS                 59,201    Nokia Oyj (Series A)............       866,480       0.2
                 EQUIPMENT
                 ----------------------------------------------------------------------------------------------------
                 PAPER & FOREST                 34,242    Stora Enso Oyj 'R'..............       479,869       0.1
                 PRODUCTS
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FINLAND              1,346,349       0.3
---------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                    22,796    PSA Peugeot Citroen.............     1,183,075       0.3
                 ----------------------------------------------------------------------------------------------------
                 BANKS                          24,458    BNP Paribas SA..................     1,352,664       0.3
                 ----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS              19,492    Compagnie de Saint-Gobain.......       874,926       0.2
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS          6,891    Eurazeo.........................       315,097       0.1
                 ----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT           19,639    Alstom..........................       207,726       0.1
                                                 6,040    Alstom (New Shares).............        60,605       0.0
                                                                                            ------------     -----
                                                                                                 268,331       0.1
                 ----------------------------------------------------------------------------------------------------
                 IT CONSULTING &                 9,513    Cap Gemini SA...................       378,150       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 MEDIA                          18,289    Vivendi Universal SA............       395,201       0.1
                 ----------------------------------------------------------------------------------------------------
                 METALS & MINING                41,495    +Arcelor........................       588,889       0.2
                                                12,345    Pechiney SA 'A'.................       563,876       0.1
                                                                                            ------------     -----
                                                                                               1,152,765       0.3
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &              21,064    Suez SA.........................       561,676       0.2
                 UNREGULATED POWER
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                       7,956    TotalFinaElf SA.................     1,291,748       0.3
                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                17,532    Aventis SA......................     1,242,323       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FRANCE               9,015,956       2.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
GERMANY          CHEMICALS                       4,963    Henkel KGaA.....................  $    305,361       0.1%
                                                 8,541    Henkel KGaA (Preferred).........       587,082       0.1
                                                                                            ------------     -----
                                                                                                 892,443       0.2
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    23,440    Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                          Shares).......................       220,382       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES             16,474    E.On AG.........................       959,914       0.2
                 ----------------------------------------------------------------------------------------------------
                 MACHINERY                       4,825    Linde AG........................       245,406       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN GERMANY              2,318,145       0.6
---------------------------------------------------------------------------------------------------------------------
HONG KONG        BANKS                         135,800    Hang Seng Bank Limited..........     1,449,404       0.4
                                               129,200    Standard Chartered PLC..........     1,378,577       0.3
                                                                                            ------------     -----
                                                                                               2,827,981       0.7
                 ----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                    160,380    Hutchison Whampoa Limited.......     1,197,710       0.3
                 CONGLOMERATES
                 ----------------------------------------------------------------------------------------------------
                 REAL ESTATE                   136,000    Cheung Kong (Holdings) Ltd......     1,133,333       0.3
                                                 5,440    Cheung Kong (Holdings) Ltd.
                                                            (Rights)(n)...................             0       0.0
                                               174,000    Sun Hung Kai Properties Ltd.....     1,321,731       0.3
                                                                                            ------------     -----
                                                                                               2,455,064       0.6
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN HONG KONG            6,480,755       1.6
---------------------------------------------------------------------------------------------------------------------
IRELAND          BANKS                          67,605    Bank of Ireland.................       841,928       0.2
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN IRELAND                841,928       0.2
---------------------------------------------------------------------------------------------------------------------
ISRAEL           WIRELESS                      166,100    +ECI Telecom Limited (U.S.
                 TELECOMMUNICATION                          Registered Shares)............       496,639       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ISRAEL                 496,639       0.1
---------------------------------------------------------------------------------------------------------------------
ITALY            BANKS                         243,573    Intesa BCI SpA..................       743,308       0.2
                                               128,575    Unicredito Italiano SpA.........       581,571       0.1
                                                                                            ------------     -----
                                                                                               1,324,879       0.3
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                    77,789    Telecom Italia SpA..............       609,218       0.2
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                      29,801    Assicurazioni Generali..........       706,355       0.2
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      74,929    ENI SpA.........................     1,191,398       0.3
                 ----------------------------------------------------------------------------------------------------
                 TRANSPORTATION                 53,427    Autostrade-Concessioni e
                 INFRASTRUCTURE                             Costruzioni Autostrade SpA....       442,694       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ITALY                4,274,544       1.1
---------------------------------------------------------------------------------------------------------------------
JAPAN            CHEMICALS                      71,000    Shin-Etsu Chemical Co., Ltd.....     3,050,642       0.8
                 ----------------------------------------------------------------------------------------------------
                 COMPUTERS &                   125,000    NEC Corporation.................       869,765       0.2
                 PERIPHERALS
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS         90,000    The Nomura Securities Co.,
                                                            Ltd. .........................     1,321,542       0.3
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES             98,000    Tokyo Electric Power............     2,015,435       0.5
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &             50    Keyence Corporation.............        10,592       0.0
                 INSTRUMENTS
                                                33,000    Murata Manufacturing Co.,
                                                            Ltd. .........................     2,119,973       0.5
                                                                                            ------------     -----
                                                                                               2,130,565       0.5
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                     495,000    Aioi Insurance Company,
                                                            Limited.......................     1,094,402       0.3
                                                   742    +Millea Holdings, Inc...........     6,091,507       1.5
                                               794,000    Mitsui Marine and Fire Insurance
                                                            Company, Ltd..................     4,272,735       1.1
                                                                                            ------------     -----
                                                                                              11,458,644       2.9
                 ----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                       377    East Japan Railway Company......     1,764,534       0.4
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                  14,000    Rohm Company Ltd................     2,089,605       0.5
                 EQUIPMENT & PRODUCTS
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
JAPAN            WIRELESS                          635    NTT DoCoMo, Inc.................  $  1,562,865       0.5%
(CONCLUDED)      TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN JAPAN               26,263,597       6.6
---------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                       4,400    Fomento Economico Mexicano, SA
                                                            de CV (ADR)*..................       172,568       0.1
                 ----------------------------------------------------------------------------------------------------
                 MEDIA                          22,600    +Grupo Televisa SA (ADR)*.......       844,788       0.2
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN MEXICO               1,017,356       0.3
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BANKS                          14,167    ABN AMRO Holding NV.............       257,301       0.0
                 ----------------------------------------------------------------------------------------------------
                 CHEMICALS                      18,138    Akzo Nobel NV...................       789,788       0.2
                 ----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &          37,131    Buhrmann NV.....................       342,503       0.1
                 SUPPLIES
                                                26,801    Vedior NV 'A'...................       370,561       0.1
                                                                                            ------------     -----
                                                                                                 713,064       0.2
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS         33,082    ING Groep NV....................       849,466       0.2
                 ----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES             19,104    Koninklijke (Royal) Philips
                                                            Electronics NV................       533,373       0.1
                 ----------------------------------------------------------------------------------------------------
                 MEDIA                          41,016    Wolters Kluwer NV 'A'...........       778,552       0.2
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      19,952    Royal Dutch Petroleum Company...     1,111,339       0.3
                 ----------------------------------------------------------------------------------------------------
                 TRADING COMPANIES &            15,309    Imtech NV.......................       321,282       0.1
                 DISTRIBUTORS
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE NETHERLANDS      5,354,165       1.3
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         ELECTRIC UTILITIES            174,333    Electricidade de Portugal, SA
                                                            (EDP).........................       337,456       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN PORTUGAL               337,456       0.1
---------------------------------------------------------------------------------------------------------------------
SINGAPORE        BANKS                         167,573    DBS Group Holdings Limited......     1,176,084       0.3
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &         47,100    +Flextronics International
                 INSTRUMENTS                                Ltd...........................       335,352       0.1
                 ----------------------------------------------------------------------------------------------------
                 REAL ESTATE                   423,000    City Developments Limited.......     1,364,671       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SINGAPORE            2,876,107       0.7
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     PAPER & FOREST                 37,900    Sappi Limited (ADR)*............       531,358       0.1
                 PRODUCTS
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH AFRICA           531,358       0.1
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      DIVERSIFIED                   141,900    KT Corporation (ADR)*...........     3,072,135       0.8
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                   1,600    Samsung Electronics.............       437,573       0.1
                 EQUIPMENT & PRODUCTS
                 ----------------------------------------------------------------------------------------------------
                 WIRELESS                        2,600    SK Telecom Co., Ltd. ...........       582,461       0.1
                 TELECOMMUNICATION
                 SERVICES

                                                24,600    SK Telecom Co., Ltd.
                                                            (ADR)*(a).....................       609,834       0.2
                                                                                            ------------     -----
                                                                                               1,192,295       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH KOREA          4,702,003       1.2
---------------------------------------------------------------------------------------------------------------------
SPAIN            DIVERSIFIED                    67,135    +Telefonica SA..................       563,571       0.1
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES             44,293    Endesa SA.......................       643,471       0.2
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                      46,690    Repsol-YPF, SA..................       550,566       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SPAIN                1,757,608       0.4
---------------------------------------------------------------------------------------------------------------------
SWEDEN           BANKS                          62,992    Skandinaviska Enskilda Banken
                                                            (SEB) 'A'.....................       661,414       0.2
                 ----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES             37,865    Electrolux AB 'B'...............       764,263       0.2
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SWEDEN           PAPER & FOREST                 11,038    Svenska Cellulosa AB (SCA) 'B'..  $    392,734       0.1%
(CONCLUDED)      PRODUCTS
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWEDEN               1,818,411       0.5
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKS                           9,278    UBS AG (Registered Shares)......       466,612       0.1
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                     1,822    Swisscom AG (Registered
                 TELECOMMUNICATION                          Shares).......................       530,085       0.1
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                   3,827    Nestle SA (Registered Shares)...       892,272       0.2
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                       1,690    Zurich Financial Services AG....       341,225       0.1
                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                23,953    Novartis AG (Registered
                                                            Shares).......................     1,053,365       0.3
                                                 6,254    Roche Holding AG................       472,737       0.1
                                                                                            ------------     -----
                                                                                               1,526,102       0.4
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWITZERLAND          3,756,296       0.9
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BANKS                          30,524    Abbey National PLC..............       359,194       0.1
                                               171,157    Barclays PLC....................     1,440,138       0.3
                                                69,570    HSBC Holdings PLC...............       800,114       0.2
                                                38,325    Royal Bank of Scotland Group
                                                            PLC...........................     1,086,590       0.3
                                                                                            ------------     -----
                                                                                               3,686,036       0.9
                 ----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &         182,192    Chubb PLC.......................       437,402       0.1
                 SUPPLIES
                 ----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS         71,483    Hanson PLC......................       510,485       0.1
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                   170,554    BT Group PLC....................       655,138       0.2
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING          69,530    Boots Company PLC...............       689,430       0.2
                                               149,100    J Sainsbury PLC.................       809,092       0.2
                                                75,787    Safeway PLC.....................       325,484       0.1
                                                                                            ------------     -----
                                                                                               1,824,006       0.5
                 ----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                 145,378    Unilever PLC....................     1,325,166       0.4
                 ----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &          44,009    Six Continents PLC..............       447,108       0.1
                 LEISURE
                 ----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                     64,825    Smiths Industries PLC...........       841,885       0.2
                 CONGLOMERATES
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                      47,643    CGNU PLC........................       383,082       0.1
                                                52,635    Prudential Corporation PLC......       481,389       0.1
                                                                                            ------------     -----
                                                                                                 864,471       0.2
                 ----------------------------------------------------------------------------------------------------
                 METALS & MINING                27,007    Anglo American PLC..............       449,129       0.1
                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                79,207    GlaxoSmithKline PLC.............     1,712,026       0.4
                 ----------------------------------------------------------------------------------------------------
                 TRANSPORTATION                 49,799    BAA PLC.........................       454,693       0.1
                 INFRASTRUCTURE
                 ----------------------------------------------------------------------------------------------------
                 WIRELESS                      717,533    Vodafone Group PLC..............       984,362       0.3
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE
                                                          UNITED KINGDOM                      14,191,907       3.6
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE            25,200    Honeywell International Inc.....       887,796       0.2
                 ----------------------------------------------------------------------------------------------------
                 AIR FREIGHT &                  35,000    Airborne, Inc...................       672,000       0.2
                 LOGISTICS
                                                 4,600    FedEx Corp......................       245,640       0.0
                                                                                            ------------     -----
                                                                                                 917,640       0.2
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    AUTO COMPONENTS                38,200    The Goodyear Tire & Rubber
(CONTINUED)                                                 Company.......................  $    714,722       0.2%
                 ----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                    29,000    +General Motors Corporation
                                                            (Class H).....................       301,600       0.1
                 ----------------------------------------------------------------------------------------------------
                 BANKS                           6,500    Charter One Financial, Inc......       223,470       0.1
                                                13,500    Riggs National Corporation......       201,150       0.0
                                                                                            ------------     -----
                                                                                                 424,620       0.1
                 ----------------------------------------------------------------------------------------------------
                 CHEMICALS                      13,100    +Cytec Industries Inc...........       411,864       0.1
                                                14,700    E.I. du Pont de Nemours and
                                                            Company.......................       652,680       0.2
                                                                                            ------------     -----
                                                                                               1,064,544       0.3
                 ----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &          27,500    +Cendant Corporation............       436,700       0.1
                 SUPPLIES                       26,900    +TeleTech Holdings, Inc.........       257,433       0.1
                                                                                            ------------     -----
                                                                                                 694,133       0.2
                 ----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS                 93,400    +3Com Corporation...............       415,630       0.1
                 EQUIPMENT
                                               123,600    +ADC Telecommunications, Inc....       281,808       0.1
                                                70,100    Broadband HOLDRs Trust(k).......       579,727       0.1
                                                26,600    +Cisco Systems, Inc.............       370,804       0.1
                                                92,100    +Corning Incorporated...........       326,955       0.1
                                               130,400    Lucent Technologies Inc.........       216,464       0.0
                                                   550    Lucent Technologies Inc.(a).....       266,200       0.1
                                                 1,105    Lucent Technologies Inc.
                                                            (Preferred)...................       534,820       0.1
                                                53,500    Motorola, Inc...................       771,470       0.2
                                                28,900    +QUALCOMM Incorporated..........       794,172       0.2
                                                33,100    +Tellabs, Inc...................       204,889       0.0
                                                                                            ------------     -----
                                                                                               4,762,939       1.1
                 ----------------------------------------------------------------------------------------------------
                 COMPUTERS &                    45,060    +EMC Corporation................       340,203       0.1
                 PERIPHERALS
                                                74,211    Hewlett-Packard Company.........     1,133,944       0.3
                                                11,600    International Business Machines
                                                            Corporation...................       835,200       0.2
                                                65,800    +Sun Microsystems, Inc..........       329,000       0.0
                                                                                            ------------     -----
                                                                                               2,638,347       0.6
                 ----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &                 12,700    Chicago Bridge & Iron Company NV
                 ENGINEERING                                (NY Registered Shares)........       358,013       0.1
                                                87,200    Foster Wheeler Ltd..............       139,520       0.0
                                               209,400    +McDermott International,
                                                            Inc...........................     1,696,140       0.4
                                                23,700    +Quanta Services, Inc...........       233,919       0.1
                                                19,800    +The Shaw Group Inc.............       607,860       0.1
                                                                                            ------------     -----
                                                                                               3,035,452       0.7
                 ----------------------------------------------------------------------------------------------------
                 CONTAINERS & PACKAGING         45,000    +Crown Cork & Seal Company,
                                                            Inc...........................       308,250       0.1
                 ----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS          6,300    American Express Company........       228,816       0.0
                                               101,400    Citigroup Inc...................     3,929,250       1.0
                                                 6,300    Fannie Mae......................       464,625       0.1
                                                 6,400    Household International, Inc....       318,080       0.1
                                                36,125    J.P. Morgan Chase & Co..........     1,225,360       0.3
                                               129,100    +Knight Trading Group, Inc......       676,484       0.2
                                                17,200    Morgan Stanley Dean Witter &
                                                            Co............................       740,976       0.2
                                               184,000    +Nasdaq-100 Shares(c)...........     4,800,560       1.2
                                                22,100    +Prudential Financial, Inc......       737,256       0.2
                                                30,000    +Saxon Capital, Inc.(a).........       487,500       0.1
                                                57,500    Semiconductor HOLDRs Trust(j)...     1,743,400       0.4
                                                                                            ------------     -----
                                                                                              15,352,307       3.8
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED                    22,000    ALLTEL Corporation..............  $  1,034,000       0.2%
(CONTINUED)      TELECOMMUNICATION
                 SERVICES

                                                88,300    AT&T Corp.......................       944,810       0.2
                                                34,600    BellSouth Corporation...........     1,089,900       0.3
                                               108,500    +Broadwing Inc..................       282,100       0.1
                                                 9,829    +McLeodUSA Incorporated
                                                            (Preferred)(Series A).........        34,402       0.0
                                                21,779    McLeodUSA Incorporated
                                                            (Warrants)(d).................         1,089       0.0
                                                90,000    +Metromedia Fiber Network, Inc.
                                                            (Class A).....................           900       0.0
                                             4,747,597    Metromedia Fiber Network, Inc.
                                                            (Warrants)(d).................         4,748       0.0
                                                35,000    +Qwest Communications
                                                            International Inc.............        98,000       0.0
                                                53,700    SBC Communications Inc..........     1,637,850       0.4
                                                24,600    Sprint Corporation..............       261,006       0.1
                                                56,600    Verizon Communications..........     2,272,490       0.6
                                               512,700    +WorldCom, Inc..................        25,635       0.0
                                                52,300    WorldCom, Inc.--MCI Group.......        11,767       0.0
                                                                                            ------------     -----
                                                                                               7,698,697       1.9
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES            189,400    +The AES Corporation............     1,026,548       0.3
                                               138,300    +Calpine Corporation............       972,249       0.3
                                                   200    DQE, Inc........................         2,800       0.0
                                                11,600    DTE Energy Company..............       517,824       0.1
                                                15,800    Duke Energy Corporation.........       491,380       0.1
                                                63,000    +Mirant Corporation.............       459,900       0.1
                                                19,900    PPL Corporation.................       658,292       0.2
                                                 4,700    Reliant Energy, Inc.............        79,430       0.0
                                                 1,650    Xcel Energy, Inc................        27,670       0.0
                                                                                            ------------     -----
                                                                                               4,236,093       1.1
                 ----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &         51,600    +Agilent Technologies, Inc......     1,220,340       0.3
                 INSTRUMENTS
                                                 6,400    +Benchmark Electronics, Inc.....       185,600       0.1
                                                71,195    +Solectron Corporation..........       437,849       0.1
                                                                                            ------------     -----
                                                                                               1,843,789       0.5
                 ----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &             20,000    ENSCO International
                 SERVICE                                    Incorporated..................       545,200       0.1
                                                39,600    GlobalSantaFe Corporation.......     1,083,060       0.3
                                                40,600    +Input/Output, Inc..............       365,400       0.1
                                                 9,950    +Nabors Industries, Ltd.........       349,742       0.1
                                                31,700    Rowan Companies, Inc............       679,965       0.2
                                                33,400    Schlumberger Limited............     1,553,100       0.4
                                                18,900    +Veritas DGC Inc................       238,140       0.0
                                                                                            ------------     -----
                                                                                               4,814,607       1.2
                 ----------------------------------------------------------------------------------------------------
                 FOOD & DRUG RETAILING          11,800    +The Kroger Co..................       234,820       0.0
                 ----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                     223    The J.M. Smucker Company........         7,611       0.0
                                               107,400    Tyson Foods, Inc. (Class A).....     1,665,774       0.4
                                                                                            ------------     -----
                                                                                               1,673,385       0.4
                 ----------------------------------------------------------------------------------------------------
                 GAS UTILITIES                 129,000    El Paso Corporation.............     2,658,690       0.7
                 ----------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT          12,700    +Waters Corporation.............       339,090       0.1
                 & SUPPLIES
                 ----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS          21,600    +Aetna Inc. (New Shares)........     1,036,152       0.3
                 & SERVICES
                                                 9,000    +Anthem, Inc....................       607,320       0.2
                                               211,300    +Beverly Enterprises, Inc.......     1,607,993       0.4
                                                15,200    +Humana Inc.....................       237,576       0.0
                                                12,600    +Manor Care, Inc................       289,800       0.1
                                                51,000    +Stewart Enterprises, Inc.
                                                            (Class A).....................       321,300       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    HEALTH CARE PROVIDERS          15,700    +WebMD Corporation..............  $     88,234       0.0%
                 &
(CONTINUED)      SERVICES (CONCLUDED)            6,400    +Wellpoint Health Networks
                                                            Inc...........................       497,984       0.1
                                                                                            ------------     -----
                                                                                               4,686,359       1.2
                 ----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS             11,150    The Procter & Gamble Company....       995,695       0.2
                 ----------------------------------------------------------------------------------------------------
                 IT CONSULTING &                17,000    +Unisys Corporation.............       153,000       0.0
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                    133,900    General Electric Company........     3,889,795       1.0
                 CONGLOMERATES
                                               119,700    Tyco International Ltd..........     1,617,147       0.4
                                                                                            ------------     -----
                                                                                               5,506,942       1.4
                 ----------------------------------------------------------------------------------------------------
                 INSURANCE                      60,000    ACE Limited.....................     1,896,000       0.5
                                                32,200    The Allstate Corporation........     1,190,756       0.3
                                                44,500    American International Group,
                                                            Inc...........................     3,036,235       0.8
                                                60,100    Horace Mann Educators
                                                            Corporation...................     1,122,067       0.3
                                                20,400    MetLife, Inc....................       587,520       0.1
                                                11,000    +The Principal Financial Group,
                                                            Inc...........................       341,000       0.1
                                                22,000    +Travelers Property Casualty
                                                            Corp. (Class A)...............       389,400       0.1
                                                 6,700    XL Capital Ltd. (Class A).......       567,490       0.1
                                                                                            ------------     -----
                                                                                               9,130,468       2.3
                 ----------------------------------------------------------------------------------------------------
                 MACHINERY                      28,600    Pall Corporation................       593,450       0.2
                                                 6,400    Parker-Hannifin Corporation.....       305,856       0.1
                                                25,500    The Timken Company..............       569,415       0.1
                                                                                            ------------     -----
                                                                                               1,468,721       0.4
                 ----------------------------------------------------------------------------------------------------
                 MEDIA                          16,700    The Walt Disney Company.........       315,630       0.1
                 ----------------------------------------------------------------------------------------------------
                 METALS & MINING                22,900    Alcoa Inc.......................       759,135       0.2
                                                12,500    Arch Coal, Inc..................       283,875       0.0
                                                13,900    CONSOL Energy Inc...............       295,375       0.1
                                                41,200    Newmont Mining
                                                            Corporation(i)................     1,084,796       0.3
                                                 6,300    Nucor Corporation...............       409,752       0.1
                                                                                            ------------     -----
                                                                                               2,832,933       0.7
                 ----------------------------------------------------------------------------------------------------
                 MULTILINE RETAIL               50,100    Nordstrom, Inc..................     1,134,765       0.3
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &              81,700    Dynegy Inc. (Class A)...........       588,240       0.2
                 UNREGULATED POWER
                                                88,100    The Williams Companies, Inc.....       527,719       0.1
                                                                                            ------------     -----
                                                                                               1,115,959       0.3
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                       3,400    Amerada Hess Corporation........       280,500       0.1
                                                31,818    ChevronTexaco Corporation.......     2,815,893       0.7
                                                20,750    Conoco Inc......................       576,850       0.1
                                                31,900    Kerr-McGee Corporation..........     1,708,245       0.4
                                                50,000    Marathon Oil Corporation........     1,356,000       0.3
                                                 9,800    Noble Energy, Inc...............       353,290       0.1
                                                40,000    Occidental Petroleum
                                                            Corporation...................     1,199,600       0.3
                                                19,500    +Stone Energy Corporation.......       784,875       0.2
                                                38,200    Unocal Corporation..............     1,411,108       0.4
                                                 6,400    Valero Energy Corporation.......       239,488       0.1
                                                                                            ------------     -----
                                                                                              10,725,849       2.7
                 ----------------------------------------------------------------------------------------------------
                 PAPER & FOREST                 36,000    Bowater Incorporated............     1,957,320       0.5
                 PRODUCTS
                                                19,500    Deltic Timber Corporation.......       672,360       0.2
                                                95,900    Louisiana-Pacific Corporation...     1,015,581       0.2
                                                                                            ------------     -----
                                                                                               3,645,261       0.9
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                            SHARES                                                         PERCENT OF
COUNTRY                 INDUSTRY             HELD                      STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    PERSONAL PRODUCTS              19,600    The Gillette Company............  $    663,852       0.2%
(CONCLUDED)

                 ----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS                45,600    Bristol-Myers Squibb Company....     1,171,920       0.3
                                                12,900    Eli Lilly and Company...........       727,560       0.2
                                                36,500    Merck & Co., Inc................     1,848,360       0.5
                                                98,800    Pfizer Inc......................     3,458,000       0.9
                                                35,350    Pharmacia Corporation...........     1,323,858       0.3
                                                40,900    Schering-Plough Corporation.....     1,006,140       0.2
                                                                                            ------------     -----
                                                                                               9,535,838       2.4
                 ----------------------------------------------------------------------------------------------------
                 REAL ESTATE                    47,500    AMB Property Corporation........     1,472,500       0.4
                                                32,300    Archstone-Smith Trust...........       862,410       0.2
                                                29,100    CarrAmerica Realty
                                                            Corporation...................       897,735       0.2
                                                69,500    +Catellus Development
                                                            Corporation...................     1,419,190       0.4
                                                16,500    Equity Office Properties
                                                            Trust.........................       496,650       0.1
                                               441,400    +La Quinta Corp.................     3,200,150       0.8
                                                66,800    Nationwide Health Properties,
                                                            Inc...........................     1,252,500       0.3
                                                17,600    The St. Joe Company.............       528,352       0.1
                                                69,700    Trizec Properties, Inc..........     1,175,142       0.3
                                                                                            ------------     -----
                                                                                              11,304,629       2.8
                 ----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                     4,900    Union Pacific Corporation.......       310,072       0.1
                 ----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR                  66,900    +Advanced Micro Devices, Inc....       650,268       0.2
                 EQUIPMENT & PRODUCTS
                                               110,505    +Agere Systems Inc. (Class A)...       154,707       0.1
                                                34,499    +Agere Systems Inc. (Class B)...        51,748       0.0
                                                10,000    +Analog Devices, Inc............       297,000       0.1
                                                25,200    Intel Corporation...............       460,404       0.1
                                                59,500    +Lattice Semiconductor
                                                            Corporation...................       517,055       0.1
                                                31,400    +National Semiconductor
                                                            Corporation...................       915,938       0.2
                                                                                            ------------     -----
                                                                                               3,047,120       0.8
                 ----------------------------------------------------------------------------------------------------
                 SOFTWARE                       25,650    +Amdocs Limited.................       193,657       0.1
                                               102,700    Computer Associates
                                                            International, Inc............     1,631,903       0.4
                                                19,500    +Comverse Technology, Inc.......       180,180       0.0
                                                22,300    +Imation Corp...................       663,648       0.2
                                                74,900    +Microsoft Corporation..........     4,097,030       1.0
                                                                                            ------------     -----
                                                                                               6,766,418       1.7
                 ----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL               38,400    The Home Depot, Inc.............     1,410,432       0.3
                                                44,500    +Toys 'R' Us, Inc...............       777,415       0.2
                                                                                            ------------     -----
                                                                                               2,187,847       0.5
                 ----------------------------------------------------------------------------------------------------
                 WIRELESS                       88,000    +AT&T Wireless Services Inc.....       514,800       0.1
                 TELECOMMUNICATION
                 SERVICES

                                               119,800    +Sprint Corp. (PCS Group).......       535,506       0.2
                                                                                            ------------     -----
                                                                                               1,050,306       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE
                                                          UNITED STATES                      131,179,185      32.8
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN STOCKS
                                                          (COST--$269,894,089)               224,312,767      56.1
---------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT        FIXED INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA                               A$   5,600,000    Commonwealth Bank of Australia,
                                                            5.75% due 10/15/2002..........     3,149,122       0.8
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          AUSTRALIA                            3,149,122       0.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                  FACE                                                     PERCENT OF
    COUNTRY                                     AMOUNT        FIXED INCOME SECURITIES          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
BRAZIL                                  US$  1,100,000    Republic of Brazil,
                                                            11% due 8/17/2040(e)..........  $    627,000       0.2%
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          BRAZIL                                 627,000       0.2
---------------------------------------------------------------------------------------------------------------------
CHILE                                        6,400,000    +Edelnor, 7.75% due 3/15/2006...     2,432,000       0.6
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          CHILE                                2,432,000       0.6
---------------------------------------------------------------------------------------------------------------------
FRANCE                                  E    4,200,000    Crown Cork & Seal SA,
                                                            6% due 12/06/2004.............     3,276,857       0.8
                                               426,860    Societe Fonciere Lyonnaise SA,
                                                            4% due 10/31/2004 (Convertible
                                                            Bonds)........................       459,731       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          FRANCE                               3,736,588       0.9
---------------------------------------------------------------------------------------------------------------------
GERMANY                                     19,000,000    Bundesobligation,
                                                            3.25% due 2/17/2004...........    18,588,859       4.6
                                                          Bundesrepublic Deutschland:
                                             3,040,000      6.50% due 10/14/2005..........     3,191,308       0.8
                                            44,930,000      5.25% due 1/04/2011...........    45,394,420      11.4
                                             7,730,000      4.75% due 7/04/2028...........     7,022,454       1.8
                                        DM   1,900,000    Colt Telecom Group PLC,
                                                            2% due 8/06/2005..............       431,731       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          GERMANY                             74,628,772      18.7
---------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                                     125,000    Tyco International Group SA:
                                        US$                 2.371% due 7/30/2003(m).......       110,000       0.0
                                        E      230,000      4.375% due 11/19/2004.........       174,904       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          LUXEMBOURG......................       284,904       0.1
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS                             US$  1,255,000    Koninklijke (KPN) NV,
                                                            8% due 10/01/2010.............     1,273,825       0.3
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          THE NETHERLANDS                      1,273,825       0.3
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                          E      950,000    Colt Telecom Group PLC, 2% due
                                                            3/29/2006.....................       396,398       0.1
                                        US$  1,420,000    Crown Cork & Seal Finance PLC,
                                                            7% due 12/15/2006.............     1,050,800       0.3
                                        L      900,000    NTL Incorporated, Series B,
                                                            0/10.75% due 4/01/2003(l).....       397,842       0.1
                 ----------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES IN
                                                          THE UNITED KINGDOM                   1,845,040       0.5
---------------------------------------------------------------------------------------------------------------------
UNITED STATES                                             The AES Corporation:
                                        US$    520,000      8.75% due 6/15/2008...........       327,600       0.1
                                               850,000      9.50% due 6/01/2009...........       544,000       0.1
                                               320,000      9.375% due 9/15/2010..........       203,200       0.1
                                                          Avaya Inc.:
                                             1,060,000      11.125% due 4/01/2009.........       964,600       0.2
                                             1,450,000      5.173% due 10/31/2021(b)......       534,687       0.1
                                                          Calpine Corporation:
                                               245,000      4% due 12/26/2006.............       181,912       0.0
                                             1,330,000      4% due 12/26/2006(a)..........       986,694       0.3
                                               325,000    Computer Associates
                                                            International, Inc., 5% due
                                                            3/15/2007.....................       323,375       0.1
                                                          Corning Incorporated:
                                               725,000      3.50% due 11/01/2008..........       492,547       0.1
                                             2,700,000      5.057% due 11/08/2015(b)......     1,321,312       0.3
                                             3,056,000    Finova Group Inc.,
                                                            7.50% due 11/15/2009..........     1,008,480       0.3

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                  FACE                                                     PERCENT OF
    COUNTRY                                     AMOUNT        FIXED INCOME SECURITIES          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES                                             Foster Wheeler Ltd.:
(CONTINUED)
                                        US$  1,385,000      6.75% due 11/15/2005..........  $    817,150       0.2%
                                               950,000      6.50% due 6/01/2007(a)........       299,250       0.1
                                             2,675,000      6.50% due 6/01/2007...........       842,625       0.2
                                             1,150,000    Hynix Semiconductor America,
                                                            8.25% due 5/15/2004...........       759,000       0.2
                                             1,400,000    Level 3 Communications Inc., 11%
                                                            due 3/15/2008.................       476,000       0.1
                                               200,000    LibLife International BV,
                                                            6.50% due 9/30/2004...........       203,760       0.1
                                               400,000    Lucent Technologies Inc.,
                                                            7.25% due 7/15/2006...........       260,000       0.1
                                               210,000    MCI WorldCom Inc.,
                                                            7.75% due 4/01/2007...........        31,500       0.0
                                               300,000    Manugistics Group Inc.,
                                                            5% due 11/01/2007.............       192,375       0.0
                                               250,000    McDermott Inc.,
                                                            7.84% due 4/04/2005...........       200,000       0.1
                                                          Metromedia Fiber Network:
                                             3,491,425      8% due 9/30/2006(h)...........     3,107,368       0.8
                                             1,400,000      +10% due 12/15/2009...........        21,000       0.0
                                        E      700,000      +10% due 12/15/2009...........        41,479       0.0
                                                          Nextel Communications:
                                        US$    725,000      4.75% due 7/01/2007...........       384,417       0.1
                                             1,350,000      5.25% due 1/15/2010...........       674,156       0.2
                                               210,000    Northwestern Bell Telephone,
                                                            7.75% due 5/01/2030...........       157,500       0.0
                                               545,000    Olympus Communications LP/
                                                            Capital Corp.,
                                                            10.625% due 11/15/2006........       408,750       0.1
                                               530,000    PG&E Corp.,
                                                            6.25% due 8/01/2003...........       523,375       0.1
                                             1,100,000    Roche Holdings Inc.,
                                                            6.432% due 4/20/2010(a)(b)....       662,750       0.2
                                             1,900,000    Shaw Group Inc.,
                                                            3.30% due 5/01/2021(a)(b).....     1,092,502       0.3
                                                          Solectron Corporation(b):
                                               400,000      3.645% due 5/08/2020..........       234,000       0.1
                                             6,250,000      4.589% due 11/20/2020.........     2,894,531       0.7
                                               800,000    Southern California Edison,
                                                            5.625% due 10/01/2002.........       795,000       0.2
                                             1,000,000    TSI Telecom,
                                                            6.59% due 12/31/2006..........       965,000       0.2
                                            10,000,000    U.S. Treasury Notes,
                                                            3.50% due 1/15/2011(i)........    10,553,650       2.7
                                               160,000    U S West Communications,
                                                            7.25% due 9/15/2025...........       116,000       0.0
                                               776,744    United Air Lines,
                                                            6.071% due 3/01/2013..........       728,975       0.2
                                                          Williams Communications Group,
                                                            Inc.:
                                               600,000      +6.438% due 9/08/2006.........       420,000       0.1
                                               650,000      10.70% due 10/01/2007(b)......        52,000       0.0
                                               200,000      +11.70% due 8/01/2008.........        28,000       0.0
                                             1,100,000      10.875% due 10/01/2009(b).....        88,000       0.0
                                               600,000      11.875% due 8/01/2010.........        84,000       0.0
                                               437,180      Term B, due 09/08/2006........       306,026       0.1
                                                          WorldCom, Inc.:
                                               100,000      7.55% due 4/01/2004...........        15,000       0.0
                                               370,000      6.50% due 5/15/2004...........        55,500       0.0
                                             1,130,000      6.40% due 8/15/2005...........       169,500       0.0
                                               580,000      8% due 5/15/2006..............        87,000       0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                        FACE                                                                 PERCENT OF
COUNTRY                               AMOUNT              FIXED INCOME SECURITIES                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES                                   WorldCom, Inc.: (concluded)
(CONCLUDED)
                              E    3,110,000      6.75% due 5/15/2008.......................  $    337,858       0.1%
                                   2,455,000      7.50% due 5/15/2011.......................       368,250       0.1
                                   1,055,000      8.25% due 5/15/2031.......................       158,250       0.0
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL FIXED INCOME SECURITIES IN THE UNITED
                                                STATES                                          36,499,904       9.1
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FIXED INCOME SECURITIES
                                                (COST--$124,301,465)                           124,477,155      31.2
-----------------------------------------------------------------------------------------------------------------------
                                                           SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL                    US$ 12,909,000    General Motors Acceptance Corp.,
PAPER***                                          2.10% due 7/01/2002.......................    12,907,494       3.2
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                                 Federal Farm Credit Bank:
AGENCY OBLIGATIONS***              7,000,000      1.75% due 7/11/2002.......................     6,995,917       1.8
                                   7,550,000      1.71% due 7/17/2002.......................     7,543,545       1.9
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                (COST--$27,446,956)                             27,446,956       6.9
-----------------------------------------------------------------------------------------------------------------------

OPTIONS                        NOMINAL VALUE
WRITTEN                   COVERED BY OPTIONS                       ISSUE
-----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                    The AES Corporation:
WRITTEN                               32,600      expiring August 2002 at USD 7.5...........        (9,780)      0.0
                                      32,600      expiring November 2002 at USD 10..........       (13,040)      0.0
                                      12,800      expiring January 2003 at USD 12.5.........        (6,400)      0.0
                                                Calpine Corporation:
                                      18,400      expiring January 2003 at USD 17.5.........        (3,680)      0.0
                                      40,500      expiring January 2003 at USD 20...........        (8,100)      0.0
                                       5,000    Cisco Systems, Inc., expiring July 2002 at
                                                  USD 27.5..................................          (750)      0.0
                                                Computer Associates International, Inc.:
                                      12,000      expiring January 2003 at USD 20...........       (21,000)      0.0
                                      13,000      expiring January 2003 at USD 22.5.........       (14,300)      0.0
                                       8,000      expiring November 2002 at USD 25..........        (3,600)      0.0
                                      10,800      expiring November 2002 at USD 25..........        (4,860)      0.0
                                      19,500    Comverse Technology, Inc., expiring October
                                                  2002 at USD 17.5..........................        (3,900)      0.0
                                                Corning Incorporated:
                                      35,000      expiring January 2003 at USD 10...........        (1,750)      0.0
                                      20,000      expiring January 2003 at USD 10...........        (1,000)      0.0
                                      12,000      expiring January 2004 at USD 10...........        (6,000)      0.0
                                      12,900    Genesis Microchip Incorporated, expiring
                                                  September 2002 at USD 25..................        (1,935)      0.0
                                      10,800    Lattice Semiconductor Corporation, expiring
                                                  September 2002 at USD 22.5................        (2,160)      0.0
                                       8,700    Schering-Plough Corporation, expiring August
                                                  2002 at USD 37.5..........................          (435)      0.0
                                       6,400    Sprint Corp. (PCS Group), expiring August
                                                  2002 at USD 12.5..........................        (1,280)      0.0
                                      28,900    Sun Microsystems, Inc., expiring January
                                                  2003 at USD 10............................        (5,780)      0.0
                                                Tyco International Ltd.:
                                       5,400      expiring July 2002 at USD 35..............          (270)      0.0
                                       6,400      expiring October 2002 at USD 25...........        (2,560)      0.0
                                                The Walt Disney Company:
                                       8,000      expiring July 2002 at USD 25..............          (400)      0.0
                              8,700.........      expiring October 2002 at USD 25...........        (2,175)      0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

OPTIONS                        NOMINAL VALUE
WRITTEN                   COVERED BY OPTIONS                       ISSUE
-----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                          13,000    WorldCom, Inc.-MCI Group, expiring September
WRITTEN (CONCLUDED)                               2002 at USD 10............................  $       (650)      0.0%
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS WRITTEN (PREMIUMS
                                                RECEIVED--$691,877)                               (115,805)      0.0
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                (COST--$420,950,633)........................   376,121,073      94.2
                                                VARIATION MARGIN ON FINANCIAL FUTURES
                                                CONTRACTS(F)................................       406,141       0.1
                                                UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                                                EXCHANGE CONTRACTS--NET(G)..................    (1,534,648)     (0.4)
                                                OTHER ASSETS LESS LIABILITIES...............    24,434,716       6.1
                                                                                              ------------     -----
                                                NET ASSETS..................................  $399,427,282     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(f)  Financial futures contracts purchased as of June 30, 2002 were as follows:

----------------------------------------------------------------------------
NUMBER OF                                         EXPIRATION
CONTRACTS        ISSUE            EXCHANGE           DATE           VALUE
----------------------------------------------------------------------------
   119       DJ Euro Stoxx     Euronext Paris   September 2002   $ 3,804,000
    31          FTSE 100           LIFFE        September 2002     2,198,696
    39      Nikkei 225 Index       Osaka        September 2002     3,442,516
   103       S&P 500 Index          NYSE        September 2002    25,495,075
    51        Topix Index          Tokyo        September 2002     4,337,936
----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$41,151,396)                                              $39,278,223
                                                                 ===========
----------------------------------------------------------------------------

(g) Forward foreign exchange contracts as of June 30, 2002 were as follows:

--------------------------------------------------------
                                            UNREALIZED
FOREIGN CURRENCY SOLD   EXPIRATION DATE    DEPRECIATION
--------------------------------------------------------
E           17,950,000   July 2002         $  (828,931)
Y        1,960,000,000   July 2002            (705,717)
--------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET
(US$ COMMITMENT--$32,546,620)              $(1,534,648)
                                           ===========
--------------------------------------------------------

(h) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,107,000, representing 0.8% of net assets.

-------------------------------------------------------------------------------------------------------------
ISSUE                                                          ACQUISITION DATE         COST         VALUE
-------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, 8% due 9/30/2006..................    10/01/2001           $2,733,899    $3,107,368
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                                $2,733,899    $3,107,368
                                                                                     ==========    ==========
-------------------------------------------------------------------------------------------------------------

(i) All or a portion of security held as collateral in connection with open financial futures contracts.

(j) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.

(k) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

(l) Represents a step bond; the interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(m)Floating rate note.

(n) The rights may be exercised until 7/11/2002.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $9,580,854) (identified cost--$421,642,510)...............                 $376,236,878
Investments held as collateral for loaned securities, at
  value.....................................................                    9,940,700
Foreign cash (cost--$23,753,661)............................                   25,940,849
Receivables:
  Interest..................................................  $  2,650,681
  Securities sold...........................................       639,137
  Dividends.................................................       488,202
  Variation margin..........................................       406,141
  Loaned securities.........................................         6,697
  Capital shares sold.......................................           768      4,191,626
                                                              ------------
Prepaid expenses and other assets...........................                      233,023
                                                                             ------------
Total assets................................................                  416,543,076
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    9,940,700
Options written, at value (premiums received--$691,877).....                      115,805
Unrealized depreciation on forward foreign exchange
  contracts.................................................                    1,534,648
Payables:
  Securities purchased......................................     4,924,256
  Investment adviser........................................       203,405
  Custodian bank............................................       160,529
  Capital shares redeemed...................................       145,199      5,433,389
                                                              ------------
Accrued expenses............................................                       91,252
                                                                             ------------
Total liabilities...........................................                   17,115,794
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $399,427,282
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                 $  4,201,119
Paid-in capital in excess of par............................                  469,306,767
Undistributed investment income--net........................  $  2,752,419
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (30,986,317)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (45,846,706)
                                                              ------------
Total accumulated losses--net...............................                  (74,080,604)
                                                                             ------------
NET ASSETS..................................................                 $399,427,282
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $399,427,282 and 42,011,193
  shares outstanding........................................                 $       9.51
                                                                             ============
-----------------------------------------------------------------------------------------

+The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of $599 foreign withholding tax)..............                 $  5,025,588
Dividends (net of $158,971 foreign withholding tax).........                    2,090,302
Securities lending--net.....................................                       21,020
                                                                             ------------
Total income................................................                    7,136,910
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,339,015
Accounting services.........................................        72,222
Custodian fees..............................................        64,973
Professional fees...........................................        23,948
Printing and shareholder reports............................        19,998
Transfer agent fees.........................................        18,518
Directors' fees and expenses................................         8,223
Pricing services............................................         4,182
Registration fees...........................................            10
Other.......................................................        10,569
                                                              ------------
Total expenses..............................................                    1,561,658
                                                                             ------------
Investment income--net......................................                    5,575,252
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain on:
  Investments--net..........................................       808,991
  Foreign currency transactions--net........................       577,541      1,386,532
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (15,967,771)
  Foreign currency transactions--net........................      (841,334)   (16,809,105)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (15,422,573)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (9,847,321)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE SIX          FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2002              2001
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $  5,575,252      $  11,263,595
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................         1,386,532        (18,318,618)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       (16,809,105)       (40,543,050)
                                                                  ------------      -------------
Net decrease in net assets resulting from operations........        (9,847,321)       (47,598,073)
                                                                  ------------      -------------
-------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................                --         (6,400,021)
                                                                  ------------      -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................                --         (6,400,021)
                                                                  ------------      -------------
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................       (15,267,513)       (74,313,285)
                                                                  ------------      -------------
-------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................       (25,114,834)      (128,311,379)
Beginning of period.........................................       424,542,116        552,853,495
                                                                  ------------      -------------
End of period*..............................................      $399,427,282      $ 424,542,116
                                                                  ============      =============
-------------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................      $  2,752,419      $  (2,822,833)
                                                                  ============      =============
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS                   -------------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                       FOR THE SIX
                                                            MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                              JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         2002         2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................     $   9.74     $  10.85    $  14.13    $  13.41    $  14.71
                                                              --------     --------    --------    --------    --------
Investment income--net...................................          .13+         .24+        .27+        .20+        .34
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.....................         (.36)       (1.20)      (1.62)       2.58         .76
                                                              --------     --------    --------    --------    --------
Total from investment operations.........................         (.23)        (.96)      (1.35)       2.78        1.10
                                                              --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................           --         (.15)       (.24)       (.30)       (.55)
  In excess of investment income--net....................           --           --        (.06)       (.05)         --
  Realized gain on investments--net......................           --           --       (1.20)      (1.71)      (1.70)
  In excess of realized gain on investments--net.........           --           --        (.43)         --        (.15)
                                                              --------     --------    --------    --------    --------
Total dividends and distributions........................           --         (.15)      (1.93)      (2.06)      (2.40)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period...........................     $   9.51     $   9.74    $  10.85    $  14.13    $  13.41
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................       (2.36%)++    (8.86%)      9.62%      21.37%       8.87%
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................         .76%*        .75%        .73%        .73%        .72%
                                                              ========     ========    ========    ========    ========
Investment income--net...................................        2.71%*       2.42%       2.03%       1.49%       2.40%
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................     $399,427     $424,542    $552,853    $727,040    $766,026
                                                              ========     ========    ========    ========    ========
Portfolio turnover.......................................       31.15%      107.28%     118.64%     103.76%     120.59%
                                                              ========     ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Aggregate total investment return.

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Allocation V.I. Fund (the "Fund") (formerly Global Allocation Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class, and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (i) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $2,986,405 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $6,954,295 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $8,716 in securities lending agent fees.
  For the six months ended June 30, 2002, MLPF&S, earned $21,288 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2002, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $164 for providing security price quotations to compute the Fund's net asset value.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  For the six months ended June 30, 2002, the Fund reimbursed MLIM $8,579 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $97,487,211 and $98,089,165, respectively.

  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $ 1,898,125      $(45,405,632)
Short-term investments..............          (489)               --
Options written.....................       329,486           576,072
Financial futures contracts.........    (1,418,131)       (1,873,173)
Forward foreign exchange contracts..       238,167        (1,534,648)
Foreign currency transactions.......       339,374         2,390,675
                                       -----------      ------------
Total...............................   $ 1,386,532      $(45,846,706)
                                       ===========      ============
---------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $44,811,091, of which $24,800,398 related to appreciated securities and $69,611,489 related to depreciated securities. At June 30, 2002, the aggregate cost of investments, net of options written for Federal income tax purposes was $421,069,041.

  Transactions in call options written for the six months ended June 30, 2002 were as follows:

---------------------------------------------------------------------
                                          Nominal Value
                                           Covered by       Premiums
                                         Options Written    Received
---------------------------------------------------------------------
Outstanding call options written,
 beginning of period...................      136,800       $  354,979
Options written........................      506,500        1,075,204
Options exercised......................      (33,600)         (90,607)
Options expired........................      (90,200)        (241,363)
Options closed.........................     (138,100)        (406,336)
                                            --------       ----------
Outstanding call options written, end
 of period.............................      381,400       $  691,877
                                            ========       ==========
---------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------------
Class A Shares for the Six Months Ended June                  Dollar
30, 2002                                        Shares        Amount
-----------------------------------------------------------------------
Shares sold..............................        446,927   $  4,420,549
Shares redeemed..........................     (2,016,284)   (19,688,062)
                                              ----------   ------------
Net decrease.............................     (1,569,357)  $(15,267,513)
                                              ==========   ============
-----------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                          Dollar
December 31, 2001                          Shares          Amount
-----------------------------------------------------------------
Shares sold..........................     154,024    $  1,539,399
Shares issued to shareholders in
 reinvestment of dividends...........     657,086       6,400,021
                                       ----------    ------------
Total issued.........................     811,110       7,939,420
Shares redeemed......................  (8,205,080)    (82,252,705)
                                       ----------    ------------
Net decrease.........................  (7,393,970)   $(74,313,285)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable

--------------------------------------------------------------------------------

under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $30,570,072, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. COMMITMENTS:

At June 30, 2002, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $482,000 and $481,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Global Growth V.I. Fund. For the six-month period ended June 30, 2002, Global Growth V.I. Fund had a total return of -15.94%. The Fund's negative performance was influenced by our investment focus on global large-capitalization growth companies. These types of stocks were among the most negative investment performers during the first half of the year. Meanwhile, those stocks that most consistently produced positive relative returns during the period were the largest U.S. and European integrated energy and chemical companies. Such businesses are not typically considered to be the type to produce above-average returns on equity and stock price appreciation over the long run.

  A decline in the stock prices of some of our major holdings in European insurance companies was a significant negative influence on the Fund's return. Other negative influences on Fund performance included declines in technology stocks, especially those of major computing and software companies, as well as leading U.S. entertainment and media companies. Despite recent declines, we continue to maintain the Fund's investments in these areas and look forward to the potential for better performance in the future.

INVESTMENT ENVIRONMENT

  Since the fourth quarter of 2001, U.S. consumers have increased their spending on motor vehicles, consumer electronics, apparel, home improvement products, and household goods. This consumer strength has boosted sales and profits for exporters to the United States from Japan, other Asian countries and Europe. Because of a number of factors--including a significant cut in income tax rates, low interest rates and gradually improving labor market conditions--U.S. consumer spending could remain at its current high growth rates.

  With economic activity in the U.S. increasing in real terms, we appear to be seeing improvements in capital goods orders--including those for computing and related electronic products--as well as a recovery in national radio, television, and print advertising spending. As of June 30, 2002, more than 20% of the Fund's net assets were invested in leading computer hardware and related software companies. At this time an increase in technology spending appears to be underway, as the Semiconductor Industry Association reported recently that industry revenues for May 2002 were higher than in the previous year, the first time that this has happened since late 2000. This increase continues what appears to be an industry upturn that began in the fourth quarter of last year.

PORTFOLIO MATTERS

  At the end of the period, almost 40% of the Fund's net assets were invested in the consumer discretionary area, making this sector the most significant influence on Fund performance. Our meaningful investments in this sector included securities of major Japanese and European consumer electronics and motor vehicle manufacturers. Among the Fund's largest stock holdings during the period were Sony Corporation and Porsche AG. We first invested in these companies last December, and they performed well during the past six months. The worst performing consumer discretionary stocks for the Fund were major U.S. media and entertainment companies, including AOL Time Warner Inc. and The Walt Disney Company. Other significant stock holdings for the Fund included leading U.S. discount retailers as well as specialty retailers of home improvement and household goods.

IN CONCLUSION

  We appreciate your investment in Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   -22.68%
--------------------------------------------------------------------------------
Inception (6/05/98) to 6/30/02                                            - 4.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -15.94%        -22.68%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NORTH                                   SHARES                                                                   PERCENT OF
AMERICA              INDUSTRIES           HELD                     INVESTMENTS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA            MEDIA                132,200   +Rogers Communications, Inc. 'B'................  $ 1,182,142        1.2%
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN CANADA.....................    1,182,142        1.2
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES     AIR FREIGHT &         17,900   United Parcel Service, Inc. (Class B)...........    1,105,325        1.2
                  LOGISTICS
                  -----------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY         19,000   +Amgen Inc. ....................................      795,720        0.8
                  -----------------------------------------------------------------------------------------------------
                  COMMERCIAL            34,600   First Data Corporation..........................    1,287,120        1.4
                  SERVICES &
                  SUPPLIES

                                         6,900   Manpower Inc. ..................................      253,575        0.3
                                                                                                   -----------      -----
                                                                                                     1,540,695        1.7
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS        48,700   +QUALCOMM Incorporated..........................    1,338,276        1.4
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &           73,100   +Dell Computer Corporation......................    1,914,489        2.0
                  PERIPHERALS           17,000   International Business Machines Corporation.....    1,224,000        1.3
                                       121,100   +Sun Microsystems, Inc. ........................      605,500        0.6
                                                                                                   -----------      -----
                                                                                                     3,743,989        3.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED           35,700   Citigroup Inc. .................................    1,383,375        1.5
                  FINANCIALS             6,700   Fannie Mae......................................      494,125        0.5
                                                                                                   -----------      -----
                                                                                                     1,877,500        2.0
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL            10,000   Emerson Electric Co. ...........................      535,100        0.6
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT      31,000   Schlumberger Limited............................    1,441,500        1.5
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG           48,000   SYSCO Corporation...............................    1,306,560        1.4
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL            10,200   3M Co. .........................................    1,254,600        1.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE             30,000   American International Group, Inc. .............    2,046,900        2.1
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                133,300   +AOL Time Warner Inc. ..........................    1,960,843        2.0
                                        35,200   +Clear Channel Communications, Inc. ............    1,127,104        1.2
                                        40,000   The Interpublic Group of Companies, Inc. .......      990,400        1.0
                                        48,900   +Viacom, Inc. (Class B).........................    2,169,693        2.3
                                       125,316   The Walt Disney Company.........................    2,368,472        2.5
                                                                                                   -----------      -----
                                                                                                     8,616,512        9.0
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL      39,000   Family Dollar Stores, Inc. .....................    1,374,750        1.4
                                        30,700   Target Corporation..............................    1,169,670        1.2
                                        28,600   Wal-Mart Stores, Inc. ..........................    1,573,286        1.7
                                                                                                   -----------      -----
                                                                                                     4,117,706        4.3
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS       17,400   Johnson & Johnson...............................      909,324        0.9
                                        57,000   Pfizer Inc. ....................................    1,995,000        2.1
                                                                                                   -----------      -----
                                                                                                     2,904,324        3.0
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR         61,000   +Applied Materials, Inc. .......................    1,168,760        1.2
                  EQUIPMENT &           58,000   Intel Corporation...............................    1,059,660        1.1
                  PRODUCTS              25,400   +KLA-Tencor Corporation.........................    1,116,076        1.2
                                        31,000   +Micron Technology, Inc. .......................      626,820        0.7
                                                                                                   -----------      -----
                                                                                                     3,971,316        4.2
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE               7,800   +Electronic Arts Inc. ..........................      515,190        0.6
                                        58,000   +Microsoft Corporation..........................    3,172,600        3.3
                                       112,200   +Oracle Corporation.............................    1,062,534        1.1
                                        22,700   +Siebel Systems, Inc. ..........................      322,567        0.3
                                                                                                   -----------      -----
                                                                                                     5,072,891        5.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NORTH
AMERICA                                 SHARES                                                                   PERCENT OF
(CONCLUDED)          INDUSTRIES           HELD                     INVESTMENTS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES     SPECIALTY RETAIL      32,000   +Bed Bath & Beyond Inc. ........................  $ 1,207,680        1.3%
(CONCLUDED)                              4,200   The Home Depot, Inc. ...........................    1,256,166        1.3
                                        30,200   Lowe's Companies, Inc. .........................    1,371,080        1.4
                                                                                                   -----------      -----
                                                                                                     3,834,926        4.0
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS              27,900   +Sprint Corp. (PCS Group).......................      124,713        0.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN THE UNITED STATES             45,628,553       47.8
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN NORTH AMERICA
                                                 (COST--$60,973,650)                                46,810,695       49.0
----------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
----------------------------------------------------------------------------------------------------------------------------
JAPAN             AUTOMOBILES           40,000   Honda Motor Co., Ltd. ..........................    1,621,892        1.7
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD             29,000   Pioneer Corporation.............................      518,980        0.5
                  DURABLES             110,000   Sharp Corporation...............................    1,396,796        1.5
                                        74,000   Sony Corporation................................    3,908,059        4.1
                                                                                                   -----------      -----
                                                                                                     5,823,835        6.1
                  -----------------------------------------------------------------------------------------------------
                  LEISURE                7,700   Nintendo Company Ltd. ..........................    1,133,865        1.2
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  OFFICE                42,000   Canon, Inc. ....................................    1,587,352        1.6
                  ELECTRONICS
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                 (COST--$9,651,131)                                 10,166,944       10.6
----------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS        39,600   Nokia Oyj (Series A)............................      579,595        0.6
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN FINLAND                          579,595        0.6
----------------------------------------------------------------------------------------------------------------------------
FRANCE            BANKS                 28,000   Credit Lyonnais.................................    1,200,132        1.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED           38,000   France Telecom SA...............................      353,897        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,               23,000   Accor SA........................................      932,897        1.0
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD             27,000   +Thomson Multimedia.............................      638,632        0.7
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                 36,000   Societe Television Francaise 1..................      963,858        1.0
                  -----------------------------------------------------------------------------------------------------
                  PERSONAL               8,000   L'Oreal SA......................................      624,163        0.6
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS       21,717   Aventis SA......................................    1,514,208        1.6
                                        23,000   Sanofi-Synthelabo SA............................    1,399,232        1.4
                                                                                                   -----------      -----
                                                                                                     2,913,440        3.0
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR         40,000   STMicroelectronics NV...........................      997,476        1.0
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN FRANCE                         8,624,495        9.0
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                  SHARES                                                                   PERCENT OF
(CONCLUDED)          INDUSTRIES           HELD                     INVESTMENTS                        VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GERMANY           AUTOMOBILES            4,073   Porsche AG (Preferred)..........................  $ 1,938,843        2.0%
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED           90,000   Deutsche Telekom AG (Registered Shares).........      846,176        0.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL            20,000   Siemens AG......................................    1,199,934        1.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE              5,000   Allianz AG (Registered Shares)..................    1,001,426        1.1
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE              13,000   SAP AG (Systeme, Anwendungen, Produkte in der
                                                   Datenverarbeitung)............................    1,283,880        1.3
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN GERMANY                        6,270,259        6.6
----------------------------------------------------------------------------------------------------------------------------
ITALY             BANKS                264,750   Unicredito Italiano SpA.........................    1,197,519        1.3
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE             46,162   Assicurazioni Generali..........................    1,094,150        1.1
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                800,000   +Seat Pagine Gialle SpA.........................      586,239        0.6
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS             230,000   Telecom Italia Mobile (TIM) SpA.................      942,664        1.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN ITALY                          3,820,572        4.0
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       HOUSEHOLD             66,000   Koninklijke (Royal) Philips Electronics NV......    1,842,684        1.9
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE             25,000   Aegon NV........................................      521,206        0.6
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN THE NETHERLANDS                2,363,890        2.5
----------------------------------------------------------------------------------------------------------------------------
SPAIN             DIVERSIFIED          112,000   +Telefonica SA..................................      940,195        1.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                232,000   Telefonica Publicidad e Informacion, SA.........      946,279        1.0
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SPAIN                          1,886,474        2.0
----------------------------------------------------------------------------------------------------------------------------
SWEDEN            HOUSEHOLD             40,000   Electrolux AB 'B'...............................      807,355        0.8
                  DURABLES
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SWEDEN                           807,355        0.8
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       BANKS                 17,000   Credit Suisse Group.............................      539,710        0.6
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE             22,000   Swiss Re (Registered Shares)....................    2,150,776        2.2
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS       20,800   Novartis AG (Registered Shares).................      914,708        1.0
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SWITZERLAND                    3,605,194        3.8
----------------------------------------------------------------------------------------------------------------------------
UNITED            BANKS                 42,300   Royal Bank of Scotland Group PLC................    1,199,289        1.2
KINGDOM           -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS         70,000   Unilever PLC....................................      638,072        0.7
                  -----------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN THE UNITED KINGDOM             1,837,361        1.9
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN WESTERN EUROPE
                                                 (COST--$34,626,411)                                29,795,195       31.2
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

SHORT-TERM                             FACE                                                                      PERCENT OF
SECURITIES                            AMOUNT                          ISSUE                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          $3,617,000   General Motors Acceptance Corp., 2.10% due
PAPER*                                             7/01/2002.....................................  $ 3,616,367        3.8%
                                     1,047,000   RTZ America, 1.80% due 7/10/2002................    1,046,372        1.1
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT                      3,505,000   Federal Farm Credit Bank, 1.72% due 7/09/2002...    3,503,158        3.7
AGENCY
OBLIGATIONS*
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                 (COST--$8,165,897)                                  8,165,897        8.6
----------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$113,417,089)..........   94,938,731       99.4
                                                 OTHER ASSETS LESS LIABILITIES...................      613,548        0.6
                                                                                                   -----------      -----
                                                 NET ASSETS......................................  $95,552,279      100.0%
                                                                                                   ===========      =====
----------------------------------------------------------------------------------------------------------------------------

*Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned
  of--$2,992,992) (identified cost--$113,417,089)...........                 $  94,938,731
Investments held as collateral for loaned securities, at
  value.....................................................                     3,070,205
Foreign cash (cost--$664,205)...............................                       683,196
Receivables:
  Dividends.................................................  $    170,855
  Loaned securities.........................................         9,411
  Capital shares sold.......................................         7,989         188,255
                                                              ------------
Prepaid expenses and other assets...........................                        15,225
                                                                             -------------
Total assets................................................                    98,895,612
                                                                             -------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     3,070,205
Payables:
  Capital shares redeemed...................................       107,154
  Investment adviser........................................        56,807         163,961
                                                              ------------
Accrued expenses and other liabilities......................                       109,167
                                                                             -------------
Total liabilities...........................................                     3,343,333
                                                                             -------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $  95,552,279
                                                                             =============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $   1,276,090
Paid-in capital in excess of par............................                   200,990,712
Undistributed investment income--net........................  $    130,626
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (88,397,133)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................   (18,448,016)
                                                              ------------
Total accumulated losses--net...............................                  (106,714,523)
                                                                             -------------
NET ASSETS..................................................                 $  95,552,279
                                                                             =============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $95,552,279 and 12,760,900
  shares outstanding........................................                 $        7.49
                                                                             =============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $84,147 foreign withholding tax)..........                 $    610,101
Interest....................................................                       70,812
Securities lending--net.....................................                       13,837
                                                                             ------------
Total income................................................                      694,750
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    417,903
Custodian fees..............................................        26,254
Accounting services.........................................        21,004
Transfer agent fees.........................................        19,873
Professional fees...........................................        11,955
Printing and shareholder reports............................         7,224
Directors' fees and expenses................................         2,554
Pricing services............................................           886
Registration fees...........................................            11
Other.......................................................         4,448
                                                              ------------
Total expenses..............................................                      512,112
                                                                             ------------
Investment income--net......................................                      182,638
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (13,152,977)
  Foreign currency transactions--net........................       (30,900)   (13,183,877)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (6,114,027)
  Foreign currency transactions--net........................        30,052     (6,083,975)
                                                              ------------   ------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                  (19,267,852)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(19,085,214)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX        FOR THE
                                                              MONTHS ENDED      YEAR ENDED
                                                                JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    182,638     $   1,348,898
Realized loss on investments and foreign currency
  transactions--net.........................................   (13,183,877)      (62,998,643)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (6,083,975)       (3,830,092)
                                                              -------------    -------------
Net decrease in net assets resulting from operations........   (19,085,214)      (65,479,837)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................            --        (1,354,010)
                                                              -------------    -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................            --        (1,354,010)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (13,288,103)      (83,692,698)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (32,373,317)     (150,526,545)
Beginning of period.........................................   127,925,596       278,452,141
                                                              -------------    -------------
End of period*..............................................  $ 95,552,279     $ 127,925,596
                                                              =============    =============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................  $    130,626     $     (52,012)
                                                              =============    =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS                                     CLASS A
HAVE BEEN DERIVED FROM INFORMATION           ----------------------------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.        FOR THE SIX              FOR THE YEAR ENDED             FOR THE PERIOD
                                             MONTHS ENDED                DECEMBER 31,                JUNE 5, 1998+
                                               JUNE 30,      ------------------------------------     TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:          2002          2001          2000          1999           1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $   8.91      $  11.70      $  14.78      $  10.82       $ 10.00
                                               --------      --------      --------      --------       -------
Investment income--net++...................         .01           .06           .06           .11           .03
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net........................       (1.43)        (2.75)        (2.26)         4.06           .79
                                               --------      --------      --------      --------       -------
Total from investment operations...........       (1.42)        (2.69)        (2.20)         4.17           .82
                                               --------      --------      --------      --------       -------
Less dividends and distributions:
  Investment income--net...................          --          (.10)         (.05)         (.12)           --
  Realized gain on investments--net........          --            --          (.26)         (.09)           --
  In excess of realized gain on
    investments--net.......................          --            --          (.57)           --            --
                                               --------      --------      --------      --------       -------
Total dividends and distributions..........          --          (.10)         (.88)         (.21)           --
                                               --------      --------      --------      --------       -------
Net asset value, end of period.............    $   7.49      $   8.91      $  11.70      $  14.78       $ 10.82
                                               ========      ========      ========      ========       =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........     (15.94%)++    (23.03%)      (15.00%)       38.69%         8.20%++
                                               ========      ========      ========      ========       =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................        .92%*         .88%          .83%          .87%         1.03%*
                                               ========      ========      ========      ========       =======
Investment income--net.....................        .33%*         .59%          .46%          .97%          .63%*
                                               ========      ========      ========      ========       =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...    $ 95,552      $127,926      $278,452      $180,408       $19,657
                                               ========      ========      ========      ========       =======
Portfolio turnover.........................      58.00%       155.91%        95.98%        99.09%        15.25%
                                               ========      ========      ========      ========       =======
-------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Growth V.I. Fund (the "Fund") (formerly Global Growth Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is

--------------------------------------------------------------------------------

effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of

--------------------------------------------------------------------------------

1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $2,128,044 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $922,464 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $2,147,741 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $6,739 in securities lending agent fees.

  In addition, MLPF&S received $29,736 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2002.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $2,135 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $60,464,689 and $72,285,366, respectively.

  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $(13,153,083)    $(18,478,358)
Short-term investments..............            106               --
Foreign currency transactions.......        (30,900)          30,342
                                       ------------     ------------
Total...............................   $(13,183,877)    $(18,448,016)
                                       ============     ============
---------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $18,478,358, of which $2,667,883 related to appreciated securities and $21,146,241 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $113,417,089.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months                       Dollar
Ended June 30, 2002                      Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     266,675    $  2,142,482
Shares redeemed......................  (1,870,223)    (15,430,585)
                                       ----------    ------------
Net decrease.........................  (1,603,548)   $(13,288,103)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    1,108,417    $ 11,465,125
Shares issued to shareholders in
 reinvestment of dividends..........      151,795       1,354,010
                                      -----------    ------------
Total issued........................    1,260,212      12,819,135
Shares redeemed.....................  (10,703,322)    (96,511,833)
                                      -----------    ------------
Net decrease........................   (9,443,110)   $(83,692,698)
                                      ===========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum

--------------------------------------------------------------------------------

based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $67,641,756, all of which expires 2009. This amount will be available to offset like amounts of any future taxable gains.

7. COMMITMENTS:

At June 30, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $240,000 and $912,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Government Bond V.I. Fund. The following report details the major events that influenced the Fund's performance during the first half of 2002. For the six-month period ended June 30, 2002, Government Bond V.I. Fund's Class A Shares had a total return of +4.05%, compared to +3.79% for the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index.

INVESTMENT ENVIRONMENT

  At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

  Given all of these uncertainties, it appears that the U.S. equity markets are suffering the most, as the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index were down approximately 8%, 15% and 27%, respectively, for the six months ended June 30, 2002. In this environment, fixed income securities and gold investments were the main beneficiaries as the broad fixed income indices posted gains of 3.7%, while gold prices advanced more than 13%.

  During the six-month period ended June 30, 2002, the U.S. economy appeared to grow by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was revised to 6.1%, and, based on recent economic releases, growth should moderate between 2.5% and 3% for the second quarter. The restocking of inventories will add less to growth in the second quarter than in the first quarter, but the consumer continues to do more than its part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all time high, suggesting that the housing sector will continue to add growth.

  The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they will continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well underway. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, which could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

  The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) will suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expecta-

--------------------------------------------------------------------------------

tions investors had for U.S. financial assets during the late 1990s.

PORTFOLIO MATTERS

  During the six months ended June 30, 2002, the Fund's portfolio structure changed substantially. At the beginning of the period, the portfolio was generally positioned near the benchmark as it pertains to sector exposure, duration and duration distribution. Our view was that we were entering a period of relative stability in the Treasury market, a condition that typically benefits the mortgage sector. However, we were not ready to establish a meaningful overweight in the mortgage sector because of pent-up refinancing activity and the anticipation of continued rapid prepayment speeds. We felt it prudent to begin to increase our mortgage weighting in small increments as market opportunities became available. As a result, we gradually created an 8% overweight in the mortgage sector. This move proved beneficial to Fund performance, as mortgages produced an excess return of more than 130 basis points (1.30%) relative to equivalent duration Treasury securities. We also maintained a slight overweight in the agency sector throughout the period, believing that the close correlation of agency spreads to swap rates would continue. Indeed, agency spreads tightened nicely along with swaps, which is in sharp contrast to the decoupling experienced between corporate bonds spreads and swaps.

  However, the portfolio structure we established does have a significant drawback, which was exposed in the sharp market rally experienced over the last six weeks. The mortgage sector generally has the shortest duration of the three sectors in the Fund's benchmark. Our 8% overweight position in mortgages resulted in a portfolio that was 5% short of the benchmark duration. The performance of such a portfolio will be adversely affected during significant rallies, and ours was no exception. We decided, though, to stay committed to our long-term view, as the volatility embedded in the overall rally has proved difficult to exploit. We are closely watching developments in the economy, geo-political events and political posturing for clues that the rally may be more sustainable before we commit to bringing the duration back to neutral. In the event we decide it is necessary to raise the Fund's duration to neutral, we expect to use the Treasury futures market, as we remain committed to our core mortgage overweight. We feel that this hedging strategy provides the most cost-effective and liquid method for establishing this position within the Fund.

IN CONCLUSION

  We appreciate your investment in Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Patrick Maldari
Patrick Maldari
Vice President and Portfolio Manager

/s/ James J. Pagano
James J. Pagano
Vice President and Portfolio Manager

July 25, 2002
---------------------------------------------------------

  We are pleased to announce that Patrick Maldari has been named Portfolio Manager and with Mr. Pagano is responsible for the day-to-day management of the Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984. He has been Senior Portfolio Manager since 2001. Mr. Maldari is also head of a team of investment professionals managing high-quality investment-grade portfolios. He also has broad experience managing institutional fixed income portfolios. Mr. Maldari is a CFA(R) charterholder.

---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    +8.47%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                   +7.14
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/02                                        +6.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2002                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +4.05%          +8.47%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                              Federal Home Loan Bank:
BANK--10.6%
                              $10,000,000        5.125% due 9/15/2003.................................    $ 10,323,330
                               10,000,000        4.75% due 6/28/2004..................................      10,329,830
                                5,000,000        7.125% due 2/15/2005.................................       5,452,455
                                8,000,000        7.25% due 5/13/2005..................................       8,805,376
                                2,200,000        6.625% due 8/27/2007.................................       2,409,174
                                6,000,000        7.625% due 5/14/2010.................................       6,969,186
                                3,650,000        6.875% due 8/13/2010.................................       4,060,530
                                5,000,000        5.625% due 11/15/2011................................       5,106,265
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANK
                                               (COST--$51,332,497)                                          53,456,146
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--14.5%                             Freddie Mac--Gold Program:
                               11,500,000        5.25% due 1/15/2006..................................      11,990,395
                                5,000,000        5.50% due 9/15/2011..................................       5,051,680
                                4,612,656        6% due 4/01/2017+....................................       4,712,404
                                  197,059        7.50% due 2/01/2023+.................................         208,772
                                   40,594        7.50% due 5/01/2024+.................................          42,949
                                  949,211        7.50% due 6/01/2024+.................................       1,004,279
                                  753,330        7.50% due 7/01/2024+.................................         797,034
                                  726,659        7.50% due 8/01/2024+.................................         768,816
                                  232,048        7.50% due 9/01/2024+.................................         245,510
                                   64,538        7.50% due 12/01/2024+................................          68,362
                                  313,159        7.50% due 4/01/2025+.................................         331,712
                                  484,544        7.50% due 8/01/2025+.................................         512,051
                                  158,254        7.50% due 11/01/2025+................................         167,238
                                  257,571        7.50% due 2/01/2026+.................................         272,831
                                   15,179        7.50% due 4/01/2026+.................................          16,023
                                   12,306        7.50% due 5/01/2026+.................................          13,004
                                3,155,387        6.30% due 5/15/2026+.................................       3,250,876
                                   76,615        7.50% due 7/01/2026+.................................          80,872
                                  412,743        7.50% due 8/01/2026+.................................         435,675
                                  543,583        7.50% due 2/01/2027+.................................         574,441
                                  260,805        7.50% due 4/01/2027+.................................         275,295
                                   22,744        7.50% due 6/01/2027+.................................          23,978
                                   98,044        7.50% due 10/01/2027+................................         103,363
                                   12,018        7.50% due 11/01/2027+................................          12,669
                                    7,270        7.50% due 12/01/2027+................................           7,664
                                   77,632        7.50% due 1/01/2028+.................................          81,843
                                    1,204        7.50% due 2/01/2028+.................................           1,268
                                   28,572        7.50% due 4/01/2028+.................................          30,101
                                  118,338        7.50% due 5/01/2028+.................................         124,673
                                   15,462        7.50% due 1/01/2029+.................................          16,252
                                   76,902        6.50% due 3/01/2029+.................................          78,696
                                  437,956        7.50% due 3/01/2029+.................................         460,325
                                  566,662        7.50% due 4/01/2029+.................................         595,399
                                  301,178        6.50% due 6/01/2029+.................................         308,292
                                6,400,916        6.50% due 7/01/2029+.................................       6,550,265
                                1,947,338        7% due 7/01/2029+....................................       2,020,301
                                   73,215        6.50% due 8/01/2029+.................................          74,923
                                   58,661        6.50% due 9/01/2029+.................................          60,029
                                   80,735        6.50% due 10/01/2029+................................          82,618
                                1,541,397        8% due 12/01/2029+...................................       1,637,026
                                1,858,771        8% due 4/01/2030+....................................       1,972,554
                                1,040,403        8% due 7/01/2030+....................................       1,104,091
                                5,000,000        6.50% due 12/31/2030(a)..............................       5,121,875
                                9,794,652        7% due 3/01/2031+....................................      10,156,173
                               11,486,440        6.50% due 12/01/2031+................................      11,735,108
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC
                                               (COST--$71,195,471)                                          73,179,705
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE--40.4%                              Fannie Mae:
                              $ 3,200,000        7.125% due 3/15/2007.................................    $  3,572,374
                                2,612,396        8% due 4/01/2008+....................................       2,781,618
                                3,500,000        6% due 5/15/2008.....................................       3,729,457
                                  162,453        6.50% due 3/01/2016+.................................         168,559
                                  101,267        6.50% due 4/01/2016+.................................         105,074
                                4,868,769        6% due 7/01/2016+....................................       4,973,431
                               19,359,481        6.50% due 4/01/2017+.................................      20,087,140
                                  350,816        7% due 6/01/2028+....................................         364,222
                                  555,570        7% due 10/01/2028+...................................         576,800
                                  613,668        7% due 12/01/2028+...................................         637,118
                                1,238,512        7% due 2/01/2029+....................................       1,284,740
                                2,581,487        7% due 3/01/2029+....................................       2,677,844
                                5,153,165        7% due 5/01/2029+....................................       5,347,368
                                7,990,167        7% due 6/01/2029+....................................       8,289,594
                                1,485,313        7% due 7/01/2029+....................................       1,540,754
                                9,200,000        6.50% due 8/01/2029(a)+..............................       9,394,948
                                  516,351        7% due 8/01/2029+....................................         535,624
                                  205,554        7% due 9/01/2029+....................................         213,226
                                   25,365        7% due 2/01/2030+....................................          26,299
                                  396,633        8% due 2/01/2030+....................................         421,529
                                  424,945        7% due 4/01/2030+....................................         440,580
                                   15,168        8% due 4/01/2030+....................................          16,108
                                6,956,002        7.50% due 12/01/2030+................................       7,303,781
                                   87,632        8% due 12/01/2030+...................................          93,062
                               20,000,000        6% due 12/31/2030(a).................................      20,201,940
                               25,350,000        7% due 12/31/2030(a)+................................      26,267,999
                                1,700,000        8% due 12/31/2030(a)+................................       1,802,977
                                   18,451        8% due 1/01/2031+....................................          19,594
                                1,593,976        7.50% due 2/01/2031+.................................       1,673,687
                                  457,584        8% due 2/01/2031+....................................         485,937
                                3,689,301        7.50% due 3/01/2031+.................................       3,873,755
                                3,390,034        7.50% due 5/01/2031+.................................       3,559,560
                               30,695,761        6.50% due 7/01/2031+.................................      31,343,126
                                4,546,267        7% due 9/01/2031+....................................       4,713,480
                                9,365,040        6.50% due 12/01/2031+................................       9,562,545
                                5,942,071        6.50% due 3/01/2032+.................................       6,066,657
                                9,937,081        7% due 5/01/2032+....................................      10,302,540
                                4,219,761        7.50% due 5/01/2032+.................................       4,430,501
                                4,485,455      Fannie Mae 1998-M7 "B", 6.268% due 5/25/2018...........       4,636,912
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE
                                               (COST--$200,017,051)                                        203,522,460
----------------------------------------------------------------------------------------------------------------------
GINNIE MAE--10.9%                              Ginnie Mae+:
                                9,184,603        6.50% due 2/15/2028..................................       9,419,045
                                1,142,016        6.50% due 5/15/2028..................................       1,171,167
                               12,395,693        6.50% due 7/20/2031..................................      12,619,524
                               11,929,986        6% due 12/15/2031....................................      11,940,394
                               14,914,225        6% due 1/15/2032.....................................      14,926,169
                                4,986,241        6% due 4/15/2032.....................................       4,990,234
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL GINNIE MAE
                                               (COST--$53,649,590)                                          55,066,533
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT FUNDING                         Private Export Funding Corporation:
CORPORATION--1.1%
                                3,335,000        7.01% due 4/30/2004..................................       3,564,508
                                1,750,000        5.87% due 7/31/2008..................................       1,852,967
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL PRIVATE EXPORT FUNDING CORPORATION
                                               (COST--$5,248,484)                                            5,417,475
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                VALUE
----------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--2.5%
                              $ 5,000,000        5.375% due 11/13/2008................................    $  5,139,135
                                7,000,000        6.75% due 11/01/2025.................................       7,390,383
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY
                                               (COST--$11,344,495)                                          12,529,518
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                          U.S. Treasury Bonds:
NOTES--19.6%
                                5,580,000        7.50% due 11/15/2016.................................       6,715,218
                                2,590,000        8.125% due 8/15/2019.................................       3,317,521
                                4,610,000        7.25% due 8/15/2022..................................       5,491,257
                               10,150,000        6.25% due 8/15/2023..................................      10,874,984
                                2,590,000        6.625% due 2/15/2027.................................       2,908,078
                                               U.S. Treasury Notes:
                                7,970,000        7.50% due 2/15/2005..................................       8,823,037
                               22,500,000        6.50% due 5/15/2005..................................      24,424,988
                                7,330,000        5.75% due 11/15/2005.................................       7,822,488
                                2,360,000        6.25% due 2/15/2007..................................       2,582,397
                                7,970,000        6.125% due 8/15/2007.................................       8,686,846
                                6,550,000        4.75% due 11/15/2008.................................       6,669,832
                                3,890,000        6.50% due 2/15/2010..................................       4,348,553
                                5,780,000        5% due 2/15/2011.....................................       5,877,832
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES
                                               (COST--$98,762,630)                                          98,543,031
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$491,550,218)--99.6%                                 501,714,868
----------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--4.9%   24,526,000      UBS Warburg Corp. LLC, purchased on 6/28/2002 to yield
                                                 1.90% to 7/01/2002...................................      24,526,000
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY                         Federal Home Loan Bank:
OBLIGATIONS**--10.7%            4,000,000        1.70% due 7/10/2002..................................       3,997,733
                               50,000,000        1.70% due 7/12/2002..................................      49,966,944
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$78,490,677)--15.6%                                   78,490,677
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$570,040,895)--115.2%...........................     580,205,545
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(15.2%).........     (76,633,624)
                                                                                                          ------------
                                               NET ASSETS--100.0%.....................................    $503,571,921
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

  * Repurchase Agreements are fully collateralized by U.S. Government & Agency Obligations.

 ** Certain U.S. Government Agency Obligations are traded on a discount basis;
    the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(a) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$570,040,895).......                $580,205,545
Cash........................................................                         855
Receivables:
  Interest..................................................  $ 4,017,965
  Securities sold...........................................    1,848,003
  Capital shares sold.......................................      955,106      6,821,074
                                                              -----------
Prepaid expenses and other assets...........................                      38,757
                                                                            ------------
Total assets................................................                 587,066,231
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   64,326,537
  Capital shares redeemed...................................   18,877,290
  Investment adviser........................................      195,951     83,399,778
                                                              -----------
Accrued expenses and other liabilities......................                      94,532
                                                                            ------------
Total liabilities...........................................                  83,494,310
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $503,571,921
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $  4,643,216
Paid-in capital in excess of par............................                 488,187,286
Undistributed investment income--net........................  $ 1,701,553
Accumulated realized capital losses on investments--net.....   (1,124,784)
Unrealized appreciation on investments--net.................   10,164,650
                                                              -----------
Total accumulated earnings--net.............................                  10,741,419
                                                                            ------------
NET ASSETS..................................................                $503,571,921
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $503,571,921 and 46,432,153
  shares outstanding........................................                $      10.85
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................               $12,680,153
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,208,596
Accounting services.........................................      81,596
Custodian fees..............................................      23,784
Professional fees...........................................      22,928
Printing and shareholder reports............................      21,905
Transfer agent fees.........................................      17,237
Pricing services............................................       9,967
Directors' fees and expenses................................       9,498
Registration fees...........................................         666
Other.......................................................       5,609
                                                              ----------
Total expenses..............................................                 1,401,786
                                                                           -----------
Investment income--net......................................                11,278,367
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                     9,129
Change in unrealized appreciation on investments--net.......                 7,927,321
                                                                           -----------
Total realized and unrealized gain on investments--net......                 7,936,450
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $19,214,817
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE SIX         FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2002              2001
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $ 11,278,367      $ 20,126,334
Realized gain on investments--net...........................             9,129        10,513,645
Change in unrealized appreciation/depreciation on
  investments--net..........................................         7,927,321        (5,054,605)
                                                                  ------------      ------------
Net increase in net assets resulting from operations........        19,214,817        25,585,374
                                                                  ------------      ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (11,230,308)      (20,018,265)
Realized gain on investments--net:
  Class A...................................................                --        (1,591,198)
                                                                  ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (11,230,308)      (21,609,463)
                                                                  ------------      ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................        21,822,104       137,570,286
                                                                  ------------      ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................        29,806,613       141,546,197
Beginning of period.........................................       473,765,308       332,219,111
                                                                  ------------      ------------
End of period*..............................................      $503,571,921      $473,765,308
                                                                  ============      ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................      $  1,701,553      $  1,653,494
                                                                  ============      ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
                                                              -----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     FOR THE SIX
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          MONTHS
                                                                 ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,      --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002          2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................     $  10.67      $  10.54    $  10.03    $  10.88    $  10.60
                                                               --------      --------    --------    --------    --------
Investment income--net....................................          .25++++       .55++++      .64++++      .61       .59
Realized and unrealized gain (loss) on investments--net...          .18           .17         .47        (.80)        .31
                                                               --------      --------    --------    --------    --------
Total from investment operations..........................          .43           .72        1.11        (.19)        .90
                                                               --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................         (.25)         (.55)       (.60)       (.66)       (.60)
  In excess of investment income--net.....................           --            --          --          --+         --
  Realized gain on investments--net.......................           --          (.04)         --          --        (.02)
  In excess of realized gain on investments--net..........           --            --          --          --          --+
                                                               --------      --------    --------    --------    --------
Total dividends and distributions.........................         (.25)         (.59)       (.60)       (.66)       (.62)
                                                               --------      --------    --------    --------    --------
Net asset value, end of period............................     $  10.85      $  10.67    $  10.54    $  10.03    $  10.88
                                                               ========      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................        4.05%++       7.04%      11.50%      (1.80%)      8.76%
                                                               ========      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................         .58%*         .59%        .57%        .55%        .56%
                                                               ========      ========    ========    ========    ========
Investment income--net....................................        4.67%*        5.13%       6.26%       5.86%       5.66%
                                                               ========      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................     $503,572      $473,765    $332,219    $362,394    $350,416
                                                               ========      ========    ========    ========    ========
Portfolio turnover........................................       60.33%       155.31%      70.01%     116.59%      43.10%
                                                               ========      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

**Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.01 per share.

++ Aggregate total investment return.

++++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Government Bond V.I. Fund (the "Fund")(formerly Government Bond Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

--------------------------------------------------------------------------------

  For the six months ended June 30, 2002, Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $3,813 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $7,755 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $365,601,176 and $283,165,739, respectively.

  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................      $9,453       $10,164,650
Short-term investments................        (324)               --
                                            ------       -----------
Total.................................      $9,129       $10,164,650
                                            ======       ===========
--------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $10,062,631, of which $10,764,944 related to appreciated securities and $702,313 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $570,142,914.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2002                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    4,993,715    $ 53,583,255
Shares issued to shareholders in
 reinvestment of dividends............    1,053,347      11,230,308
                                         ----------    ------------
Total issued..........................    6,047,062      64,813,563
Shares redeemed.......................   (4,006,315)    (42,991,459)
                                         ----------    ------------
Net increase..........................    2,040,747    $ 21,822,104
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  15,198,276    $162,374,299
Shares issued to shareholders in
 reinvestment of dividends and
 distribution........................   2,026,588      21,609,473
                                       ----------    ------------
Total issued.........................  17,224,864     183,983,772
Shares redeemed......................  (4,357,743)    (46,413,486)
                                       ----------    ------------
Net increase.........................  12,867,121    $137,570,286
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. SUBSEQUENT EVENT:

On July 1, 2002, an ordinary income dividend of $.041660 was declared. The dividend was paid on July 1, 2002, to shareholders of record on June 30, 2002.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
  Effective May 1, 2002, the Fund changed its name to High Current Income V.I. Fund. For the six-month period ended June 30, 2002, the Fund's Class A Shares had a total return of -2.78%. This result lagged that of the unmanaged benchmark CS First Boston High Yield Index, which returned +0.16% during the same period. However, the Fund fared well relative to its competitors, as measured by the Lipper High Yield average, which returned -3.74%.

  Fund performance suffered from security selection and, to a lesser extent, adverse sector selection. Securities that fell precipitously included the bonds of a U.K.-based telecommunications services company, Energis PLC; bonds of cable system operators Century Communications Corp. (a subsidiary of Adelphia Communications Corporation, which declared bankruptcy during the period); Charter Communications, Inc.; and the preferred stock of CSC Holdings Limited; bonds of wireless communications service providers Nextel Partners, Inc. and Millicom International Cellular S.A.; the preferred stock of WorldCom Inc., a subsidiary of Intermedia Communications; and the subordinated bonds of The AES Corporation, a large independent power producer (IPP) hurt by its emerging markets exposure; and the bonds of AES Drax Energy Ltd., owner of a large power plant in the United Kingdom. From a sector perspective, an overweight in utilities--which includes independent power producers (IPPs)--was a drag on performance, as the industry has been plagued by weak spark spreads, reduced access to capital, and irregularities in energy trading. An underweight in gaming securities also hurt results. However, the Fund's minimal exposure to the poor-performing telecommunications sector was a major plus to returns.

  We believe that the securities of Charter Communications and CSC, as well as most cable operators, have unfairly suffered from the Adelphia fiasco. Both are sound credits, in our opinion, and we remain confident that the securities will eventually recover. Nextel Partners continues to have the strongest metrics in the wireless industry but has been hurt by investors' aversion to the entire sector. We think AES will be a survivor, although we will be monitoring this credit closely.

INVESTMENT ENVIRONMENT

  For the six months ended June 30, 2002, the high yield market started off in strong fashion but closed in a dramatic selloff. When WorldCom, a company whose bonds were formerly rated investment grade, announced substantial accounting irregularities in June, the company's securities plunged from 0.30% to 0.50%. The news added further downward pressure to the already depressed telecommunications and wireless sectors, while the cable sector, still reeling from disclosures of self-dealing and accounting misstatements at Adelphia Communications, sagged even further. Investors were rattled by these developments, leading to outflows from high yield mutual funds during the last three weeks of the period. The returns of high yield securities lagged those of the 10-year U.S. Treasury note, which returned +3.27% for the past six months.

  The level of credit distress--suggesting the number of companies in financial trouble and in danger of default--in the high yield market remains high. The Moody's Investors Service default rate on an issuer basis for the 12 months ended June 30, 2002, equaled 10.3%. Notably, Moody's projects that the rate will fall to 8.3% by year-end 2002, indicating that high yield investments may eventually stabilize.

  The high yield market appears to have been overvalued for much of the first half of the year. Heavy inflows into mutual funds resulted in bidding wars to obtain new bond issues. In the secondary market, it was unusual to find offerings of decent quality. The June correction of the high yield market has made valuations for the asset class much more attractive. A model developed by Merrill Lynch's High Yield Strategy group that attempts to predict the estimated spread of the Merrill Lynch High Yield Master Index versus ten-year U.S. Treasury securities suggests that the high yield sector is currently fairly valued. Moreover, if Moody's prediction about a decline in default rates proves correct, the high yield market's required risk premium, or spread over Treasury issues, should shrink. While returns may improve in coming months, we expect volatility to remain high due to a combination of factors--credit downgrades by rating agencies, more disclosures of accounting irregularities, forced selling of downgraded securities by investment grade accounts and stock market gyrations.

PORTFOLIO MATTERS

  The new-issue market for high yield securities revived during the period, and we were active

--------------------------------------------------------------------------------

participants. Purchases included bonds of the following issuers:

  - American Seafoods Group LLC, one of the largest integrated seafood companies in the United States;

  - Coinmach Corporation, a leading supplier of outsourced laundry equipment services for multifamily housing properties in North America;

  - Entercom Radio, one of the five largest radio broadcasting companies in the United States;

  - Giant Industries, a small refiner;

  - Huntsman International LLC, a global manufacturer of commodity chemicals;

  - IESI Corporation, a privately held waste management firm;

  - John Q Hammons Hotels, an operator of upscale full-service hotels;

  - Methanex Corporation, the world's largest producer of methanol;

  - Regal Cinemas Inc., an operator of movie theaters;

  - Hockey Company, a privately held manufacturer of hockey equipment and apparel;

  - Trico Marine Services, a provider of marine support services to the oil and gas industry;

  - Trimas Corporation, a privately held manufacturer of highly engineered products for a diverse range of applications;

  - Venetian Casino/LV Sands, a privately held casino operator in Las Vegas;

  - Wolverine Tube Inc., a leading producer of specialized copper tubing.

  Secondary market purchases included the bonds of Anchor Glass Container Corp., one of the largest glass container manufacturers in the United States; CMS Panhandle Holding Co. and Northwest Pipeline Corp., both operators of interstate pipelines; Sierra Pacific Power Company, an electric utility; and Starwood Hotels & Resorts Worldwide, Inc. All five securities were purchased at a discount to par.

  In addition, we swapped out of part of the Fund's position in AES subordinated bonds into senior debt issued by the same company. This strategy allowed the Fund to strengthen its asset coverage as well as reduce the volatility of our position in this credit.

  On the sell side, we eliminated entire positions in a number of securities we believed exceeded their relative value, including Alliance Atlantis Communications Inc.; Beazer Homes USA, Inc.; Kansas City Southern; Koppers Industries, Inc; Land O' Lakes, Inc.; Millar Western Forest Products Ltd.; NCI Building Systems, Inc.; and United States Steel Corporation. We also liquidated distressed positions in Globo Communicacoes, Kaiser Aluminum & Chemical Corporation, Mariner Post-Acute Network, Northern Offshore Ltd., and Numatics Incorporated.

  In light of market conditions, we seek to maintain broad diversification across a variety of industries, with a focus on the less economically sensitive sectors. We believe such an approach is prudent in the current volatile environment, in which negative surprises have been all too frequent. As of June 30, 2002, the Fund's largest industry weights were in utilities, including independent power producers, packaging, manufacturing; and energy, including refiners and oil service firms. Our embrace of the utility sector stems from a belief that spark spreads will gradually strengthen along with improving industrial demand. We also think that IPPs, which have faced difficulty in obtaining financing from capital markets, have clearly gotten the message and begun to retrench. We favor the packaging sectors for its stable end markets, and the manufacturing sector because of recent encouraging Chicago Purchasing Managers Index data. We also like portions of the energy sector, given our favorable outlook for natural gas prices and the tight capacity conditions in the refinery industry.

  One area of the market we continue to avoid is the telecommunications sector, where the credit carnage continued unabated. Two others are the finance and retail sectors. We believe these sectors have business characteristics and assets that do not lend themselves to being financed with high yield debt.

  As of June 30, 2002, the Fund had an average Standard & Poor's credit quality of B, slightly below that of the Fund's benchmark. The Fund's cash position stood at approximately 10% of assets, providing us with flexibility to take advantage of the many bargains to be found in the secondary market for high yield securities.

IN CONCLUSION

  We appreciate your investment in High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/02                                         -4.89%
----------------------------------------------------------------------
Five Years Ended 6/30/02                                        +0.20
----------------------------------------------------------------------
Ten Years Ended 6/30/02                                         +5.32
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -2.78%         -4.89%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.9%              A-        B1       $ 1,500,000      American Airlines, 7.80% due 10/01/2006.....  $  1,540,386
                            BBB       Ba2        2,462,119      Continental Airlines Inc., 7.033% due
                                                                  6/15/2011.................................     2,355,313
                            B-        Caa2       4,000,000      USAir Inc., 10.375% due 3/01/2013...........     2,592,960
                                                                                                              ------------
                                                                                                                 6,488,659
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.1%            BBB-      Baa3       1,100,000      Arvinmeritor, 8.75% due 3/01/2012...........     1,179,044
                            BB+       Ba2        2,000,000      AutoNation Inc., 9% due 8/01/2008...........     2,060,000
                            BB        Ba3        1,500,000      Dana Corporation, 9% due 8/15/2011..........     1,477,500
                            B         B3         1,805,000      Metaldyne Corporation, 11% due
                                                                  6/15/2012(e)..............................     1,759,875
                            B         B2           635,000      Stoneridge Inc., 11.50% due 5/01/2012(e)....       641,350
                            B         B3           250,000      United Auto Group Inc., 9.625% due
                                                                  3/15/2012(e)..............................       251,250
                                                                                                              ------------
                                                                                                                 7,369,019
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.9%                                              Australis Media Ltd.(a)(c)(d):
                            NR*       NR*        8,000,000        15.75% due 5/15/2003(g)...................             1
                            NR*       NR*          136,859        15.75% due 5/15/2003......................             0
                            B+        B1           900,000      Corus Entertainment Inc., 8.75% due
                                                                  3/01/2012.................................       900,000
                            B-        B3         2,262,000      Emmis Communications Corporation, 12.50% due
                                                                  3/15/2011(d)..............................     1,628,640
                            B+        Ba3          500,000      Entercom Radio, 7.625% due 3/01/2014........       496,250
                            B-        B3           425,000      Entravision Communication Corporation,
                                                                  8.125% due 3/15/2009(e)...................       427,125
                            B-        B3           750,000      Nextmedia Operating Inc., 10.75% due
                                                                  7/01/2011.................................       757,500
                            B         Ba3          500,000      Panamsat Corporation, 8.50% due
                                                                  2/01/2012(e)..............................       460,000
                            B-        B3         1,500,000      Salem Communications Holding Corporation, 9%
                                                                  due 7/01/2011.............................     1,515,000
                            B         B2           375,000      Young Broadcasting Inc., 8.50% due
                                                                  12/15/2008(e).............................       373,125
                                                                                                              ------------
                                                                                                                 6,557,641
--------------------------------------------------------------------------------------------------------------------------
CABLE--                     CCC+      Caa2       1,000,000      Cable Satisfaction International, 12.75% due
INTERNATIONAL--1.1%                                               3/01/2010.................................       547,500
                            D         Ca         2,000,000      Cablevision SA, 13.75% due 5/01/2009(c).....       330,000
                            D         Ca         3,500,000      International Cabletel, Inc., 11.50% due
                                                                  2/01/2006(c)(d)...........................       927,500
                            D         Ca         2,000,000      NTL Incorporated, 10% due 2/15/2007(c)......       530,000
                            CCC+      B3         2,500,000      Satelites Mexicanos SA, 10.125% due
                                                                  11/01/2004................................     1,200,000
                            C         Ca         2,000,000      United Pan-Europe Communications, 13.75% due
                                                                  2/01/2010(c)(d)...........................       190,000
                                                                                                              ------------
                                                                                                                 3,725,000
--------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--2.3%                                               Century Communications Corporation:
                            D         Ca         3,000,000        9.50% due 3/01/2005.......................       900,000
                            NR*       Ca         2,500,000        8.375% due 12/15/2007(c)..................       762,500
                                                                Charter Communications Holdings:
                            B+        B2         3,500,000        10% due 4/01/2009.........................     2,415,000
                            B+        B2         1,000,000        10.75% due 10/01/2009.....................       702,500
                            D         Caa1       4,000,000      Olympus Communications LP/Capital Corp.,
                                                                  10.625% due 11/15/2006(c).................     3,000,000
                                                                                                              ------------
                                                                                                                 7,780,000
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.5%             B+        B2         2,000,000      Acetex Corporation, 10.875% due 8/01/2009...     2,090,000
                            BB+       B1         1,250,000      Equistar Chemicals LP, 10.125% due
                                                                  9/01/2008(e)..............................     1,193,750
                            B         B3         1,400,000      Huntsman International LLC, 9.875% due
                                                                  3/01/2009(e)..............................     1,403,500
                            BB-       B2           500,000      ISP Chemco., 10.25% due 7/01/2011...........       510,000
                            BB        Ba3        3,000,000      Lyondell Chemical Company, 9.875% due
                                                                  5/01/2007(e)..............................     2,872,500

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS                   BB-       Ba3      $ 1,000,000      MacDermid, Inc., 9.125% due 7/15/2011.......  $  1,050,000
(CONCLUDED)
                            BBB-      Ba1        1,500,000      Methanex Corporation, 8.75% due 8/15/2012...     1,530,000
                            BBB-      Ba1          450,000      Millennium America Inc., 9.25% due
                                                                  6/15/2008.................................       459,000
                            B         B3           925,000      Noveon Inc., 11% due 2/28/2011..............       980,500
                                                                                                              ------------
                                                                                                                12,089,250
--------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--         BB+       Ba3        2,625,000      American Greetings, 11.75% due 7/15/2008....     2,874,375
2.3%                        B-        B2         1,325,000      Armkel LLC/Armkel Finance, 9.50% due
                                                                  8/15/2009.................................     1,378,000
                            NR*       NR*        3,000,000      Corning Consumer Products, 9.625% due
                                                                  5/01/2008(c)..............................       146,250
                            B         B2         2,000,000      Hockey Company, 11.25% due 4/15/2009(e).....     2,000,000
                            NR*       NR*        4,000,000      Polysindo International Finance Company BV,
                                                                  9.375% due 7/30/2007(c)...................       640,000
                            BB        B1           400,000      Russell Corporation, 9.25% due
                                                                  5/01/2010(e)..............................       412,000
                            CCC+      Caa2         500,000      Samsonite Corporation, 10.75% due
                                                                  6/15/2008(e)..............................       402,500
                                                                                                              ------------
                                                                                                                 7,853,125
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.5%     B         B3         2,000,000      Primedia, Inc., 7.625% due 4/01/2008........     1,440,000
                            B         B3         1,500,000      Regal Cinemas Inc., 9.375% due
                                                                  2/01/2012(e)..............................     1,552,500
                            BBB       Baa2         500,000      World Color Press Inc., 7.75% due
                                                                  2/15/2009.................................       513,146
                            B         B2         1,500,000      Yell Finance BV, 10.75% due 8/01/2011.......     1,635,000
                                                                                                              ------------
                                                                                                                 5,140,646
--------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &       B-        B2           850,000      Baytex Energy Limited, 10.50% due
PRODUCTION--3.9%                                                  2/15/2011.................................       867,000
                            CCC+      Caa3       4,000,000      Energy Corp. of America, 9.50% due
                                                                  5/15/2007.................................     2,400,000
                            D         Caa2         250,000      Kelley Oil & Gas Company, 14% due
                                                                  4/15/2003.................................       249,062
                            B-        Caa1       2,000,000      Mission Resources Corporation, 10.875% due
                                                                  4/01/2007.................................     1,640,000
                            B         B2         1,100,000      Plains E&P Company, 8.75% due
                                                                  7/01/2012(e)..............................     1,082,136
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc., 10.50% due
                                                                  10/15/2004................................     2,590,000
                            D         Caa2       1,665,000      Tri-Union Development Corporation, 12.50%
                                                                  due 6/01/2006.............................     1,465,200
                            BB+       Ba2        3,000,000      Western Oil Sands Inc., 8.375% due
                                                                  5/01/2012(e)..............................     3,007,500
                                                                                                              ------------
                                                                                                                13,300,898
--------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--4.2%         BB+       Ba3        2,400,000      AmeriGas/Eagle Financial, 8.875% due
                                                                  5/20/2011.................................     2,496,000
                            BB-       B1           625,000      El Paso Energy Partners, 8.50% due
                                                                  6/01/2011.................................       621,875
                            B         B3         1,500,000      Giant Industries, 11% due 5/15/2012(e)......     1,320,000
                                                                Hanover Equipment Trust(e):
                            BB        Ba3          350,000        Series A, 8.50% due 9/01/2008.............       323,750
                            BB        Ba3          650,000        Series B, 8.75% due 9/01/2011.............       594,750
                            CCC       B3         4,650,000      Ocean Rig Norway AS, 10.25% due 6/01/2008...     4,092,000
                            BB-       B1         2,000,000      SESI, LLC, 8.875% due 5/15/2011.............     2,020,000
                            B+        B2         1,250,000      Tesoro Petroleum Corp., 9% due 7/01/2008....     1,137,500
                            B         B2         1,850,000      Trico Marine Services, 8.875% due
                                                                  5/15/2012(e)..............................     1,831,500
                                                                                                              ------------
                                                                                                                14,437,375
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.1%    NR*       Caa3       2,000,000      Amresco Inc., 9.875% due 3/15/2005(c).......       420,000
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--2.5%        B         B3       $   950,000      American Seafood Group LLC, 10.125% due
                                                                  4/15/2010.................................  $    959,500
                            NR*       Caa2       1,000,000      Archibald Candy Corporation, 10.25% due
                                                                  7/01/2004(c)..............................       530,000
                            CCC       Caa3       1,000,000      Aurora Foods Inc., 9.875% due 2/15/2007.....       700,000
                            BB        Ba2        1,000,000      Canandaigua Brands, 8.625% due 8/01/2006....     1,050,000
                            B+        B2         1,000,000      Cott Beverages Inc., 8% due 12/15/2011......     1,010,000
                            BB        Ba3          750,000      Dimon Incorporated, 9.625% due 10/15/2011...       785,625
                            BB+       NR*        1,000,000      FM 1993A Corp., 9.75% due 11/01/2003........     1,010,000
                            CCC+      Caa1       1,500,000      New World Pasta Company, 9.25% due
                                                                  2/15/2009.................................     1,455,000
                            BB+       Ba2        1,000,000      Smithfield Foods Inc., 8% due 10/15/2009....     1,015,000
                            NR*       NR*        1,000,000      Vlasic Foods International Inc., 10.25% due
                                                                  7/01/2009(c)..............................       180,000
                                                                                                              ------------
                                                                                                                 8,695,125
--------------------------------------------------------------------------------------------------------------------------
GAMING--3.3%                B+        B1         1,625,000      Boyd Gaming Corporation, 8.75% due
                                                                  4/15/2012(e)..............................     1,633,125
                            NR*       NR*        2,410,000      GB Property Funding Corp., 11% due
                                                                  9/29/2005.................................     2,024,400
                            NR*       NR*          299,238      Jazz Casino Company LLC, 4.605% due
                                                                  3/31/2008(b)..............................       233,406
                            BB+       Ba2          500,000      Park Place Entertainment, 7.875% due
                                                                  3/15/2010.................................       496,250
                            CCC       Caa3       5,000,000      Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006......................     3,762,500
                            B-        Caa1       3,000,000      Venetian Casino/LV Sands, 11% due
                                                                  6/15/2010(e)..............................     3,018,750
                                                                                                              ------------
                                                                                                                11,168,431
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.3%           B         B3         1,275,000      Advanced Medical Optics, 9.25% due
                                                                  7/15/2010(e)..............................     1,259,062
                            B+        B1         4,000,000      Beverly Enterprises Inc., 9% due
                                                                  2/15/2006.................................     4,005,000
                            B         B3         1,000,000      Fisher Scientific International, 8.125% due
                                                                  5/01/2012(e)..............................       995,000
                            CCC+      Caa1       1,000,000      Magellan Health Services, 9% due
                                                                  2/15/2008.................................       360,000
                            B+        B2           100,000      Rotech Healthcare Inc., 9.50% due
                                                                  4/01/2012(e)..............................       102,000
                            B         B2           425,000      Sybron Dental Specialties, 8.125% due
                                                                  6/15/2012(e)..............................       420,750
                            BB-       Ba3          700,000      Ventas Realty LP, 9% due 5/01/2012(e).......       717,500
                                                                                                              ------------
                                                                                                                 7,859,312
--------------------------------------------------------------------------------------------------------------------------
HOUSING--1.4%               B         B3           475,000      Associated Materials Inc., 9.75% due
                                                                  4/15/2012(e)..............................       486,875
                            BB-       Ba3          375,000      Forest City Enterprises Inc., 8.50% due
                                                                  3/15/2008.................................       382,500
                            BB-       Ba1          500,000      Louisiana Pacific Corporation, 8.875% due
                                                                  8/15/2010.................................       544,428
                            NR*       NR*        3,000,000      Tapco International Corporation, 12.50% due
                                                                  8/01/2009(e)..............................     2,910,000
                            B         B1           600,000      WCI Communities Inc., 9.125% due
                                                                  5/01/2012.................................       595,500
                                                                                                              ------------
                                                                                                                 4,919,303
--------------------------------------------------------------------------------------------------------------------------
INFORMATION                 BBB       Baa1       1,000,000      Avnet Inc., 8% due 11/15/2006...............     1,040,358
TECHNOLOGY--1.6%            NR*       NR*        3,000,000      Dictaphone Corp., 11.75% due 8/01/2005(c)...       195,000
                            CCC+      B3         1,800,000      On Semiconductor Corporation, 12% due
                                                                  5/15/2008(e)..............................     1,566,000
                            BB+       Ba2        1,500,000      Seagate Technology HDD Holdings, 8% due
                                                                  5/15/2009(e)..............................     1,500,000
                            BB        Ba3        1,400,000      Solectron Corporation, 9.625% due
                                                                  2/15/2009.................................     1,274,000
                                                                                                              ------------
                                                                                                                 5,575,358
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
LEISURE--4.1%               BB-       Ba3      $   959,000      Felcor Lodging LP, 8.50% due 6/01/2011......  $    939,820
                            BB-       Ba3        2,000,000      HMH Properties, Inc., 8.45% due
                                                                  12/01/2008................................     1,960,000
                            BB-       Ba3          500,000      Host Marriott LP, 9.50% due 1/15/2007.......       504,375
                            BBB-      Ba1          500,000      ITT Corporation (New), 7.75% due
                                                                  11/15/2025................................       440,201
                            B+        B1         2,500,000      Intrawest Corporation, 10.50% due
                                                                  2/01/2010.................................     2,600,000
                            B         B2         1,625,000      John Q Hammons Hotels, 8.875% due
                                                                  5/15/2012(e)..............................     1,592,500
                                                                Meristar Hospitality Corp.:
                            B+        B1           950,000        9% due 1/15/2008..........................       907,250
                            B+        B1           500,000        10.50% due 6/15/2009(e)...................       505,000
                            B         B2         4,000,000      Premier Parks Inc., 9.75% due 6/15/2007.....     4,100,000
                            B         B2           500,000      Vail Resorts Inc., 8.75% due 5/15/2009......       500,000
                                                                                                              ------------
                                                                                                                14,049,146
--------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.2%         BB-       B1           700,000      AgCo Corporation, 8.50% due 3/15/2006.......       705,250
                            CCC       Caa2       5,000,000      Blount Inc., 13% due 8/01/2009..............     3,375,000
                            B-        B3         4,000,000      Columbus McKinnon Corp., 8.50% due
                                                                  4/01/2008.................................     3,680,000
                            B-        Caa1       4,126,000      Eagle-Picher Industries, 9.375% due
                                                                  3/01/2008.................................     3,403,950
                            B         B3           825,000      Foamex LP/Capital Corporation, 10.75% due
                                                                  4/01/2009(e)..............................       841,500
                            B-        Caa1       4,650,000      International Wire Group, Inc., 11.75% due
                                                                  6/01/2005.................................     4,161,750
                            B+        B3           450,000      NMHG Holding Company, 10% due
                                                                  5/15/2009(e)..............................       456,750
                            NR*       NR*        1,056,000      RBX Corporation, 12% due 8/15/2006(a).......       496,320
                            B         B2         1,500,000      Terex Corporation, 10.375% due 4/01/2011....     1,612,500
                            CCC+      B3           100,000      Trench Electric SA and Trench Inc., 10.25%
                                                                  due 12/15/2007............................        80,000
                            B         B3           800,000      Trimas Corporation, 9.875% due
                                                                  6/15/2012(e)..............................       798,000
                            BB-       B1         1,750,000      Wolverine Tube Inc., 10.50% due
                                                                  4/01/2009(e)..............................     1,715,000
                                                                                                              ------------
                                                                                                                21,326,020
--------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.3%          B-        B3         5,604,757      Great Lakes Carbon Corp., 6.97% due
                                                                  5/15/2008(a)..............................     3,811,235
                            B-        Caa1       1,000,000      Ormet Corporation, 11% due 8/15/2008(e).....       590,000
                                                                                                              ------------
                                                                                                                 4,401,235
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.6%       BB        Ba3        1,000,000      Luscar Coal Ltd., 9.75% due 10/15/2011......     1,075,000
                            B+        B1         4,030,000      P & L Coal Holdings Corp., 9.625% due
                                                                  5/15/2008.................................     4,261,725
                                                                                                              ------------
                                                                                                                 5,336,725
--------------------------------------------------------------------------------------------------------------------------
PACKAGING--8.8%             NR*       Caa2       2,000,000      Anchor Glass, 11.25% due 4/01/2005(c).......     2,030,000
                            CCC       Caa1       7,000,000      Consolidated Container Company, 10.125% due
                                                                  7/15/2009.................................     5,950,000
                            B+        B2           250,000      Graphic Packaging Corporation, 8.625% due
                                                                  2/15/2012(e)..............................       258,125
                            B-        Caa1       4,000,000      Huntsman Packaging Corporation, 13% due
                                                                  6/01/2010.................................     4,170,000
                            BB        B2         1,500,000      Owens-Brockway Glass Container, 8.875% due
                                                                  2/15/2009(e)..............................     1,500,000
                            B+        B3         2,500,000      Owens-Illinois Inc., 8.10% due 5/15/2007....     2,362,500
                            B+        B3         1,325,000      Plastipak Holdings Inc., 10.75% due
                                                                  9/01/2011.................................     1,454,188
                            B         B3         4,000,000      Portola Packaging Inc., 10.75% due
                                                                  10/01/2005................................     3,940,000
                            B-        B3         6,500,000      Tekni-Plex Inc., 12.75% due 6/15/2010.......     6,727,500
                            CCC+      Caa1       2,150,000      US Can Corporation, 12.375% due
                                                                  10/01/2010................................     1,806,000
                                                                                                              ------------
                                                                                                                30,198,313
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
PAPER--3.0%                                                     Ainsworth Lumber Company:
                            B-        B3       $ 2,750,000        12.50% due 7/15/2007(a)...................  $  2,976,875
                            B-        B3         2,000,000        13.875% due 7/15/2007.....................     2,240,000
                            C         Ca         5,000,000      Doman Industries Limited, 9.25% due
                                                                  11/15/2007(c).............................     1,000,000
                            BBB-      Ba1        1,000,000      Georgia-Pacific Corporation, 8.125% due
                                                                  5/15/2011.................................       957,098
                            BB+       Ba2        1,750,000      Norske Skog of Canada, 8.625% due
                                                                  6/15/2011.................................     1,793,750
                            BB+       Ba1        1,500,000      Tembec Industries Inc., 7.75% due
                                                                  3/15/2012.................................     1,488,750
                                                                                                              ------------
                                                                                                                10,456,473
--------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.3%           B         B2         1,000,000      D&B Acquisition Inc., 12.25% due
                                                                  7/15/2009(e)..............................       966,200
--------------------------------------------------------------------------------------------------------------------------
SERVICES--4.1%              B+        Ba2          475,000      Airgas Inc., 9.125% due 10/01/2011..........       501,125
                                                                Allied Waste North America:
                            BB-       Ba3        4,000,000        7.375% due 1/01/2004......................     3,880,000
                            BB-       Ba3        1,000,000        8.875% due 4/01/2008......................       980,000
                            CCC+      Caa1       1,000,000      Anthony Crane Rental LP, 10.375% due
                                                                  8/01/2008.................................       120,000
                            CCC+      NR*       10,000,000      Anthony Crane Rentals, 13.375% due
                                                                  8/01/2009(d)..............................       100,000
                            B         B2           875,000      Coinmach Corporation, 9% due 2/01/2010(e)...       888,125
                            B-        B3         3,000,000      IESI Corporation, 10.25% due 6/15/2012(e)...     3,000,000
                            NR*       NR*        3,500,000      Mid-American Waste Systems, Inc., 12.25% due
                                                                  2/15/2003(c)..............................             0
                            CCC       Ca         4,000,000      Neff Corp., 10.25% due 6/01/2008............     2,400,000
                            CCC+      Caa3       1,350,000      Protection One Alarm Monitoring, 8.125% due
                                                                  1/15/2009.................................     1,026,000
                            B         B3         1,225,000      Synagro Technologies Inc., 9.50% due
                                                                  4/01/2009(e)..............................     1,255,625
                                                                                                              ------------
                                                                                                                14,150,875
--------------------------------------------------------------------------------------------------------------------------
STEEL--1.1%                 NR*       B1           750,000      Oregon Steel Mills, 11% due 6/15/2003.......       750,000
                            B         B2         1,250,000      Ucar Finance Inc., 10.25% due
                                                                  2/15/2012(e)..............................     1,275,000
                            D         NR*        3,500,000      Weirton Steel Corp., 10.75% due
                                                                  6/01/2005(c)..............................     1,680,000
                            NR*       NR*        3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                  11/15/2007(c).............................        35,000
                                                                                                              ------------
                                                                                                                 3,740,000
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.4%    D         Ca         4,000,000      Energis PLC, 9.75% due 6/15/2009(c).........       320,000
                            BB+       Baa3       1,250,000      Qwest Corporation, 7.625% due 6/09/2003.....     1,150,000
                                                                                                              ------------
                                                                                                                 1,470,000
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.2%        D         NR*        6,000,000      Autopistas del Sol SA, 10.25% due
                                                                  8/01/2009(c)(e)...........................       900,000
                            BBB-      Ba2        2,000,000      GS Superhighway Holdings, 10.25% due
                                                                  8/15/2007.................................     2,090,000
                            B+        B1         1,000,000      Sea Containers Ltd., 12.50% due
                                                                  12/01/2004................................       992,500
                                                                                                              ------------
                                                                                                                 3,982,500
--------------------------------------------------------------------------------------------------------------------------
UTILITY--12.4%                                                  The AES Corporation:
                            B         B2           875,000        10.25% due 7/15/2006......................       455,000
                            BB-       Ba3        3,000,000        9.50% due 6/01/2009.......................     1,980,000
                            BB-       Ba3        3,475,000        9.375% due 9/15/2010......................     2,258,750
                            BB-       Ba3          650,000        8.875% due 2/15/2011......................       403,000
                            B         B1         4,000,000      AES Drax Energy Ltd., 11.50% due
                                                                  8/30/2010.................................     1,640,000
                            BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due 1/02/2017........     1,919,520
                            NR*       NR*        1,750,000      CIA Saneamento Basico, 10% due
                                                                  7/28/2005(e)..............................     1,225,000
                                                                CMS Energy Corp.:
                            BB        B3         2,000,000        7.50% due 1/15/2009.......................     1,380,000
                            BB        B3           500,000        8.50% due 4/15/2011.......................       355,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
INDUSTRY                   RATINGS   RATINGS     AMOUNT                       CORPORATE BONDS                    VALUE
--------------------------------------------------------------------------------------------------------------------------
UTILITY                     BBB-      Ba2      $ 1,500,000      CMS Panhandle Holding Company, 6.50% due
(CONCLUDED)                                                       7/15/2009.................................  $  1,271,127
                            BB        Ba3        5,827,542      Caithness Coso Fund Corp., 9.05% due
                                                                  12/15/2009................................     5,944,093
                                                                Calpine Corporation:
                            B+        B1           135,000        4% due 12/26/2006(e)......................       100,406
                            B+        B1         2,000,000        8.75% due 7/15/2007.......................     1,400,000
                            BB        Ba1        2,641,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                  12/30/2011................................     2,566,022
                            BB-       B1         3,500,000      Espirito Santo-Escelsa, 10% due 7/15/2007...     2,310,000
                            BB+       Ba3        1,250,000      Midland Funding II, 11.75% due 7/23/2005....     1,266,629
                            BBB-      Ba1        1,000,000      Mirant Americas General LLC, 7.625% due
                                                                  5/01/2006.................................       810,000
                            BB-       Ba2        1,300,000      Mission Energy Holdings, 13.50% due
                                                                  7/15/2008.................................     1,306,500
                            A         Baa2       2,311,000      Niagara Mohawk Power Corp., 8.77% due
                                                                  1/01/2018.................................     2,617,328
                            BBB       Baa2       2,000,000      Northwest Pipeline Corporation, 0.625% due
                                                                  12/01/2007................................     1,908,586
                            BBB       Baa2       2,000,000      PG&E National Energy Group, 10.375% due
                                                                  5/16/2011.................................     2,040,000
                            BBB-      Baa3       2,000,000      PSEG Energy Holdings, 8.625% due
                                                                  2/15/2008.................................     1,940,500
                            BB        Ba2        1,500,000      Sierra Pacific Power Company, 8% due
                                                                  6/01/2008.................................     1,418,275
                                                                Tucson Electric & Power Co.(f):
                            NR*       NR*        3,374,300        +10.211% due 1/01/2009....................     3,408,043
                            NR*       NR*          500,000        +10.732% due 1/01/2013....................       540,000
                                                                                                              ------------
                                                                                                                42,463,779
--------------------------------------------------------------------------------------------------------------------------
WIRELESS--1.9%              B-        Caa1       2,300,000      American Tower Corporation, 9.375% due
                                                                  2/01/2009.................................     1,265,000
                            D         Ca         7,505,000      McCaw International Ltd., 12.484% due
                                                                  4/15/2007(c)(d)...........................        93,813
                            B-        Caa1       8,000,000      Millicom International Cellular SA, 13.31%
                                                                  due 6/01/2006(d)..........................     2,800,000
                            D         Ca         3,500,000      Nextel International Inc., 12.75% due
                                                                  8/01/2010(c)..............................        52,500
                            CCC+      B3         5,975,000      Nextel Partners Inc., 13.434% due
                                                                  2/01/2009(d)..............................     1,613,250
                            BBB       Baa2         808,000      TRITEL PCS Inc., 10.375% due 1/15/2011......       735,280
                                                                                                              ------------
                                                                                                                 6,559,843
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                (COST--$381,391,390)--82.3%                    282,480,251
--------------------------------------------------------------------------------------------------------------------------
                                                    SHARES
                                                      HELD                    PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.7%                                   2,149      Cumulus Media, Inc. (Series A), 13.75%(a)...     2,428,189
--------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.5%                                   77,551      CSC Holdings Inc., (Series A)(a)............     4,963,264
--------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                           5,511      NTL Incorporated (Series B)(a)(c)...........       110,223
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--0.2%                             20,000      Primedia, Inc. (Series H)...................       600,000
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.9%                           120,000      California Federal Bank (Series A)..........     3,133,200
--------------------------------------------------------------------------------------------------------------------------
STEEL--0.9%                                        120,000      United States Steel LLC.....................     3,036,000
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.1%                             5,876      Intermedia Communications Inc.
                                                                  (Convertible)(a)(c).......................       293,788
--------------------------------------------------------------------------------------------------------------------------
WIRELESS--0.3%                                       3,660      Nextel Communications, Inc. (Series
                                                                  D)(a)(c)..................................     1,061,409
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                (COST--$31,381,058)--4.6%                       15,626,073
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                                 SHARES
INDUSTRY                                          HELD                         COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                     5,000      Allied Signal Litigation Trust(c)...........  $          0
                                                     5,000      Breed Creditors Litigation Trust(c).........             0
                                                                                                              ------------
                                                                                                                         0
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.1%                                  83,974      On Command Corporation(c)...................       141,076
                                                    24,865      UnitedGlobalCom Inc. (Class A)(c)...........        68,130
                                                                                                              ------------
                                                                                                                   209,206
--------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &                                2,000      Tribo Petroleum Corporation (Class A)(c)....             0
PRODUCTION--0.0%
--------------------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                       117,808      GB Holdings Inc.(c).........................       314,547
                                                     6,154      JCC Holding Company(c)......................        46,155
                                                                                                              ------------
                                                                                                                   360,702
--------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.0%                                 38,000      RBX Corporation(c)..........................        57,000
--------------------------------------------------------------------------------------------------------------------------
METAL & MINING--0.3%                                80,000      Horizon Natural Resources Company(c)........       880,000
--------------------------------------------------------------------------------------------------------------------------
WIRELESS--0.0%                                       9,190      Nextel Communications, Inc. (Class A)(c)....        29,408
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                                (COST--$7,596,303)--0.5%                         1,536,316
--------------------------------------------------------------------------------------------------------------------------
                                                                                WARRANTS(h)
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.0%                                  29,830      On Command Corporation......................         1,492
--------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.0%                                    2,809      Grand Union Co..............................             3
--------------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                                      4,000      Pliant Corporation..........................        40,000
--------------------------------------------------------------------------------------------------------------------------
RETAIL--0.0%                                        17,307      Bradlees Inc................................            17
--------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                            750      Republic Technologies.......................             8
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN WARRANTS
                                                                (COST--$4,789,200)--0.0%                            41,520
--------------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--4.3%                       $14,837,000      General Motors Acceptance Corp., 2.10% due
                                                                  7/01/2002.................................    14,834,404
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY                           4,000,000      Fannie Mae, 1.74% due 7/10/2002.............     3,997,680
OBLIGATIONS**--5.5%                             15,000,000      Freddie Mac Participation Certificates,
                                                                  1.70% due 7/09/2002.......................    14,992,208
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                (COST--$33,824,292)--9.8%                       33,824,292
--------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--
                                                                (COST--$458,982,243)--97.2%.................   333,508,452
                                                                OTHER ASSETS LESS LIABILITIES--2.8%.........     9,606,497
                                                                                                              ------------
                                                                NET ASSETS--100.0%..........................  $343,114,949
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Floating rate note.

(c) Non-income producing security.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Subject to principal paydowns.

(g) Each $1,000 face amount contains one warrant of Australis Media Ltd.

(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,948,000, representing 1.2% of net assets.
--------------------------------------------------------------------------------

ISSUE                                                          ACQUISITION DATE(S)        COST         VALUE
---------------------------------------------------------------------------------------------------------------
Tucson Electric & Power Co.:
  10.211% due 1/01/2009.....................................   6/16/1993-6/01/1998     $3,261,154    $3,408,043
  10.732% due 1/01/2013.....................................        3/01/1993             661,050       540,000
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  $3,922,204    $3,948,043
                                                                                       ==========    ==========
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$458,982,243).......                  $ 333,508,452
Cash........................................................                      3,237,629
Receivables:
  Interest..................................................  $   7,655,137
  Securities sold...........................................      1,916,818
  Dividends.................................................        476,089
  Capital shares sold.......................................         70,091      10,118,135
                                                              -------------
Prepaid expenses............................................                         33,164
                                                                              -------------
Total assets................................................                    346,897,380
                                                                              -------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................      3,283,565
  Capital shares redeemed...................................        181,574
  Investment adviser........................................        128,804       3,593,943
                                                              -------------
Accrued expenses and other liabilities......................                        188,488
                                                                              -------------
Total liabilities...........................................                      3,782,431
                                                                              -------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 343,114,949
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                  $   4,928,092
Paid-in capital in excess of par............................                    567,908,989
Undistributed investment income--net........................  $   2,682,239
Accumulated realized capital losses on investments--net.....   (106,930,580)
Unrealized depreciation on investments--net.................   (125,473,791)
                                                              -------------
Total accumulated losses--net...............................                   (229,722,132)
                                                                              -------------
NET ASSETS..................................................                  $ 343,114,949
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $343,114,949 and 49,280,918
  shares outstanding........................................                  $        6.96
                                                                              =============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................             $ 16,111,965
Dividends...................................................                1,242,624
Other income................................................                    7,565
                                                                         ------------
Total income................................................               17,362,154
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $841,270
Accounting services.........................................    61,193
Transfer agent fees.........................................    24,106
Professional fees...........................................    19,345
Printing and shareholder reports............................    17,460
Custodian fees..............................................    15,018
Pricing services............................................    10,006
Directors' fees and expenses................................     7,017
Registration fees...........................................        25
Other.......................................................     6,411
                                                              --------
Total expenses..............................................                1,001,851
                                                                         ------------
Investment income--net......................................               16,360,303
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (33,760,401)
Change in unrealized depreciation on investments--net.......                7,665,756
                                                                         ------------
Total realized and unrealized loss on investments--net......              (26,094,645)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ (9,734,342)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $16,360,303     $ 44,470,976
Realized loss on investments--net...........................    (33,760,401)     (34,286,627)
Change in unrealized depreciation on investments--net.......      7,665,756        6,504,510
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (9,734,342)      16,688,859
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................    (18,289,882)     (43,789,624)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      6,415,875      (12,520,404)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (21,608,349)     (39,621,169)
Beginning of period.........................................    364,723,298      404,344,467
                                                                ------------    ------------
End of period*..............................................    $343,114,949    $364,723,298
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $ 2,682,239     $  4,611,818
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                    FOR THE SIX
                                                         MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2002         2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $   7.53     $   8.06    $   9.59    $  10.11    $  11.52
                                                           --------     --------    --------    --------    --------
Investment income--net+................................         .33          .88         .96        1.00        1.05
Realized and unrealized loss on investments--net.......        (.53)        (.55)      (1.59)       (.43)      (1.40)
                                                           --------     --------    --------    --------    --------
Total from investment operations.......................        (.20)         .33        (.63)        .57        (.35)
                                                           --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................        (.37)        (.86)       (.90)      (1.09)      (1.02)
  In excess of investment income--net..................          --           --          --          --++        --
  In excess of realized gain on investments--net.......          --           --          --          --        (.04)
                                                           --------     --------    --------    --------    --------
Total dividends and distributions......................        (.37)        (.86)       (.90)      (1.09)      (1.06)
                                                           --------     --------    --------    --------    --------
Net asset value, end of period.........................    $   6.96     $   7.53    $   8.06    $   9.59    $  10.11
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      (2.78%)+++    4.01%      (7.09%)      5.95%      (3.09%)
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .56%*        .58%        .54%        .52%        .53%
                                                           ========     ========    ========    ========    ========
Investment income--net.................................       9.20%*      10.82%      10.72%      10.10%       9.52%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $343,115     $364,723    $404,344    $498,392    $521,900
                                                           ========     ========    ========    ========    ========
Portfolio turnover.....................................      28.42%       32.01%      28.63%      23.14%      33.63%
                                                           ========     ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income V.I. Fund (the "Fund")(formerly High Current Income Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of

--------------------------------------------------------------------------------

losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Core Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and ..40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2002, the aggregate average daily net assets of the Fund and Core Bond Fund was approximately $1,022,882,773.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.


For the six months ended June 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $5,813 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2002, Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, earned $2,371 for providing security price quotations to compute the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $6,590 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $92,683,831 and $111,594,320, respectively.

  Net realized losses for the six months ended June 30, 2002 and net unrealized losses as of June 30, 2002 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                         Losses         Losses
------------------------------------------------------------------
Long-term investments...............  $(33,760,401)  $(125,473,791)
                                      ------------   -------------

Total...............................  $(33,760,401)  $(125,473,791)
                                      ============   =============
------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $124,767,437, of which $6,307,760 related to appreciated securities and $131,075,197 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $458,275,889.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2002                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,105,800    $  8,131,724

Shares issued to shareholders in
 reinvestment of dividends............    2,483,153      18,289,882
                                         ----------    ------------

Total issued..........................    3,588,953      26,421,606

Shares redeemed.......................   (2,724,414)    (20,005,731)
                                         ----------    ------------

Net increase..........................      864,539    $  6,415,875
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,525,803    $ 12,188,414

Shares issued to shareholders in
 reinvestment of dividends...........   5,484,317      43,789,624
                                       ----------    ------------

Total issued.........................   7,010,120      55,978,038

Shares redeemed......................  (8,769,554)    (68,498,442)
                                       ----------    ------------

Net decrease.........................  (1,759,434)   $(12,520,404)
                                       ==========    ============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One,

--------------------------------------------------------------------------------

N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Fund's rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $70,951,446, of which $3,029,074 expires in 2006, $9,712,654 expires in 2007,
$23,145,308 expires in 2008 and $35,064,410 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On July 3, 2002, the Company's Board of Directors declared an ordinary income dividend in the amount of $.052813 per Class A Share, payable on July 3, 2002 to shareholders of record as of June 30, 2002.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Index 500 V.I. Fund. For the six months ended June 30, 2002, the Index 500 V.I. Fund's Class A Shares had a total return of -13.39%. This return closely matched that of the Fund's benchmark, the unmanaged Standard & Poor's (S&P) 500 Index, which returned -13.16% for the same period.

  The modest gain recorded by the S&P 500 Index during the year's first quarter was not sustained in the second quarter. Nevertheless, the recent trend of value stocks outperforming growth stocks continued throughout the first six months of the year, even though both styles recorded negative results during that time. For example, the unmanaged Russell 1000 Value Index returned -4.78%, while the unmanaged Russell 1000 Growth Index returned -20.78%. Investors generally preferred value to growth during the past six months because of ongoing disappointment about prospects for companies' future earnings growth. Moreover, industry overcapacity and dwindling capital expenditures continued to put a damper on growth companies' recovery.

  The technology sector's negative first-quarter performance continued throughout the second quarter. The sector posted a return of -24.99%--the worst year-to-date loss of any component of the S&P 500 Index. In fact, seven out of 12 S&P 500 Index sectors experienced a loss for the first six months of 2002. The largest gain was posted by materials and processing, which had a return of +8.29%. Producer durables managed to post a return of +3.30% for the first six months of the year, down from its large first-quarter gain.

INVESTMENT ENVIRONMENT

  Although the first quarter of 2002 was rather uneventful, the second quarter was not. The markets were on edge but restrained during the year's first three months, as the United States continued its war against terrorism and encountered mixed signals of economic recovery. Markets turned highly volatile during the second quarter, however, with the volatility due mainly to high profile corporate bankruptcies, increased concerns about accounting standards, and heightened geopolitical risks. All of these factors contributed to sharp declines in the major market indexes, which by the end of June approached lows not seen since the days following September 11, 2001. With the markets highly unstable, the Federal Reserve Board decided to keep interest rates unchanged throughout the six-month period.

  As we reach the halfway point of 2002, the market seems as jittery as ever, with major indexes at or near their 52-week lows. With investor confidence shaken almost daily by new revelations, it is hard to determine if we are close to reaching a market bottom. Recent data confirm that the economy is continuing to expand. However, several of the factors that have driven the bulk of this growth--including the swing in inventory investment and the growth in final demand--appear to have moderated, and the degree of future strengthening remains uncertain. The economy's future direction will depend on many different factors. With terrorism gripping the Middle East and threatening the entire world, along with investors' ongoing fears about accounting practices, we expect the market to continue to be choppy and rotational as these factors battle an improving economy for investors' attention. Nevertheless, we think that the Federal Reserve Board's focus on continued productivity growth, price stability, and sustainable global economic expansion is reason for a favorable outlook.

IN CONCLUSION

  We appreciate your investment in Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   -18.39%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                  + 3.28
--------------------------------------------------------------------------------
Inception (12/13/96) to 6/30/02                                           + 6.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2002                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -13.39%        -18.39%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
3M Co. ........................   16,273   $  2,001,579
ACE Limited....................    9,800        309,680
+ADC Telecommunications,
  Inc. ........................   34,249         78,430
+The AES Corporation...........   21,822        118,275
AFLAC Incorporated.............   21,642        692,544
ALLTEL Corporation.............   12,287        577,489
+AMR Corporation...............    6,735        113,552
+AOL Time Warner Inc. .........  188,048      2,766,186
AT&T Corp. ....................  159,795      1,709,806
+AT&T Wireless Services
  Inc. ........................  113,259        662,565
Abbott Laboratories............   65,320      2,459,298
Adobe Systems Incorporated.....    9,680        275,880
Adolph Coors Company (Class
  B)...........................    1,541         96,004
+Advanced Micro Devices,
  Inc. ........................   15,072        146,500
Aetna Inc. (New Shares)........    5,343        256,304
+Agilent Technologies, Inc. ...   20,194        477,588
Air Products and Chemicals,
  Inc. ........................    9,089        458,722
Alberto-Culver Company (Class
  B)...........................    2,521        120,504
Albertson's, Inc. .............   17,047        519,252
Alcan Aluminium Ltd. ..........   13,461        505,057
Alcoa Inc. ....................   34,924      1,157,731
Allegheny Energy, Inc. ........    5,422        139,616
Allegheny Technologies
  Incorporated.................    3,561         56,264
Allergan Inc. .................    4,927        328,877
+Allied Waste Industries,
  Inc. ........................    8,694         83,462
The Allstate Corporation.......   29,745      1,099,970
+Altera Corporation............   16,047        218,239
Ambac Financial Group, Inc. ...    4,432        297,830
Amerada Hess Corporation.......    3,705        305,662
Ameren Corporation.............    5,997        257,931
American Electric Power
  Company, Inc. ...............   12,518        500,970
American Express Company.......   55,678      2,022,225
American Greetings Corporation
  (Class A)....................    2,813         46,865
American International Group,
  Inc. ........................  109,507      7,471,663
+American Power Conversion
  Corporation..................    8,576        108,315
+American Standard Companies,
  Inc. ........................    2,900        217,790
AmerisourceBergen
  Corporation..................    4,435        337,060
+Amgen Inc. ...................   43,541      1,823,497
AmSouth Bancorporation.........   16,230        363,227
Anadarko Petroleum
  Corporation..................   10,268        506,212
+Analog Devices, Inc. .........   15,773        468,458
+Andrew Corporation............    3,625         51,946
Anheuser-Busch Companies,
  Inc. ........................   36,731      1,836,550
Aon Corporation................   11,475        338,283
Apache Corporation.............    5,222        300,161
+Apollo Group, Inc. (Class
  A)...........................    7,200        283,752
+Apple Computer, Inc. .........   14,195        251,535
Applera Corporation-Applied
  Biosystems Group.............    9,252        180,321
+Applied Materials, Inc. ......   69,662      1,324,971
+Applied Micro Circuits
  Corporation..................    9,421         44,561
Archer-Daniels-Midland
  Company......................   29,082        371,959

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Ashland Inc. ..................    3,091   $    125,185
Autodesk, Inc. ................    3,126         41,419
Automatic Data Processing,
  Inc. ........................   25,955      1,130,340
+AutoZone, Inc. ...............    4,408        340,738
+Avaya Inc. ...................   12,413         61,444
Avery Dennison Corporation.....    4,867        305,404
Avon Products, Inc. ...........    9,897        517,019
BB&T Corporation...............   19,496        752,546
The B.F. Goodrich Company......    4,463        121,929
+BJ Services Company...........    6,600        223,608
+BMC Software, Inc. ...........   10,701        177,637
Baker Hughes Incorporated......   14,108        469,655
Ball Corporation...............    2,418        100,299
Bank of America Corporation....   65,039      4,576,144
The Bank of New York Company,
  Inc. ........................   29,932      1,010,205
Bank One Corporation...........   49,165      1,891,869
Barrick Gold Corporation.......   22,200        421,578
Bausch & Lomb Incorporated.....    2,273         76,941
Baxter International Inc. .....   24,358      1,082,713
The Bear Stearns Companies
  Inc. ........................    4,153        254,164
Becton, Dickinson and
  Company......................   11,288        388,872
+Bed Bath & Beyond Inc. .......   11,648        439,596
BellSouth Corporation..........   78,425      2,470,387
Bemis Company, Inc. ...........    2,378        112,955
+Best Buy Co., Inc. ...........   13,312        483,226
+Big Lots, Inc. ...............    4,945         97,318
+Biogen, Inc. .................    5,723        237,104
Biomet, Inc. ..................   10,525        285,438
The Black & Decker
  Corporation..................    3,585        172,797
The Boeing Company.............   35,828      1,612,260
Boise Cascade Corporation......    2,579         89,053
+Boston Scientific
  Corporation..................   16,991        498,176
Bristol-Myers Squibb Company...   81,163      2,085,889
+Broadcom Corporation (Class
  A)...........................   11,398        199,921
+Brown-Forman Corporation
  (Class B)....................    3,009        207,621
Brunswick Corporation..........    3,876        108,528
Burlington Northern Santa Fe
  Corp. .......................   16,066        481,980
Burlington Resources Inc. .....    9,268        352,184
+CIENA Corporation.............   11,903         49,874
CIGNA Corporation..............    5,763        561,431
CMS Energy Corporation.........    5,654         62,081
C.R. Bard, Inc. ...............    2,627        148,636
CSX Corporation................    8,854        310,333
CVS Corporation................   17,057        521,944
+Calpine Corporation...........   14,587        102,547
Campbell Soup Company..........   17,893        494,920
Capital One Financial
  Corporation..................    8,832        539,194
Cardinal Health, Inc. .........   18,937      1,162,921
Carnival Corporation...........   25,073        694,271
Caterpillar Inc. ..............   14,042        687,356
+Cendant Corporation...........   44,828        711,869
Centex Corporation.............    2,186        126,329
CenturyTel, Inc. ..............    6,202        182,959
The Charles Schwab
  Corporation..................   57,865        648,088

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Charter One Financial, Inc. ...    9,511   $    326,988
ChevronTexaco Corporation......   44,711      3,956,924
+Chiron Corporation............    7,221        254,901
The Chubb Corporation..........    6,498        460,058
Cincinnati Financial
  Corporation..................    7,036        327,385
Cinergy Corp. .................    6,973        250,958
Cintas Corporation.............    7,136        352,518
Circuit City Stores-Circuit
  City Group...................    8,665        162,469
+Cisco Systems, Inc. ..........  307,915      4,295,414
Citigroup Inc. ................  216,251      8,379,726
+Citizens Communications
  Company......................   12,503        104,525
+Citrix Systems, Inc. .........    8,129         49,099
+Clear Channel Communications,
  Inc. ........................   24,645        789,133
The Clorox Company.............   10,368        428,717
The Coca-Cola Company..........  103,996      5,823,776
Coca-Cola Enterprises Inc. ....   18,937        418,129
Colgate-Palmolive Company......   22,585      1,130,379
+Comcast Corporation (Class
  A)...........................   39,011        914,028
Comerica Incorporated..........    7,326        449,816
Computer Associates
  International, Inc. .........   25,310        402,176
+Computer Sciences
  Corporation..................    7,108        339,762
+Compuware Corporation.........   16,118         97,836
+Comverse Technology, Inc. ....    6,376         59,042
ConAgra, Inc. .................   20,732        573,240
+Concord EFS, Inc. ............   21,008        633,181
Conoco Inc. ...................   26,268        730,251
+Conseco, Inc. ................   14,803         29,606
Consolidated Edison, Inc. .....    9,358        390,697
Constellation Energy Group.....    7,152        209,840
+Convergys Corporation.........    7,534        146,762
Cooper Industries, Ltd. (Class
  A)...........................    4,615        181,369
Cooper Tire & Rubber Company...    3,206         65,883
+Corning Incorporated..........   40,758        144,691
+Costco Wholesale
  Corporation..................   18,705        722,387
Countrywide Credit Industries,
  Inc. ........................    5,190        250,417
Crane Co. .....................    2,627         66,673
Cummins Engine Company,
  Inc. ........................    1,795         59,414
DTE Energy Company.............    7,223        322,435
Dana Corporation...............    6,498        120,408
Danaher Corporation............    6,033        400,290
Darden Restaurants, Inc. ......    7,261        179,347
Deere & Company................    9,988        478,425
+Dell Computer Corporation.....  109,276      2,856,475
Delphi Automotive Systems
  Corporation..................   24,585        324,522
Delta Air Lines, Inc. .........    5,399        107,980
Deluxe Corporation.............    3,097        120,442
Devon Energy Corporation.......    6,929        341,461
Dillard's, Inc. (Class A)......    3,726         97,957
Dollar General Corporation.....   14,488        275,707
Dominion Resources, Inc. ......   10,661        705,758
Dover Corporation..............    8,934        312,690
The Dow Chemical Company.......   36,936      1,269,860
Dow Jones & Company, Inc. .....    3,785        183,383
Duke Energy Corporation........   33,726      1,048,879
Dynegy Inc. (Class A)..........   12,846         92,491

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
E.I. du Pont de Nemours and
  Company......................   41,596   $  1,846,863
+EMC Corporation...............   92,904        701,425
EOG Resources, Inc. ...........    5,016        199,135
Eastman Chemical Company.......    3,358        157,490
Eastman Kodak Company..........   11,511        335,776
Eaton Corporation..............    2,989        217,450
Ecolab Inc. ...................    5,638        260,645
+Edison International..........   14,096        239,632
El Paso Corporation............   23,412        482,521
Electronic Data Systems
  Corporation..................   19,738        733,267
Eli Lilly and Company..........   47,048      2,653,507
Emerson Electric Co. ..........   17,075        913,683
Engelhard Corporation..........    5,730        162,274
Entergy Corporation............    9,672        410,480
Equifax Inc. ..................    6,279        169,533
Equity Office Properties
  Trust........................   18,280        550,228
Equity Residential Properties
  Trust........................   11,200        322,000
Exelon Corporation.............   14,039        734,240
Exxon Mobil Corporation++......  283,946     11,619,070
FPL Group, Inc. ...............    6,707        402,353
Family Dollar Stores, Inc. ....    7,527        265,327
Fannie Mae.....................   41,734      3,077,882
+Federated Department Stores,
  Inc. ........................    8,430        334,671
FedEx Corp. ...................   12,455        665,097
Fifth Third Bancorp............   24,019      1,600,866
First Data Corporation.........   31,334      1,165,625
First Tennessee National
  Corporation..................    4,100        157,030
FirstEnergy Corp. .............   13,788        460,243
+Fiserv, Inc. .................    7,955        292,028
FleetBoston Financial
  Corporation..................   42,960      1,389,756
Fluor Corporation..............    3,474        135,312
Ford Motor Company.............   76,671      1,226,736
+Forest Laboratories, Inc. ....    7,309        517,477
Fortune Brands, Inc. ..........    6,299        352,744
Franklin Resources, Inc. ......   11,622        495,562
Freddie Mac....................   29,050      1,777,860
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B).........    6,008        107,243
Gannett Co., Inc. .............   10,647        808,107
The Gap, Inc. .................   36,263        514,935
+Gateway Inc. .................   14,179         62,955
General Dynamics Corporation...    8,164        868,241
General Electric Company++.....  417,265     12,121,548
General Mills, Inc. ...........   14,908        657,145
General Motors Corporation.....   22,983      1,228,441
Genuine Parts Company..........    7,538        262,850
+Genzyme Corporation...........    8,600        165,464
Georgia-Pacific Group..........    9,904        243,440
The Gillette Company...........   43,358      1,468,535
Golden West Financial
  Corporation..................    6,999        481,391
The Goodyear Tire & Rubber
  Company......................    6,934        129,735
Great Lakes Chemical
  Corporation..................    2,211         58,569
+Guidant Corporation...........   12,591        380,626
H & R Block, Inc. .............    8,081        372,938

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
HCA Inc. ......................   21,555   $  1,023,862
+HEALTHSOUTH Corporation.......   17,076        218,402
H.J. Heinz Company.............   14,649        602,074
Halliburton Company............   18,202        290,140
Harley-Davidson, Inc. .........   12,652        648,668
+Harrah's Entertainment,
  Inc. ........................    4,755        210,884
The Hartford Financial Services
  Group, Inc. .................   10,377        617,120
Hasbro, Inc. ..................    7,545        102,310
+Health Management Associates,
  Inc. (Class A)...............   10,100        203,515
+Hercules Incorporated.........    4,776         55,402
Hershey Foods Corporation......    6,374        398,375
Hewlett-Packard Company........  126,443      1,932,049
Hilton Hotels Corporation......   16,163        224,666
The Home Depot, Inc. ..........   98,559      3,620,072
Honeywell International
  Inc. ........................   34,263      1,207,085
Household International,
  Inc. ........................   18,725        930,632
+Humana Inc. ..................    7,457        116,553
Huntington Bancshares
  Incorporated.................   11,005        213,717
IMS Health Incorporated........   12,948        232,417
ITT Industries, Inc. ..........    3,878        273,787
Illinois Tool Works Inc. ......   12,266        837,768
+Immunex Corporation...........   23,970        535,490
+Inco Limited..................    8,002        181,165
Ingersoll-Rand Company (Class
  A)...........................    7,079        323,227
Intel Corporation..............  281,488      5,142,786
International Business Machines
  Corporation..................   71,634      5,157,648
International Flavors &
  Fragrances Inc. .............    4,199        136,426
+International Game
  Technology...................    3,277        185,806
International Paper Company....   19,724        859,572
The Interpublic Group of
  Companies, Inc. .............   16,433        406,881
+Intuit Inc. ..................    9,093        452,104
J.C. Penney Company, Inc. .....   10,035        220,971
+JDS Uniphase Corporation......   63,177        169,946
J.P. Morgan Chase & Co. .......   83,391      2,828,623
+Jabil Circuit, Inc. ..........    8,415        177,641
Jefferson-Pilot Corporation....    6,666        313,302
John Hancock Financial
  Services, Inc. ..............   13,399        471,645
Johnson & Johnson..............  127,453      6,660,694
Johnson Controls, Inc. ........    3,823        311,995
+Jones Apparel Group, Inc. ....    5,300        198,750
KB HOME........................    1,489         76,698
+KLA-Tencor Corporation........    7,700        338,723
+Kadant Inc. ..................        1             17
Kellogg Company................   17,089        612,812
Kerr-McGee Corporation.........    4,421        236,745
KeyCorp........................   18,603        507,862
KeySpan Corporation............    6,017        226,540
Kimberly-Clark Corporation.....   21,521      1,334,302
Kinder Morgan, Inc. ...........    5,848        222,341
+King Pharmaceuticals, Inc. ...   10,716        238,431
Knight Ridder, Inc. ...........    3,235        203,643
+Kohl's Corporation............   13,725        961,848
+The Kroger Co. ...............   33,226        661,197
+LSI Logic Corporation.........   15,796        138,215
Leggett & Platt,
  Incorporated.................    8,655        202,527

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Lehman Brothers Holdings,
  Inc. ........................   10,201   $    637,767
+Lexmark International Group,
  Inc. (Class A)...............    5,407        294,141
The Limited, Inc. .............   21,765        463,594
Lincoln National Corporation...    7,831        328,902
Linear Technology
  Corporation..................   13,064        410,602
Liz Claiborne, Inc. ...........    4,508        143,354
Lockheed Martin Corporation....   18,133      1,260,243
Loews Corporation..............    8,676        465,901
Louisiana-Pacific
  Corporation..................    4,587         48,576
Lowe's Companies, Inc. ........   32,111      1,457,839
+Lucent Technologies Inc. .....  149,242        247,742
MBIA, Inc. ....................    6,488        366,767
MBNA Corporation...............   35,626      1,178,152
MGIC Investment Corporation....    4,667        316,423
+Manor Care, Inc. .............    4,549        104,627
Marathon Oil Corporation.......   13,523        366,744
Marriott International, Inc.
  (Class A)....................   10,683        406,488
Marsh & McLennan Companies,
  Inc. ........................   11,230      1,084,818
Marshall & Ilsley
  Corporation..................    9,200        284,556
Masco Corporation..............   20,151        546,294
Mattel, Inc. ..................   18,280        385,342
+Maxim Integrated Products,
  Inc. ........................   13,587        520,790
The May Department Stores
  Company......................   13,047        429,638
Maytag Corporation.............    3,336        142,280
+McDermott International,
  Inc. ........................    2,676         21,676
McDonald's Corporation.........   52,972      1,507,053
The McGraw-Hill Companies,
  Inc. ........................    8,152        486,674
McKesson HBOC, Inc. ...........   12,707        415,519
MeadWestvaco Corporation.......    8,642        290,026
+MedImmune, Inc. ..............   11,258        297,211
Medtronic, Inc. ...............   50,862      2,179,437
Mellon Financial Corporation...   17,411        547,228
Merck & Co., Inc. .............   94,779      4,799,609
+Mercury Interactive Corp. ....    2,966         68,099
Meredith Corporation...........    2,232         85,597
Merrill Lynch & Co., Inc.*.....   34,979      1,416,649
MetLife, Inc. .................   29,553        851,126
+Micron Technology, Inc. ......   25,726        520,180
+Microsoft Corporation++.......  227,243     12,298,391
Millipore Corporation..........    2,031         64,951
+Mirant Corporation............   15,770        115,121
Molex Incorporated.............    8,063        270,352
Moody's Corporation............    6,902        343,375
Morgan Stanley Dean Witter &
  Co. .........................   46,163      1,988,702
Motorola, Inc. ................   96,036      1,384,839
+NCR Corporation...............    4,270        147,742
NICOR, Inc. ...................    2,029         92,827
+NVIDIA Corporation............    5,500         94,490
+Nabors Industries, Ltd. ......    6,046        212,517
National City Corporation......   26,325        875,306
+National Semiconductor
  Corporation..................    7,454        217,433
+Navistar International
  Corporation..................    2,617         83,744
+Network Appliance, Inc. ......   13,465        167,101
The New York Times Company
  (Class A)....................    6,877        354,165

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Newell Rubbermaid Inc. ........   10,185   $    357,086
Newmont Mining Corporation.....   15,403        405,561
+Nextel Communications, Inc.
  (Class A)....................   39,324        126,230
Nike, Inc. (Class B)...........   10,617        569,602
NiSource Inc. .................    9,011        196,710
+Noble Corporation.............    4,587        177,058
Nordstrom, Inc. ...............    5,884        133,273
Norfolk Southern Corporation...   16,886        394,795
+Nortel Networks Corporation...  139,620        202,449
Northern Trust Corporation.....    8,601        378,960
Northrop Grumman Corporation...    4,488        561,000
+Novell, Inc. .................   15,782         50,660
+Novellus Systems, Inc. .......    5,742        195,228
Nucor Corporation..............    3,235        210,404
Occidental Petroleum
  Corporation..................   15,679        470,213
+Office Depot, Inc. ...........   13,040        219,072
Omnicom Group Inc. ............    7,617        348,859
+Oracle Corporation............  229,885      2,177,011
PACCAR Inc. ...................    3,964        175,962
+PG&E Corporation..............   16,981        303,790
+PMC-Sierra, Inc. .............    5,833         54,072
PNC Bank Corp. ................   11,664        609,794
PPG Industries, Inc. ..........    7,043        435,962
PPL Corporation................    6,379        211,017
+Pactiv Corporation............    6,967        165,815
Pall Corporation...............    5,410        112,257
+Palm, Inc. ...................   19,677         34,632
+Parametric Technology
  Corporation..................   11,577         41,434
Parker-Hannifin Corporation....    5,035        240,623
Paychex, Inc. .................   15,360        480,614
Peoples Energy Corporation.....    1,585         57,789
+PeopleSoft, Inc. .............   12,582        187,220
The Pepsi Bottling Group,
  Inc. ........................   11,804        363,563
PepsiCo, Inc. .................   74,039      3,568,680
PerkinElmer, Inc. .............    4,409         48,719
Pfizer Inc. ...................  262,228      9,177,980
Pharmacia Corporation..........   54,109      2,026,382
Phelps Dodge Corporation.......    3,444        141,893
Philip Morris Companies
  Inc.++.......................   89,589      3,913,248
Phillips Petroleum Company.....   15,434        908,754
Pinnacle West Capital
  Corporation..................    3,724        147,098
Pitney Bowes Inc. .............   10,815        429,572
Placer Dome Inc. ..............   13,784        154,519
Plum Creek Timber Company
  Inc. ........................    8,000        245,600
+Power-One, Inc. ..............    3,461         21,527
Praxair, Inc. .................    6,877        391,783
The Procter & Gamble Company...   54,453      4,862,653
Progress Energy, Inc. .........    9,529        495,603
The Progressive Corporation....    9,594        555,013
Providian Financial
  Corporation..................   12,579         73,965
Public Service Enterprise Group
  Incorporated.................    9,114        394,636
Pulte Corporation..............    2,521        144,907
+QLogic Corporation............    3,643        138,798
+QUALCOMM Incorporated.........   32,884        903,981
+Quintiles Transnational
  Corp. .......................    5,108         63,799

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
+Qwest Communications
  International Inc. ..........   66,696   $    186,749
R.R. Donnelley & Sons
  Company......................    5,144        141,717
RadioShack Corporation.........    7,283        218,927
+Rational Software
  Corporation..................    9,000         73,890
Raytheon Company...............   17,346        706,850
+Reebok International Ltd. ....    2,524         74,458
Regions Financial
  Corporation..................    9,970        350,446
Reliant Energy, Inc. ..........   12,683        214,343
+Robert Half International
  Inc. ........................    7,686        179,084
Rockwell Collins...............    7,983        218,894
Rockwell International
  Corporation..................    7,983        159,500
Rohm and Haas Company..........    9,588        388,218
Rowan Companies, Inc. .........    3,935         84,406
Royal Dutch Petroleum Company
  (NY Registered Shares).......   88,962      4,916,930
Ryder System, Inc. ............    2,684         72,710
SAFECO Corporation.............    4,044        124,919
SBC Communications Inc. .......  139,784      4,263,412
SLM Corporation................    6,741        653,203
SUPERVALU Inc. ................    5,792        142,078
SYSCO Corporation..............   26,571        723,263
+Sabre Holdings Corporation....    5,823        208,463
+Safeway Inc. .................   20,247        591,010
+Sanmina Corporation...........   20,209        127,519
Sara Lee Corporation...........   32,817        677,343
Schering-Plough Corporation....   60,811      1,495,951
Schlumberger Limited...........   23,645      1,099,493
Scientific-Atlanta, Inc. ......    5,680         93,436
+Sealed Air Corporation........    3,660        147,388
Sears, Roebuck & Co. ..........   13,095        711,059
Sempra Energy..................    9,017        199,546
The Sherwin-Williams Company...    6,866        205,499
+Siebel Systems, Inc. .........   20,257        288,055
Sigma-Aldrich Corporation......    3,317        166,348
Simon Property Group, Inc. ....    5,700        209,988
Snap-On Incorporated...........    2,541         75,442
+Solectron Corporation.........   35,435        217,925
The Southern Company...........   30,018        822,493
SouthTrust Corporation.........   14,938        390,181
Southwest Airlines Co. ........   33,375        539,340
Sprint Corporation.............   37,334        396,114
+Sprint Corp. (PCS Group)......   43,259        193,368
+St. Jude Medical, Inc. .......    3,297        243,483
The St. Paul Companies,
  Inc. ........................    9,397        365,731
The Stanley Works..............    3,741        153,418
+Staples, Inc. ................   17,895        352,532
+Starbucks Corporation.........   14,622        363,357
Starwood Hotels & Resorts
  Worldwide, Inc. .............    8,209        269,994
State Street Corporation.......   13,593        607,607
Stilwell Financial, Inc. ......    9,611        174,920
Stryker Corporation............    8,648        462,754
+Sun Microsystems, Inc. .......  134,212        672,402
Sunoco, Inc. ..................    3,578        127,484
SunTrust Banks, Inc. ..........   12,196        825,913
Symbol Technologies, Inc. .....   11,628         98,838
Synovus Financial Corp. .......   12,710        349,779
T. Rowe Price Group Inc. ......    5,393        177,322
TECO Energy, Inc. .............    5,915        146,396

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
The TJX Companies, Inc. .......   23,956   $    469,777
+TMP Worldwide Inc. ...........    4,171         89,677
TRW Inc. ......................    4,840        275,783
TXU Corp. .....................   10,358        533,955
Target Corporation.............   37,434      1,426,235
+Tektronix, Inc. ..............    4,131         77,291
+Tellabs, Inc. ................   17,233        108,913
Temple-Inland, Inc. ...........    1,554         89,914
+Tenet Healthcare
  Corporation..................   13,608        973,652
+Teradyne, Inc. ...............    7,638        179,493
Texas Instruments
  Incorporated.................   73,571      1,743,633
Textron, Inc. .................    6,180        289,842
+Thermo Electron Corporation...    7,936        130,944
Thomas & Betts Corporation.....    2,565         47,709
Tiffany & Co. .................    6,447        226,934
Torchmark Corporation..........    5,497        209,985
+Toys 'R' Us, Inc. ............    8,668        151,430
Transocean Inc. ...............   13,911        433,328
Tribune Company................   13,077        568,850
Tupperware Corporation.........    2,512         52,225
Tyco International Ltd. .......   83,563      1,128,936
U.S. Bancorp...................   81,804      1,910,123
UST Inc. ......................    7,199        244,766
Unilever NV (NY Registered
  Shares)......................   24,604      1,594,339
Union Pacific Corporation......    9,907        626,915
Union Planters Corporation.....    9,012        291,718
+Unisys Corporation............   13,869        124,821
United States Steel
  Corporation..................    3,889         77,352
United Technologies
  Corporation..................   19,482      1,322,828
UnitedHealth Group
  Incorporated.................   12,799      1,171,748
+Univision Communications Inc.
  (Class A)....................    9,098        285,677
Unocal Corporation.............   10,710        395,627
UnumProvident Corporation......   10,589        269,490
+VERITAS Software
  Corporation..................   17,715        350,580
V. F. Corporation..............    4,908        192,443

                                 SHARES
         COMMON STOCKS            HELD        VALUE
-------------------------------------------------------
Verizon Communications.........  115,018   $  4,617,973
+Viacom, Inc. (Class B)........   74,707      3,314,750
Visteon Corporation............    5,774         81,991
+Vitesse Semiconductor
  Corporation..................    9,935         31,395
Vulcan Materials Company.......    4,450        194,910
W. W. Grainger, Inc. ..........    4,121        206,462
Wachovia Corporation...........   57,322      2,188,554
Walgreen Co. ..................   42,844      1,655,064
Wal-Mart Stores, Inc. .........  186,216     10,243,742
The Walt Disney Company........   85,382      1,613,720
Washington Mutual, Inc. .......   40,515      1,503,512
Waste Management, Inc. ........   27,110        706,216
+Waters Corporation............    6,400        170,880
+Watson Pharmaceuticals,
  Inc. ........................    4,640        117,253
+Wellpoint Health Networks
  Inc. ........................    5,584        434,491
Wells Fargo Company............   71,603      3,584,446
Wendy's International, Inc. ...    4,819        191,941
Weyerhaeuser Company...........    9,229        589,272
Whirlpool Corporation..........    2,834        185,230
The Williams Companies,
  Inc. ........................   21,607        129,426
Winn-Dixie Stores, Inc. .......    6,123         95,458
Wm. Wrigley Jr. Company........    9,916        548,851
Worthington Industries,
  Inc. ........................    3,772         68,273
Wyeth..........................   55,551      2,844,211
XL Capital Ltd. (Class A)......    5,255        445,098
Xcel Energy, Inc. .............   13,884        232,835
+Xerox Corporation.............   30,423        212,048
+Xilinx, Inc. .................   13,913        312,069
+YUM! Brands, Inc. ............   12,442        363,929
+Yahoo! Inc. ..................   24,842        366,668
+Zimmer Holdings, Inc. ........    8,516        303,681
Zions Bancorporation...........    4,124        214,860
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$367,658,346)--99.0%                 380,505,290
VARIATION MARGIN ON FINANCIAL FUTURES
CONTRACTS**--0.0%.......................        (44,277)
OTHER ASSETS LESS LIABILITIES--1.0%.....      3,869,277
                                           ------------
NET ASSETS--100.0%......................   $384,330,290
                                           ============

--------------------------------------------------------------------------------

  + Non-income producing security.

 ++ Portions of holdings pledged as collateral for financial future contracts.

  * An affiliate of the Fund.

 ** Financial futures contracts purchased as of June 30, 2002 were as follows:

-----------------------------------------------------------------------
NUMBER OF                                      EXPIRATION
CONTRACTS                ISSUE                    DATE         VALUE
-----------------------------------------------------------------------
   17       S&P 500 Financial Futures Index  September 2002  $4,207,925
-----------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (CONTRACT
PRICE--$4,252,042)                                           $4,207,925
                                                             ==========
-----------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $13,524,285) (identified cost--$367,658,346)..............                 $380,505,290
Investments held as collateral for loaned securities, at
  value.....................................................                   14,343,000
Receivables:
  Securities sold...........................................  $  5,132,586
  Dividends.................................................       477,159
  Capital shares sold.......................................        87,921
  Loaned securities.........................................         4,722      5,702,388
                                                              ------------
Prepaid expenses............................................                       41,393
                                                                             ------------
Total assets................................................                  400,592,071
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   14,343,000
Payables:
  Custodian bank............................................     1,088,330
  Capital shares redeemed...................................       535,906
  Investment adviser........................................        92,025
  Securities purchased......................................        57,106
  Variation margin..........................................        44,277      1,817,644
                                                              ------------
Accrued expenses............................................                      101,137
                                                                             ------------
Total liabilities...........................................                   16,261,781
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $384,330,290
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  3,042,070
Paid-in capital in excess of par............................                  404,980,723
Undistributed investment income--net........................  $  2,350,074
Accumulated realized capital losses on investments--net.....   (38,845,404)
Unrealized appreciation on investments--net.................    12,802,827
                                                              ------------
Total accumulated losses--net...............................                  (23,692,503)
                                                                             ------------
NET ASSETS..................................................                 $384,330,290
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $384,330,290 and 30,420,698
  shares outstanding........................................                 $      12.63
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $16,665 foreign withholding tax)..........             $  3,121,550
Interest....................................................                  109,566
Securities lending--net.....................................                   29,360
                                                                         ------------
Total income................................................                3,260,476
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $664,006
Accounting services.........................................    78,156
Professional fees...........................................    24,840
Transfer agent fees.........................................    21,985
Printing and shareholder reports............................    21,900
Custodian fees..............................................    21,055
Directors' fees and expenses................................     9,246
Pricing services............................................       804
Registration fees...........................................       107
Other.......................................................    34,386
                                                              --------
Total expenses..............................................                  876,485
                                                                         ------------
Investment income--net......................................                2,383,991
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (14,661,150)
Change in unrealized appreciation/depreciation on
  investments--net..........................................              (48,422,909)
                                                                         ------------
Total realized and unrealized loss on investments--net......              (63,084,059)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(60,700,068)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 2,383,991     $  4,676,279
Realized loss on investments--net...........................    (14,661,150)     (13,275,102)
Change in unrealized appreciation/depreciation on
  investments--net..........................................    (48,422,909)     (59,817,774)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........    (60,700,068)     (68,416,597)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................             --       (4,675,024)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................             --       (4,675,024)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    (37,344,091)      10,299,404
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (98,044,159)     (62,792,217)
Beginning of period.........................................    482,374,449      545,166,666
                                                                ------------    ------------
End of period*..............................................    $384,330,290    $482,374,449
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $ 2,350,074     $    (33,917)
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



THE FOLLOWING PER SHARE DATA AND RATIOS                                                 CLASS A
HAVE BEEN DERIVED FROM INFORMATION PROVIDED                   -----------------------------------------------------------
IN THE FINANCIAL STATEMENTS.                                  FOR THE SIX
                                                              MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002         2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $  14.58     $  16.79    $  18.73    $  16.23    $  13.48
                                                                --------     --------    --------    --------    --------
Investment income--net....................................           .07+         .15         .16         .19         .18
Realized and unrealized gain (loss) on investments--net...         (2.02)       (2.21)      (1.91)       3.05        3.40
                                                                --------     --------    --------    --------    --------
Total from investment operations..........................         (1.95)       (2.06)      (1.75)       3.24        3.58
                                                                --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................            --         (.15)       (.16)       (.37)       (.17)
  In excess of investment income--net.....................            --           --          --++++       --         --
  Realized gain on investments--net.......................            --           --          --        (.18)       (.66)
  In excess of realized gain on investments--net..........            --           --        (.03)       (.19)         --
                                                                --------     --------    --------    --------    --------
Total dividends and distributions.........................            --         (.15)       (.19)       (.74)       (.83)
                                                                --------     --------    --------    --------    --------
Net asset value, end of period............................      $  12.63     $  14.58    $  16.79    $  18.73    $  16.23
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................       (13.39%)++   (12.28%)     (9.37%)     20.50%      28.28%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................          .40%*        .40%        .35%        .35%        .36%
                                                                ========     ========    ========    ========    ========
Investment income--net....................................         1.08%*        .94%        .88%       1.13%       1.36%
                                                                ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................      $384,330     $482,374    $545,167    $586,394    $403,217
                                                                ========     ========    ========    ========    ========
Portfolio turnover........................................         4.63%        3.46%       7.31%      26.35%      11.92%
                                                                ========     ========    ========    ========    ========


-------------------------------------------------------------------------------------------------------------------------

* Annualized.
**Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.
++++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Index 500 V.I. Fund (the "Fund") (formerly Index 500 Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary for a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $10,529,625 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $4,314,265 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $10,028,735 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002,

--------------------------------------------------------------------------------

QA Advisors received $10,298 in securities lending agent fees.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $9,282 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $20,101,050 and $36,002,070, respectively.

  Net realized losses for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

-------------------------------------------------------------------
                                        Realized       Unrealized
                                         Losses      Gains (Losses)
-------------------------------------------------------------------
Long-term investments...............  $(14,074,481)   $12,846,944
Financial futures contracts.........      (586,669)       (44,117)
                                      ------------    -----------
Total...............................  $(14,661,150)   $12,802,827
                                      ============    ===========
-------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $12,846,944, of which $78,988,030 related to appreciated securities and $66,141,086 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $367,658,346.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2002                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,433,776    $ 20,124,101
Shares redeemed.......................   (4,090,174)    (57,468,192)
                                         ----------    ------------
Net decrease..........................   (2,656,398)   $(37,344,091)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,773,093    $ 71,922,215
Shares issued to shareholders in
 reinvestment of dividends...........     317,043       4,675,024
                                       ----------    ------------
Total issued.........................   5,090,136      76,597,239
Shares redeemed......................  (4,483,632)    (66,297,835)
                                       ----------    ------------
Net increase.........................     606,504    $ 10,299,404
                                       ==========    ============
-----------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $18,021,582, of which $3,261,712 expires in 2008 and $14,759,870 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Large Cap Core V.I. Fund. For the six-month period ended June 30, 2002, the Fund's total return was -3.70%. On a relative basis, the Fund greatly outperformed its benchmark, the unmanaged Russell 1000 Index, which returned -12.82% for the same six-month period. Despite the challenging market environment during the last six months, we were able to produce favorable relative performance compared to the benchmark and other large cap funds. At the sector level, the Fund received the largest positive contributions to performance from stock selection in the consumer discretionary, financial, health care and telecommunications services sectors, as well as from underweighting the telecommunications services sector. On the negative side, our underweight in the energy and materials sectors detracted slightly from results.

  At the individual-stock level, the most significant positive contributors to performance were Fortune Brands, Inc., Lennar Corporation, Tyson Foods, Inc., GreenPoint Financial Corp., Oxford Health Plans, Inc., WellPoint Health Networks Inc. and Trigon Healthcare, Inc. The Fund also benefited from an underweight position in AOL Time Warner Inc.

INVESTMENT ENVIRONMENT

  We see the current environment as reasonably positive for U.S. stocks. Corporate profits are improving, though not at the unsustainable levels attained in the late 1990s. In fact, more stocks have been rising than falling recently, though the poor performance of securities with huge market capitalizations has generated declines in broad market indexes. The overall market's failure to rally largely reflects high valuation levels, although confidence has also been damaged by disclosures of corporate accounting irregularities. We continue to believe that the U.S. economic recovery will be sustained, leading to further gains in corporate profits and rising investor confidence. However, we think that high valuations will constrain the pace of the recovery.

PORTFOLIO MATTERS

  The Fund invests in a diversified portfolio of stocks of large companies found in the Russell 1000 Index. Through our investment process, we attempt to add value through both security selection and portfolio construction. The Fund's security selection approach considers both quantitative criteria--including measures of earnings momentum, earnings surprise, and valuation--and certain fundamental characteristics. Our portfolio construction process involves risk-management strategies to strike an appropriate balance between investment styles, market capitalization, sectors and individual security selection.

  During the period, we took advantage of low valuations to buy cyclical stocks in anticipation of an economic recovery. Consequently, we increased our weightings in the materials and consumer staples sectors while reducing our weighting in health care. The Fund's largest stock purchases included Apple Computer, Inc., Raytheon Company, Symantec Corporation, U.S. Bancorp and Xerox Corporation. Its largest sales included Computer Associates International, First Data Corporation, Freddie Mac, Johnson & Johnson, Trigon Healthcare, Inc. and Valero Energy Corporation. Our focus remained on reasonably valued sectors and stocks that we believed would deliver strong near-term earnings. Accordingly, we overweighted the consumer discretionary, consumer staples and industrials sectors while underweighting energy, telecommunications services and financials. Because we anticipate that mid and large cap stocks may outperform mega cap stocks, we have positioned the Fund toward the lower end of its permissible market-capitalization range.

IN CONCLUSION

  We appreciate your investment in Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   - 6.82%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                  + 5.41
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                                                   +10.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    -3.70%        -6.82%
-----------------------------------------------------------------------------------------

*
Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
    INDUSTRIES         HELD                            COMMON STOCKS                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE &            102,000    Lockheed Martin Corporation.............................  $  7,089,000       1.3%
DEFENSE                164,000    Raytheon Company........................................     6,683,000       1.2
                                                                                            ------------     -----
                                                                                              13,772,000       2.5
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS        131,000    +Lear Corporation.......................................     6,058,750       1.1
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES             32,000    General Motors Corporation..............................     1,710,400       0.3
---------------------------------------------------------------------------------------------------------------------
BANKS                  108,000    Astoria Financial Corporation...........................     3,461,400       0.6
                       173,000    Bank of America Corporation.............................    12,172,280       2.2
                        32,000    Commerce Bancorp, Inc. .................................     1,414,400       0.3
                        11,000    Golden West Financial Corporation.......................       756,580       0.1
                       125,000    GreenPoint Financial Corp. .............................     6,137,500       1.1
                        79,000    Hibernia Corporation (Class A)..........................     1,563,410       0.3
                       210,000    National City Corporation...............................     6,982,500       1.3
                       116,000    North Fork Bancorporation...............................     4,617,960       0.8
                       361,000    U.S. Bancorp............................................     8,429,350       1.5
                       111,000    Union Planters Corporation..............................     3,593,070       0.7
                        42,000    Wachovia Corporation....................................     1,603,560       0.3
                       214,000    Washington Mutual, Inc. ................................     7,941,540       1.4
                                                                                            ------------     -----
                                                                                              58,673,550      10.6
---------------------------------------------------------------------------------------------------------------------
BEVERAGES               96,000    Adolph Coors Company (Class B)..........................     5,980,800       1.1
                        23,000    The Coca-Cola Company...................................     1,288,000       0.2
                       275,000    Coca-Cola Enterprises Inc. .............................     6,072,000       1.1
                       180,000    +Constellation Brands, Inc. (Class A)...................     5,760,000       1.0
                       152,000    The Pepsi Bottling Group, Inc. .........................     4,681,600       0.9
                                                                                            ------------     -----
                                                                                              23,782,400       4.3
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY          123,000    +SICOR Inc. ............................................     2,280,420       0.4
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES     36,000    +Concord EFS, Inc. .....................................     1,084,680       0.2
  & SUPPLIES           138,000    Deluxe Corporation......................................     5,366,820       1.0
                       138,000    H & R Block, Inc. ......................................     6,368,700       1.1
                       137,000    Pitney Bowes Inc. ......................................     5,441,640       1.0
                                                                                            ------------     -----
                                                                                              18,261,840       3.3
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS         296,000    +Advanced Fibre Communications, Inc. ...................     4,892,880       0.9
EQUIPMENT               46,000    +Cisco Systems, Inc. ...................................       641,240       0.1
                        83,000    +L-3 Communications Holdings, Inc. .....................     4,482,000       0.8
                                                                                            ------------     -----
                                                                                              10,016,120       1.8
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &            354,000    +Apple Computer, Inc. ..................................     6,269,340       1.1
PERIPHERALS            111,000    +Dell Computer Corporation..............................     2,907,090       0.5
                        24,000    International Business Machines Corporation.............     1,728,000       0.3
                       257,000    +Storage Technology Corporation.........................     4,104,290       0.8
                                                                                            ------------     -----
                                                                                              15,008,720       2.7
---------------------------------------------------------------------------------------------------------------------
CONTAINERS &            77,000    Bemis Company, Inc. ....................................     3,657,500       0.7
PACKAGING              218,000    +Pactiv Corporation.....................................     5,188,400       0.9
                                                                                            ------------     -----
                                                                                               8,845,900       1.6
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED            106,000    Capital One Financial Corporation.......................     6,471,300       1.2
  FINANCIALS.......
                       174,000    Citigroup Inc. .........................................     6,742,500       1.2
                       277,000    +E* TRADE Group, Inc. ..................................     1,512,420       0.3
                                                                                            ------------     -----
                                                                                              14,726,220       2.7
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED             28,000    SBC Communications Inc. ................................       854,000       0.2
TELECOMMUNICATION
SERVICES

                        27,000    Verizon Communications..................................     1,084,050       0.2
                                                                                            ------------     -----
                                                                                               1,938,050       0.4
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES     344,000    +Edison International...................................     5,848,000       1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC             126,000    +Tech Data Corporation..................................     4,767,840       0.9
  EQUIPMENT &
INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
    INDUSTRIES         HELD                            COMMON STOCKS                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG            209,000    SUPERVALU Inc. .........................................  $  5,126,770       0.9%
RETAILING               30,000    +Whole Foods Market, Inc. ..............................     1,446,300       0.3
                                                                                            ------------     -----
                                                                                               6,573,070       1.2
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS          438,000    Archer-Daniels-Midland Company..........................     5,602,020       1.0
                        59,000    +Smithfield Foods, Inc. ................................     1,094,450       0.2
                       408,000    Tyson Foods, Inc. (Class A).............................     6,328,080       1.2
                                                                                            ------------     -----
                                                                                              13,024,550       2.4
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE             16,000    C.R. Bard, Inc. ........................................       905,280       0.2
EQUIPMENT &            165,000    +Guidant Corporation....................................     4,987,950       0.9
  SUPPLIES
                                                                                            ------------     -----
                                                                                               5,893,230       1.1
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE             66,000    CIGNA Corporation.......................................     6,429,720       1.2
PROVIDERS &            306,000    +Caremark Rx, Inc. .....................................     5,049,000       0.9
  SERVICES             238,000    +DaVita, Inc. ..........................................     5,664,400       1.0
                        97,000    +Express Scripts, Inc. (Class A)........................     4,860,670       0.9
                       360,000    +HEALTHSOUTH Corporation................................     4,604,400       0.8
                       362,000    +Humana Inc. ...........................................     5,658,060       1.0
                       120,000    +Oxford Health Plans, Inc. .............................     5,575,200       1.0
                        71,000    +Quest Diagnostics Incorporated.........................     6,109,550       1.1
                       698,000    +Service Corporation International......................     3,371,340       0.6
                        97,000    +Tenet Healthcare Corporation...........................     6,940,350       1.3
                        87,000    UnitedHealth Group Incorporated.........................     7,964,850       1.4
                        82,000    +WellPoint Health Networks Inc. ........................     6,380,420       1.2
                                                                                            ------------     -----
                                                                                              68,607,960      12.4
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS    184,000    +Mandalay Resort Group..................................     5,072,880       0.9
  &
LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES     216,000    D.R. Horton, Inc. ......................................     5,622,480       1.0
                       114,000    Fortune Brands, Inc. ...................................     6,384,000       1.2
                        94,000    Lennar Corporation......................................     5,752,800       1.0
                        91,000    +Mohawk Industries, Inc. ...............................     5,599,230       1.0
                        49,000    Pulte Corporation.......................................     2,816,520       0.5
                        83,000    Whirlpool Corporation...................................     5,424,880       1.0
                                                                                            ------------     -----
                                                                                              31,599,910       5.7
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS     149,000    The Procter & Gamble Company............................    13,305,700       2.4
---------------------------------------------------------------------------------------------------------------------
IT CONSULTING &        135,000    +Computer Sciences Corporation..........................     6,453,000       1.2
SERVICES
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL             415,000    General Electric Company................................    12,055,750       2.2
CONGLOMERATES
---------------------------------------------------------------------------------------------------------------------
INSURANCE               57,000    American International Group, Inc. .....................     3,889,110       0.7
                       146,000    Old Republic International Corporation..................     4,599,000       0.8
                       145,000    The PMI Group, Inc. ....................................     5,539,000       1.0
                                                                                            ------------     -----
                                                                                              14,027,110       2.5
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &    189,000    Mattel, Inc. ...........................................     3,984,120       0.7
PRODUCTS
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL       249,000    J.C. Penney Company, Inc. ..............................     5,482,980       1.0
                        70,000    Nordstrom, Inc. ........................................     1,585,500       0.3
                       120,000    Sears, Roebuck & Co. ...................................     6,516,000       1.2
                        68,000    Wal-Mart Stores, Inc. ..................................     3,740,680       0.6
                                                                                            ------------     -----
                                                                                              17,325,160       3.1
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS     669,000    +Xerox Corporation......................................     4,662,930       0.9
---------------------------------------------------------------------------------------------------------------------
OIL & GAS              275,000    Exxon Mobil Corporation.................................    11,253,000       2.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                      SHARES                                                                               PERCENT OF
    INDUSTRIES         HELD                            COMMON STOCKS                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS         87,000    Johnson & Johnson.......................................  $  4,546,620       0.8%
                        29,000    Merck & Co., Inc. ......................................     1,468,560       0.3
                       219,000    Pfizer Inc. ............................................     7,665,000       1.4
                                                                                            ------------     -----
                                                                                              13,680,180       2.5
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL            180,000    CSX Corporation.........................................     6,309,000       1.1
                       271,000    Norfolk Southern Corporation............................     6,335,980       1.2
                       104,000    Union Pacific Corporation...............................     6,581,120       1.2
                                                                                            ------------     -----
                                                                                              19,226,100       3.5
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR          110,000    Intel Corporation.......................................     2,009,700       0.4
EQUIPMENT & PRODUCTS   223,000    +Microchip Technology...................................     6,114,660       1.1
                                                                                            ------------     -----
                                                                                               8,124,360       1.5
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                60,000    Autodesk, Inc. .........................................       795,000       0.1
                       139,000    +Intuit Inc. ...........................................     6,909,690       1.3
                       163,000    +Microsoft Corporation..................................     8,916,100       1.6
                       193,000    +Symantec Corporation...................................     6,340,050       1.2
                                                                                            ------------     -----
                                                                                              22,960,840       4.2
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL       334,000    +AutoNation, Inc. ......................................     4,843,000       0.9
                        76,000    +AutoZone, Inc. ........................................     5,874,800       1.1
                       126,000    +Best Buy Co., Inc. ....................................     4,573,800       0.8
                        82,000    +Borders Group, Inc. ...................................     1,508,800       0.3
                        72,000    Circuit City Stores--Circuit City Group.................     1,350,000       0.2
                       208,000    +Foot Locker, Inc. .....................................     3,005,600       0.5
                        21,000    The Home Depot, Inc. ...................................       771,330       0.1
                        76,000    The Limited, Inc. ......................................     1,618,800       0.3
                       156,000    Lowe's Companies, Inc. .................................     7,082,400       1.3
                       325,000    +Office Depot, Inc. ....................................     5,460,000       1.0
                       145,000    Ross Stores, Inc. ......................................     5,908,750       1.1
                       302,000    The TJX Companies, Inc. ................................     5,922,220       1.1
                                                                                            ------------     -----
                                                                                              47,919,500       8.7
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &    188,000    Liz Claiborne, Inc. ....................................     5,978,400       1.1
LUXURY GOODS           101,000    Nike, Inc. (Class B)....................................     5,418,650       1.0
                       197,000    +Reebok International Ltd. .............................     5,811,500       1.0
                                                                                            ------------     -----
                                                                                              17,208,550       3.1
---------------------------------------------------------------------------------------------------------------------
TOBACCO                251,000    Philip Morris Companies Inc. ...........................    10,963,680       2.0
                        97,000    R.J. Reynolds Tobacco Holdings, Inc. ...................     5,213,750       0.9
                       154,000    UST Inc. ...............................................     5,236,000       1.0
                                                                                            ------------     -----
                                                                                              21,413,430       3.9
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES       98,000    Genuine Parts Company...................................     3,417,260       0.6
  &................
DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS (COST--$535,713,201)..................   553,478,800     100.4
                                  LIABILITIES IN EXCESS OF OTHER ASSETS...................    (2,329,533)     (0.4)
                                                                                            ------------     -----
                                  NET ASSETS..............................................  $551,149,267     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $104,743,847)
  (identified cost--$535,713,201)...........................                  $553,478,800
Investments held as collateral for loaned securities, at
  value.....................................................                   108,942,700
Foreign cash (cost--$366)...................................                           354
Receivables:
  Dividends.................................................  $    559,097
  Loaned securities.........................................        25,351
  Capital shares sold.......................................         4,338         588,786
                                                              ------------
Prepaid expenses............................................                        68,559
                                                                              ------------
Total assets................................................                   663,079,199
                                                                              ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   108,942,700
Payables:
  Custodian bank............................................     2,095,439
  Capital shares redeemed...................................       603,196
  Investment adviser........................................       197,746       2,896,381
                                                              ------------
Accrued expenses............................................                        90,851
                                                                              ------------
Total liabilities...........................................                   111,929,932
                                                                              ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $551,149,267
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                  $  2,433,219
Paid-in capital in excess of par............................                   625,521,455
Undistributed investment income--net........................  $  2,113,574
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (96,684,568)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    17,765,587
                                                              ------------
Total accumulated losses--net...............................                   (76,805,407)
                                                                              ------------
NET ASSETS..................................................                  $551,149,267
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $551,149,267 and 24,332,189
  shares outstanding........................................                  $      22.65
                                                                              ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                 $  3,595,892
Securities lending--net.....................................                       89,340
Interest....................................................                        4,447
                                                                             ------------
Total income................................................                    3,689,679
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,300,742
Accounting services.........................................        97,030
Custodian fees..............................................        78,500
Professional fees...........................................        30,597
Printing and shareholder reports............................        27,002
Transfer agent fees.........................................        20,629
Directors' fees and expenses................................        11,262
Pricing services............................................         1,688
Registration fees...........................................            10
Other.......................................................         8,626
                                                              ------------
Total expenses..............................................                    1,576,086
                                                                             ------------
Investment income--net......................................                    2,113,593
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain on investments--net...........................                    1,483,969
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (24,771,369)
  Foreign currency transactions--net........................            16    (24,771,353)
                                                              ------------   ------------
Total realized loss on investments and foreign currency
  transactions--net.........................................                  (23,287,384)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $(21,173,791)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX         FOR THE
                                                                MONTHS ENDED      YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
DECREASE IN NET ASSETS:                                             2002             2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 2,113,593      $   5,552,308
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      1,483,969        (65,288,549)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    (24,771,353)         1,966,163
                                                                ------------     -------------
Net decrease in net assets resulting from operations........    (21,173,791)       (57,770,078)
                                                                ------------     -------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................         (4,242)        (4,957,348)
Realized gain on investments--net:
  Class A...................................................             --            (60,007)
                                                                ------------     -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................         (4,242)        (5,017,355)
                                                                ------------     -------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (24,410,224)      (102,033,531)
                                                                ------------     -------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (45,588,257)      (164,820,964)
Beginning of period.........................................    596,737,524        761,558,488
                                                                ------------     -------------
End of period*..............................................    $551,149,267     $ 596,737,524
                                                                ============     =============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $ 2,113,574      $       4,223
                                                                ============     =============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN        -----------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL       FOR THE SIX
STATEMENTS.                                                MONTHS
                                                            ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,      --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2002          2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................   $  23.52      $  25.61    $  39.93    $  38.12    $  38.42
                                                          --------      --------    --------    --------    --------
Investment income--net+................................        .09           .20         .44         .19         .34
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net...................       (.96)        (2.09)      (4.16)      10.46        4.80
                                                          --------      --------    --------    --------    --------
Total from investment operations.......................       (.87)        (1.89)      (3.72)      10.65        5.14
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................         --++        (.20)       (.48)       (.56)       (.35)
  In excess of investment income--net..................         --            --        (.16)       (.02)         --
  Realized gain on investments--net....................         --            --++     (8.58)      (8.26)      (5.09)
  In excess of realized gain on investments--net.......         --            --       (1.38)         --          --
                                                          --------      --------    --------    --------    --------
Total dividends and distributions......................         --          (.20)     (10.60)      (8.84)      (5.44)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period.........................   $  22.65      $  23.52    $  25.61    $  39.93    $  38.12
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................     (3.70%)+++    (7.39%)     (9.85%)     31.43%      15.58%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................       .55%*         .53%        .49%        .49%        .49%
                                                          ========      ========    ========    ========    ========
Investment income--net.................................       .73%*         .86%       1.14%        .52%        .95%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............   $551,149      $596,738    $761,558    $958,313    $862,897
                                                          ========      ========    ========    ========    ========
Portfolio turnover.....................................     59.09%       170.43%     102.12%      77.73%     100.29%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*  Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Amount is less than $.01 per share.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Core V.I. Fund (the "Fund") (formerly Large Cap Core Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated invest-

--------------------------------------------------------------------------------

ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
..500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $27,260,475 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $32,735,485 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $76,207,215 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $36,102 in securities lending agent fees.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  For the six months ended June 30, 2002, the Fund reimbursed MLIM $11,253 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $345,776,052 and $362,085,206, respectively.

  Net realized gains for the six months ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

------------------------------------------------------------------
                                        Realized      Unrealized
                                         Gains      Gains (Losses)
------------------------------------------------------------------
Long-term investments................  $1,483,969    $17,765,599
Foreign currency transactions........          --            (12)
                                       ----------    -----------
Total................................  $1,483,969    $17,765,587
                                       ==========    ===========
------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $17,765,599, of which $58,526,186 related to appreciated securities and $40,760,587 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $535,713,201.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2002                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................      618,955   $ 14,736,244
Shares issued to shareholders in
 reinvestment of dividends............          176          4,242
                                         ----------   ------------
Total issued..........................      619,131     14,740,486
Shares redeemed.......................   (1,659,251)   (39,150,710)
                                         ----------   ------------
Net decrease..........................   (1,040,120)  $(24,410,224)
                                         ==========   ============
------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                      Dollar
December 31, 2001                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     228,928   $   5,393,178
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     211,707       5,017,355
                                       ----------   -------------
Total issued.........................     440,635      10,410,533
Shares redeemed......................  (4,799,984)   (112,444,064)
                                       ----------   -------------
Net decrease.........................  (4,359,349)  $(102,033,531)
                                       ==========   =============
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $73,889,758, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Large Cap Value V.I. Fund. For the six-month period ended June 30, 2002, the Fund's total return was +2.63%. On a relative basis, the Fund greatly outperformed its benchmark, the Russell 1000 Value Index, which returned -4.78%. Despite the challenging market environment during the last six months, we were able to produce positive relative performance compared to the benchmark and other large cap value funds.

  At the sector level, the Fund received the largest positive contributions to performance from stock selection in the consumer discretionary, financial, health care, and telecommunications services sectors, as well as from underweighting the telecommunications services sector. On the negative side, the largest detractor to performance was our overweight in the technology sector.

  At the individual-stock level, the most significant positive contributors to performance were Fortune Brands, Inc., Lennar Corporation, GreenPoint Financial Corp., Trigon Healthcare, Inc. and Humana Inc. In addition, performance also benefited from our decision to underweight AOL Time Warner Inc., Citigroup Inc., International Business Machines Corporation and WorldCom, Inc.

INVESTMENT ENVIRONMENT

  We see the current environment as reasonably positive for U.S. stocks. Corporate profits are improving, though not at the unsustainable levels attained in the late 1990s. In fact, more stocks have been rising than falling recently, though the poor performance of securities with huge market capitalizations has generated declines in broad market indexes. The overall market's failure to rally largely reflects high valuation levels, although confidence has also been damaged by disclosures of corporate accounting irregularities. We continue to believe that the U.S. economic recovery will be sustained, leading to further gains in corporate profits and rising investor confidence. However, we think that high valuations will constrain the pace of the recovery.

PORTFOLIO MATTERS

  The Fund invests in a diversified portfolio of stocks of large companies found in the Russell 1000 Value Index. Through our investment process, we attempt to add value through both security selection and portfolio construction. The Fund's security selection approach considers both quantitative criteria--including measures of earnings momentum, earnings surprise, and valuation--and certain fundamental characteristics. Our portfolio construction process involves risk-management strategies to strike an appropriate balance between investment styles, market capitalization, sectors and individual security selection.

  During the period, we took advantage of low valuations to buy cyclical stocks in anticipation of an economic recovery. In particular, we increased the Fund's weightings in the materials and consumer staples sectors and reduced its weighting in health care. The Fund's largest stock purchases included Bank of America Corporation, Exxon Mobil Corporation, U.S. Bancorp and Wachovia Corporation, while its largest sales included Boston Scientific Corporation, Comerica Incorporated, Fannie Mae and HCA Inc. Our focus remained on reasonably valued sectors and stocks that we believed would deliver strong near-term earnings. Accordingly, we overweighted the consumer discretionary, consumer staples, and health care sectors while underweighting energy, telecommunications services, utilities and financials. Because we anticipate that mid and large cap stocks may outperform mega cap stocks, we have positioned the Fund toward the lower end of its permissible market-capitalization range.

IN CONCLUSION

  We appreciate your investment in Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/02                                         +1.05%
----------------------------------------------------------------------
Inception (4/23/01) to 6/30/02                                 +4.77%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH      SINCE INCEPTION
AS OF JUNE 30, 2002                                           TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------------------------------------------
Class A Shares                                                   +2.63%           +1.05%
---------------------------------------------------------------------------------------------

*Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on 4/23/01.

 Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                          STOCKS                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE              7,000      Lockheed Martin Corporation...................    $   486,500       1.5%
                                10,000      Raytheon Company..............................        407,500       1.3
                                                                                              -----------     -----
                                                                                                  894,000       2.8
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                 19,400      Dana Corporation..............................        359,482       1.1
                                 8,100      +Lear Corporation.............................        374,625       1.2
                                                                                              -----------     -----
                                                                                                  734,107       2.3
----------------------------------------------------------------------------------------------------------------------
BANKS                           12,300      AmSouth Bancorporation........................        275,274       0.8
                                 6,600      Astoria Financial Corporation.................        211,530       0.7
                                14,500      Bank of America Corporation...................      1,020,220       3.2
                                 7,500      Bank One Corporation..........................        288,600       0.9
                                 3,700      City National Corporation.....................        198,875       0.6
                                 7,600      Commerce Bancorp, Inc. .......................        335,920       1.0
                                 4,900      Golden West Financial Corporation.............        337,022       1.0
                                 7,400      GreenPoint Financial Corp. ...................        363,340       1.1
                                 7,500      Hibernia Corporation (Class A)................        148,425       0.5
                                12,500      National City Corporation.....................        415,625       1.3
                                 1,900      North Fork Bancorporation.....................         75,639       0.2
                                 5,900      Roslyn Bancorp, Inc. .........................        128,797       0.4
                                16,300      Sovereign Bancorp, Inc. ......................        243,685       0.8
                                26,400      U.S. Bancorp..................................        616,440       1.9
                                 5,700      Union Planters Corporation....................        184,509       0.6
                                17,500      Wachovia Corporation..........................        668,150       2.1
                                 4,730      Washington Federal, Inc. .....................        119,480       0.4
                                15,100      Washington Mutual, Inc. ......................        560,361       1.7
                                                                                              -----------     -----
                                                                                                6,191,892      19.2
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                        5,500      Adolph Coors Company (Class B)................        342,650       1.0
                                14,600      Coca-Cola Enterprises Inc. ...................        322,368       1.0
                                12,000      +Constellation Brands, Inc. (Class A).........        384,000       1.2
                                10,100      The Pepsi Bottling Group, Inc. ...............        311,080       1.0
                                                                                              -----------     -----
                                                                                                1,360,098       4.2
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &            8,600      Deluxe Corporation............................        334,454       1.0
SUPPLIES                         7,800      H & R Block, Inc. ............................        359,970       1.1
                                 7,200      Pitney Bowes Inc. ............................        285,984       0.9
                                                                                              -----------     -----
                                                                                                  980,408       3.0
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   8,400      +Advanced Fibre Communications, Inc...........        138,852       0.4
EQUIPMENT                       13,200      +Polycom, Inc. ...............................        158,004       0.5
                                                                                              -----------     -----
                                                                                                  296,856       0.9
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS         20,900      +Apple Computer, Inc. ........................        370,139       1.2
                                18,400      +Storage Technology Corporation...............        293,848       0.9
                                                                                              -----------     -----
                                                                                                  663,987       2.1
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING           1,400      Bemis Company, Inc. ..........................         66,500       0.2
                                15,300      +Pactiv Corporation...........................        364,140       1.1
                                                                                              -----------     -----
                                                                                                  430,640       1.3
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS          13,700      Citigroup Inc. ...............................        530,875       1.6
                                23,400      +E* TRADE Group, Inc. ........................        127,764       0.4
                                                                                              -----------     -----
                                                                                                  658,639       2.0
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                      1,500      Verizon Communications........................         60,225       0.2
TELECOMMUNICATION SERVICES
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES              19,900      +Edison International.........................        338,300       1.1
                                 7,700      Entergy Corporation...........................        326,788       1.0
                                                                                              -----------     -----
                                                                                                  665,088       2.1
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &           5,100      +Tech Data Corporation........................        192,984       0.6
INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                          STOCKS                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING           13,400      Albertson's, Inc. ............................    $   408,164       1.2%
                                12,600      SUPERVALU Inc. ...............................        309,078       1.0
                                                                                              -----------     -----
                                                                                                  717,242       2.2
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                   22,400      Archer-Daniels-Midland Company................        286,496       0.9
                                 5,900      Kellogg Company...............................        211,574       0.7
                                23,100      Tyson Foods, Inc. (Class A)...................        358,281       1.1
                                                                                              -----------     -----
                                                                                                  856,351       2.7
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &          4,200      CIGNA Corporation.............................        409,164       1.3
SERVICES                        13,900      +DaVita, Inc. ................................        330,820       1.0
                                25,400      +HEALTHSOUTH Corporation......................        324,866       1.0
                                 2,400      +Henry Schein, Inc. ..........................        106,776       0.3
                                21,800      +Humana Inc. .................................        340,734       1.1
                                 6,800      Omnicare, Inc. ...............................        178,568       0.6
                                16,300      +Service Corporation International............         78,729       0.2
                                 6,300      +Tenet Healthcare Corporation.................        450,765       1.4
                                 3,900      UnitedHealth Group Incorporated...............        357,045       1.1
                                 4,900      +WellPoint Health Networks Inc. ..............        381,269       1.2
                                                                                              -----------     -----
                                                                                                2,958,736       9.2
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &            5,700      +Harrah's Entertainment, Inc. ................        252,795       0.8
LEISURE                         10,700      +Mandalay Resort Group........................        294,999       0.9
                                 4,400      +YUM! Brands, Inc. ...........................        128,700       0.4
                                                                                              -----------     -----
                                                                                                  676,494       2.1
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES              13,500      D.R. Horton, Inc. ............................        351,405       1.1
                                 5,300      Fortune Brands, Inc. .........................        296,800       0.9
                                 4,900      Lennar Corporation............................        299,880       0.9
                                 5,200      Maytag Corporation............................        221,780       0.7
                                 5,300      +Mohawk Industries, Inc. .....................        326,109       1.0
                                 5,800      Pulte Corporation.............................        333,384       1.0
                                 3,800      Whirlpool Corporation.........................        248,368       0.8
                                                                                              -----------     -----
                                                                                                2,077,726       6.4
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS              10,300      The Procter & Gamble Company..................        919,790       2.8
----------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES         8,000      +Computer Sciences Corporation................        382,400       1.2
                                 3,400      Electronic Data Systems Corporation...........        126,310       0.4
                                                                                              -----------     -----
                                                                                                  508,710       1.6
----------------------------------------------------------------------------------------------------------------------
INSURANCE                        9,900      Old Republic International Corporation........        311,850       0.9
                                 9,000      The PMI Group, Inc. ..........................        343,800       1.1
                                 7,000      The Progressive Corporation...................        404,950       1.3
                                                                                              -----------     -----
                                                                                                1,060,600       3.3
----------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &              6,200      Mattel, Inc. .................................        130,696       0.4
PRODUCTS
----------------------------------------------------------------------------------------------------------------------
MACHINERY                        1,500      Pentair, Inc. ................................         72,120       0.2
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                 8,500      J.C. Penney Company, Inc. ....................        187,170       0.6
                                 5,700      The May Department Stores Company.............        187,701       0.6
                                 7,600      Sears, Roebuck & Co. .........................        412,680       1.3
                                 3,600      Target Corporation............................        137,160       0.4
                                                                                              -----------     -----
                                                                                                  924,711       2.9
----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS              38,300      +Xerox Corporation............................        266,951       0.8
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                       27,800      Exxon Mobil Corporation.......................      1,137,576       3.5
                                14,200      Ocean Energy Inc. ............................        307,714       1.0
                                                                                              -----------     -----
                                                                                                1,445,290       4.5
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          7,200      International Paper Company...................        313,776       1.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                      PERCENT OF
INDUSTRY                          HELD                          STOCKS                           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                     11,000      CSX Corporation...............................    $   385,550       1.2%
                                17,800      Norfolk Southern Corporation..................        416,164       1.3
                                 6,700      Union Pacific Corporation.....................        423,976       1.3
                                                                                              -----------     -----
                                                                                                1,225,690       3.8
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                         7,700      +Intuit Inc. .................................        382,767       1.2
                                13,900      +Network Associates, Inc. ....................        267,853       0.8
                                                                                              -----------     -----
                                                                                                  650,620       2.0
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                23,400      +AutoNation, Inc. ............................        339,300       1.1
                                 3,500      +AutoZone, Inc. ..............................        270,550       0.9
                                 7,800      +Borders Group, Inc. .........................        143,520       0.4
                                11,000      Circuit City Stores--Circuit City Group.......        206,250       0.6
                                10,200      +Foot Locker, Inc. ...........................        147,390       0.5
                                17,800      The Limited, Inc. ............................        379,140       1.2
                                19,900      +Office Depot, Inc. ..........................        334,320       1.0
                                 8,100      Ross Stores, Inc. ............................        330,075       1.0
                                 8,700      +Staples, Inc. ...............................        171,390       0.5
                                                                                              -----------     -----
                                                                                                2,321,935       7.2
----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &              3,200      Nike, Inc. (Class B)..........................        171,680       0.5
LUXURY GOODS                     7,200      +Reebok International Ltd. ...................        212,400       0.7
                                                                                              -----------     -----
                                                                                                  384,080       1.2
----------------------------------------------------------------------------------------------------------------------
TOBACCO                         14,200      Philip Morris Companies Inc. .................        620,256       1.9
                                 5,900      R.J. Reynolds Tobacco Holdings, Inc. .........        317,125       1.0
                                 9,500      UST Inc. .....................................        323,000       1.0
                                                                                              -----------     -----
                                                                                                1,260,381       3.9
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS IN STOCKS
                                            (COST--$31,038,411)...........................     31,900,823      98.9
----------------------------------------------------------------------------------------------------------------------
                                  FACE
                                AMOUNT                  SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $170,000      General Motors Acceptance Corp., 2.10% due
                                              7/01/2002...................................        169,970       0.5
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                            (COST--$169,970)                                      169,970       0.5
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$31,208,381).........     32,070,793      99.4
                                            OTHER ASSETS LESS LIABILITIES.................        181,717       0.6
                                                                                              -----------     -----
                                            NET ASSETS....................................    $32,252,510     100.0%
                                                                                              ===========     =====
----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$31,208,381)........               $32,070,793
Cash........................................................                       288
Receivables:
  Capital shares sold.......................................  $ 163,367
  Dividends.................................................     31,536        194,903
                                                              ---------
Prepaid expenses............................................                    18,627
                                                                           -----------
Total assets................................................                32,284,611
                                                                           -----------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     18,340
  Capital shares redeemed...................................        205         18,545
                                                              ---------
Accrued expenses............................................                    13,556
                                                                           -----------
Total liabilities...........................................                    32,101
                                                                           -----------
--------------------------------------------------------------------------------------
NET ASSETS..................................................               $32,252,510
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $   306,193
Paid-in capital in excess of par............................                31,718,805
Undistributed investment income--net........................  $  58,214
Accumulated realized capital losses on investments--net.....   (693,114)
Unrealized appreciation on investments--net.................    862,412
                                                              ---------
Total accumulated earnings--net.............................                   227,512
                                                                           -----------
NET ASSETS..................................................               $32,252,510
                                                                           ===========
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $32,252,510 and 3,061,934
  shares outstanding........................................               $     10.53
                                                                           ===========
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $ 174,144
Interest....................................................                  5,739
                                                                          ---------
Total income................................................                179,883
                                                                          ---------
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 84,997
Custodian fees..............................................    11,866
Offering costs..............................................     6,247
Professional fees...........................................     3,943
Accounting services.........................................     3,623
Transfer agent fees.........................................     2,857
Printing and shareholder reports............................     1,063
Directors' fees and expenses................................       412
Pricing services............................................       387
Other.......................................................     1,309
                                                              --------
Total expenses before reimbursement.........................   116,704
Reimbursement of expenses...................................      (291)
                                                              --------
Total expenses after reimbursement..........................                116,413
                                                                          ---------
Investment income--net......................................                 63,470
                                                                          ---------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (298,398)
Change in unrealized appreciation on investments--net.......                228,855
                                                                          ---------
Total realized and unrealized loss on investments--net......                (69,543)
                                                                          ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $  (6,073)
                                                                          =========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX     FOR THE PERIOD
                                                                MONTHS ENDED    APRIL 23, 2001+
                                                                  JUNE 30,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2002             2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    63,470       $    28,982
Realized loss on investments--net...........................       (298,398)         (394,716)
Change in unrealized appreciation on investments--net.......        228,855           633,557
                                                                -----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................         (6,073)          267,823
                                                                -----------       -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................             --           (60,001)
                                                                -----------       -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     16,155,916        14,894,845
                                                                -----------       -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     16,149,843        15,102,667
Beginning of period.........................................     16,102,667         1,000,000
                                                                -----------       -----------
End of period*..............................................    $32,252,510       $16,102,667
                                                                ===========       ===========
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $    58,214       $    (5,256)
                                                                ===========       ===========
-----------------------------------------------------------------------------------------------

+Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                -------------------------------
                                                                FOR THE SIX     FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED       MONTHS ENDED    APRIL 23, 2001+
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.            JUNE 30,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                             2002             2001
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.26           $ 10.00
                                                                  -------           -------
Investment income--net......................................          .03**             .02
Realized and unrealized gain on investments--net............          .24               .28
                                                                  -------           -------
Total from investment operations............................          .27               .30
                                                                  -------           -------
Less dividends from investment income--net..................           --              (.04)
                                                                  -------           -------
Net asset value, end of period..............................      $ 10.53           $ 10.26
                                                                  =======           =======
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        2.63%++           2.99%++
                                                                  =======           =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        1.03%*            1.25%*
                                                                  =======           =======
Expenses....................................................        1.03%*            1.65%*
                                                                  =======           =======
Investment income--net......................................         .56%*             .64%*
                                                                  =======           =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $32,253           $16,103
                                                                  =======           =======
Portfolio turnover..........................................       49.50%            64.52%
                                                                  =======           =======
-----------------------------------------------------------------------------------------------

* Annualized.
**Based on average shares outstanding.
***Total investment returns exclude insurance-related fees and expenses. The
   Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+Commencement of operations.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value V.I. Fund (the "Fund") (formerly Large Cap Value Focus Fund) is classified as "non-diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

--------------------------------------------------------------------------------

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. For the six months ended June 30, 2002, MLIM earned fees of $84,997, of which $291 was waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $407 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $27,432,487 and $11,362,692, respectively.

  Net realized losses for the six months ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:

-------------------------------------------------------------------
                                             Realized    Unrealized
                                              Losses       Gains
-------------------------------------------------------------------
Long-term investments......................  $(298,398)   $862,412
                                             ---------    --------
Total......................................  $(298,398)   $862,412
                                             =========    ========
-------------------------------------------------------------------

--------------------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $862,412, of which $2,110,330 related to appreciated securities and $1,247,918 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $31,208,381.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2002                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................    1,897,409    $20,438,265
Shares redeemed.......................     (405,086)    (4,282,349)
                                         ----------    -----------
Net increase..........................    1,492,323    $16,155,916
                                         ==========    ===========
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Period April 23,                  Dollar
2001+ to December 31, 2001                 Shares        Amount
------------------------------------------------------------------
Shares sold...........................    1,700,336    $17,194,842
Shares issued to shareholders in
 reinvestment of dividends............        5,814         60,001
                                         ----------    -----------
Total issued..........................    1,706,150     17,254,843
Shares redeemed.......................     (236,539)    (2,359,998)
                                         ----------    -----------
Net increase..........................    1,469,611    $14,894,845
                                         ==========    ===========
------------------------------------------------------------------

+ Prior to April 23, 2001 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $217,611, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Reserve Assets V.I. Fund. For the six months ended June 30, 2002, the Reserve Assets V.I. Fund's Class A Shares had a net annualized yield of 1.41% and a seven-day yield of 1.25%. The Fund's average maturity was 54 days, compared to 55 days as of December 31, 2001.

INVESTMENT ENVIRONMENT

  During the six-month period ended June 30, 2002, the U.S. economy appears to have grown by more than 3.5% after a surprisingly strong first quarter. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on May and June economic releases, growth should moderate between 3% and 3.5% for the second quarter. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of GDP, will exceed 3% for the first two quarters of 2002. This is an impressive figure given the more than 2% rise in unemployment and the reduction of individual wealth that has occurred through falling stock prices. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index all continued to grow at above-average levels.

  Improving economic data, however, has taken a back seat to a series of events and world issues. The threat of terrorism in the United States, a potential nuclear conflict between Pakistan and India and the continued fallout from the Enron Corporation scandal have caused significant damage to equity valuations. The U.S. equity markets continued to suffer, with the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index all down significantly for the six months ended June 30, 2002. In this environment, fixed income securities and gold investments were the main beneficiaries as the broad fixed income indices posted gains of 3%, while gold prices advanced more than 15%.

PORTFOLIO MATTERS

  The Fund's duration target was reduced early in the period to the 60-day range, as we were concerned about both higher yields and a steeper curve. March saw a dramatic move in the front end of the yield curve as the yield on the two-year Treasury note rose to 3.75%, representing a significant move higher from a low of 2.35% in November 2001. Our shift to London InterBank Offered Rate (LIBOR)-based floaters from the Federal funds and prime rate) proved beneficial as the LIBOR curve steepened accordingly. Believing we had adequate protection against rising interest rates with a significant portion of the portfolio in variable rate product, we added 13-month agency fixed rate notes when yields surpassed 3%. We were able to capitalize on this particularly steep part of the curve, yet still maintain a relatively neutral duration in the 50-day--60-day range.

  Recent comments from the Federal Reserve Board revealing a willingness to exercise patience in regard to a shift in monetary policy saw yields retrace over 50 basis points (0.50%) of the move in March. Although we may have missed the ideal entry point, the testimony does provide important guidance as to the timing and magnitude of near-term monetary policy. Our analysis is currently based on the assumption that the Federal Reserve Board will remain on hold at least through the third quarter of 2002. Our short-dated investments remain predominantly in the 30-day--60-day range, as an extremely flat front-end LIBOR curve provides little incentive to do otherwise. The balance of our investments have been in one-year bank product, once again representing a steeper part of the yield curve, yet limiting our interest rate exposure to an area where our analysis seems most compelling.

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

-------------------------------------------------------
                                   6/30/02     12/31/01
-------------------------------------------------------
Bank Notes.......................      --         1.7%
Certificates of Deposit--
  Yankee.........................     3.0%        6.1
Commercial Paper.................    66.9        53.2
Corporate Notes..................     9.3        18.2
Funding Agreements...............     3.7         3.3
U.S. Government, Agency &
  Instrumentality
  Obligations--Discount..........     0.3         2.5
U.S. Government, Agency &
  Instrumentality
  Obligations--Non-Discount......    17.3        13.5
Liabilities in Excess of Other
  Assets.........................    (0.5)         --
Other Assets Less Liabilities....      --         1.5
                                    -----       -----
Total............................   100.0%      100.0%
                                    =====       =====
-------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets V.I. Fund of Merrill Lynch Variable Series Funds, Inc. and look forward to discussing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers

Jacqueline Rogers
Vice President and Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               $100,000      Bank of Nova Scotia, NY.................   2.98 %     3/27/2003  $   100,711
DEPOSIT--YANKEE--3.0%
                               150,000      Canadian Imperial Bank of Commerce, NY..   2.425      1/10/2003      150,412
                               150,000      Svenska Handelsbanken AB, NY............   3.583      8/27/2002      150,414
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$400,126)               401,537
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--66.9%        200,000      ANZ (Delaware), Inc. ...................   1.85       8/05/2002      199,640
                               253,000      Amsterdam Funding Corp. ................   1.79       7/23/2002      252,723
                               400,000      Apreco, Inc. ...........................   1.80       7/03/2002      399,961
                               255,000      Bills Securitization Ltd. ..............   1.80       8/29/2002      254,223
                               250,000      Blue Ridge Asset Funding Corp. .........   1.80       7/22/2002      249,740
                               135,000      Ciesco LP...............................   1.77       7/24/2002      134,847
                               250,000      Clipper Receivables Corp. ..............   1.79       8/01/2002      249,615
                               121,000      Den Norske Bank ASA.....................   1.85       7/10/2002      120,947
                               274,000      Dorada Finance Inc. ....................   1.87       7/10/2002      273,880
                               395,000      Dorada Finance Inc. ....................   2.00      10/29/2002      392,611
                               298,000      Edison Asset Securitization, LLC........   1.92      10/02/2002      296,593
                               224,000      Eureka Securitization Inc. .............   1.80       7/01/2002      224,000
                               250,000      Eureka Securitization Inc. .............   1.78       7/26/2002      249,691
                               340,000      Falcon Asset Securitization.............   1.78       7/16/2002      339,748
                               376,000      Fortis Funding LLC......................   1.80       7/03/2002      375,962
                               344,000      General Electric Capital Corp. .........   1.85      11/04/2002      341,815
                               250,000      Halifax PLC.............................   2.02      10/18/2002      248,623
                               133,000      International Lease Finance
                                              Corporation...........................   1.79       7/15/2002      132,907
                               281,000      International Lease Finance
                                              Corporation...........................   1.80       8/13/2002      280,409
                               250,000      Mont Blanc Capital Corp. ...............   1.80       7/22/2002      249,738
                               275,000      Nordea North America Inc. ..............   2.10      10/04/2002      273,675
                               253,000      Old Line Funding Corp. .................   1.81       7/09/2002      252,898
                               260,000      Old Line Funding Corp. .................   1.83       7/19/2002      259,767
                                62,000      Santander Central Hispano Finance
                                              (Delaware), Inc. .....................   1.82       7/10/2002       61,972
                               100,000      Santander Central Hispano Finance
                                              (Delaware), Inc. .....................   1.84       7/10/2002       99,956
                               275,000      Santander Central Hispano Finance
                                              (Delaware), Inc. .....................   1.875      7/12/2002      274,852
                               676,000      Sheffield Receivables Corporation.......   1.80       7/09/2002      675,730
                               275,000      Spintab AB..............................   2.05       7/16/2002      274,795
                               400,000      Spintab AB..............................   1.80       9/12/2002      398,505
                               190,000      Svenska Handelsbanken, Inc. ............   1.80       7/01/2002      190,000
                               300,000      Svenska Handelsbanken, Inc. ............   1.80       8/16/2002      299,329
                               278,000      Tulip Funding Corporation...............   2.26       9/18/2002      276,879
                               184,000      UBS Finance (Delaware), Inc. ...........   2.00       7/01/2002      184,000
                               208,000      UBS Finance (Delaware), Inc. ...........   1.78       8/01/2002      207,681
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMERCIAL PAPER (COST--$8,996,713)                          8,997,712
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--9.3%          250,000      The CIT Group Holdings, Inc.+...........   2.01       9/13/2002      250,082
                               250,000      The CIT Group Holdings, Inc.+...........   2.04       9/13/2002      247,875
                               250,000      Goldman Sachs Group, Inc. ..............   7.80       7/15/2002      250,503
                               100,000      Goldman Sachs Group, Inc.+..............   2.23       7/15/2003      100,000
                               250,000      Morgan Stanley, Dean Witter & Co. ......   1.90       7/16/2003      250,000
                               150,000      Wal-Mart Stores, Inc.+..................   4.878      6/01/2003      153,546
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE NOTES (COST--$1,253,678)                           1,252,006
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--3.7%       500,000      Monumental Life Insurance Company+......   2.004      5/23/2003      500,000
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FUNDING AGREEMENTS (COST--$500,000)                            500,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &       40,000      Federal Home Loan Mortgage
INSTRUMENTALITY                               Corporation...........................   2.35       1/30/2003       39,592
OBLIGATIONS--
DISCOUNT--0.3%
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--DISCOUNT (COST--$39,444)                                 39,592
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                  INTEREST    MATURITY
                               AMOUNT                        ISSUE                     RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &     $200,000      Federal Home Loan Bank..................   6.25 %    11/15/2002  $   203,151
INSTRUMENTALITY                 75,000      Federal Home Loan Bank..................   4.50       4/25/2003       76,421
OBLIGATIONS--                  200,000      Federal Home Loan Bank+.................   1.74      11/07/2003      199,972
NON-DISCOUNT--17.3%            100,000      Federal Home Loan Bank+.................   1.727     12/04/2003       99,982
                               100,000      Federal Home Loan Bank+.................   1.69       1/02/2004       99,932
                               250,000      Federal Home Loan Mortgage
                                              Corporation...........................   2.45       1/16/2003      250,608
                                40,000      Federal Home Loan Mortgage
                                              Corporation...........................   3.25       1/30/2004       40,029
                               500,000      Federal National Mortgage
                                              Association+..........................   1.733     12/23/2002      499,890
                               100,000      Federal National Mortgage Association...   4.00       8/15/2003      101,964
                               300,000      Federal National Mortgage
                                              Association+..........................   1.952      1/14/2004      299,987
                               300,000      Student Loan Marketing Association+.....   2.192     12/06/2002      299,975
                               150,000      Student Loan Marketing Association+.....   1.932      2/12/2004      149,952
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT, AGENCY & INSTRUMENTALITY
                                            OBLIGATIONS--NON-DISCOUNT (COST--$2,318,269)                       2,321,863
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$13,508,230)--100.5%..................   13,512,710
                                            LIABILITIES IN EXCESS OF OTHER ASSETS--(0.5%)..................      (68,925)
                                                                                                             -----------
                                            NET ASSETS--100.0%.............................................  $13,443,785
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2002.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$13,508,230*).......             $13,512,710
Cash........................................................                       9
Receivables:
  Interest..................................................  $29,086
  Capital shares sold.......................................   23,993         53,079
                                                              -------
Prepaid expenses............................................                   5,771
                                                                         -----------
Total assets................................................              13,571,569
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   99,933
  Capital shares redeemed...................................   12,353
  Investment adviser........................................    5,195        117,481
                                                              -------
Accrued expenses and other liabilities......................                  10,303
                                                                         -----------
Total liabilities...........................................                 127,784
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $13,443,785
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................             $ 1,343,931
Paid-in capital in excess of par............................              12,095,374
Unrealized appreciation on investments--net.................                   4,480
                                                                         -----------
NET ASSETS..................................................             $13,443,785
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $13,443,785 and 13,439,305
  shares outstanding........................................             $      1.00
                                                                         ===========
------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. At June 30, 2002, net unrealized appreciation for Federal income tax purposes amounted to $4,480, of which $6,757 related to appreciated securities and $2,277 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $152,029
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $34,867
Professional fees...........................................    5,415
Transfer agent fees.........................................    4,878
Custodian fees..............................................    3,836
Accounting services.........................................    2,381
Printing and shareholder reports............................      782
Directors' fees and expenses................................      301
Pricing services............................................      233
Registration fees...........................................       36
Other.......................................................      944
                                                              -------
Total expenses..............................................               53,673
                                                                         --------
Investment income--net......................................               98,356
                                                                         --------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  510
Change in unrealized appreciation on investments--net.......              (11,696)
                                                                         --------
Total realized and unrealized loss on investments--net......              (11,186)
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 87,170
                                                                         ========
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    98,356     $   612,812
Realized gain on investments--net...........................            510           3,112
Change in unrealized appreciation on investments--net.......        (11,696)         14,503
                                                                -----------     -----------
Net increase in net assets resulting from operations........         87,170         630,427
                                                                -----------     -----------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (98,356)       (612,812)
Realized gain on investments--net:
  Class A...................................................           (510)         (3,112)
                                                                -----------     -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (98,866)       (615,924)
                                                                -----------     -----------
--------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................      1,209,468       2,901,953
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............         98,793         615,918
                                                                -----------     -----------
                                                                  1,308,261       3,517,871
Cost of shares redeemed.....................................     (2,743,773)     (6,463,243)
                                                                -----------     -----------
Net decrease in net assets derived from capital share
  transactions..............................................     (1,435,512)     (2,945,372)
                                                                -----------     -----------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (1,447,208)     (2,930,869)
Beginning of period.........................................     14,890,993      17,821,862
                                                                -----------     -----------
End of period...............................................    $13,443,785     $14,890,993
                                                                ===========     ===========
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 FOR THE SIX
FINANCIAL STATEMENTS.                                           MONTHS
                                                                 ENDED          FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,     ----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002        2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------     -------    -------    -------    -------
Investment income--net......................................      .0070       .0371      .0574      .0464      .0496
Realized and unrealized gain (loss) on investments--net.....     (.0008)      .0011      .0008     (.0006)     .0003
                                                                -------     -------    -------    -------    -------
Total from investment operations............................      .0062       .0382      .0582      .0458      .0499
                                                                -------     -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net....................................     (.0070)     (.0371)    (.0574)    (.0464)    (.0496)
  Realized gain on investments--net.........................         --+     (.0002)        --     (.0001)    (.0003)
                                                                -------     -------    -------    -------    -------
Total dividends and distributions...........................     (.0070)     (.0373)    (.0574)    (.0465)    (.0499)
                                                                -------     -------    -------    -------    -------
Net asset value, end of period..............................    $  1.00     $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======     =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      1.41%*      3.79%      5.86%      4.76%      5.10%
                                                                =======     =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .77%*       .78%       .68%       .65%       .68%
                                                                =======     =======    =======    =======    =======
Investment income and realized gain on investments--net.....      1.42%*      3.79%      5.73%      4.66%      4.96%
                                                                =======     =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $13,444     $14,891    $17,822    $20,933    $21,338
                                                                =======     =======    =======    =======    =======
--------------------------------------------------------------------------------------------------------------------

*Annualized
** Total investment returns exclude insurance-related fees and expenses. +Amount is less than $.0001 per share.

 See Notes to Financial Statements.

 -------------------------------------------------------------------------------
 MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I. FUND
 NOTES TO FINANCIAL STATEMENTS
 -------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Reserve Assets V.I. Fund (the "Fund") (formerly Reserve Assets Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net

--------------------------------------------------------------------------------

assets in excess of $1 billion but not exceeding $1.5 billion; .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $269 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Small Cap Value V.I. Fund. For the six months ended June 30, 2002, the Fund's Class A and Class B Shares had total returns of -9.12% and -9.22%, respectively. These results trailed the Fund's benchmark, the unmanaged Russell 2000 Index, which returned -4.70% for the same six-month period.

PORTFOLIO MATTERS

  Small-capitalization stocks declined during the six-month period ended June 30, 2002, though they performed significantly better than large-capitalization stocks. The market favored companies with predictable earnings and internally generated growth, while penalizing companies with a history of aggressive acquisitions and growth at the expense of profitability. Given this market bias, value stocks performed sharply ahead of growth stocks in the period. The Enron Corporation debacle further amplified investor fears as excesses of the late 1990s were erased in a market decline that gained momentum through the end of June 2002.

  The combined effects of sector positioning and adverse stock selection hindered the Fund's semi-annual performance. Relative to the Russell 2000 Index, an underweighted position in the better-performing financial services sector and an overweighted position in the poor-performing technology sector hindered Fund results in a sharply declining stock market that favored interest-rate sensitive investments. In terms of individual stock selection, the Fund's health care, industrial and materials stocks performed better than comparable companies in the benchmark Russell 2000 Index, while stocks in the technology and financial services sectors performed worse.

  Stocks that most benefited the Fund's semi-annual results included Charter One Financial, Inc., Quanex Corp., and The Men's Wearhouse, Inc. Shares of Charter One Financial, Inc., a regional bank holding company, appreciated 28% in the six-month period as the company completed the transformation from a thrift institution to a regional bank holding company. Charter One continued to expand its commercial and consumer banking operations, while maintaining high standards of credit quality. Quanex Corporation, a manufacturer of specialized metal products, also performed well, appreciating more than 50% in the period. Quanex benefited from strong demand for its vehicular and building products as earnings in the April quarter more than doubled from the year-ago period. The stock price of The Men's Wearhouse, Inc. also appreciated sharply as consumer spending persisted in an overall weak economy and same-store sales results surpassed the range of analysts' estimates.

  Fund performance for the six-month period was hindered by holdings in Vignette Corporation, an application software provider and Knight Trading Group, Inc., a market maker in NASDAQ securities. Software stocks were particularly weak, and many application software providers declined to historic low valuation levels when measured as a multiple of tangible book value. The Fund remains overweighted in software stocks, based on our belief that there is considerable opportunity in this area. Application software stocks generally have net cash on the balance sheet, low capital requirements and significant leverage to a rebound in the U.S. economy. We are maintaining our investment in Knight Trading Group, based on the company's market leading position, strong capital position and our belief that new management will restructure operations for improved profitability.

  On June 28, 2002, the Fund's largest absolute industry commitment was in the information technology sector at 18.7% of net assets, followed by consumer discretionary at 18.4% and industrials at 16.5%. The Fund remains underweighted in telecommunication services, utilities and basic materials. The Fund's sector weights reflect our positive outlook for the U.S. economy and expectations that economically sensitive sectors such as industrials and technology will likely outperform the overall market during the coming year. Compared to the Russell 2000 Index, Small Cap Value V.I. Fund is most overweighted in the energy sector and most underweighted in financial services.

  Earlier this year we increased portfolio diversification in response to more volatile equity market conditions. The Fund ended the period with 173 investment positions and 4% of net assets held in cash reserves. Uncertainty surrounding the timing of an economic recovery in the United States, combined with the media's focus on recent corporate bankruptcies and accounting issues will likely prolong the stock market's decline. During these turbulent times, we seek to capitalize on market volatility to identify attractive opportunities where, based on our fundamental research, we believe that share prices are unduly depressed.

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your continued investment in Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our annual report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ R. Elise Baum
R. Elise Baum
Portfolio Manager

July 25, 2002

---------------------------------------------------------

  We are pleased to announce that R. Elise Baum is responsible for the day-to-day management of Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. Ms. Baum has been Managing Director of Merrill Lynch Investment Managers, L.P. since 2000; First Vice President from 1999 to 2000; Director from 1997 to 1999; and Vice President from 1995 to 1997. Ms. Baum is also a CFA(R) charterholder.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   - 3.32%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                  +12.09
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                                                   +14.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                    -3.51%
--------------------------------------------------------------------------------
Inception (10/23/97) through 6/30/02                                       +9.04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                    AS OF JUNE 30, 2002                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -9.12%         -3.32%
-----------------------------------------------------------------------------------------
Class B Shares                                                   -9.22          -3.51
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

                            SHARES                                                                              PERCENT OF
     INDUSTRY                 HELD                          COMMON STOCKS                           VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                 49,700      +ESCO Technologies Inc. .............................    $  1,739,500       0.3%
DEFENSE                    132,100      Precision Castparts Corp. ...........................       4,359,300       0.6
                           247,500      +Triumph Group, Inc. ................................      11,038,500       1.6
                            40,200      +Veridian Corporation................................         912,540       0.1
                                                                                                 ------------     -----
                                                                                                   18,049,840       2.6
--------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS            343,600      Intermet Corporation.................................       3,690,264       0.5
                           220,600      +Keystone Automotive Industries, Inc. ...............       4,195,812       0.6
                                                                                                 ------------     -----
                                                                                                    7,886,076       1.1
--------------------------------------------------------------------------------------------------------------------------
BANKS                      144,200      Bank of Hawaii Corporation...........................       4,037,600       0.6
                           455,500      Banknorth Group, Inc. ...............................      11,852,110       1.7
                           416,254      Charter One Financial, Inc. .........................      14,310,813       2.0
                           129,100      The Colonial BancGroup, Inc. ........................       1,936,500       0.3
                           203,800      Compass Bancshares, Inc. ............................       6,847,680       0.9
                           258,500      First Midwest Bancorp, Inc. .........................       7,175,960       1.0
                           335,700      Sovereign Bancorp, Inc. .............................       5,018,715       0.7
                                                                                                 ------------     -----
                                                                                                   51,179,378       7.2
--------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY              270,800      +Diversa Corporation.................................       2,702,584       0.4
                           355,300      +Incyte Pharmaceuticals, Inc. .......................       2,583,031       0.3
                           253,500      +Maxygen Inc. .......................................       3,100,305       0.4
                           258,200      +Medarex, Inc. ......................................       1,921,008       0.3
                           128,800      +Vertex Pharmaceuticals Incorporated.................       2,095,576       0.3
                           359,700      +Vical Incorporated..................................       1,945,977       0.3
                                                                                                 ------------     -----
                                                                                                   14,348,481       2.0
--------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS          586,000      Watsco, Inc. ........................................      10,694,500       1.5
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS                   69,500      +Symyx Technologies..................................         967,440       0.1
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                 211,500      +Ambassadors International, Inc. ....................       2,125,575       0.3
SERVICES &                 123,400      +Convergys Corporation...............................       2,403,832       0.3
SUPPLIES                   145,800      +DeVry, Inc. ........................................       3,330,072       0.5
                           136,700      G & K Services, Inc. (Class A).......................       4,680,608       0.7
                            32,700      Herman Miller, Inc. .................................         663,483       0.1
                           308,800      IMS Health Incorporated..............................       5,542,960       0.8
                           189,500      +Iron Mountain Incorporated..........................       5,846,075       0.8
                           163,600      NDCHealth Corporation................................       4,564,440       0.7
                           297,355      +On Assignment, Inc. ................................       5,283,998       0.7
                           391,900      +PRG-Schultz International, Inc. ....................       4,824,289       0.7
                            86,500      +Valassis Communications, Inc. ......................       3,157,250       0.4
                                                                                                 ------------     -----
                                                                                                   42,422,582       6.0
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS             202,600      +Advanced Fibre Communications, Inc. ................       3,348,978       0.5
EQUIPMENT                  340,798      +Arris Group Inc. ...................................       1,523,367       0.2
                           986,900      +Aspect Communications Corporation...................       3,148,211       0.4
                           165,400      +Com21, Inc. ........................................          72,776       0.0
                           305,300      +Computer Network Technology Corporation.............       1,865,383       0.3
                           610,907      +Proxim Corporation (Class A)........................       1,942,684       0.3
                            64,400      Scientific-Atlanta, Inc. ............................       1,059,380       0.1
                                                                                                 ------------     -----
                                                                                                   12,960,779       1.8
--------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                292,100      +Electronics for Imaging, Inc. ......................       4,644,390       0.7
PERIPHERALS              1,077,400      +Maxtor Corporation..................................       4,869,848       0.7
                                                                                                 ------------     -----
                                                                                                    9,514,238       1.4
--------------------------------------------------------------------------------------------------------------------------
CONTAINERS &               165,800      Rock-Tenn Company (Class A)..........................       3,042,430       0.4
PACKAGING
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS               164,150      Applied Industrial Technologies, Inc. ...............       3,200,925       0.5
                           339,300      +MSC Industrial Direct Co., Inc. (Class A)...........       6,616,350       0.9
                           384,800      +Nu Horizons Electronics Corp. ......................       3,186,144       0.4
                                                                                                 ------------     -----
                                                                                                   13,003,419       1.8
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                            SHARES                                                                              PERCENT OF
     INDUSTRY                 HELD                          COMMON STOCKS                           VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED              2,202,300      +Knight Trading Group, Inc. .........................    $ 11,540,052       1.6%
FINANCIALS
--------------------------------------------------------------------------------------------------------------------------
ELECTRICAL                 489,500      +Paxar Corporation...................................       8,199,125       1.2
EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC                 107,100      +Anixter International Inc. .........................       2,489,004       0.3
EQUIPMENT &                 14,400      +Cognex Corporation..................................         288,144       0.0
INSTRUMENTS                300,900      +Cree, Inc. .........................................       3,965,862       0.6
                            31,400      +II-VI Incorporated..................................         461,266       0.1
                         1,730,500      Symbol Technologies, Inc. ...........................      14,709,250       2.1
                           133,900      +Tech Data Corporation...............................       5,066,776       0.7
                                                                                                 ------------     -----
                                                                                                   26,980,302       3.8
--------------------------------------------------------------------------------------------------------------------------
ENERGY                     166,300      +BJ Services Company.................................       5,634,244       0.8
EQUIPMENT &                128,600      Diamond Offshore Drilling, Inc. .....................       3,665,100       0.5
SERVICES                   198,400      +FMC Technologies, Inc. .............................       4,118,784       0.6
                           162,500      Halliburton Company..................................       2,590,250       0.4
                           307,000      +Key Energy Services, Inc. ..........................       3,223,500       0.4
                           104,000      +National-Oilwell, Inc. .............................       2,189,200       0.3
                                                                                                 ------------     -----
                                                                                                   21,421,078       3.0
--------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS              273,100      Corn Products International, Inc. ...................       8,498,872       1.2
                           198,896      +Dean Foods Company..................................       7,418,821       1.0
                           223,200      +Smithfield Foods, Inc. .............................       4,140,360       0.6
                                                                                                 ------------     -----
                                                                                                   20,058,053       2.8
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                108,300      Bausch & Lomb Incorporated...........................       3,665,955       0.5
EQUIPMENT &                 87,400      C.R. Bard, Inc. .....................................       4,945,092       0.7
SUPPLIES                    51,200      +Closure Medical Corporation.........................         716,800       0.1
                           213,000      +Conceptus, Inc. ....................................       3,510,240       0.5
                           190,400      +INAMED Corporation..................................       5,154,128       0.7
                           391,600      +Intuitive Surgical, Inc. ...........................       3,316,852       0.5
                           127,600      Mentor Corporation...................................       4,681,644       0.7
                                                                                                 ------------     -----
                                                                                                   25,990,711       3.7
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                294,900      +Caremark Rx, Inc. ..................................       4,865,850       0.7
PROVIDERS &                543,800      Hooper Holmes, Inc. .................................       4,350,400       0.6
SERVICES                   132,800      +MAXIMUS, Inc. ......................................       4,209,760       0.6
                           249,900      +Orthodontic Centers of America, Inc. ...............       5,760,195       0.8
                            70,300      Owens & Minor, Inc. .................................       1,389,128       0.2
                            28,800      +Pharmaceutical Product Development, Inc. ...........         758,592       0.1
                           672,900      +Quintiles Transnational Corp. ......................       8,391,063       1.2
                           380,000      +WebMD Corporation...................................       2,135,600       0.3
                                                                                                 ------------     -----
                                                                                                   31,860,588       4.5
--------------------------------------------------------------------------------------------------------------------------
HOTELS,                     46,700      +California Pizza Kitchen, Inc. .....................       1,156,759       0.2
RESTAURANTS &              220,500      Dover Downs Gaming & Entertainment, Inc. ............       2,822,400       0.4
LEISURE                    315,000      Dover Motorsports, Inc. .............................       1,795,500       0.2
                           259,500      +Jack in the Box Inc. ...............................       8,252,100       1.2
                           301,500      +Outback Steakhouse, Inc. ...........................      10,582,650       1.5
                                                                                                 ------------     -----
                                                                                                   24,609,409       3.5
--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD                  115,700      +Furniture Brands International, Inc. ...............       3,499,925       0.5
DURABLES
--------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &            273,700      +American Management Systems, Incorporated...........       5,227,670       0.7
SERVICES                   107,600      +J.D. Edwards & Company..............................       1,309,492       0.2
                           330,600      +Sykes Enterprises, Incorporated.....................       2,667,942       0.4
                                                                                                 ------------     -----
                                                                                                    9,205,104       1.3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                            SHARES                                                                              PERCENT OF
     INDUSTRY                 HELD                          COMMON STOCKS                           VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                   19,900      American National Insurance Company..................    $  1,916,171       0.3%
                            50,400      Hub International Limited............................         760,032       0.1
                            82,600      PXRE Group Limited...................................       1,916,320       0.3
                           303,700      Protective Life Corporation..........................      10,052,470       1.4
                                                                                                 ------------     -----
                                                                                                   14,644,993       2.1
--------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG         149,700      +Coldwater Creek Inc. ...............................       3,651,183       0.5
RETAIL                     295,700      +Insight Enterprises, Inc. ..........................       7,445,726       1.1
                                                                                                 ------------     -----
                                                                                                   11,096,909       1.6
--------------------------------------------------------------------------------------------------------------------------
INTERNET                   255,100      +Agile Software Corporation..........................       1,874,985       0.3
SOFTWARE &                 308,800      +Clarus Corporation..................................       1,528,560       0.2
SERVICES                 2,573,200      +Commerce One, Inc. .................................         952,084       0.1
                           965,800      +EXE Technologies, Inc. .............................       1,072,038       0.1
                           812,400      +EarthLink, Inc. ....................................       5,386,212       0.8
                         1,615,100      +Liberate Technologies, Inc. ........................       4,166,958       0.6
                            74,300      +Vastera, Inc. ......................................         328,406       0.0
                         3,438,700      +Vignette Corporation................................       6,774,239       1.0
                           476,800      +Vitria Technology, Inc. ............................         452,960       0.1
                                                                                                 ------------     -----
                                                                                                   22,536,442       3.2
--------------------------------------------------------------------------------------------------------------------------
MACHINERY                  132,800      BHA Group Holdings, Inc. ............................       2,107,536       0.3
                           173,200      Gibraltar Steel Corporation..........................       3,834,648       0.5
                           343,900      +Global Power Equipment Group Inc. ..................       3,404,610       0.5
                           196,900      Kaydon Corp. ........................................       4,648,809       0.7
                           193,400      Reliance Steel & Aluminum Co. .......................       5,898,700       0.8
                           250,400      +Shiloh Industries, Inc. ............................         633,512       0.1
                           337,300      +Wolverine Tube, Inc. ...............................       2,546,615       0.4
                                                                                                 ------------     -----
                                                                                                   23,074,430       3.3
--------------------------------------------------------------------------------------------------------------------------
MARINE                      88,000      UTI Worldwide, Inc. .................................       1,717,760       0.2
--------------------------------------------------------------------------------------------------------------------------
MEDIA                      481,600      +APAC Customer Services Inc. ........................       2,841,440       0.4
                           512,400      +DoubleClick Inc. ...................................       3,714,900       0.5
                           104,000      Harte-Hanks, Inc. ...................................       2,137,200       0.3
                           913,800      +Paxson Communications Corporation...................       5,025,900       0.7
                           172,600      The Reader's Digest Association, Inc. (Class A)......       3,232,798       0.5
                           101,000      +Sinclair Broadcast Group, Inc. (Class A)............       1,468,540       0.2
                                                                                                 ------------     -----
                                                                                                   18,420,778       2.6
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING            161,500      A.M. Castle & Company................................       2,015,520       0.3
                            61,400      +Novamerican Steel, Inc. ............................         497,340       0.1
                           123,900      Quanex Corporation...................................       5,414,430       0.8
                           305,176      Ryerson Tull, Inc. ..................................       3,549,197       0.5
                           171,400      +Zemex Corporation...................................       1,139,810       0.1
                                                                                                 ------------     -----
                                                                                                   12,616,297       1.8
--------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL           152,100      +Factory 2-U Stores Inc. ............................       2,105,064       0.3
--------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS          44,700      +Zebra Technologies Corporation (Class A)............       2,154,987       0.3
--------------------------------------------------------------------------------------------------------------------------
OIL & GAS                  168,700      Burlington Resources Inc. ...........................       6,410,600       0.9
                            71,200      +Evergreen Resources, Inc. ..........................       3,026,000       0.4
                           254,600      Noble Energy, Inc. ..................................       9,178,330       1.3
                           183,400      +Plains Resources Inc. ..............................       4,905,950       0.7
                           126,307      +Stone Energy Corporation............................       5,083,857       0.7
                           142,800      +Tom Brown, Inc. ....................................       4,048,380       0.6
                           117,000      Vintage Petroleum, Inc. .............................       1,392,300       0.2
                           527,100      XTO Energy, Inc. ....................................      10,858,260       1.5
                                                                                                 ------------     -----
                                                                                                   44,903,677       6.3
--------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST             173,100      Boise Cascade Corporation............................       5,977,143       0.9
PRODUCTS                   379,200      +Mercer International, Inc. .........................       2,900,880       0.4
                                                                                                 ------------     -----
                                                                                                    8,878,023       1.3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                            SHARES                                                                              PERCENT OF
     INDUSTRY                 HELD                          COMMON STOCKS                           VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            177,600      +Isis Pharmaceuticals, Inc. .........................    $  1,648,128       0.2%
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE                191,600      Brandywine Reality Trust.............................       4,962,440       0.7
                           106,000      Camden Property Trust................................       3,925,180       0.5
                            48,900      Crescent Real Estate Equities Company................         914,430       0.1
                           482,300      +La Quinta Corp. ....................................       3,496,675       0.5
                           319,600      Trizec Properties, Inc. .............................       5,388,456       0.8
                                                                                                 ------------     -----
                                                                                                   18,687,181       2.6
--------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                345,000      CNF Transportation Inc. .............................      13,103,100       1.9
--------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR              181,400      +ATMI, Inc. .........................................       4,045,220       0.6
EQUIPMENT &                233,700      +AXT, Inc. ..........................................       1,857,915       0.2
PRODUCTS                   168,600      +Actel Corp. ........................................       3,537,228       0.5
                            56,100      +Electroglas, Inc. ..................................         560,439       0.1
                           216,974      +IXYS Corporation....................................       1,162,981       0.2
                                                                                                 ------------     -----
                                                                                                   11,163,783       1.6
--------------------------------------------------------------------------------------------------------------------------
SOFTWARE                   660,900      +Ascential Software Corporation......................       1,791,039       0.2
                           185,200      +Aspen Technology, Inc. .............................       1,537,160       0.2
                         1,453,350      +E.piphany, Inc. ....................................       6,380,206       0.9
                           678,500      +Entrust Technologies Inc. ..........................       1,825,165       0.3
                           261,600      +FileNET Corporation.................................       3,793,200       0.5
                           497,000      +i2 Technologies, Inc. ..............................         740,530       0.1
                           189,444      +InterVoice-Brite, Inc. .............................         305,005       0.0
                           290,400      +Legato Systems, Inc. ...............................       1,045,440       0.1
                           148,800      +Micros Systems, Inc. ...............................       4,123,248       0.6
                           487,500      +Nuance Communications Inc. .........................       2,037,750       0.3
                         2,808,500      +Parametric Technology Corporation...................       9,633,155       1.4
                           143,700      +Progress Software Corporation.......................       2,200,047       0.3
                           191,700      +QRS Corporation.....................................       1,491,426       0.2
                           103,100      +RSA Security Inc. ..................................         496,942       0.1
                           151,200      +Radiant Systems, Inc. ..............................       1,968,624       0.3
                           341,900      +Transaction Systems Architects, Inc. (Class A)......       4,020,744       0.6
                                                                                                 ------------     -----
                                                                                                   43,389,681       6.1
--------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL            70,100      +Abercrombie & Fitch Co. (Class A)...................       1,690,812       0.2
                           189,000      +American Eagle Outfitters, Inc......................       3,993,570       0.6
                           144,700      +Charlotte Russe Holding Inc. .......................       3,205,105       0.5
                            34,800      +Cost Plus, Inc. ....................................       1,065,228       0.1
                            79,200      +Linens 'n Things, Inc. .............................       2,598,552       0.4
                           334,000      +The Men's Wearhouse, Inc. ..........................       8,517,000       1.2
                           164,700      +Michael's Stores....................................       6,423,300       0.9
                           197,300      The Talbots, Inc. ...................................       6,905,500       1.0
                           359,900      +United Rentals, Inc. ...............................       7,845,820       1.1
                                                                                                 ------------     -----
                                                                                                   42,244,887       6.0
--------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &        259,650      +Fossil, Inc. .......................................       5,335,807       0.8
LUXURY GOODS               116,000      +The Timberland Company (Class A)....................       4,155,120       0.6
                           460,000      +Unifi, Inc. ........................................       5,014,000       0.7
                                                                                                 ------------     -----
                                                                                                   14,504,927       2.1
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION             211,400      +Ambassadors Group, Inc. ............................       3,033,590       0.4
INFRASTRUCTURE
--------------------------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (COST--$680,819,122)                                      677,358,147      95.7
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                              FACE                                                                              PERCENT OF
                            AMOUNT                      SHORT-TERM SECURITIES                       VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*      $18,178,000      General Motors Acceptance Corp., 2.10% due
                                          7/01/2002..........................................    $ 18,174,819       2.6%
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT         10,000,000      Freddie Mac Participation Certificates, 1.72% due
AGENCY                                    7/02/2002..........................................       9,998,089       1.4
OBLIGATIONS*
--------------------------------------------------------------------------------------------------------------------------
                                        TOTAL SHORT-TERM SECURITIES
                                        (COST--$28,172,908)                                        28,172,908       4.0
--------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS
                                        (COST--$708,992,030).................................     705,531,055      99.7
                                        OTHER ASSETS LESS LIABILITIES........................       1,975,360       0.3
                                                                                                 ------------     -----
                                        NET ASSETS...........................................    $707,506,415     100.0%
                                                                                                 ============     =====
--------------------------------------------------------------------------------------------------------------------------

  * Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

  + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------


ASSETS:
Investments, at value (including securities loaned of
  $102,789,488) (identified cost--$708,992,030).............                $705,531,055
Investments held as collateral for loaned securities, at
  value.....................................................                 107,545,000
Receivables:
  Securities sold...........................................  $ 4,206,315
  Dividends.................................................      303,922
  Capital shares sold.......................................      260,195
  Loaned securities.........................................       14,209      4,784,641
                                                              -----------
Prepaid expenses and other assets...........................                      81,648
                                                                            ------------
Total assets................................................                 817,942,344
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                 107,545,000
Payables:
  Securities purchased......................................    2,001,101
  Investment adviser........................................      418,351
  Capital shares redeemed...................................      321,043
  Distributor...............................................        2,649      2,743,144
                                                              -----------
Accrued expenses and other liabilities......................                     147,785
                                                                            ------------
Total liabilities...........................................                 110,435,929
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $707,506,415
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                $  3,059,565
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                      98,267
Paid-in capital in excess of par............................                 680,575,900
Accumulated investment loss--net............................  $  (849,929)
Undistributed realized capital gains on investments--net....   28,083,587
Unrealized depreciation on investments--net.................   (3,460,975)
                                                              -----------
Total accumulated earnings--net.............................                  23,772,683
                                                                            ------------
NET ASSETS..................................................                $707,506,415
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $685,531,674 and 30,595,654
  shares outstanding........................................                $      22.41
                                                                            ============
Class B--Based on net assets of $21,974,741 and 982,666
  shares outstanding........................................                $      22.36
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $   1,626,393
Interest....................................................                      556,677
Securities lending--net.....................................                      106,782
                                                                            -------------
Total income................................................                    2,289,852
                                                                            -------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,824,867
Accounting services.........................................      128,859
Custodian fees..............................................       38,444
Professional fees...........................................       38,018
Printing and shareholder reports............................       35,757
Transfer agent fees.........................................       29,895
Distribution fees--Class B..................................       18,542
Directors' fees and expenses................................       14,271
Registration fees...........................................          913
Pricing services............................................          448
Other.......................................................        9,767
                                                              -----------
Total expenses..............................................                    3,139,781
                                                                            -------------
Investment loss--net........................................                     (849,929)
                                                                            -------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                   33,046,362
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 (104,923,599)
                                                                            -------------
Total realized and unrealized loss on investments--net......                  (71,877,237)
                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ (72,727,166)
                                                                            =============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX        FOR THE
                                                              MONTHS ENDED       YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002              2001
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................  $   (849,929)     $  1,799,991
Realized gain on investments--net...........................    33,046,362        41,875,522
Change in unrealized appreciation/depreciation on
  investments--net..........................................  (104,923,599)      137,654,589
                                                              -------------     ------------
Net increase (decrease) in net assets resulting from
  operations................................................   (72,727,166)      181,330,102
                                                              -------------     ------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................            --        (1,778,118)
  Class B...................................................            --           (34,932)
Realized gain on investments--net:
  Class A...................................................   (12,851,210)      (49,047,754)
  Class B...................................................      (433,649)       (1,363,993)
                                                              -------------     ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (13,284,859)      (52,224,797)
                                                              -------------     ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    20,930,216        42,248,953
                                                              -------------     ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (65,081,809)      171,354,258
Beginning of period.........................................   772,588,224       601,233,966
                                                              -------------     ------------
End of period*..............................................  $707,506,415      $772,588,224
                                                              =============     ============
---------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................  $   (849,929)               --
                                                              =============     ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                 -----------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                         FOR THE SIX
                                                              MONTHS ENDED        FOR THE YEAR ENDED DECEMBER 31,
                                                                JUNE 30,     -----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2002         2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  25.08     $  20.78   $  23.35   $  19.95   $  27.75
                                                                --------     --------   --------   --------   --------
Investment income (loss)--net+..............................        (.03)         .06        .07        .06        .03
Realized and unrealized gain (loss) on investments--net.....       (2.22)        6.01       3.30       6.03      (1.41)
                                                                --------     --------   --------   --------   --------
Total from investment operations............................       (2.25)        6.07       3.37       6.09      (1.38)
                                                                --------     --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net....................................          --         (.06)      (.07)      (.09)      (.09)
  In excess of investment income--net.......................          --           --         --++     (.01)        --
  Realized gain on investments--net.........................        (.42)       (1.71)     (5.87)     (2.59)     (6.33)
                                                                --------     --------   --------   --------   --------
Total dividends and distributions...........................        (.42)       (1.77)     (5.94)     (2.69)     (6.42)
                                                                --------     --------   --------   --------   --------
Net asset value, end of period..............................    $  22.41     $  25.08   $  20.78   $  23.35   $  19.95
                                                                ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      (9.12%)#     29.94%     14.75%     34.15%     (6.50%)
                                                                ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .83%*        .83%       .81%       .81%       .81%
                                                                ========     ========   ========   ========   ========
Investment income (loss)--net...............................       (.22%)*       .26%       .28%       .32%       .13%
                                                                ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $685,531     $746,874   $591,631   $528,571   $446,510
                                                                ========     ========   ========   ========   ========
Portfolio turnover..........................................      31.24%       64.99%     83.78%     89.90%     56.29%
                                                                ========     ========   ========   ========   ========
----------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Based on average shares outstanding.
++Amount is less than $.01 per share.
#Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                   CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              ----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                     FOR THE SIX
                                                          MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                            JUNE 30,     -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................      $ 25.05      $ 20.77     $ 23.35     $ 19.94     $ 27.74
                                                            -------      -------     -------     -------     -------
Investment income (loss)--net+........................         (.04)         .02         .04         .03          --++
Realized and unrealized gain (loss) on
  investments--net....................................        (2.23)        6.01        3.29        6.03       (1.39)
                                                            -------      -------     -------     -------     -------
Total from investment operations......................        (2.27)        6.03        3.33        6.06       (1.39)
                                                            -------      -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net..............................           --         (.04)       (.04)       (.06)       (.08)
  In excess of investment income--net.................           --           --          --++        --++        --
  Realized gain on investments--net...................         (.42)       (1.71)      (5.87)      (2.59)      (6.33)
                                                            -------      -------     -------     -------     -------
Total dividends and distributions.....................         (.42)       (1.75)      (5.91)      (2.65)      (6.41)
                                                            -------      -------     -------     -------     -------
Net asset value, end of period........................      $ 22.36      $ 25.05     $ 20.77     $ 23.35     $ 19.94
                                                            =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       (9.22%)#     29.72%      14.57%      33.99%      (6.52%)
                                                            =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................         .98%*        .98%        .96%        .96%        .97%
                                                            =======      =======     =======     =======     =======
Investment income (loss)--net.........................        (.37%)*       .09%        .15%        .17%        .02%
                                                            =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............      $21,975      $25,714     $ 9,603     $ 4,618     $ 1,275
                                                            =======      =======     =======     =======     =======
Portfolio turnover....................................       31.24%       64.99%      83.78%      89.90%      56.29%
                                                            =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Amount is less than $.01 per share.
# Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Small Cap Value V.I. Fund (the "Fund")(formerly Small Cap Value Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide

--------------------------------------------------------------------------------

cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of June 30, 2002, the Fund lent securities with a value of $34,201,507 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $32,311,687 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $75,233,313 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $42,710 in securities lending agent fees.

  For the six months ended June 30, 2002, MLPF&S, a subsidiary of ML & Co., earned $105,992 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $12,836 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $309,691,200 and $219,566,409, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 2002 and net unrealized losses as of June 30, 2002 were as follows:

------------------------------------------------------------------
                                        Realized       Unrealized
                                     Gains (Losses)      Losses
------------------------------------------------------------------
Long-term investments..............   $33,047,806      $(3,460,975)
Short-term investments.............        (1,444)              --
                                      -----------      -----------
Total..............................   $33,046,362      $(3,460,975)
                                      ===========      ===========
------------------------------------------------------------------

  At June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $3,460,975, of which $95,338,317 related to appreciated securities and $98,799,292 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $708,992,030.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $20,930,216 and $42,248,953 for the six months ended June 30, 2002 and for the year ended December 31, 2001, respectively.

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2002                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,741,275    $ 42,964,676
Shares issued to shareholders in
 reinvestment of distributions........      505,953      12,851,210
                                         ----------    ------------
Total issued..........................    2,247,228      55,815,886
Shares redeemed.......................   (1,437,099)    (33,917,722)
                                         ----------    ------------
Net increase..........................      810,129    $ 21,898,164
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 2001                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,360,518    $ 77,137,714
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   2,158,059      50,825,871
                                       ----------    ------------
Total issued.........................   5,518,577     127,963,585
Shares redeemed......................  (4,202,562)    (98,215,509)
                                       ----------    ------------
Net increase.........................   1,316,015    $ 29,748,076
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months Ended                 Dollar
June 30, 2002                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    79,565    $ 1,951,676
Shares issued to shareholders in
 reinvestment of distributions..........    17,100        433,649
                                          --------    -----------
Total issued............................    96,665      2,385,325
Shares redeemed.........................  (140,719)    (3,353,273)
                                          --------    -----------
Net decrease............................   (44,054)   $  (967,948)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 2001                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   615,213    $13,650,800
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    58,134      1,398,925
                                          --------    -----------
Total issued............................   673,347     15,049,725
Shares redeemed.........................  (109,006)    (2,548,848)
                                          --------    -----------
Net increase............................   564,341    $12,500,877
                                          ========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
JUNE 30, 2002--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2002, the Fund changed its name to Utilities and Telecommunications V.I. Fund. For the six months ended June 30, 2002, the Fund outperformed the Lipper Utility Fund average, the unmanaged Standard & Poor's (S&P) Utility Index and the broad stock market as measured by the S&P 500 Index. The Fund had a total return of -8.43%, while the Lipper Utility Fund average returned -14.68%, the S&P Utility Index returned -14.11%, and the S&P 500 Index returned -13.16%.

  The Fund's performance was the result of our stock selection as well as sector allocation. During the past six months, the Fund's portfolio was more heavily weighted in defensive companies as well as those offering above-average dividend yields. In particular, the Fund was overweighted relative to its benchmark in integrated and still partially regulated electric utilities. Moreover, we continued to underweight the telecommunications sector relative to our peer funds--a decision that contributed to the Fund's recent results. The Fund's overweight position in utility bonds, a major contributing factor to strong fund performance in 2001, was reduced by one-third during this six-month period. In particular, we sold bonds with more distant maturity dates because these were most vulnerable to a future interest rate increase by the Federal Reserve Board.

INVESTMENT ENVIRONMENT

  Recent business headlines have been filled with reports of questionable accounting practices and government inquiries. The increased scrutiny largely resulted from the bankruptcy of Enron Corporation last year, along with the inability of credit rating agencies and the Securities and Exchange Commission to secure needed information. Accordingly, the rating agencies have begun to take a tougher stance, publicly stating the criteria they will use to evaluate companies' credit in the future. As a result of this activity, the power crisis that occupied California more than a year ago continues to resurface in the media. Enron was involved in the marketing of electric power and has been accused of manipulating trading. In response, other companies that trade in California have been asked to fully document their trading activities. Although this type of news may increase market volatility in the near term, we believe the industry should benefit in the long run as rules are established and financial results clarified.

  Several utility companies have postponed their building plans, resulting in limited new electricity generation in the United States. Furthermore, with independent power producers facing very tight financial markets, many such companies have put power facilities up for sale. The more financially sound companies, which are well represented in the Fund, may be able to buy these attractive assets at inexpensive prices later in the year. In addition, these high-quality electric utilities have increased their financial flexibility by engaging in secondary offerings of stock and convertible securities. Such activity has recently pressured stock prices, but we believe the stocks may again move higher once investors accept these new offerings. In addition, we believe the near-term risk to the Fund is reduced because the Fund's electric utility holdings are well diversified.

  In the telecommunications sector, performance during the past six months was sluggish as investors adjusted to slower revenue growth stemming from a weak economy and technological change. On the positive side, however, telecommunications companies have cut costs more significantly and rapidly than expected. As a result, the large telecommunications service companies have produced results that are in line with analysts' expectations. As of June 30, 2002, the Fund's three largest telecommunications holdings were BellSouth Corporation, SBC Communications Inc. and Verizon Communications. In selecting securities for the Fund, we continue to focus on the more integrated telecommunication companies--those that can provide a customer with multiple communications options, such as wireless, wireline or DSL connectivity.

  To summarize, several near-term pressures have slowed both the electric utility and telecommunications sectors. Because most of the concerns are of a generalized nature and not company specific, we believe these pressures have made current valuations more attractive. As the Securities and Exchange Commission reviews all of the companies in the S&P 500 Index, more clarity and comparability of financial results should surface and put many current accounting questions to rest. Investment performance may further improve as rating agencies clarify their criteria for determining the financial health of electric utilities and telecommunications businesses. In the interim, many utility and telecom companies are offering attractive dividend yields, which may provide some near-term support to the stocks.

--------------------------------------------------------------------------------

PORTFOLIO MATTERS

  As of June 30, 2002, 77.4% of the Fund's net assets were invested in equities, 16.2% in utility bonds and 6.4% in short-term cash equivalents. Among the Fund's equity investments, 70% was invested in electric utilities, 11% invested in natural gas stocks, 17% invested in telecommunications stocks and 2% invested in water utilities. Geographically, the Fund is focused on the United States and remains overweighted there. The portfolio's U.S. holdings are diversified across many states and regulatory jurisdictions.

IN CONCLUSION

  We appreciate your investment in Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kathleen M. Anderson
Kathleen M. Anderson
Vice President and Senior Portfolio Manager

July 25, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
One Year Ended 6/30/02                                                   -16.38%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                                                  + 4.01
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/02                                       + 7.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF JUNE 30, 2002                                           TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   -8.43%         -16.38%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2002                    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                          PERCENT OF
COUNTRY                 INDUSTRY            HELD                      STOCKS                    VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FRANCE           UTILITIES--WATER              8,700    Suez SA............................  $   231,987       0.4%
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN FRANCE                   231,987       0.4
---------------------------------------------------------------------------------------------------------------------
GERMANY          UTILITIES--ELECTRIC           4,900    E.On AG............................      285,515       0.5
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN GERMANY                  285,515       0.5
---------------------------------------------------------------------------------------------------------------------
GREECE           UTILITIES--ELECTRIC          23,600    +Public Power Corporation
                                                          (GDR)(b).........................      336,558       0.6
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN GREECE                   336,558       0.6
---------------------------------------------------------------------------------------------------------------------
ITALY            TELECOMMUNICATIONS           49,500    Telecom Italia SpA (Registered
                                                          Shares)..........................      262,519       0.4
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN ITALY                    262,519       0.4
---------------------------------------------------------------------------------------------------------------------
MEXICO           TELECOMMUNICATIONS           12,000    Telefonos de Mexico SA (ADR)(a)....      384,960       0.7
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN MEXICO                   384,960       0.7
---------------------------------------------------------------------------------------------------------------------
SPAIN            UTILITIES--ELECTRIC         131,000    Iberdrola SA.......................    1,908,290       3.2
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN SPAIN                  1,908,290       3.2
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    TELECOMMUNICATIONS           18,000    ALLTEL Corporation.................      846,000       1.4
                                              47,000    AT&T Corp. ........................      502,900       0.9
                                              44,936    +AT&T Wireless Services Inc. ......      262,876       0.4
                                              58,000    BellSouth Corporation..............    1,827,000       3.1
                                              12,200    CenturyTel, Inc....................      359,900       0.6
                                              14,900    +Comcast Corporation (Class A).....      355,067       0.6
                                              51,400    +Lucent Technologies Inc. .........       85,324       0.2
                                              54,900    SBC Communications Inc. ...........    1,674,450       2.8
                                              27,586    Sprint Corporation (Units).........      224,826       0.4
                                              25,600    Verizon Communications.............    1,027,840       1.7
                                                                                             -----------     -----
                                                                                               7,166,183      12.1
                 ----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC          53,300    Allegheny Energy, Inc.  ...........    1,372,475       2.3
                                              12,000    Ameren Corporation.................      516,120       0.9
                                              33,000    American Electric Power Company,
                                                          Inc. ............................    1,320,660       2.2
                                              12,100    CMS Energy Corporation.............      132,858       0.2
                                              38,192    Cinergy Corp.  ....................    1,374,530       2.3
                                              34,000    Cleco Corporation..................      744,600       1.3
                                               7,200    Consolidated Edison, Inc...........      300,600       0.5
                                              37,000    Constellation Energy Group.........    1,085,580       1.8
                                              54,000    DPL Inc.  .........................    1,428,300       2.4
                                              31,500    DTE Energy Company.................    1,406,160       2.4
                                              34,000    Dominion Resources, Inc.  .........    2,250,800       3.8
                                              87,500    Duke Energy Corporation............    2,721,250       4.6
                                              23,300    +Edison International..............      396,100       0.7
                                              67,600    Energy East Corporation............    1,527,760       2.6
                                              10,600    Entergy Corporation................      449,864       0.8
                                              14,500    Exelon Corporation.................      758,350       1.3
                                              29,800    FPL Group, Inc.  ..................    1,787,702       3.0
                                              22,300    FirstEnergy Corp.  ................      744,374       1.3
                                              31,200    +Mirant Corporation................      227,760       0.4
                                              28,500    NSTAR..............................    1,276,230       2.2
                                              39,000    PPL Corporation....................    1,290,120       2.2
                                              27,600    Pinnacle West Capital
                                                          Corporation......................    1,090,200       1.8
                                              45,000    Public Service Enterprise Group
                                                          Incorporated.....................    1,948,500       3.3
                                              34,700    SCANA Corporation..................    1,071,189       1.8
                                               9,400    The Southern Company...............      257,560       0.4
                                              28,900    TXU Corp.  ........................    1,489,795       2.5
                                              38,600    Xcel Energy, Inc.  ................      647,322       1.1
                                                                                             -----------     -----
                                                                                              29,616,759      50.1
                 ----------------------------------------------------------------------------------------------------
                 UTILITIES--GAS               12,000    Dynegy Inc. (Class A)..............       86,400       0.2
                                              15,400    EOG Resources, Inc.  ..............      611,380       1.0
                                              46,000    El Paso Corporation................      948,060       1.6
                                              54,400    National Fuel Gas Company..........    1,224,544       2.1
                                              37,500    New Jersey Resources Corporation...    1,119,375       1.9

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS JUNE 30, 2002 (CONCLUDED)           (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                          PERCENT OF
COUNTRY                 INDUSTRY            HELD                      STOCKS                    VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    UTILITIES--GAS               11,800    NiSource Inc.  ....................  $   257,594       0.4%
(CONCLUDED)      (CONCLUDED)                  24,000    Vectren Corporation................      602,400       1.0
                                                                                             -----------     -----
                                                                                               4,849,753       8.2
                 ----------------------------------------------------------------------------------------------------
                 UTILITIES--WATER             16,700    American Water Works Company,
                                                          Inc. ............................      721,607       1.2
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS IN THE UNITED STATES     42,354,302      71.6
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN STOCKS
                                                        (COST--$43,700,003)                   45,764,131      77.4
---------------------------------------------------------------------------------------------------------------------
                                                FACE
                                              AMOUNT          FIXED INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------
UNITED           UTILITIES--ELECTRIC    US$1,000,000    TXU Eastern Funding Company, 6.45%
KINGDOM                                                   due 5/15/2005....................    1,025,452       1.7
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED INCOME SECURITIES IN
                                                        THE UNITED KINGDOM                     1,025,452       1.7
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    UTILITIES--ELECTRIC       2,000,000    DPL Inc., 8.25% due 3/01/2007......    2,165,194       3.7
                                           2,000,000    Niagara Mohawk Power Corp., 7.75%
                                                          due 10/01/2008...................    2,244,624       3.8
                                           2,000,000    Texas Utilities, 6.375% due
                                                          1/01/2008........................    2,016,726       3.4
                                                                                             -----------     -----
                                                                                               6,426,544      10.9
                 ----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC &     2,000,000    WPS Resources Corporation, 7% due
                 GAS                                      11/01/2009.......................    2,138,330       3.6
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED INCOME SECURITIES IN
                                                        THE UNITED STATES                      8,564,874      14.5
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN FIXED INCOME
                                                        SECURITIES (COST--$9,089,627)          9,590,326      16.2
---------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                          2,790,000    General Motors Acceptance Corp.,
                                                          2.10% due 7/01/2002..............    2,789,512       4.7
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN SHORT-TERM
                                                        SECURITIES (COST--$2,789,512)          2,789,512       4.7
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS
                                                        (COST--$55,579,142)................   58,143,969      98.3
                                                        OTHER ASSETS LESS LIABILITIES......    1,018,671       1.7
                                                                                             -----------     -----
                                                        NET ASSETS.........................  $59,162,640     100.0%
                                                                                             ===========     =====


---------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $1,383,170) (identified cost--$55,579,142)................                $58,143,969
Investments held as collateral for loaned securities, at
  value.....................................................                  1,597,900
Cash........................................................                        333
Receivables:
  Securities sold...........................................  $   779,614
  Interest..................................................      183,094
  Dividends.................................................      122,964
  Loaned securities.........................................        1,077
  Capital shares sold.......................................          220     1,086,969
                                                              -----------
Prepaid expenses............................................                     11,250
                                                                            -----------
Total assets................................................                 60,840,421
                                                                            -----------
---------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                  1,597,900
Payables:
  Capital shares redeemed...................................       32,573
  Investment adviser........................................       27,881        60,454
                                                              -----------
Accrued expenses............................................                     19,427
                                                                            -----------
Total liabilities...........................................                  1,677,781
                                                                            -----------
---------------------------------------------------------------------------------------
NET ASSETS..................................................                $59,162,640
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $   805,846
Paid-in capital in excess of par............................                 62,923,606
Undistributed investment income--net........................  $   544,338
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (7,676,281)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    2,565,131
                                                              -----------
Total accumulated losses--net...............................                 (4,566,812)
                                                                            -----------
NET ASSETS..................................................                $59,162,640
                                                                            ===========
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $59,162,640 and 8,058,458
  shares outstanding........................................                $      7.34
                                                                            ===========
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $9,197 foreign withholding tax)...........                $   924,191
Interest....................................................                    458,434
Securities lending--net.....................................                      4,749
                                                                            -----------
Total income................................................                  1,387,374
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................     $196,915
Accounting services.........................................       11,851
Custodian fees..............................................       10,413
Professional fees...........................................        8,445
Transfer agent fees.........................................        5,738
Printing and shareholder reports............................        3,333
Directors' fees and expenses................................        1,377
Pricing services............................................        1,354
Registration fees...........................................           10
Other.......................................................        2,545
                                                                 --------
Total expenses..............................................                    241,981
                                                                            -----------
Investment income--net......................................                  1,145,393
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (7,673,102)
  Foreign currency transactions--net........................       (3,167)   (7,676,269)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................      753,022
  Foreign currency transactions--net........................          548       753,570
                                                              -----------   -----------
Total realized and unrealized loss on investments and
  foreign currency transactions--net........................                 (6,922,699)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(5,777,306)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX       FOR THE
                                                                MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30,      DECEMBER 31,
DECREASE IN NET ASSETS:                                             2002            2001
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 1,145,393     $  2,920,821
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     (7,676,269)       3,284,913
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........        753,570      (19,588,742)
                                                                ------------    ------------
Net decrease in net assets resulting from operations........     (5,777,306)     (13,383,008)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (599,147)      (2,920,253)
Realized gain on investments--net:
  Class A...................................................     (1,340,095)      (2,929,945)
                                                                ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (1,939,242)      (5,850,198)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (6,304,004)     (13,913,650)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................    (14,020,552)     (33,146,856)
Beginning of period.........................................     73,183,192      106,330,048
                                                                ------------    ------------
End of period*..............................................    $59,162,640     $ 73,183,192
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $   544,338     $     (1,908)
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 FOR THE SIX
FINANCIAL STATEMENTS.                                           MONTHS
                                                                 ENDED             FOR THE YEAR ENDED DECEMBER 31,
                                                               JUNE 30,      --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2002          2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $  8.25      $  10.31    $  16.85    $  17.08    $  14.84
                                                                -------      --------    --------    --------    --------
Investment income--net++..................................          .14           .31         .47         .30         .36
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................         (.82)        (1.71)       (.92)       1.75        2.99
                                                                -------      --------    --------    --------    --------
Total from investment operations..........................         (.68)        (1.40)       (.45)       2.05        3.35
                                                                -------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................         (.07)         (.33)       (.50)       (.37)       (.40)
  In excess of investment income--net.....................           --            --        (.01)         --          --
  Realized gain on investments--net.......................         (.16)         (.33)      (5.58)      (1.91)       (.71)
                                                                -------      --------    --------    --------    --------
Total dividends and distributions.........................         (.23)         (.66)      (6.09)      (2.28)      (1.11)
                                                                -------      --------    --------    --------    --------
Net asset value, end of period............................      $  7.34      $   8.25    $  10.31    $  16.85    $  17.08
                                                              ===========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................       (8.43%)+     (14.02%)     (2.71%)     12.63%      24.06%
                                                              ===========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................         .74%*         .71%        .69%        .69%        .68%
                                                                =======      ========    ========    ========    ========
Investment income--net....................................        3.49%*        3.27%       3.00%       1.83%       2.39%
                                                              ===========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................      $59,163      $ 73,183    $106,330    $133,087    $144,978
                                                                =======      ========    ========    ========    ========
Portfolio turnover........................................        9.04%        34.59%      64.95%       4.20%       5.20%
                                                              ===========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

**Total investment returns exclude insurance-related fees and expenses.

+Aggregate total investment return.

++Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 17 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Utilities & Telecommunications V.I. Fund (the "Fund") (formerly Utilities & Telecommunications Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the

--------------------------------------------------------------------------------

Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of June 30, 2002, cash collateral of $480,483 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,117,417 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended June 30, 2002, QA Advisors received $1,676 in securities lending agent fees.
  For the six months ended June 30, 2002, MLPF&S earned $2,060 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2002, the Fund paid Merrill Lynch Securities Pricing Service, an affiliate of MLPF&S, $111 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the six months ended June 30, 2002, the Fund reimbursed MLIM $1,413 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $5,641,243 and $13,630,937, respectively.

  Net realized losses for the six months ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:

--------------------------------------------------------------------
                                            Realized      Unrealized
                                             Losses         Gains
--------------------------------------------------------------------
Long-term investments..................   $(7,673,045)    $2,564,827
Short-term investments.................           (57)            --
Foreign currency transactions..........        (3,167)           304
                                          -----------     ----------
Total..................................   $(7,676,269)    $2,565,131
                                          ===========     ==========
--------------------------------------------------------------------

  At June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,564,827, of which $7,844,961 related to appreciated securities and $5,280,134 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $55,579,142.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------
Class A Shares for the Six Months Ended                      Dollar
June 30, 2002                                Shares          Amount
----------------------------------------------------------------------
Shares sold...........................         33,388     $    267,636
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................        243,013        1,939,242
                                           ----------     ------------
Total issued..........................        276,401        2,206,878
Shares redeemed.......................     (1,084,607)      (8,510,882)
                                           ----------     ------------
Net decrease..........................       (808,206)    $ (6,304,004)
                                           ==========     ============
----------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                          Dollar
December 31, 2001                          Shares          Amount
--------------------------------------------------------------------
Shares sold..........................       601,810     $  5,679,794
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................       656,007        5,850,198
                                         ----------     ------------
Total issued.........................     1,257,817       11,529,992
Shares redeemed......................    (2,701,523)     (25,443,642)
                                         ----------     ------------
Net decrease.........................    (1,443,706)    $(13,913,650)
                                         ==========     ============
--------------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. SUBSEQUENT EVENT:

On July 15, 2002, an ordinary income dividend of $.068054 was declared. The dividend was paid on July 19, 2002, to shareholders of record on July 16, 2002.

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

CUSTODIAN
For all Funds except Developing Capital
Markets V.I. Fund:
The Bank of New York
110 Washington Street
New York, NY 10286

For Developing Capital Markets V.I. Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

                                                              DIRECTORS AND OFFICERS
                                                              Terry K. Glenn           Kevin M. Rendino
                                                              President and Director   Senior Vice President

                                                              James H. Bodurtha        Kurt Schansinger
                                                              Director                 Senior Vice President

                                                              Joe Grills               Dennis W. Stattman
                                                              Director                 Senior Vice President

                                                              Herbert I. London        Richard Vella
                                                              Director                 Senior Vice President

                                                              Andre F. Perold          Kathleen Anderson
                                                              Director                 Vice President

                                                              Roberta Copper Ramo      Michael S. Hahn
                                                              Director                 Vice President

                                                              Robert S. Salomon, Jr.   Debbie Jelilian
                                                              Director                 Vice President

                                                              Melvin R. Seiden         Patrick Maldari
                                                              Director                 Vice President

                                                              Stephen B. Swensrud      Nicholas Moakes
                                                              Director                 Vice President

                                                              R. Elise Baum            James J. Pagano
                                                              Senior Vice President    Vice President

                                                              Walter Cuje              Josephine Ragni
                                                              Senior Vice President    Vice President

                                                              Robert C. Doll, Jr.      Jacqueline L. Rogers
                                                              Senior Vice President    Vice President

                                                              Lawrence R. Fuller       Jeffrey L. Russo
                                                              Senior Vice President    Vice President

                                                              Bryan N. Ison            David Soden
                                                              Senior Vice President    Vice President

                                                              Robert J. Martorelli     Donald C. Burke
                                                              Senior Vice President    Vice President and
                                                                                       Treasurer
                                                              Kevin J. McKenna
                                                              Senior Vice President    Stephen M. Benham
                                                                                       Secretary
                                                              Robert F. Murray
                                                              Senior Vice President

PROXY RESULTS
--------------------------------------------------------------------------------

During the six-month period ended June 30, 2002, Merrill Lynch Variable Series Funds, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on March 26, 2002. A description of the proposal and number of shares voted are as follows:

                                                                SHARES VOTED     SHARES WITHHELD
                                                                     FOR           FROM VOTING
                                                                -------------    ---------------
1.   To elect the Fund's Board of Directors:
            Terry K. Glenn                                      1,004,367,521      26,719,532
            James H. Bodurtha                                   1,003,621,149      27,465,900
            Joe Grills                                          1,004,017,624      27,069,425
            Herbert I. London                                   1,004,218,725      26,869,329
            Andre F. Perold                                     1,003,859,898      27,227,164
            Roberta Cooper Ramo                                 1,002,878,510      28,208,543
            Robert S. Salomon, Jr.                              1,002,663,928      28,423,121
            Melvin R. Seiden                                    1,001,597,448      29,489,599
            Stephen B. Swensrud                                 1,002,019,208      29,067,843

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market V.I. Fund or Reserve Assets V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                     #16897-6/02